United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 12/31/22

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Ashwin Alankar portfolio manager

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Vanguard Intermediate-Term Corporate Bond
Exchange-Traded Funds (ETFs)	2.8%
Vanguard Long-Term Corporate Bond
Exchange-Traded Funds (ETFs)	1.1%
Microsoft Corp
Software	1.0%
Apple Inc
Technology Hardware, Storage & Peripherals	0.3%
Abbott Laboratories
Health Care Equipment & Supplies	0.3%
5.5%

Asset Allocation - (% of Net Assets)
Commercial Paper	71.5%
Common Stocks	21.0%
Investment Companies	3.9%
Foreign Government Bonds	1.5%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Other	1.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.22%	-11.57%	2.13%	3.35%	3.22%	1.05%
Class A Shares at MOP	-5.95%	-16.64%	0.92%	2.54%
Class C Shares at NAV	-0.22%	-11.47%	2.05%	3.04%	2.41%	1.73%
Class C Shares at CDSC	-1.20%	-12.35%	2.05%	3.04%
Class D Shares	-0.12%	-11.41%	2.34%	3.51%	1.59%	0.85%
Class I Shares	0.01%	-11.28%	2.42%	3.63%	2.23%	0.71%
Class N Shares	-0.04%	-11.33%	2.45%	3.66%	1.25%	0.70%
Class S Shares	-0.12%	-11.33%	2.30%	3.42%	1.93%	1.20%
Class T Shares	-0.22%	-11.53%	2.22%	3.43%	1.73%	0.95%
MSCI All Country World Index	2.28%	-18.36%	5.23%	6.35%
Adaptive Global Allocation 60/40 Index (Hedged)	0.55%	-15.32%	3.59%	4.61%
Bloomberg Global Aggregate Bond Index (USD Hedged)	-2.38%	-11.22%	0.36%	1.37%
Morningstar Quartile - Class I Shares	-	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	166/421	214/405	153/369

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

2	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$997.80	$5.04	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$997.80	$6.09	$1,000.00	$1,019.11	$6.16	1.21%
Class D Shares	$1,000.00	$998.80	$4.13	$1,000.00	$1,021.07	$4.18	0.82%
Class I Shares	$1,000.00	$1,000.10	$3.43	$1,000.00	$1,021.78	$3.47	0.68%
Class N Shares	$1,000.00	$999.60	$3.38	$1,000.00	$1,021.83	$3.41	0.67%
Class S Shares	$1,000.00	$998.80	$3.98	$1,000.00	$1,021.22	$4.02	0.79%
Class T Shares	$1,000.00	$997.80	$4.58	$1,000.00	$1,020.62	$4.63	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Foreign Government Bonds– 1.5%
Japan Treasury Discount Bill, 0%, 2/27/23◊((cost $519,224)	73,750,000	JPY	$562,184
Common Stocks– 21.0%
Aerospace & Defense – 0.1%
Aerojet Rocketdyne Holdings Inc*	688		38,480
Air Freight & Logistics – 0.3%
CH Robinson Worldwide Inc	654		59,880
GXO Logistics Inc*	312		13,319
United Parcel Service Inc	309		53,717
			126,916
Auto Components – 0%
BorgWarner Inc	359		14,450
Automobiles – 0.2%
Ferrari NV	63		13,496
Harley-Davidson Inc	78		3,245
Stellantis NV#	3,615		51,333
			68,074
Banks – 1.3%
Bank of Montreal	428		38,777
Bank OZK	1,857		74,391
Canadian Imperial Bank of Commerce#	688		27,830
Comerica Inc	280		18,718
Fifth Third Bancorp	1,176		38,585
JPMorgan Chase & Co	607		81,399
PNC Financial Services Group Inc	244		38,537
Royal Bank of Canada	404		37,984
Toronto-Dominion Bank	403		26,098
Truist Financial Corp	1,829		78,702
Zions Bancorp NA	354		17,403
			478,424
Beverages – 0.4%
Coca-Cola Co	588		37,403
Keurig Dr Pepper Inc	2,031		72,425
PepsiCo Inc	305		55,101
			164,929
Biotechnology – 0.5%
Amgen Inc	143		37,558
Beam Therapeutics Inc*	41		1,604
Exact Sciences Corp*	46		2,277
Gilead Sciences Inc	582		49,965
Intellia Therapeutics Inc*	493		17,201
Ionis Pharmaceuticals Inc*	384		14,504
Seagen Inc*	325		41,766
Vertex Pharmaceuticals Inc*	64		18,482
			183,357
Building Products – 0.2%
Johnson Controls International PLC	656		41,984
Masco Corp	600		28,002
			69,986
Capital Markets – 1.3%
Bank of New York Mellon Corp	865		39,375
Blue Owl Capital Inc	3,194		33,856
Carlyle Group Inc/The	467		13,935
CME Group Inc	392		65,919
Franklin Resources Inc	1,359		35,850
FS KKR Capital Corp	2,138		37,415
Intercontinental Exchange Inc	1,109		113,772
Jefferies Financial Group Inc	73		2,502
Lazard Ltd	372		12,897
Nasdaq Inc	596		36,565

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets– (continued)
Owl Rock Capital Corp	3,142	$36,290
S&P Global Inc	129	43,207
T Rowe Price Group Inc	258	28,137
		499,720
Chemicals – 0.5%
DuPont de Nemours Inc	504	34,590
Ecolab Inc	361	52,547
Linde PLC	175	57,081
PPG Industries Inc	121	15,215
Sherwin-Williams Co	70	16,613
		176,046
Communications Equipment – 0.1%
Ciena Corp*	236	12,031
Cisco Systems Inc	576	27,441
		39,472
Construction Materials – 0.1%
Martin Marietta Materials Inc	148	50,020
Consumer Finance – 0.1%
American Express Co	133	19,651
Containers & Packaging – 0.1%
Ball Corp	269	13,757
Berry Global Group Inc	110	6,647
Crown Holdings Inc	61	5,015
Westrock Co	363	12,763
		38,182
Distributors – 0.1%
LKQ Corp	439	23,447
Diversified Consumer Services – 0.1%
Service Corp International/US	541	37,405
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*	149	46,026
Electric Utilities – 0.7%
American Electric Power Co Inc	586	55,641
Duke Energy Corp	61	6,282
Edison International	147	9,352
Exelon Corp	1,797	77,684
PPL Corp	257	7,510
Southern Co	1,074	76,694
Xcel Energy Inc	517	36,247
		269,410
Electrical Equipment – 0.3%
ChargePoint Holdings Inc*,#	398	3,793
Eaton Corp PLC	256	40,179
Emerson Electric Co	422	40,537
Rockwell Automation Inc	60	15,454
		99,963
Electronic Equipment, Instruments & Components – 0%
Keysight Technologies Inc*	89	15,225
Entertainment – 0.2%
AMC Entertainment Holdings Inc#	615	2,503
Playtika Holding Corp*	235	2,000
Take-Two Interactive Software Inc*	145	15,099
Walt Disney Co*	297	25,803
World Wrestling Entertainment Inc	530	36,316
		81,721
Equity Real Estate Investment Trusts (REITs) – 1.2%
American Tower Corp	180	38,135
Equinix Inc	26	17,031
Host Hotels & Resorts Inc	645	10,352

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Invitation Homes Inc	2,412	$71,492
Kimco Realty Corp	3,313	70,169
Realty Income Corp	579	36,726
STAG Industrial Inc	2,250	72,697
VICI Properties Inc	1,714	55,534
Weyerhaeuser Co	3,016	93,496
		465,632
Food & Staples Retailing – 0.4%
Sprouts Farmers Market Inc*	1,102	35,672
Sysco Corp	487	37,231
US Foods Holding Corp*	419	14,254
Walgreens Boots Alliance Inc	1,296	48,419
		135,576
Food Products – 0.6%
Hershey Co	155	35,893
Lamb Weston Holdings Inc	437	39,050
McCormick & Co Inc/MD	773	64,074
Mondelez International Inc	1,131	75,381
Tyson Foods Inc	116	7,221
		221,619
Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	1,055	115,828
Baxter International Inc	708	36,087
Lantheus Holdings Inc*	612	31,188
Medtronic PLC	1,047	81,373
Novocure Ltd*	193	14,157
Stryker Corp	80	19,559
		298,192
Health Care Providers & Services – 0.6%
Cardinal Health Inc	472	36,283
CVS Health Corp	384	35,785
Humana Inc	72	36,878
Laboratory Corp of America Holdings	163	38,383
UnitedHealth Group Inc	139	73,695
		221,024
Hotels, Restaurants & Leisure – 0.4%
Booking Holdings Inc*	7	14,107
Chipotle Mexican Grill Inc*	3	4,162
McDonald's Corp	190	50,071
Starbucks Corp	229	22,717
Wendy's Co	1,609	36,412
Yum! Brands Inc	242	30,995
		158,464
Household Durables – 0.4%
Garmin Ltd	1,184	109,271
Leggett & Platt Inc	1,150	37,064
Tempur Sealy International Inc	431	14,796
		161,131
Household Products – 0.3%
Church & Dwight Co Inc	149	12,011
Procter & Gamble Co	668	101,242
		113,253
Independent Power and Renewable Electricity Producers – 0.1%
Vistra Energy Corp	1,550	35,960
Industrial Conglomerates – 0.2%
3M Co	305	36,576
Honeywell International Inc	223	47,789
		84,365

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 0.6%
Accenture PLC	127	$33,889
Automatic Data Processing Inc	84	20,064
Cognizant Technology Solutions Corp	1,321	75,548
Fidelity National Information Services Inc	241	16,352
Mastercard Inc	103	35,816
Paychex Inc	442	51,078
		232,747
Insurance – 1.3%
American International Group Inc	122	7,715
Cincinnati Financial Corp	631	64,608
Hartford Financial Services Group Inc	497	37,688
Lincoln National Corp	461	14,162
Manulife Financial Corp	4,245	75,731
Marsh & McLennan Cos Inc	441	72,977
MetLife Inc	1,600	115,792
Old Republic International Corp	440	10,626
Progressive Corp/The	333	43,193
Prudential Financial Inc	387	38,491
		480,983
Interactive Media & Services – 0.3%
Alphabet Inc - Class A*	640	56,467
IAC / InterActiveCorp*	22	977
ZoomInfo Technologies Inc - Class A*	1,240	37,336
		94,780
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	809	67,956
Coupang Inc*	588	8,649
		76,605
Leisure Products – 0.1%
Callaway Golf Co*	645	12,739
Mattel Inc*	2,223	39,658
		52,397
Life Sciences Tools & Services – 0.3%
Agilent Technologies Inc	21	3,143
Avantor Inc*	1,711	36,085
Danaher Corp	196	52,022
Thermo Fisher Scientific Inc	21	11,564
		102,814
Machinery – 0.3%
Cummins Inc	163	39,493
Illinois Tool Works Inc	84	18,505
Ingersoll Rand Inc	280	14,630
Wabtec Corp	332	33,137
		105,765
Media – 0.4%
New York Times Co	419	13,601
Omnicom Group Inc	603	49,187
Sirius XM Holdings Inc#	12,410	72,474
Trade Desk Inc*	114	5,111
		140,373
Metals & Mining – 0.2%
Alamos Gold Inc - Class A	3,877	39,196
Commercial Metals Co	289	13,959
Franco-Nevada Corp	261	35,621
		88,776
Multi-Utilities – 0.5%
CenterPoint Energy Inc	1,538	46,125
Dominion Energy Inc	943	57,825

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities– (continued)
Public Service Enterprise Group Inc	348	$21,322
Sempra Energy	448	69,234
		194,506
Oil, Gas & Consumable Fuels – 0.8%
Antero Midstream Corp	10,535	113,673
Chevron Corp	421	75,565
Crescent Point Energy Corp	2,126	15,201
Enbridge Inc	844	33,000
Magnolia Oil & Gas Corp	1,597	37,450
New Fortress Energy Inc	288	12,217
Pembina Pipeline Corp	630	21,388
		308,494
Personal Products – 0.2%
Estee Lauder Cos Inc	219	54,336
Olaplex Holdings Inc*	1,846	9,618
		63,954
Pharmaceuticals – 0.6%
Elanco Animal Health Inc*	2,966	36,245
Johnson & Johnson	307	54,232
Merck & Co Inc	629	69,788
Zoetis Inc	524	76,792
		237,057
Professional Services – 0%
Equifax Inc	76	14,771
Real Estate Management & Development – 0.1%
CBRE Group Inc*	488	37,556
Road & Rail – 0.2%
CSX Corp	1,150	35,627
JB Hunt Transport Services Inc	46	8,021
Norfolk Southern Corp	63	15,524
Ryder System Inc	26	2,173
		61,345
Semiconductor & Semiconductor Equipment – 0.5%
Analog Devices Inc	118	19,356
Broadcom Inc	54	30,193
Cirrus Logic Inc*	181	13,481
Lattice Semiconductor Corp*	404	26,212
Marvell Technology Inc	323	11,964
Teradyne Inc	475	41,491
Texas Instruments Inc	302	49,896
Universal Display Corp	124	13,397
		205,990
Software – 1.3%
Asana Inc - Class A*	258	3,553
Autodesk Inc*	85	15,884
Dropbox Inc*	613	13,719
Dynatrace Inc*	369	14,133
Freshworks Inc - Class A*	942	13,857
Gitlab Inc - Class A*	100	4,544
HubSpot Inc*	24	6,939
Intuit Inc	21	8,174
Microsoft Corp	1,587	380,594
New Relic Inc*	23	1,298
Salesforce.com Inc*	174	23,071
Samsara Inc - Class A*	1,299	16,147
		501,913
Specialty Retail – 0.4%
O'Reilly Automotive Inc*	99	83,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
TJX Cos Inc	1,062	$84,535
		168,094
Technology Hardware, Storage & Peripherals – 0.4%
Apple Inc	962	124,993
Dell Technologies Inc	344	13,836
Hewlett Packard Enterprise Co	817	13,039
Logitech International SA (U.S. Shares)#	138	8,590
Pure Storage Inc*	378	10,115
		170,573
Textiles, Apparel & Luxury Goods – 0.1%
Under Armour Inc*	4,027	35,921
Tobacco – 0.1%
Philip Morris International Inc	368	37,245
Trading Companies & Distributors – 0.2%
Fastenal Co	1,525	72,163
Transportation Infrastructure – 0.2%
Atlas Corp#	3,746	57,464
Total Common Stocks (cost $7,993,616)		7,978,406
Investment Companies– 3.9%
Exchange-Traded Funds (ETFs) – 3.9%
Vanguard Intermediate-Term Corporate Bond	13,571	1,051,888
Vanguard Long-Term Corporate Bond#	5,875	444,796
Total Investment Companies (cost $1,486,817)		1,496,684
Commercial Paper– 71.5%
American Honda Finance Corp, 0%, 2/3/23◊	$2,000,000	1,990,832
AT&T Inc, 0%, 1/18/23 (Section 4(2))◊	1,950,000	1,945,243
Aviation Capital Group LLC, 0%, 1/3/23 (Section 4(2))◊	2,000,000	2,013,593
Brookfield Infrastructure Holdings Canada Inc, 0%, 1/10/23◊	1,950,000	1,947,250
Conagra Brands Inc, 0%, 1/13/23 (Section 4(2))◊	2,000,000	1,996,189
Dow Chemical Co/The, 0%, 1/19/23◊	1,900,000	1,895,061
General Motors Financial Co Inc, 0%, 1/9/23 (Section 4(2))◊	1,900,000	1,897,445
Harley Davidson Financial Services Inc, 0%, 1/19/23 (Section 4(2))◊	2,000,000	1,994,673
Humana Inc, 0%, 1/23/23 (Section 4(2))◊	1,000,000	996,882
Intesa Sanpaolo Funding LLC, 0%, 1/3/23◊	1,900,000	1,899,003
Newell Brands Inc, 0%, 1/6/23 (Section 4(2))◊	1,650,000	1,648,438
Oracle Corp, 0%, 1/5/23 (Section 4(2))◊	2,000,000	1,998,485
Ovintiv Canada ULC, 0%, 1/3/23◊	1,300,000	1,299,300
Parker-Hannifin Corp, 0%, 1/4/23 (Section 4(2))◊	1,900,000	1,898,819
Walgreens Boots Alliance Inc, 0%, 2/13/23 (Section 4(2))◊	1,800,000	1,789,087
Total Commercial Paper (cost $27,208,974)		27,210,300
Investments Purchased with Cash Collateral from Securities Lending– 0.5%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	145,259	145,259
Time Deposits – 0.1%
Royal Bank of Canada, 4.3100%, 1/3/23	$44,124	44,124
Total Investments Purchased with Cash Collateral from Securities Lending (cost $189,383)		189,383
Total Investments (total cost $37,398,013) – 98.4%		37,436,957
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		617,100
Net Assets – 100%		$38,054,057

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$32,532,414	86.9%
Canada	2,355,540	6.3
Italy	1,912,499	5.1
Japan	562,184	1.5
United Kingdom	57,081	0.2
South Korea	8,649	0.0
Switzerland	8,590	0.0

Total	$37,436,957	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	$4,399∆	$-	$-	$145,259

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	581,991	5,707,464	(6,144,196)	145,259

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, National Association:
Japanese Yen	2/27/23	(73,750,000)	$528,132	(38,452)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	4	3/31/23	$449,188	$(2,719)
10-Year Australian Bond	11	3/15/23	866,186	(40,234)
2 Year US Treasury Note	3	4/5/23	615,234	(586)
5 Year US Treasury Note	7	4/5/23	755,508	(3,086)
Amsterdam Index	3	1/20/23	442,878	(19,755)
CAC40 10 Euro	6	1/20/23	415,521	(14,693)
DAX Index	1	3/17/23	374,283	(15,309)
E-Mini Russel 2000	2	3/17/23	177,090	(6,310)
Euro-OAT	8	3/10/23	1,089,991	(71,711)
Euro-Schatz	1	3/10/23	112,831	(1,348)
MSCI Emerging Markets Index	31	3/20/23	1,487,070	(31,702)
NASDAQ 100 E-Mini	3	3/17/23	661,335	(48,738)
NIKKEI 225 Mini	12	3/10/23	238,500	(13,577)
OMXS30 Index	13	1/20/23	254,538	(11,949)
S&P 500 E-Mini	22	3/17/23	4,247,100	(120,288)
S&P/TSX 60 Index	1	3/17/23	172,832	(6,378)
SPI 200	3	3/16/23	356,958	(7,363)
Ultra Long Term US Treasury Bond	6	3/31/23	805,875	(18,274)
US Treasury Long Bond	7	3/31/23	877,406	(10,750)
Total				$(444,770)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total

Liability Derivatives:
Forward foreign currency exchange contracts	$ 38,452	$ -	$ -	$ 38,452
*Futures contracts		296,062	148,708	$444,770

Total Liability Derivatives	$ 38,452	$296,062	$ 148,708	$483,222

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts		$(242,332)	$ (315,580)	$(557,912)
Purchased options contracts		(70,353)	(1,314)	$ (71,667)
Written options contracts		61,243	(441)	$ 60,802

Total	$ -	$(251,442)	$ (317,335)	$(568,777)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts		$(260,362)	$ (120,943)	$(381,305)
Forward foreign currency exchange contracts	(38,452)			$ (38,452)

Total	$(38,452)	$(260,362)	$ (120,943)	$(419,757)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Forward foreign currency exchange contracts:
Average amounts sold - in USD	$ 158,167
Futures contracts:
Average notional amount of contracts - long	15,549,252
Average notional amount of contracts - short	196,109
Options:
Average value of option contracts purchased	16,303
Average value of option contracts written	8,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$184,113	$—	$(184,113)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$38,452	$—	$—	$38,452

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Global Aggregate Bond Index (USD Hedged)	Bloomberg Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company
PLC	Public Limited Company

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2022 is $18,178,854, which represents 47.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Foreign Government Bonds	$-	$562,184	$-
Common Stocks	7,978,406	-	-
Investment Companies	1,496,684	-	-
Commercial Paper	-	27,210,300	-
Investments Purchased with Cash Collateral from Securities Lending	-	189,383	-
Total Assets	$9,475,090	$27,961,867	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$38,452	$-
Futures Contracts	444,770	-	-
Total Liabilities	$444,770	$38,452	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

16	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $37,252,754)(1)	$37,291,698
Affiliated investments, at value (cost $145,259)	145,259
Cash	14,649
Deposits with brokers for futures	987,000
Variation margin receivable on futures contracts	2,497
Trustees' deferred compensation	1,236
Receivables:
Dividends	26,716
Fund shares sold	10,929
Foreign tax reclaims	3,153
Other assets	4,447
Total Assets	38,487,584
Liabilities:
Foreign cash due to custodian (cost $208)	208
Collateral for securities loaned (Note 3)	189,383
Forward foreign currency exchange contracts	38,452
Variation margin payable on futures contracts	77,920
Payables:	—
Fund shares repurchased	40,138
Professional fees	36,450
Advisory fees	7,551
Custodian fees	1,837
Transfer agent fees and expenses	1,634
12b-1 Distribution and shareholder servicing fees	1,306
Trustees' deferred compensation fees	1,236
Affiliated fund administration fees payable	88
Trustees' fees and expenses	43
Accrued expenses and other payables	37,281
Total Liabilities	433,527
Net Assets	$38,054,057

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$41,556,430
Total distributable earnings (loss)	(3,502,373)
Total Net Assets	$38,054,057
Net Assets - Class A Shares	$232,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,623
Net Asset Value Per Share(2)	$9.09
Maximum Offering Price Per Share(3)	$9.64
Net Assets - Class C Shares	$1,193,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	131,368
Net Asset Value Per Share(2)	$9.09
Net Assets - Class D Shares	$3,102,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	339,082
Net Asset Value Per Share	$9.15
Net Assets - Class I Shares	$363,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,697
Net Asset Value Per Share	$9.16
Net Assets - Class N Shares	$32,306,757
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,531,082
Net Asset Value Per Share	$9.15
Net Assets - Class S Shares	$712,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,920
Net Asset Value Per Share	$9.14
Net Assets - Class T Shares	$141,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,708
Net Asset Value Per Share	$9.03

(1) Includes $184,113 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$513,644
Dividends	156,644
Affiliated securities lending income, net	4,399
Unaffiliated securities lending income, net	1,131
Other income	9,732
Foreign tax withheld	(1,528)
Total Investment Income	684,022
Expenses:
Advisory fees	153,833
12b-1 Distribution and shareholder servicing fees:
Class A Shares	246
Class C Shares	3,282
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	1,915
Class S Shares	915
Class T Shares	1,564
Transfer agent networking and omnibus fees:
Class A Shares	65
Class C Shares	228
Class I Shares	—
Other transfer agent fees and expenses:
Class A Shares	9
Class C Shares	44
Class D Shares	492
Class I Shares	24
Class N Shares	901
Class S Shares	8
Class T Shares	22
Non-affiliated fund administration fees	37,074
Registration fees	35,907
Professional fees	29,487
Custodian fees	6,331
Shareholder reports expense	4,615
Trustees’ fees and expenses	592
Affiliated fund administration fees	513
Other expenses	276
Total Expenses	278,343
Less: Excess Expense Reimbursement and Waivers	(133,751)
Net Expenses	144,592
Net Investment Income/(Loss)	539,430

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$456,714
Purchased options contracts	(71,667)
Futures contracts	(557,912)
Written options contracts	60,802
Total Net Realized Gain/(Loss) on Investments	(112,063)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	25,266
Forward foreign currency exchange contracts	(38,452)
Futures contracts	(381,305)
Total Change in Unrealized Net Appreciation/Depreciation	(394,491)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,876

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$539,430	$542,332
Net realized gain/(loss) on investments	(112,063)	(1,665,521)
Change in unrealized net appreciation/depreciation	(394,491)	(3,782,072)
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,876	(4,905,261)
Dividends and Distributions to Shareholders:
Class A Shares	(1,960)	(27,215)
Class C Shares	(11,768)	(313,152)
Class D Shares	(33,223)	(458,301)
Class I Shares	(4,378)	(40,667)
Class N Shares	(407,403)	(7,075,488)
Class S Shares	(8,382)	(224,954)
Class T Shares	(2,777)	(209,727)
Net Decrease from Dividends and Distributions to Shareholders	(469,891)	(8,349,504)
Capital Share Transactions:
Class A Shares	65,962	23,941
Class C Shares	(112,970)	(443,634)
Class D Shares	19,939	733,612
Class I Shares	(147,737)	245,216
Class N Shares	(803,989)	(5,411,727)
Class S Shares	8,388	(536,820)
Class T Shares	(1,219,037)	206,660
Net Increase/(Decrease) from Capital Share Transactions	(2,189,444)	(5,182,752)
Net Increase/(Decrease) in Net Assets	(2,626,459)	(18,437,517)
Net Assets:
Beginning of period	40,680,516	59,118,033
End of period	$38,054,057	$40,680,516

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.19	$11.86	$9.78	$10.32	$10.43	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.07	0.07	0.12	0.22	0.13
Net realized and unrealized gain/(loss)	(0.14)	(1.07)	2.33	(0.43)	0.17	0.55
Total from Investment Operations	(0.02)	(1.00)	2.40	(0.31)	0.39	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.14)	(0.17)	(0.22)	(0.09)	(0.18)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.08)	(1.67)	(0.32)	(0.23)	(0.50)	(0.80)
Net Asset Value, End of Period	$9.09	$9.19	$11.86	$9.78	$10.32	$10.43
Total Return*	(0.22)%	(10.06)%	24.78%	(3.14)%	4.22%	6.27%
Net Assets, End of Period (in thousands)	$233	$167	$190	$84	$2,567	$766
Average Net Assets for the Period (in thousands)	$193	$186	$128	$1,208	$2,179	$777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.15%	3.18%	3.93%	1.73%	1.69%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%	0.95%	1.02%	0.96%	1.01%
Ratio of Net Investment Income/(Loss)	2.51%	0.66%	0.62%	1.17%	2.14%	1.24%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.20	$11.85	$9.76	$10.30	$10.35	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.09	0.07	0.09	0.17	0.06
Net realized and unrealized gain/(loss)	(0.12)	(1.08)	2.35	(0.41)	0.20	0.54
Total from Investment Operations	(0.02)	(0.99)	2.42	(0.32)	0.37	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.18)	(0.21)	(0.01)	(0.11)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.09)	(1.66)	(0.33)	(0.22)	(0.42)	(0.73)
Net Asset Value, End of Period	$9.09	$9.20	$11.85	$9.76	$10.30	$10.35
Total Return*	(0.22)%	(9.94)%	25.01%	(3.30)%	3.96%	5.58%
Net Assets, End of Period (in thousands)	$1,194	$1,323	$2,253	$1,644	$1,778	$1,603
Average Net Assets for the Period (in thousands)	$1,305	$2,033	$2,039	$1,644	$1,695	$1,448
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	1.52%	1.62%	1.92%	1.88%	2.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	0.84%	0.89%	1.21%	1.14%	1.75%
Ratio of Net Investment Income/(Loss)	2.14%	0.84%	0.65%	0.91%	1.71%	0.54%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.26	$11.94	$9.82	$10.33	$10.43	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.09	0.08	0.12	0.20	0.15
Net realized and unrealized gain/(loss)	(0.13)	(1.09)	2.38	(0.40)	0.20	0.55
Total from Investment Operations	(0.01)	(1.00)	2.46	(0.28)	0.40	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.19)	(0.22)	(0.09)	(0.19)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.10)	(1.68)	(0.34)	(0.23)	(0.50)	(0.81)
Net Asset Value, End of Period	$9.15	$9.26	$11.94	$9.82	$10.33	$10.43
Total Return*	(0.12)%	(9.94)%	25.21%	(2.90)%	4.31%	6.51%
Net Assets, End of Period (in thousands)	$3,103	$3,110	$3,150	$3,030	$2,813	$2,480
Average Net Assets for the Period (in thousands)	$3,186	$3,197	$3,088	$2,844	$2,564	$2,139
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.55%	1.50%	1.54%	1.43%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.80%	0.81%	0.87%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	2.58%	0.87%	0.71%	1.24%	1.97%	1.39%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.27	$11.92	$9.84	$10.35	$10.46	$10.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.13	0.07	0.18	0.21	0.19
Net realized and unrealized gain/(loss)	(0.11)	(1.11)	2.36	(0.44)	0.19	0.52
Total from Investment Operations	—	(0.98)	2.43	(0.26)	0.40	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.20)	(0.24)	(0.10)	(0.20)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.11)	(1.67)	(0.35)	(0.25)	(0.51)	(0.82)
Net Asset Value, End of Period	$9.16	$9.27	$11.92	$9.84	$10.35	$10.46
Total Return*	0.01%	(9.80)%	24.92%	(2.68)%	4.33%	6.57%
Net Assets, End of Period (in thousands)	$364	$514	$345	$342	$15,008	$9,959
Average Net Assets for the Period (in thousands)	$387	$336	$310	$7,161	$14,537	$4,830
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.10%	2.19%	2.36%	1.14%	1.35%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.80%	0.76%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	2.40%	1.20%	0.64%	1.76%	2.12%	1.75%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.27	$11.95	$9.84	$10.35	$10.46	$10.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.11	0.09	0.14	0.21	0.16
Net realized and unrealized gain/(loss)	(0.13)	(1.09)	2.37	(0.41)	0.20	0.56
Total from Investment Operations	—	(0.98)	2.46	(0.27)	0.41	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	(0.20)	(0.23)	(0.11)	(0.20)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.12)	(1.70)	(0.35)	(0.24)	(0.52)	(0.82)
Net Asset Value, End of Period	$9.15	$9.27	$11.95	$9.84	$10.35	$10.46
Total Return*	(0.04)%	(9.81)%	25.22%	(2.74)%	4.36%	6.72%
Net Assets, End of Period (in thousands)	$32,307	$33,518	$50,111	$40,773	$46,087	$51,921
Average Net Assets for the Period (in thousands)	$33,249	$46,464	$45,500	$44,038	$49,849	$52,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.22%	1.28%	1.25%	1.26%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.73%	0.70%	0.73%
Ratio of Net Investment Income/(Loss)	2.70%	1.01%	0.85%	1.40%	2.10%	1.52%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.26	$11.93	$9.82	$10.35	$10.42	$10.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.11	0.09	0.12	0.20	0.12
Net realized and unrealized gain/(loss)	(0.13)	(1.09)	2.36	(0.42)	0.20	0.55
Total from Investment Operations	(0.01)	(0.98)	2.45	(0.30)	0.40	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.16)	(0.19)	(0.22)	(0.06)	(0.16)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.11)	(1.69)	(0.34)	(0.23)	(0.47)	(0.78)
Net Asset Value, End of Period	$9.14	$9.26	$11.93	$9.82	$10.35	$10.42
Total Return*	(0.12)%	(9.85)%	25.18%	(3.05)%	4.33%	6.24%
Net Assets, End of Period (in thousands)	$713	$713	$1,581	$1,263	$1,303	$1,256
Average Net Assets for the Period (in thousands)	$718	$1,395	$1,448	$1,284	$1,258	$1,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.94%	1.58%	1.68%	1.82%	1.79%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.71%	0.74%	0.97%	0.89%	1.11%
Ratio of Net Investment Income/(Loss)	2.60%	0.98%	0.79%	1.15%	1.92%	1.14%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.23	$11.90	$9.80	$10.33	$10.43	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.08	0.07	0.12	0.19	0.14
Net realized and unrealized gain/(loss)	(0.13)	(1.08)	2.35	(0.41)	0.20	0.55
Total from Investment Operations	(0.02)	(1.00)	2.42	(0.29)	0.39	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.17)	(0.23)	(0.08)	(0.19)
Distributions (from capital gains)	—	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(0.18)	(1.67)	(0.32)	(0.24)	(0.49)	(0.81)
Net Asset Value, End of Period	$9.03	$9.23	$11.90	$9.80	$10.33	$10.43
Total Return*	(0.22)%	(9.99)%	24.91%	(3.00)%	4.23%	6.40%
Net Assets, End of Period (in thousands)	$142	$1,336	$1,489	$1,149	$1,327	$2,557
Average Net Assets for the Period (in thousands)	$1,239	$1,469	$1,363	$1,261	$2,521	$2,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.69%	1.73%	1.72%	1.62%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.93%	0.94%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	2.31%	0.74%	0.61%	1.20%	1.90%	1.30%
Portfolio Turnover Rate	142%	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

30	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

32	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

34	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased put options on bond exchange-traded funds in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at December 31, 2022.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund wrote call options on bond exchange-traded funds in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond exchange-traded funds in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

There were no written options held at December 31, 2022.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including

36	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

38	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $184,113. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $189,383, resulting in the net amount due to the counterparty of $5,270.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.76% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, the Adviser shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

40	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended December 31, 2022.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	58	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	79
Class S Shares	100	2
Class T Shares	-	-

Janus Investment Fund	41

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 37,547,949	$ 201,700	$ (312,692)	$ (110,992)

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,222	$ 64,121	592	$ 7,162
Reinvested dividends and distributions	215	1,960	2,622	27,215
Shares repurchased	(13)	(119)	(995)	(10,436)
Net Increase/(Decrease)	7,424	$ 65,962	2,219	$ 23,941
Class C Shares:
Shares sold	4,875	$ 44,403	3,586	$ 35,374
Reinvested dividends and distributions	1,292	11,768	30,169	313,152
Shares repurchased	(18,494)	(169,141)	(80,095)	(792,160)
Net Increase/(Decrease)	(12,327)	$ (112,970)	(46,340)	$ (443,634)
Class D Shares:
Shares sold	50,175	$ 456,916	150,954	$ 1,556,694
Reinvested dividends and distributions	3,569	32,762	43,107	450,472
Shares repurchased	(50,534)	(469,739)	(122,085)	(1,273,554)
Net Increase/(Decrease)	3,210	$ 19,939	71,976	$ 733,612
Class I Shares:
Shares sold	20,418	$ 189,817	55,086	$ 573,984
Reinvested dividends and distributions	477	4,378	3,888	40,667
Shares repurchased	(36,665)	(341,932)	(32,480)	(369,435)
Net Increase/(Decrease)	(15,770)	$ (147,737)	26,494	$ 245,216
Class N Shares:
Shares sold	74,343	$ 694,073	160,925	$ 1,784,344
Reinvested dividends and distributions	44,379	407,403	676,433	7,075,488
Shares repurchased	(203,926)	(1,905,465)	(1,414,277)	(14,271,559)
Net Increase/(Decrease)	(85,204)	$ (803,989)	(576,919)	$(5,411,727)
Class S Shares:
Shares sold	1	$ 6	861	$ 10,500
Reinvested dividends and distributions	914	8,382	21,547	224,954
Shares repurchased	-	-	(78,004)	(772,274)
Net Increase/(Decrease)	915	$ 8,388	(55,596)	$ (536,820)
Class T Shares:
Shares sold	1,399	$ 12,777	6,914	$ 70,072
Reinvested dividends and distributions	307	2,777	20,127	209,727
Shares repurchased	(130,784)	(1,234,591)	(7,313)	(73,139)
Net Increase/(Decrease)	(129,078)	$(1,219,037)	19,728	$ 206,660

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,923,498	$ 17,361,330	$ -	$ -

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

48	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.
• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

50	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	51

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

52	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	53

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

54	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

56	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	57

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage2

60	DECEMBER 31, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93059 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Daniel Siluk co-portfolio manager	Dylan Bourke co-portfolio manager	Jason England co-portfolio manager

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.47%	4.91%
Class A Shares MOP	4.25%	4.68%
Class C Shares**	3.63%	4.09%
Class D Shares	4.62%	5.11%
Class I Shares	4.81%	5.23%
Class N Shares	4.34%	5.25%
Class R Shares	3.32%	4.44%
Class S Shares	3.24%	4.72%
Class T Shares	4.53%	4.99%
Weighted Average Maturity		3.2 Years
Average Effective Duration***		0.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
A	20.2%
AAA	6.7%
B1	1.1%
BBB	58.2%
BBB-	2.8%
Ba1	7.1%
Ba2	3.7%
Ba3	1.0%
Other	-0.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	81.6%
Commercial Paper	10.8%
Foreign Government Bonds	4.9%
Asset-Backed/Commercial Mortgage-Backed Securities	1.7%
Investment Companies	1.1%
OTC Purchased Options – Puts	0.0%
Other	(0.1)%
100.0%

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.68%	-1.68%	-0.03%	0.54%	1.35%	0.95%
Class A Shares at MOP	-3.19%	-6.31%	-1.00%	-0.03%
Class C Shares at NAV	1.22%	-2.37%	-0.74%	-0.18%	2.13%	1.71%
Class C Shares at CDSC	0.22%	-3.34%	-0.74%	-0.18%
Class D Shares	1.65%	-1.50%	0.13%	0.65%	1.17%	0.77%
Class I Shares	1.68%	-1.46%	0.19%	0.78%	1.09%	0.70%
Class N Shares	1.84%	-1.37%	0.27%	0.83%	1.30%	0.63%
Class R Shares	1.45%	-2.09%	-0.46%	0.10%	2.35%	1.38%
Class S Shares	1.58%	-1.86%	-0.25%	0.34%	3.10%	1.14%
Class T Shares	1.60%	-1.60%	0.05%	0.60%	1.29%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	1.33%	1.50%	1.25%	0.86%
Morningstar Quartile - Class I Shares	-	1st	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	41/331	208/286	176/235

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

2	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,016.80	$4.88	$1,000.00	$1,020.37	$4.89	0.96%
Class C Shares	$1,000.00	$1,012.20	$8.22	$1,000.00	$1,017.04	$8.24	1.62%
Class D Shares	$1,000.00	$1,016.50	$3.96	$1,000.00	$1,021.27	$3.97	0.78%
Class I Shares	$1,000.00	$1,016.80	$3.71	$1,000.00	$1,021.53	$3.72	0.73%
Class N Shares	$1,000.00	$1,018.40	$3.26	$1,000.00	$1,021.98	$3.26	0.64%
Class R Shares	$1,000.00	$1,014.50	$7.11	$1,000.00	$1,018.15	$7.12	1.40%
Class S Shares	$1,000.00	$1,015.80	$5.84	$1,000.00	$1,019.41	$5.85	1.15%
Class T Shares	$1,000.00	$1,016.00	$4.42	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.7%
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 6.4777%, 7/25/42 (144A)‡	$80,761		$80,991
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 6.4444%, 9/25/42 (144A)‡	309,186		307,043
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 4.5064%, 3/8/49‡	236,139	AUD	160,707
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 6.0777%, 9/25/42 (144A)‡	110,560		110,173
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/42 (144A)‡	132,126		131,584
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 4.6100%, 1/12/46‡	400,511	AUD	272,445
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,080,432)			1,062,943
Corporate Bonds– 81.6%
Banking – 21.5%
Ally Financial Inc, 5.7500%, 11/20/25	725,000		702,342
Australia & New Zealand Banking Group Ltd,
US Treasury Yield Curve Rate 5 Year + 1.2880%, 2.9500%, 7/22/30 (144A)‡	800,000		723,230
Australian Central Credit Union Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 5.5884%, 9/16/31‡	200,000	AUD	131,715
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 5.5385%, 11/30/28‡	2,500,000	AUD	1,705,914
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 1.3200%, 4.3901%, 8/20/31‡	1,500,000	AUD	987,420
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 4.7684%, 3/16/28‡	1,300,000	AUD	883,664
Macquarie Bank Ltd,
90 Day Australian Bank Bill Rate + 1.5500%, 4.7514%, 6/17/31‡	2,880,000	AUD	1,896,107
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.0200%, 5.0650%, 11/18/31‡	2,300,000	AUD	1,547,781
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	1,340,000		1,322,844
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 5.0956%, 6/28/25‡	320,000	AUD	218,345
Standard Chartered PLC, 1.8220%, 11/23/25 (144A)	750,000		685,008
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	1,784,000	AUD	1,211,393
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 1.9800%, 5.0898%, 8/27/29‡	2,000,000	AUD	1,363,513
			13,379,276
Brokerage – 2.2%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	1,400,000		1,369,200
Capital Goods – 4.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 4/30/25 (144A)	700,000		666,217
Ashtead Capital Inc, 1.5000%, 8/12/26 (144A)	825,000		704,047
Ball Corp, 4.0000%, 11/15/23	950,000		931,113
Boeing Co, 2.1960%, 2/4/26	775,000		704,136
			3,005,513
Communications – 5.4%
American Tower Corp, 1.4500%, 9/15/26	1,030,000		898,720
Crown Castle International Corp, 1.0500%, 7/15/26	1,000,000		864,004
Magallanes Inc, 3.4280%, 3/15/24 (144A)	175,000		169,884
Netflix Inc, 3.6250%, 6/15/25 (144A)	750,000		717,997
T-Mobile USA Inc, 2.2500%, 2/15/26	775,000		704,972
			3,355,577
Consumer Cyclical – 10.6%
Ford Motor Credit Co LLC, 2.3000%, 2/10/25	1,070,000		976,782
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.9900%, 4.7383%, 1/5/23‡	600,000		599,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares/Principal/ Contract Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
General Motors Financial Co Inc, 1.0500%, 3/8/24	$680,000		$645,730
General Motors Financial Co Inc, 1.5000%, 6/10/26	920,000		798,967
Hyundai Capital America, 0.8750%, 6/14/24 (144A)	1,530,000		1,427,046
VICI Properties LP, 4.3750%, 5/15/25	700,000		678,880
Volkswagen Financial Services Australia Pty Ltd, 2.4000%, 8/28/24	2,300,000	AUD	1,499,054
			6,626,413
Consumer Finance – 1.2%
Stellantis Finance US Inc, 1.7110%, 1/29/27 (144A)	885,000		759,386
Consumer Non-Cyclical – 2.2%
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	650,000		635,375
Universal Health Services Inc, 1.6500%, 9/1/26 (144A)	825,000		706,992
			1,342,367
Finance Companies – 12.2%
AerCap Holdings NV,
US Treasury Yield Curve Rate 5 Year + 4.5350%, 5.8750%, 10/10/79‡	375,000		341,419
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.1500%, 10/29/23	375,000		360,819
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	400,000		368,960
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.7500%, 10/29/24	325,000		298,855
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.7500%, 1/30/26	350,000		307,924
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	425,000		371,638
Air Lease Corp, 1.8750%, 8/15/26	450,000		397,430
Air Lease Corp, 2.1000%, 9/1/28	825,000		671,960
Aviation Capital Group LLC, 1.9500%, 1/30/26 (144A)	1,000,000		870,578
Aviation Capital Group LLC, 1.9500%, 9/20/26 (144A)	200,000		169,432
Heartland Australia Group Pty Ltd,
90 Day Australian Bank Bill Rate + 2.0000%, 4.9000%, 7/9/24‡	2,500,000	AUD	1,691,372
OWL Rock Core Income Corp, 5.5000%, 3/21/25	775,000		751,288
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	750,000		642,872
Springleaf Finance Corp, 6.8750%, 3/15/25	345,000		331,433
			7,575,980
Financial Institutions – 2.9%
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.6000%, 5.6686%, 3/6/23‡	100,000	AUD	68,044
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 5.4598%, 2/26/24‡	2,000,000	AUD	1,344,019
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 5.6514%, 3/17/25‡	610,000	AUD	404,704
			1,816,767
Government Sponsored – 1.7%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	500,000		464,655
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	600,000		596,524
			1,061,179
Industrial – 1.1%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	694,615
Insurance – 4.0%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	600,000		553,567
Athene Global Funding, 1.6080%, 6/29/26 (144A)	1,575,000		1,358,549
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 5.2669%, 6/15/44‡	200,000	AUD	134,972
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 5.5169%, 6/15/45‡	620,000	AUD	415,206
			2,462,294
Real Estate Investment Trusts (REITs) – 2.1%
Vicinity Centres Trust, 4.0000%, 4/26/27	2,020,000	AUD	1,296,185

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares/Principal/ Contract Amounts			Value
Corporate Bonds– (continued)
Real Estate Management & Development – 1.0%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 4.3184%, 8/15/25‡	880,000	AUD	$597,947
Technology – 8.7%
Broadcom Inc, 1.9500%, 2/15/28 (144A)	$1,170,000		988,205
Equinix Inc, 1.2500%, 7/15/25	1,100,000		994,636
Fidelity National Information Services Inc, 4.5000%, 7/15/25	185,000		181,403
Global Payments Inc, 4.9500%, 8/15/27	670,000		649,902
Microchip Technology Inc, 4.2500%, 9/1/25	375,000		364,028
MSCI Inc, 4.0000%, 11/15/29 (144A)	775,000		675,052
Qorvo Inc, 1.7500%, 12/15/24 (144A)	750,000		690,712
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	920,000		873,982
			5,417,920
Total Corporate Bonds (cost $55,390,571)			50,760,619
Foreign Government Bonds– 4.9%
New Zealand Government Bond, 0.5000%, 5/15/24((cost $2,981,195)	5,145,000	NZD	3,065,452
Investment Companies– 1.1%
Exchange-Traded Funds (ETFs) – 1.1%
Janus Henderson AAA CLO£((cost $657,471)	13,400		660,084
Commercial Paper– 10.8%
Energy Transfer LP, 0%, 1/3/23◊	$1,750,000		1,749,058
Jabil Inc, 0%, 1/3/23 (Section 4(2))◊	2,500,000		2,498,599
Newell Brands Inc, 0%, 1/12/23 (Section 4(2))◊	600,000		598,937
WGL Holdings Inc, 0%, 1/3/23 (Section 4(2))◊	925,000		924,546
WGL Holdings Inc, 0%, 1/4/23 (Section 4(2))◊	925,000		924,432
Total Commercial Paper (cost $6,695,454)			6,695,572
OTC Purchased Options – Puts– 0%
Counterparty/Reference Asset
Morgan Stanley Capital Services LLC:
USD/JPY Currency,
Notional amount $600,000, premiums paid $6,060, unrealized appreciation $8,070, exercise price $125.00, expires 6/29/23*	600,000		14,130
Total Investments (total cost $66,811,183) – 100.1%			62,258,800
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%			(34,707)
Net Assets – 100%			$62,224,093

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$32,598,816	52.4%
Australia	15,552,441	25.0
New Zealand	4,756,824	7.6
Singapore	2,206,508	3.5
Ireland	2,049,615	3.3
United Kingdom	1,607,400	2.6
Germany	1,499,054	2.4
South Korea	873,982	1.4
Israel	635,375	1.0
United Arab Emirates	464,655	0.8
Japan	14,130	0.0

Total	$62,258,800	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/22
Investment Companies - 1.1%
Exchange-Traded Funds (ETFs) - 1.1%
Janus Henderson AAA CLO	$12,227	$-	$2,613	$660,084

(1) For securities that were affiliated for a portion of the period ended December 31, 2022, this column reflects amounts for the entire period ended December 31, 2022 and not just the period in which the security was affiliated.

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 1.1%
Exchange-Traded Funds (ETFs) - 1.1%
Janus Henderson AAA CLO	-	657,471	-	660,084

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
New Zealand Dollar	1/27/23	(4,850,000)	$2,827,831	(251,634)
JPMorgan Chase Bank, National Association:
Australian Dollar	1/27/23	700,000	(466,635)	10,405
Morgan Stanley & Co:
Australian Dollar	1/27/23	(28,700,000)	18,671,618	(887,031)
Total				$(1,128,260)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
3-Year Australian Bond	23	3/15/23	$1,672,015	$(23,166)
Futures Short:
10 Year US Treasury Note	18	3/31/23	(2,021,344)	11,813
2 Year US Treasury Note	21	4/5/23	(4,306,641)	(1,805)
5 Year US Treasury Note	76	4/5/23	(8,202,656)	21,969
Total - Futures Short				31,977
Total				$8,811

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Morgan Stanley Capital Services LLC:

USD/JPY Currency	600,000	120.00	USD	6/29/23	$(600,000)	$3,600	$(4,046)	$(7,646)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 10,405	$ -	$ 10,405
Purchased options, at value	14,130	-	$ 14,130
*Futures contracts	-	33,782	$ 33,782

Total Asset Derivatives	$ 24,535	$ 33,782	$ 58,317
Liability Derivatives:
Forward foreign currency exchange contracts	$1,138,665	$ -	$1,138,665
Options written, at value	7,646	-	$ 7,646
*Futures contracts	-	24,971	$ 24,971

Total Liability Derivatives	$1,146,311	$ 24,971	$1,171,282

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 628,090	$ 628,090
Forward foreign currency exchange contracts	1,661,378	-	$ 1,661,378
Purchased options contracts	15,572	-	$ 15,572
Written options contracts	(2,237)	-	$ (2,237)

Total	$ 1,674,713	$ 628,090	$ 2,302,803

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (137,233)	$ (137,233)
Forward foreign currency exchange contracts	(1,324,332)	-	$(1,324,332)
Purchased options contracts	8,070	-	$ 8,070
Written options contracts	(4,046)	-	$ (4,046)

Total	$(1,320,308)	$ (137,233)	$(1,457,541)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2022

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 393,939
Average amounts sold - in USD	25,753,049
Futures contracts:
Average notional amount of contracts - long	2,146,123
Average notional amount of contracts - short	12,302,844
Options:
Average value of option contracts purchased	6,516
Average value of option contracts written	3,691

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$10,405	$—	$—	$10,405
Morgan Stanley Capital Services LLC	14,130	(7,646)	—	6,484
Total	$24,535	$(7,646)	$—	$16,889

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$251,634	$—	$—	$251,634
Morgan Stanley & Co	887,031	—	—	887,031
Morgan Stanley Capital Services LLC	7,646	(7,646)	—	—

Total	$1,146,311	$(7,646)	$—	$1,138,665
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index reflects the performance of short-term U.S. government debt securities.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $14,477,202, which represents 23.3% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2022 is $4,946,514, which represents 7.9% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,062,943	$-
Corporate Bonds	-	50,760,619	-
Foreign Government Bonds	-	3,065,452	-
Investment Companies	660,084	-	-
Commercial Paper	-	6,695,572	-
OTC Purchased Options – Puts	-	14,130	-
Total Investments in Securities	$660,084	$61,598,716	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	10,405	-
Futures Contracts	33,782	-	-
Total Assets	$693,866	$61,609,121	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,138,665	$-
Futures Contracts	24,971	-	-
Options Written, at Value	-	7,646	-
Total Liabilities	$24,971	$1,146,311	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $66,147,652)	$61,584,586
Affiliated investments, at value (cost $657,471)	660,084
Purchased options, at value (premiums paid $6,060)	14,130
Cash	259,316
Deposits with brokers for futures	290,000
Forward foreign currency exchange contracts	10,405
Cash denominated in foreign currency (cost $442,155)	442,155
Variation margin receivable on futures contracts	1,348
Trustees' deferred compensation	2,015
Receivables:
Interest	363,214
Fund shares sold	125,027
Other assets	525
Total Assets	63,752,805
Liabilities:
Forward foreign currency exchange contracts	1,138,665
Options written, at value (premiums received $3,600)	7,646
Variation margin payable on futures contracts	460
Payables:	—
Fund shares repurchased	196,109
Professional fees	59,519
Investments purchased	11,920
Advisory fees	11,865
Transfer agent fees and expenses	8,994
12b-1 Distribution and shareholder servicing fees	8,099
Dividends	7,954
Trustees' deferred compensation fees	2,015
Custodian fees	1,716
Affiliated fund administration fees payable	137
Trustees' fees and expenses	99
Accrued expenses and other payables	73,514
Total Liabilities	1,528,712
Net Assets	$62,224,093

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$245,200,713
Total distributable earnings (loss)	(182,976,620)
Total Net Assets	$62,224,093
Net Assets - Class A Shares	$9,596,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,115,703
Net Asset Value Per Share(1)	$8.60
Maximum Offering Price Per Share(2)	$9.03
Net Assets - Class C Shares	$6,239,348
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	726,038
Net Asset Value Per Share(1)	$8.59
Net Assets - Class D Shares	$18,824,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,188,159
Net Asset Value Per Share	$8.60
Net Assets - Class I Shares	$19,626,956
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,283,864
Net Asset Value Per Share	$8.59
Net Assets - Class N Shares	$655,807
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,242
Net Asset Value Per Share	$8.60
Net Assets - Class R Shares	$445,702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,788
Net Asset Value Per Share	$8.61
Net Assets - Class S Shares	$334,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,826
Net Asset Value Per Share	$8.61
Net Assets - Class T Shares	$6,501,007
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	756,439
Net Asset Value Per Share	$8.59

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$998,422
Dividends from affiliates	12,227
Other income	6,437
Total Investment Income	1,017,086
Expenses:
Advisory fees	213,253
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,819
Class C Shares	32,584
Class R Shares	1,159
Class S Shares	296
Transfer agent administrative fees and expenses:
Class D Shares	10,263
Class R Shares	579
Class S Shares	296
Class T Shares	9,330
Transfer agent networking and omnibus fees:
Class A Shares	2,966
Class C Shares	2,972
Class I Shares	10,387
Other transfer agent fees and expenses:
Class A Shares	366
Class C Shares	217
Class D Shares	1,739
Class I Shares	692
Class N Shares	24
Class R Shares	7
Class S Shares	6
Class T Shares	105
Registration fees	51,304
Non-affiliated fund administration fees	34,243
Professional fees	32,867
Custodian fees	5,391
Shareholder reports expense	3,977
Trustees’ fees and expenses	1,084
Affiliated fund administration fees	821
Other expenses	625
Total Expenses	429,372
Less: Excess Expense Reimbursement and Waivers	(137,935)
Net Expenses	291,437
Net Investment Income/(Loss)	725,649

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(755,643)
Purchased options contracts	15,572
Forward foreign currency exchange contracts	1,661,378
Futures contracts	628,090
Written options contracts	(2,237)
Total Net Realized Gain/(Loss) on Investments	1,547,160
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	270,448
Investments in affiliates	2,613
Purchased options contracts	8,070
Forward foreign currency exchange contracts	(1,324,332)
Futures contracts	(137,233)
Written options contracts	(4,046)
Total Change in Unrealized Net Appreciation/Depreciation	(1,184,480)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,088,329

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$725,649	$841,725
Net realized gain/(loss) on investments	1,547,160	5,021,708
Change in unrealized net appreciation/depreciation	(1,184,480)	(8,535,656)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,088,329	(2,672,223)
Dividends and Distributions to Shareholders:
Class A Shares	(111,182)	(151,385)
Class C Shares	(60,569)	(40,983)
Class D Shares	(221,537)	(231,768)
Class I Shares	(284,867)	(443,231)
Class N Shares	(8,560)	(15,923)
Class R Shares	(4,433)	(4,508)
Class S Shares	(2,685)	(2,086)
Class T Shares	(89,942)	(123,111)
Net Decrease from Dividends and Distributions to Shareholders	(783,775)	(1,012,995)
Capital Share Transactions:
Class A Shares	243,920	(5,429,173)
Class C Shares	(1,661,407)	(154,328)
Class D Shares	2,396,212	1,239,903
Class I Shares	(8,431,378)	(4,452,921)
Class N Shares	49,138	(1,158,984)
Class R Shares	(30,491)	(15,764)
Class S Shares	154,380	(42,474)
Class T Shares	(1,289,053)	(2,914,399)
Net Increase/(Decrease) from Capital Share Transactions	(8,568,679)	(12,928,140)
Net Increase/(Decrease) in Net Assets	(8,264,125)	(16,613,358)
Net Assets:
Beginning of period	70,488,218	87,101,576
End of period	$62,224,093	$70,488,218

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.56	$9.02	$9.01	$8.93	$8.88	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.09	0.10	0.17	0.18	0.14
Net realized and unrealized gain/(loss)	0.05	(0.44)	0.02	0.15	0.16	(0.70)
Total from Investment Operations	0.14	(0.35)	0.12	0.32	0.34	(0.56)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.11)	(0.11)	(0.24)	(0.29)	(0.20)
Total Dividends and Distributions	(0.10)	(0.11)	(0.11)	(0.24)	(0.29)	(0.20)
Net Asset Value, End of Period	$8.60	$8.56	$9.02	$9.01	$8.93	$8.88
Total Return*	1.68%	(3.86)%	1.38%	3.64%	3.85%	(5.91)%
Net Assets, End of Period (in thousands)	$9,596	$9,312	$15,300	$16,158	$25,377	$62,043
Average Net Assets for the Period (in thousands)	$9,277	$11,755	$16,811	$20,287	$42,125	$107,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.35%	1.26%	1.24%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%	0.95%	0.98%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	2.18%	1.06%	1.16%	1.87%	2.01%	1.43%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.92	$8.88	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.03	0.04	0.10	0.11	0.07
Net realized and unrealized gain/(loss)	0.03	(0.43)	0.01	0.17	0.15	(0.69)
Total from Investment Operations	0.10	(0.40)	0.05	0.27	0.26	(0.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.05)	(0.18)	(0.22)	(0.13)
Total Dividends and Distributions	(0.07)	(0.05)	(0.05)	(0.18)	(0.22)	(0.13)
Net Asset Value, End of Period	$8.59	$8.56	$9.01	$9.01	$8.92	$8.88
Total Return*	1.22%	(4.48)%	0.56%	3.03%	2.96%	(6.49)%
Net Assets, End of Period (in thousands)	$6,239	$7,870	$8,407	$14,388	$18,983	$45,990
Average Net Assets for the Period (in thousands)	$7,195	$7,519	$11,266	$15,398	$30,267	$58,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	2.12%	1.96%	1.96%	1.81%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.70%	1.64%	1.68%	1.76%	1.72%
Ratio of Net Investment Income/(Loss)	1.51%	0.32%	0.48%	1.12%	1.22%	0.69%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.01	$8.94	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.11	0.12	0.16	0.17	0.14
Net realized and unrealized gain/(loss)	0.03	(0.43)	0.02	0.17	0.17	(0.68)
Total from Investment Operations	0.14	(0.32)	0.14	0.33	0.34	(0.54)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.13)	(0.26)	(0.29)	(0.21)
Total Dividends and Distributions	(0.11)	(0.13)	(0.13)	(0.26)	(0.29)	(0.21)
Net Asset Value, End of Period	$8.60	$8.57	$9.02	$9.01	$8.94	$8.89
Total Return*	1.65%	(3.57)%	1.57%	3.69%	3.95%	(5.73)%
Net Assets, End of Period (in thousands)	$18,825	$16,350	$15,929	$19,646	$9,437	$12,526
Average Net Assets for the Period (in thousands)	$17,027	$15,625	$18,673	$13,252	$10,576	$15,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.17%	1.09%	1.17%	1.04%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.77%	0.80%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	2.44%	1.25%	1.34%	1.84%	1.91%	1.50%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.56	$9.00	$9.00	$8.92	$8.88	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.12	0.13	0.19	0.23	0.16
Net realized and unrealized gain/(loss)	0.04	(0.42)	0.01	0.15	0.12	(0.69)
Total from Investment Operations	0.14	(0.30)	0.14	0.34	0.35	(0.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.14)	(0.26)	(0.31)	(0.23)
Total Dividends and Distributions	(0.11)	(0.14)	(0.14)	(0.26)	(0.31)	(0.23)
Net Asset Value, End of Period	$8.59	$8.56	$9.00	$9.00	$8.92	$8.88
Total Return*	1.68%	(3.42)%	1.51%	3.88%	3.99%	(5.67)%
Net Assets, End of Period (in thousands)	$19,627	$27,937	$33,808	$36,831	$57,628	$1,166,188
Average Net Assets for the Period (in thousands)	$22,251	$28,887	$36,932	$43,004	$652,474	$1,704,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.09%	1.01%	1.00%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.71%	0.71%	0.73%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	2.34%	1.30%	1.40%	2.09%	2.61%	1.67%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.93	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.13	0.19	0.27	0.16
Net realized and unrealized gain/(loss)	0.05	(0.43)	0.01	0.16	0.08	(0.68)
Total from Investment Operations	0.16	(0.31)	0.14	0.35	0.35	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.14)	(0.27)	(0.31)	(0.23)
Total Dividends and Distributions	(0.12)	(0.14)	(0.14)	(0.27)	(0.31)	(0.23)
Net Asset Value, End of Period	$8.60	$8.56	$9.01	$9.01	$8.93	$8.89
Total Return*	1.84%	(3.50)%	1.58%	3.94%	4.00%	(5.51)%
Net Assets, End of Period (in thousands)	$656	$604	$1,803	$2,534	$2,454	$78,752
Average Net Assets for the Period (in thousands)	$628	$1,002	$2,330	$2,426	$7,437	$31,271
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.30%	1.06%	1.06%	0.62%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.64%	0.67%	0.57%	0.66%
Ratio of Net Investment Income/(Loss)	2.46%	1.35%	1.47%	2.10%	2.79%	1.80%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.02	$8.94	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.06	0.07	0.13	0.11	0.09
Net realized and unrealized gain/(loss)	0.04	(0.43)	—(2)	0.15	0.18	(0.69)
Total from Investment Operations	0.12	(0.37)	0.07	0.28	0.29	(0.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.07)	(0.20)	(0.24)	(0.15)
Total Dividends and Distributions	(0.08)	(0.08)	(0.07)	(0.20)	(0.24)	(0.15)
Net Asset Value, End of Period	$8.61	$8.57	$9.02	$9.02	$8.94	$8.89
Total Return*	1.45%	(4.15)%	0.83%	3.17%	3.37%	(6.28)%
Net Assets, End of Period (in thousands)	$446	$474	$516	$654	$950	$959
Average Net Assets for the Period (in thousands)	$455	$515	$573	$862	$949	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.44%	2.33%	2.20%	2.04%	1.80%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.37%	1.39%	1.42%	1.46%	1.52%
Ratio of Net Investment Income/(Loss)	1.76%	0.65%	0.73%	1.40%	1.27%	0.91%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.57	$9.02	$9.02	$8.94	$8.89	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.08	0.09	0.15	0.18	0.11
Net realized and unrealized gain/(loss)	0.04	(0.43)	0.01	0.15	0.13	(0.69)
Total from Investment Operations	0.13	(0.35)	0.10	0.30	0.31	(0.58)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.10)	(0.10)	(0.22)	(0.26)	(0.16)
Total Dividends and Distributions	(0.09)	(0.10)	(0.10)	(0.22)	(0.26)	(0.16)
Net Asset Value, End of Period	$8.61	$8.57	$9.02	$9.02	$8.94	$8.89
Total Return*	1.58%	(3.93)%	1.08%	3.44%	3.58%	(6.08)%
Net Assets, End of Period (in thousands)	$334	$178	$230	$153	$160	$1,500
Average Net Assets for the Period (in thousands)	$231	$189	$182	$149	$1,251	$949
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.85%	3.10%	3.07%	3.45%	1.48%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.14%	1.14%	1.16%	1.29%	1.22%
Ratio of Net Investment Income/(Loss)	2.18%	0.88%	0.96%	1.62%	1.97%	1.17%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.56	$9.01	$9.01	$8.92	$8.88	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.11	0.17	0.19	0.14
Net realized and unrealized gain/(loss)	0.04	(0.43)	0.01	0.17	0.14	(0.68)
Total from Investment Operations	0.14	(0.33)	0.12	0.34	0.33	(0.54)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.12)	(0.12)	(0.25)	(0.29)	(0.21)
Total Dividends and Distributions	(0.11)	(0.12)	(0.12)	(0.25)	(0.29)	(0.21)
Net Asset Value, End of Period	$8.59	$8.56	$9.01	$9.01	$8.92	$8.88
Total Return*	1.60%	(3.68)%	1.36%	3.82%	3.78%	(5.73)%
Net Assets, End of Period (in thousands)	$6,501	$7,763	$11,109	$15,003	$23,902	$111,015
Average Net Assets for the Period (in thousands)	$7,342	$8,974	$12,601	$19,046	$51,775	$193,808
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.29%	1.20%	1.20%	0.98%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.86%	0.91%	0.93%	0.92%
Ratio of Net Investment Income/(Loss)	2.24%	1.14%	1.25%	1.92%	2.13%	1.49%
Portfolio Turnover Rate	17%	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

30	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	31

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

32	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable).

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

Janus Investment Fund	33

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because

34	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on

Janus Investment Fund	35

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Fund’s Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

36	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.66% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of the Adviser. In this capacity, employees of Kapstream are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations. The Adviser has also contractually agreed to waive and/or reimburse a portion of the Fund's management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated exchange traded funds (“ETFs”) in which the Fund invests. The contractual waiver will remain in effect for at least a one-year period commencing October 28, 2022. During the period ended December 31, 2022, the Adviser waived $552 of the Fund’s management fee, attributable to the Fund’s investment in the Janus Henderson AAA CLO ETF.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and

Janus Investment Fund	37

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by

38	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended December 31, 2022.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $67.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2022, the Fund engaged in cross trades amounting to $1,875,073 in sales, resulting in a net realized loss of $102,973. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	39

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(80,814,274)	$(98,033,566)	$ (178,847,840)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 66,934,848	$ 9,683	$ (4,685,731)	$ (4,676,048)

40	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	227,379	$ 1,952,614	243,159	$ 2,145,884
Reinvested dividends and distributions	10,457	89,714	14,242	126,116
Shares repurchased	(209,505)	(1,798,408)	(866,572)	(7,701,173)
Net Increase/(Decrease)	28,331	$ 243,920	(609,171)	$(5,429,173)
Class C Shares:
Shares sold	109,119	$ 934,473	280,335	$ 2,444,101
Reinvested dividends and distributions	6,996	59,986	4,478	39,452
Shares repurchased	(309,876)	(2,655,866)	(298,178)	(2,637,881)
Net Increase/(Decrease)	(193,761)	$(1,661,407)	(13,365)	$ (154,328)
Class D Shares:
Shares sold	556,345	$ 4,770,825	1,041,200	$ 9,122,460
Reinvested dividends and distributions	24,880	213,547	24,862	219,579
Shares repurchased	(301,774)	(2,588,160)	(922,319)	(8,102,136)
Net Increase/(Decrease)	279,451	$ 2,396,212	143,743	$ 1,239,903
Class I Shares:
Shares sold	220,335	$ 1,888,101	788,974	$ 6,915,444
Reinvested dividends and distributions	32,545	279,048	48,840	431,263
Shares repurchased	(1,234,242)	(10,598,527)	(1,328,267)	(11,799,628)
Net Increase/(Decrease)	(981,362)	$(8,431,378)	(490,453)	$(4,452,921)
Class N Shares:
Shares sold	7,126	$ 61,115	10,750	$ 95,739
Reinvested dividends and distributions	998	8,560	1,791	15,923
Shares repurchased	(2,394)	(20,537)	(141,999)	(1,270,646)
Net Increase/(Decrease)	5,730	$ 49,138	(129,458)	$(1,158,984)
Class R Shares:
Shares sold	933	$ 8,015	11,060	$ 98,634
Reinvested dividends and distributions	516	4,433	510	4,508
Shares repurchased	(5,006)	(42,939)	(13,458)	(118,906)
Net Increase/(Decrease)	(3,557)	$ (30,491)	(1,888)	$ (15,764)
Class S Shares:
Shares sold	23,837	$ 204,115	3,907	$ 34,758
Reinvested dividends and distributions	313	2,685	235	2,080
Shares repurchased	(6,098)	(52,420)	(8,842)	(79,312)
Net Increase/(Decrease)	18,052	$ 154,380	(4,700)	$ (42,474)
Class T Shares:
Shares sold	15,048	$ 129,067	74,989	$ 661,562
Reinvested dividends and distributions	10,416	89,295	13,551	119,756
Shares repurchased	(176,227)	(1,507,415)	(414,577)	(3,695,717)
Net Increase/(Decrease)	(150,763)	$(1,289,053)	(326,037)	$(2,914,399)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 9,872,683	$ 12,868,246	$ -	$ -

Janus Investment Fund	41

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	51

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

52	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

54	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.
The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	55

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	DECEMBER 31, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93024 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Ashwin Alankar portfolio manager

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alphabet Inc - Class A	0.19%	0.69%	Annaly Capital Management Inc	0.79%	-0.19%
Amazon.com Inc	0.10%	0.59%	Blackstone Mortgage Trust Inc - Class A	0.77%	-0.18%
Microsoft Corp	1.21%	0.38%	Chevron Corp	0.27%	-0.17%
Apple Inc	0.36%	0.25%	Canadian Imperial Bank of Commerce	0.84%	-0.16%
Johnson Controls International PLC	0.70%	0.22%	International Paper Co	0.48%	-0.15%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.54%	6.24%	11.04%
	Information Technology	0.94%	7.75%	26.22%
	Communication Services	0.85%	3.32%	7.69%
	Real Estate	0.29%	8.30%	3.20%
	Consumer Staples	0.14%	12.58%	6.46%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.00%	3.16%	4.78%
	Health Care	-0.46%	10.03%	14.54%
	Materials	-0.41%	4.02%	2.80%
	Financials	-0.21%	23.91%	11.50%
	Industrials	-0.10%	8.49%	8.82%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.6%
Schwab US Large-Cap
Exchange-Traded Funds (ETFs)	2.2%
Apple Inc
Technology Hardware, Storage & Peripherals	1.5%
Abbott Laboratories
Health Care Equipment & Supplies	1.4%
MetLife Inc
Insurance	1.4%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Investment Companies	2.2%
Investments Purchased with Cash Collateral from Securities Lending	1.6%
Other	(1.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

2	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.45%	-14.23%	6.43%	10.41%	7.32%	0.92%	0.87%
Class A Shares at MOP	-2.48%	-19.13%	5.18%	9.76%	6.94%
Class C Shares at NAV	3.10%	-14.75%	5.78%	9.69%	6.58%	1.62%	1.57%
Class C Shares at CDSC	2.10%	-15.59%	5.78%	9.69%	6.58%
Class D Shares	3.60%	-14.10%	6.69%	10.62%	7.46%	0.68%	0.63%
Class I Shares	3.50%	-14.12%	6.66%	10.70%	7.59%	0.72%	0.67%
Class N Shares	3.57%	-13.98%	6.82%	10.81%	7.65%	0.55%	0.50%
Class S Shares	3.33%	-14.46%	6.28%	10.32%	7.17%	1.05%	1.00%
Class T Shares	3.46%	-14.21%	6.56%	10.54%	7.33%	0.79%	0.74%
Russell 1000 Index	2.30%	-19.13%	9.13%	12.37%	8.97%
S&P 500 Minimum Volatility Index	2.66%	-10.66%	8.74%	12.19%	9.21%
Morningstar Quartile - Class I Shares	-	1st	4th	4th	4th
Morningstar Ranking - based on total returns for Large Blend Funds	-	295/1,363	1,009/1,188	778/1,017	675/864

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the advisory fee waiver contractually agreed to through at least June 9, 2024. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 10, 2022, the Portfolio changed its investment strategy. The performance does not reflect the new investment strategy and is not indicative of the current portfolio.

New secondary benchmark S&P 500® Minimum Volatility Index effective June 10, 2022.

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,034.50	$4.56	$1,000.00	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$1,031.00	$7.22	$1,000.00	$1,018.10	$7.17	1.41%
Class D Shares	$1,000.00	$1,036.00	$3.44	$1,000.00	$1,021.83	$3.41	0.67%
Class I Shares	$1,000.00	$1,035.00	$3.18	$1,000.00	$1,022.08	$3.16	0.62%
Class N Shares	$1,000.00	$1,035.70	$2.77	$1,000.00	$1,022.48	$2.75	0.54%
Class S Shares	$1,000.00	$1,033.30	$5.33	$1,000.00	$1,019.96	$5.30	1.04%
Class T Shares	$1,000.00	$1,034.60	$3.95	$1,000.00	$1,021.32	$3.92	0.77%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.5%
Aerospace & Defense – 0.5%
Aerojet Rocketdyne Holdings Inc*	50,967	$2,850,584
Air Freight & Logistics – 1.5%
CH Robinson Worldwide Inc	48,527	4,443,132
GXO Logistics Inc*	23,119	986,950
United Parcel Service Inc	22,912	3,983,022
		9,413,104
Auto Components – 0.2%
BorgWarner Inc	26,649	1,072,622
Automobiles – 0.8%
Ferrari NV	4,639	993,767
Harley-Davidson Inc	6,166	256,506
Stellantis NV#	267,955	3,804,961
		5,055,234
Banks – 5.8%
Bank of Montreal#	31,740	2,875,644
Bank OZK	137,666	5,514,900
Canadian Imperial Bank of Commerce#	50,980	2,062,141
Comerica Inc	20,746	1,386,870
Fifth Third Bancorp	87,201	2,861,065
JPMorgan Chase & Co	45,012	6,036,109
PNC Financial Services Group Inc	18,115	2,861,083
Royal Bank of Canada	29,984	2,819,096
Toronto-Dominion Bank	29,854	1,933,345
Truist Financial Corp	135,596	5,834,696
Zions Bancorp NA	26,240	1,289,958
		35,474,907
Beverages – 2.0%
Coca-Cola Co	43,614	2,774,287
Keurig Dr Pepper Inc	150,591	5,370,075
PepsiCo Inc	22,576	4,078,580
		12,222,942
Biotechnology – 2.2%
Amgen Inc	10,569	2,775,842
Beam Therapeutics Inc*	3,076	120,302
Exact Sciences Corp*	3,383	167,492
Gilead Sciences Inc	43,194	3,708,205
Intellia Therapeutics Inc*	36,547	1,275,125
Ionis Pharmaceuticals Inc*	28,432	1,073,877
Seagen Inc*	24,125	3,100,304
Vertex Pharmaceuticals Inc*	4,777	1,379,502
		13,600,649
Building Products – 0.8%
Johnson Controls International PLC	48,613	3,111,232
Masco Corp	44,501	2,076,862
		5,188,094
Capital Markets – 6.1%
Bank of New York Mellon Corp	64,155	2,920,336
Blue Owl Capital Inc	236,803	2,510,112
Carlyle Group Inc/The	34,643	1,033,747
CME Group Inc	29,032	4,882,021
Franklin Resources Inc	100,729	2,657,231
FS KKR Capital Corp	158,510	2,773,925
Intercontinental Exchange Inc	82,153	8,428,076
Jefferies Financial Group Inc	5,428	186,072
Lazard Ltd	27,568	955,783
Nasdaq Inc	44,189	2,710,995
Owl Rock Capital Corp	232,950	2,690,572
S&P Global Inc	9,530	3,191,978

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets– (continued)
T Rowe Price Group Inc	19,174	$2,091,116
		37,031,964
Chemicals – 2.1%
DuPont de Nemours Inc	37,389	2,566,007
Ecolab Inc	26,780	3,898,097
Linde PLC	12,939	4,220,443
PPG Industries Inc	8,985	1,129,774
Sherwin-Williams Co	5,214	1,237,439
		13,051,760
Communications Equipment – 0.5%
Ciena Corp*	17,517	893,017
Cisco Systems Inc	42,705	2,034,466
		2,927,483
Construction Materials – 0.6%
Martin Marietta Materials Inc	10,956	3,702,799
Consumer Finance – 0.2%
American Express Co	9,860	1,456,815
Containers & Packaging – 0.5%
Ball Corp	19,971	1,021,317
Berry Global Group Inc	8,160	493,109
Crown Holdings Inc	4,543	373,480
Westrock Co	26,896	945,663
		2,833,569
Distributors – 0.3%
LKQ Corp	32,512	1,736,466
Diversified Consumer Services – 0.5%
Service Corp International/US	40,119	2,773,828
Diversified Financial Services – 0.6%
Berkshire Hathaway Inc*	11,078	3,421,994
Diversified Telecommunication Services – 0.2%
AT&T Inc	79,018	1,454,721
Electric Utilities – 3.3%
American Electric Power Co Inc	43,421	4,122,824
Duke Energy Corp	4,493	462,734
Edison International	10,898	693,331
Exelon Corp	133,238	5,759,879
PPL Corp	19,063	557,021
Southern Co	79,599	5,684,165
Xcel Energy Inc	38,328	2,687,176
		19,967,130
Electrical Equipment – 1.2%
ChargePoint Holdings Inc*,#	29,473	280,878
Eaton Corp PLC	18,987	2,980,010
Emerson Electric Co	31,279	3,004,661
Rockwell Automation Inc	4,446	1,145,156
		7,410,705
Electronic Equipment, Instruments & Components – 0.2%
Keysight Technologies Inc*	6,614	1,131,457
Entertainment – 1.0%
AMC Entertainment Holdings Inc#	45,589	185,547
Playtika Holding Corp*	17,394	148,023
Take-Two Interactive Software Inc*	10,749	1,119,293
Walt Disney Co*	22,027	1,913,706
World Wrestling Entertainment Inc	39,285	2,691,808
		6,058,377
Equity Real Estate Investment Trusts (REITs) – 5.7%
American Tower Corp	13,357	2,829,814
Equinix Inc	1,959	1,283,204
Host Hotels & Resorts Inc	47,828	767,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Invitation Homes Inc	178,829	$5,300,492
Kimco Realty Corp	245,600	5,201,808
Realty Income Corp	42,958	2,724,826
STAG Industrial Inc	166,784	5,388,791
VICI Properties Inc	127,044	4,116,226
Weyerhaeuser Co	223,589	6,931,259
		34,544,059
Food & Staples Retailing – 1.6%
Sprouts Farmers Market Inc*	81,683	2,644,079
Sysco Corp	36,109	2,760,533
US Foods Holding Corp*	31,083	1,057,444
Walgreens Boots Alliance Inc	96,068	3,589,100
		10,051,156
Food Products – 2.7%
Hershey Co	11,472	2,656,571
Lamb Weston Holdings Inc	32,397	2,894,996
McCormick & Co Inc/MD	57,323	4,751,503
Mondelez International Inc	83,852	5,588,736
Tyson Foods Inc	8,612	536,097
		16,427,903
Health Care Equipment & Supplies – 3.6%
Abbott Laboratories	78,220	8,587,774
Baxter International Inc	52,480	2,674,906
Lantheus Holdings Inc*	45,288	2,307,876
Medtronic PLC	77,655	6,035,347
Novocure Ltd*	14,289	1,048,098
Stryker Corp	5,932	1,450,315
		22,104,316
Health Care Providers & Services – 2.7%
Cardinal Health Inc	34,970	2,688,144
CVS Health Corp	28,436	2,649,951
Humana Inc	5,336	2,733,046
Laboratory Corp of America Holdings	12,073	2,842,950
UnitedHealth Group Inc	10,274	5,447,069
		16,361,160
Hotels, Restaurants & Leisure – 1.9%
Booking Holdings Inc*	535	1,078,175
McDonald's Corp	14,106	3,717,354
Starbucks Corp	16,997	1,686,102
Wendy's Co#	119,244	2,698,492
Yum! Brands Inc	17,910	2,293,913
		11,474,036
Household Durables – 2.0%
Garmin Ltd	87,730	8,096,602
Leggett & Platt Inc	85,270	2,748,252
Tempur Sealy International Inc	31,938	1,096,432
		11,941,286
Household Products – 1.4%
Church & Dwight Co Inc	11,071	892,433
Procter & Gamble Co	49,509	7,503,584
		8,396,017
Independent Power and Renewable Electricity Producers – 0.4%
Vistra Energy Corp	114,874	2,665,077
Industrial Conglomerates – 1.0%
3M Co	22,603	2,710,552
Honeywell International Inc	16,509	3,537,879
		6,248,431

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 2.8%
Accenture PLC	9,448	$2,521,104
Automatic Data Processing Inc	6,232	1,488,575
Cognizant Technology Solutions Corp	97,945	5,601,475
Fidelity National Information Services Inc	17,866	1,212,208
Mastercard Inc	7,643	2,657,700
Paychex Inc	32,770	3,786,901
		17,267,963
Insurance – 5.9%
American International Group Inc	9,070	573,587
Cincinnati Financial Corp	46,780	4,789,804
Hartford Financial Services Group Inc	36,827	2,792,591
Lincoln National Corp	34,201	1,050,655
Manulife Financial Corp	314,709	5,614,409
Marsh & McLennan Cos Inc	32,676	5,407,224
MetLife Inc	118,639	8,585,904
Old Republic International Corp	32,603	787,362
Progressive Corp/The	24,667	3,199,557
Prudential Financial Inc	28,697	2,854,204
		35,655,297
Interactive Media & Services – 1.2%
Alphabet Inc - Class A*	47,478	4,188,984
IAC / InterActiveCorp*	1,640	72,816
ZoomInfo Technologies Inc - Class A*	91,944	2,768,434
		7,030,234
Internet & Direct Marketing Retail – 0.9%
Amazon.com Inc*	59,981	5,038,404
Coupang Inc*	43,609	641,488
		5,679,892
Leisure Products – 0.6%
Callaway Golf Co*	47,846	944,958
Mattel Inc*	164,768	2,939,461
		3,884,419
Life Sciences Tools & Services – 1.3%
Agilent Technologies Inc	1,562	233,753
Avantor Inc*	126,816	2,674,549
Danaher Corp	14,533	3,857,349
Thermo Fisher Scientific Inc	1,571	865,134
		7,630,785
Machinery – 1.3%
Cummins Inc	12,097	2,930,982
Illinois Tool Works Inc	6,259	1,378,858
Ingersoll Rand Inc	20,793	1,086,434
Wabtec Corp	24,612	2,456,524
		7,852,798
Media – 1.7%
New York Times Co	31,059	1,008,175
Omnicom Group Inc	44,722	3,647,974
Sirius XM Holdings Inc#	919,976	5,372,660
Trade Desk Inc*	8,480	380,158
		10,408,967
Metals & Mining – 1.1%
Alamos Gold Inc - Class A	287,392	2,905,533
Commercial Metals Co	21,440	1,035,552
Franco-Nevada Corp	19,363	2,642,662
		6,583,747
Multi-Utilities – 2.4%
CenterPoint Energy Inc	113,996	3,418,740
Dominion Energy Inc	69,880	4,285,042

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities– (continued)
Public Service Enterprise Group Inc	25,769	$1,578,867
Sempra Energy	33,251	5,138,609
		14,421,258
Oil, Gas & Consumable Fuels – 3.8%
Antero Midstream Corp	781,048	8,427,508
Chevron Corp	31,177	5,595,960
Crescent Point Energy Corp	157,603	1,126,861
Enbridge Inc	62,520	2,444,532
Magnolia Oil & Gas Corp	118,360	2,775,542
New Fortress Energy Inc	21,315	904,182
Pembina Pipeline Corp	46,670	1,584,446
		22,859,031
Personal Products – 0.8%
Estee Lauder Cos Inc	16,264	4,035,261
Olaplex Holdings Inc*	136,880	713,145
		4,748,406
Pharmaceuticals – 2.9%
Elanco Animal Health Inc*	219,907	2,687,264
Johnson & Johnson	22,737	4,016,491
Merck & Co Inc	46,664	5,177,371
Zoetis Inc	38,865	5,695,666
		17,576,792
Professional Services – 0.2%
Equifax Inc	5,604	1,089,193
Real Estate Management & Development – 0.5%
CBRE Group Inc*	36,171	2,783,720
Road & Rail – 0.7%
CSX Corp	85,231	2,640,456
JB Hunt Transport Services Inc	3,438	599,450
Norfolk Southern Corp	4,700	1,158,174
Ryder System Inc	1,949	162,878
		4,560,958
Semiconductor & Semiconductor Equipment – 2.5%
Analog Devices Inc	8,753	1,435,755
Broadcom Inc	3,985	2,228,133
Cirrus Logic Inc*	13,455	1,002,128
Lattice Semiconductor Corp*	29,919	1,941,145
Marvell Technology Inc	23,975	888,034
Teradyne Inc	35,185	3,073,410
Texas Instruments Inc	22,366	3,695,310
Universal Display Corp	9,166	990,295
		15,254,210
Software – 6.1%
Asana Inc - Class A*	19,113	263,186
Autodesk Inc*	6,280	1,173,544
Dropbox Inc*	45,479	1,017,820
Dynatrace Inc*	27,324	1,046,509
Freshworks Inc - Class A*	69,802	1,026,787
Gitlab Inc - Class A*	7,389	335,756
HubSpot Inc*	1,815	524,771
Intuit Inc	1,531	595,896
Microsoft Corp	117,640	28,208,437
New Relic Inc*	1,741	98,279
Salesforce.com Inc*	12,877	1,707,361
Samsara Inc - Class A*	96,280	1,196,760
		37,195,106
Specialty Retail – 2.1%
O'Reilly Automotive Inc*	7,403	6,248,354

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
TJX Cos Inc	78,763	$6,269,535
		12,517,889
Technology Hardware, Storage & Peripherals – 2.1%
Apple Inc	71,338	9,268,946
Dell Technologies Inc	25,487	1,025,087
Hewlett Packard Enterprise Co	60,578	966,825
Logitech International SA (U.S. Shares)#	10,220	636,195
Pure Storage Inc*	28,013	749,628
		12,646,681
Textiles, Apparel & Luxury Goods – 0.4%
Under Armour Inc*	298,526	2,662,852
Tobacco – 0.5%
Philip Morris International Inc	27,276	2,760,604
Trading Companies & Distributors – 0.9%
Fastenal Co	113,037	5,348,911
Transportation Infrastructure – 0.7%
Atlas Corp#	277,576	4,258,016
Total Common Stocks (cost $592,433,647)		592,728,374
Investment Companies– 2.2%
Exchange-Traded Funds (ETFs) – 2.2%
Schwab US Large-Cap#((cost $13,325,770)	294,713	13,306,292
Investments Purchased with Cash Collateral from Securities Lending– 1.6%
Investment Companies – 1.3%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	8,012,584	8,012,584
Time Deposits – 0.3%
Royal Bank of Canada, 4.3100%, 1/3/23	$2,003,146	2,003,146
Total Investments Purchased with Cash Collateral from Securities Lending (cost $10,015,730)		10,015,730
Total Investments (total cost $615,775,147) – 101.3%		616,050,396
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(8,091,873)
Net Assets – 100%		$607,958,523

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$579,291,818	94.0%
Canada	30,266,685	4.9
United Kingdom	4,220,443	0.7
Italy	993,767	0.2
South Korea	641,488	0.1
Switzerland	636,195	0.1

Total	$616,050,396	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$14,959	$52	$(15)	$-
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	216,307∆	-	-	8,012,584
Total Affiliated Investments - 1.3%	$231,266	$52	$(15)	$8,012,584

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	1,663,809	34,593,222	(36,257,068)	-
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	13,225,166	99,739,129	(104,951,711)	8,012,584

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$9,757,728	$—	$(9,757,728)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.
S&P 500® Minimum Volatility Index

S&P 500® Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$592,728,374	$-	$-
Investment Companies	13,306,292	-	-
Investments Purchased with Cash Collateral from Securities Lending	-	10,015,730	-
Total Assets	$606,034,666	$10,015,730	$-

Janus Investment Fund	13

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $607,762,563)(1)	$608,037,812
Affiliated investments, at value (cost $8,012,584)	8,012,584
Trustees' deferred compensation	19,748
Receivables:
Investments sold	15,264,887
Dividends	2,071,504
Fund shares sold	69,086
Foreign tax reclaims	14,920
Dividends from affiliates	1,555
Other assets	53,166
Total Assets	633,545,262
Liabilities:
Due to custodian	1,919,891
Collateral for securities loaned (Note 2)	10,015,730
Payables:	—
Investments purchased	12,270,756
Fund shares repurchased	844,139
Advisory fees	253,630
Transfer agent fees and expenses	95,387
Professional fees	27,197
12b-1 Distribution and shareholder servicing fees	21,460
Trustees' deferred compensation fees	19,748
Affiliated fund administration fees payable	1,409
Trustees' fees and expenses	523
Custodian fees	390
Accrued expenses and other payables	116,479
Total Liabilities	25,586,739
Net Assets	$607,958,523

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$606,551,691
Total distributable earnings (loss)	1,406,832
Total Net Assets	$607,958,523
Net Assets - Class A Shares	$18,001,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,007,444
Net Asset Value Per Share(2)	$8.97
Maximum Offering Price Per Share(3)	$9.52
Net Assets - Class C Shares	$13,145,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,537,460
Net Asset Value Per Share(2)	$8.55
Net Assets - Class D Shares	$305,058,929
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,837,883
Net Asset Value Per Share	$8.76
Net Assets - Class I Shares	$89,632,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,007,946
Net Asset Value Per Share	$8.96
Net Assets - Class N Shares	$42,134,863
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,742,349
Net Asset Value Per Share	$8.88
Net Assets - Class S Shares	$21,640,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,419,450
Net Asset Value Per Share	$8.94
Net Assets - Class T Shares	$118,345,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,501,537
Net Asset Value Per Share	$8.77

(1) Includes $9,757,728 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends	$11,023,134
Affiliated securities lending income, net	216,307
Unaffiliated securities lending income, net	38,901
Dividends from affiliates	14,959
Other income	360
Foreign tax withheld	(58,455)
Total Investment Income	11,235,206
Expenses:
Advisory fees	1,628,171
12b-1 Distribution and shareholder servicing fees:
Class A Shares	24,293
Class C Shares	56,562
Class S Shares	28,129
Transfer agent administrative fees and expenses:
Class D Shares	186,965
Class S Shares	28,235
Class T Shares	159,617
Transfer agent networking and omnibus fees:
Class A Shares	8,625
Class C Shares	5,330
Class I Shares	38,290
Other transfer agent fees and expenses:
Class A Shares	693
Class C Shares	365
Class D Shares	26,077
Class I Shares	2,684
Class N Shares	970
Class S Shares	206
Class T Shares	1,073
Registration fees	91,665
Shareholder reports expense	59,075
Professional fees	26,652
Custodian fees	10,374
Trustees’ fees and expenses	8,601
Affiliated fund administration fees	8,141
Other expenses	45,875
Total Expenses	2,446,668
Less: Excess Expense Reimbursement and Waivers	(159,060)
Net Expenses	2,287,608
Net Investment Income/(Loss)	8,947,598

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$18,230,103
Investments in affiliates	52
Total Net Realized Gain/(Loss) on Investments	18,230,155
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(5,207,581)
Investments in affiliates	(15)
Total Change in Unrealized Net Appreciation/Depreciation	(5,207,596)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,970,157

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$8,947,598	$6,508,055
Net realized gain/(loss) on investments	18,230,155	11,219,270
Change in unrealized net appreciation/depreciation	(5,207,596)	(73,527,699)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,970,157	(55,800,374)
Dividends and Distributions to Shareholders:
Class A Shares	(425,208)	(6,243,071)
Class C Shares	(245,765)	(5,022,240)
Class D Shares	(8,210,926)	(89,743,113)
Class I Shares	(2,284,312)	(108,118,152)
Class N Shares	(1,173,586)	(11,274,919)
Class S Shares	(481,720)	(6,598,779)
Class T Shares	(3,044,047)	(43,284,105)
Net Decrease from Dividends and Distributions to Shareholders	(15,865,564)	(270,284,379)
Capital Share Transactions:
Class A Shares	(3,223,584)	3,162,568
Class C Shares	(2,075,408)	294,153
Class D Shares	(4,913,093)	66,914,098
Class I Shares	(25,858,503)	(243,801,907)
Class N Shares	(96,098)	2,199,030
Class S Shares	(1,653,376)	3,220,535
Class T Shares	(12,188,861)	(1,287,739)
Net Increase/(Decrease) from Capital Share Transactions	(50,008,923)	(169,299,262)
Net Increase/(Decrease) in Net Assets	(43,904,330)	(495,384,015)
Net Assets:
Beginning of period	651,862,853	1,147,246,868
End of period	$607,958,523	$651,862,853

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.88	$12.76	$11.38	$11.37	$11.66	$10.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.05	0.05	0.12	0.12	0.08
Net realized and unrealized gain/(loss)	0.18	(0.77)	2.82	0.24	0.39	1.73
Total from Investment Operations	0.30	(0.72)	2.87	0.36	0.51	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.03)	(0.13)	(0.06)	(0.17)	(0.40)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.21)	(3.16)	(1.49)	(0.35)	(0.80)	(0.56)
Net Asset Value, End of Period	$8.97	$8.88	$12.76	$11.38	$11.37	$11.66
Total Return*	3.45%	(9.55)%	26.48%	3.14%	5.54%	17.73%
Net Assets, End of Period (in thousands)	$18,001	$21,015	$26,218	$27,092	$28,718	$24,345
Average Net Assets for the Period (in thousands)	$19,079	$25,214	$28,579	$29,019	$26,466	$26,879
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.94%	0.94%	0.96%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.92%	0.94%	0.94%	0.96%	0.94%
Ratio of Net Investment Income/(Loss)	2.58%	0.44%	0.43%	1.08%	1.07%	0.69%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.45	$12.32	$11.02	$11.04	$11.32	$10.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	(0.01)	(0.02)	0.05	0.05	0.01
Net realized and unrealized gain/(loss)	0.17	(0.73)	2.72	0.22	0.39	1.68
Total from Investment Operations	0.26	(0.74)	2.70	0.27	0.44	1.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.04)	—	(0.09)	(0.37)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.16)	(3.13)	(1.40)	(0.29)	(0.72)	(0.53)
Net Asset Value, End of Period	$8.55	$8.45	$12.32	$11.02	$11.04	$11.32
Total Return*	3.10%	(10.05)%	25.71%	2.41%	4.94%	16.96%
Net Assets, End of Period (in thousands)	$13,145	$14,997	$21,286	$24,089	$29,433	$31,692
Average Net Assets for the Period (in thousands)	$14,290	$19,294	$23,134	$27,415	$30,565	$32,871
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.48%	1.58%	1.58%	1.61%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.48%	1.58%	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss)	2.06%	(0.12)%	(0.21)%	0.44%	0.41%	0.12%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.69	$12.56	$11.23	$11.22	$11.52	$10.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.08	0.08	0.15	0.15	0.11
Net realized and unrealized gain/(loss)	0.18	(0.76)	2.77	0.24	0.37	1.70
Total from Investment Operations	0.31	(0.68)	2.85	0.39	0.52	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.06)	(0.16)	(0.09)	(0.19)	(0.42)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.24)	(3.19)	(1.52)	(0.38)	(0.82)	(0.58)
Net Asset Value, End of Period	$8.76	$8.69	$12.56	$11.23	$11.22	$11.52
Total Return*	3.60%	(9.35)%	26.71%	3.41%	5.79%	17.99%
Net Assets, End of Period (in thousands)	$305,059	$307,311	$361,567	$315,423	$337,476	$343,865
Average Net Assets for the Period (in thousands)	$310,984	$357,464	$341,346	$327,755	$335,559	$334,494
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.68%	0.68%	0.69%	0.71%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.68%	0.69%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	2.82%	0.69%	0.66%	1.33%	1.31%	0.98%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.87	$12.75	$11.37	$11.36	$11.65	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.08	0.08	0.15	0.15	0.11
Net realized and unrealized gain/(loss)	0.19	(0.77)	2.81	0.24	0.38	1.73
Total from Investment Operations	0.32	(0.69)	2.89	0.39	0.53	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.06)	(0.15)	(0.09)	(0.19)	(0.43)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.23)	(3.19)	(1.51)	(0.38)	(0.82)	(0.59)
Net Asset Value, End of Period	$8.96	$8.87	$12.75	$11.37	$11.36	$11.65
Total Return*	3.61%	(9.31)%	26.75%	3.37%	5.81%	18.02%
Net Assets, End of Period (in thousands)	$89,632	$114,646	$468,596	$428,888	$685,211	$643,071
Average Net Assets for the Period (in thousands)	$104,495	$379,547	$439,089	$645,830	$674,516	$495,143
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.73%	0.69%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.68%	0.69%	0.69%	0.70%	0.68%
Ratio of Net Investment Income/(Loss)	2.86%	0.66%	0.66%	1.33%	1.32%	0.98%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.82	$12.70	$11.34	$11.33	$11.62	$10.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.09	0.10	0.17	0.16	0.12
Net realized and unrealized gain/(loss)	0.17	(0.76)	2.79	0.23	0.39	1.72
Total from Investment Operations	0.31	(0.67)	2.89	0.40	0.55	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.08)	(0.17)	(0.10)	(0.21)	(0.43)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.25)	(3.21)	(1.53)	(0.39)	(0.84)	(0.59)
Net Asset Value, End of Period	$8.88	$8.82	$12.70	$11.34	$11.33	$11.62
Total Return*	3.57%	(9.21)%	26.89%	3.53%	6.01%	18.13%
Net Assets, End of Period (in thousands)	$42,135	$41,864	$54,635	$46,912	$48,624	$44,651
Average Net Assets for the Period (in thousands)	$42,934	$49,809	$49,066	$48,706	$48,621	$43,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.55%	0.55%	0.55%	0.56%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.55%	0.55%	0.55%	0.56%	0.54%
Ratio of Net Investment Income/(Loss)	2.97%	0.82%	0.78%	1.47%	1.46%	1.12%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.85	$12.73	$11.36	$11.35	$11.63	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.04	0.04	0.11	0.11	0.07
Net realized and unrealized gain/(loss)	0.18	(0.78)	2.80	0.24	0.39	1.72
Total from Investment Operations	0.29	(0.74)	2.84	0.35	0.50	1.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.01)	(0.11)	(0.05)	(0.15)	(0.40)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.20)	(3.14)	(1.47)	(0.34)	(0.78)	(0.56)
Net Asset Value, End of Period	$8.94	$8.85	$12.73	$11.36	$11.35	$11.63
Total Return*	3.33%	(9.69)%	26.29%	3.02%	5.45%	17.56%
Net Assets, End of Period (in thousands)	$21,640	$22,961	$28,736	$26,404	$28,815	$31,160
Average Net Assets for the Period (in thousands)	$22,167	$27,437	$28,167	$28,036	$29,626	$31,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.05%	1.05%	1.05%	1.06%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.04%	1.05%	1.05%	1.03%
Ratio of Net Investment Income/(Loss)	2.44%	0.32%	0.30%	0.97%	0.97%	0.62%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.69	$12.56	$11.22	$11.21	$11.51	$10.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.06	0.07	0.14	0.14	0.10
Net realized and unrealized gain/(loss)	0.19	(0.75)	2.77	0.24	0.37	1.71
Total from Investment Operations	0.31	(0.69)	2.84	0.38	0.51	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.05)	(0.14)	(0.08)	(0.18)	(0.42)
Distributions (from capital gains)	(0.06)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(0.23)	(3.18)	(1.50)	(0.37)	(0.81)	(0.58)
Net Asset Value, End of Period	$8.77	$8.69	$12.56	$11.22	$11.21	$11.51
Total Return*	3.58%	(9.49)%	26.70%	3.32%	5.67%	17.94%
Net Assets, End of Period (in thousands)	$118,346	$129,070	$186,208	$207,700	$245,736	$260,106
Average Net Assets for the Period (in thousands)	$125,356	$169,108	$211,171	$230,458	$255,699	$258,372
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.79%	0.79%	0.79%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.78%	0.79%	0.80%	0.78%
Ratio of Net Investment Income/(Loss)	2.71%	0.57%	0.58%	1.23%	1.23%	0.88%
Portfolio Turnover Rate	160%	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	27

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

30	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $9,757,728. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $10,015,730, resulting in the net amount due to the counterparty of $258,002.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) previously served as subadviser to the Fund. Effective March 31, 2022, the Sub-Advisory Agreement between the Adviser and Intech on behalf of the Fund was terminated. As subadviser, Intech provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owned approximately 97% of Intech before the termination. Under the Sub-Advisory Agreement, the Adviser paid Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

Effective March 31, 2022, the Adviser entered into an Interim Sub-Advisory Agreement with Intech on behalf of the Fund under substantially the same terms as the Sub-Advisory Agreement. The Agreement terminated on June 10, 2022, at which time the Adviser became the sole adviser to the Fund. Under the Interim Sub-Advisory Agreement, 50% of the investment advisory fee (subadvisory fee) was escrowed and then the lesser of Intech’s costs or the escrowed amount was paid to Intech (net of any fee waivers or expense reimbursements).

The Adviser has contractually agreed to waive 0.05% of its advisory fee through at least June 9, 2024. In addition, the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

32	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $61.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $149.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	80	5
Class S Shares	-	-
Class T Shares	-	-

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 620,125,309	$16,042,666	$(20,117,579)	$ (4,074,913)

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	161,331	$ 1,473,348	479,769	$ 5,131,485
Reinvested dividends and distributions	33,776	300,944	405,815	4,273,228
Shares repurchased	(554,671)	(4,997,876)	(573,499)	(6,242,145)
Net Increase/(Decrease)	(359,564)	$ (3,223,584)	312,085	$ 3,162,568
Class C Shares:
Shares sold	55,416	$ 496,045	176,619	$ 1,680,992
Reinvested dividends and distributions	27,908	237,218	477,618	4,795,282
Shares repurchased	(321,679)	(2,808,671)	(606,835)	(6,182,121)
Net Increase/(Decrease)	(238,355)	$ (2,075,408)	47,402	$ 294,153
Class D Shares:
Shares sold	322,522	$ 2,867,346	1,925,435	$ 21,015,958
Reinvested dividends and distributions	927,842	8,072,230	8,582,603	88,314,982
Shares repurchased	(1,774,173)	(15,852,669)	(3,935,475)	(42,416,842)
Net Increase/(Decrease)	(523,809)	$ (4,913,093)	6,572,563	$ 66,914,098
Class I Shares:
Shares sold	314,715	$ 2,884,620	5,382,089	$ 62,768,355
Reinvested dividends and distributions	199,608	1,776,511	9,607,993	100,883,927
Shares repurchased	(3,433,929)	(30,519,634)	(38,809,638)	(407,454,189)
Net Increase/(Decrease)	(2,919,606)	$(25,858,503)	(23,819,556)	$(243,801,907)
Class N Shares:
Shares sold	166,746	$ 1,508,948	983,734	$ 10,031,715
Reinvested dividends and distributions	132,810	1,172,709	1,078,172	11,256,121
Shares repurchased	(303,350)	(2,777,755)	(1,617,016)	(19,088,806)
Net Increase/(Decrease)	(3,794)	$ (96,098)	444,890	$ 2,199,030
Class S Shares:
Shares sold	35,918	$ 322,947	109,748	$ 1,175,211
Reinvested dividends and distributions	54,123	481,151	627,437	6,588,086
Shares repurchased	(264,641)	(2,457,474)	(400,477)	(4,542,762)
Net Increase/(Decrease)	(174,600)	$ (1,653,376)	336,708	$ 3,220,535
Class T Shares:
Shares sold	352,131	$ 3,168,118	1,041,702	$ 11,222,138
Reinvested dividends and distributions	340,436	2,965,201	4,064,600	41,865,383
Shares repurchased	(2,041,012)	(18,322,180)	(5,087,237)	(54,375,260)
Net Increase/(Decrease)	(1,348,445)	$(12,188,861)	19,065	$ (1,287,739)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,016,167,195	$1,072,784,673	$ -	$ -

36	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

Janus Investment Fund	41

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage2

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93016 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Developed World Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.24%	3.24%
Class A Shares MOP	3.08%	3.08%
Class C Shares**	2.51%	2.51%
Class D Shares	3.46%	3.53%
Class I Shares	3.64%	3.64%
Class N Shares	3.68%	3.68%
Class S Shares	2.45%	3.12%
Class T Shares	3.39%	3.39%
Weighted Average Maturity		6.9 Years
Average Effective Duration***		8.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	16.6%
AA	3.9%
A	11.4%
BBB	24.2%
BB	5.6%
Not Rated	38.7%
Other	-0.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	49.4%
Foreign Government Bonds	46.5%
United States Treasury Notes/Bonds	2.1%
Investment Companies	1.6%
Mortgage-Backed Securities	1.4%
Asset-Backed/Commercial Mortgage-Backed Securities	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(1.3)%
100.0%

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-5.11%	-16.74%	-0.18%	2.17%	3.79%	0.93%	0.82%
Class A Shares at MOP	-9.63%	-20.68%	-1.14%	1.67%	3.53%
Class C Shares at NAV	-5.38%	-17.27%	-0.89%	1.42%	3.01%	1.62%	1.57%
Class C Shares at CDSC	-6.27%	-18.04%	-0.89%	1.42%	3.01%
Class D Shares	-5.04%	-16.53%	-0.02%	2.26%	3.85%	0.70%	0.69%
Class I Shares	-4.99%	-16.48%	0.07%	2.42%	3.95%	0.64%	0.57%
Class N Shares	-5.11%	-16.55%	0.09%	2.37%	3.90%	0.55%	0.55%
Class S Shares	-5.21%	-16.92%	-0.35%	2.03%	3.72%	1.53%	1.07%
Class T Shares	-5.11%	-16.73%	-0.12%	2.20%	3.81%	0.79%	0.79%
Bloomberg Global Aggregate Credit Index (USD Hedged)	-1.59%	-14.22%	0.39%	1.95%	3.55%
Morningstar Quartile - Class A Shares	-	4th	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	-	115/130	56/105	14/77	23/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

2	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$948.90	$4.13	$1,000.00	$1,020.97	$4.28	0.84%
Class C Shares	$1,000.00	$946.20	$7.65	$1,000.00	$1,017.34	$7.93	1.56%
Class D Shares	$1,000.00	$949.60	$3.44	$1,000.00	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$950.10	$2.85	$1,000.00	$1,022.28	$2.96	0.58%
Class N Shares	$1,000.00	$948.90	$2.80	$1,000.00	$1,022.33	$2.91	0.57%
Class S Shares	$1,000.00	$947.90	$5.16	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$948.90	$3.98	$1,000.00	$1,021.12	$4.13	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.3%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $6,790,929)	3,710,810	GBP	$4,177,037
Corporate Bonds– 49.4%
Banking – 8.3%
Bank of America Corp, 4.2000%, 8/26/24	$1,860,000		1,831,224
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	9,780,000		9,082,135
Barclays PLC, 5.2000%, 5/12/26	246,000		239,234
Barclays PLC,
US Treasury Yield Curve Rate 1 Year + 3.0500%, 7.3250%, 11/2/26‡	14,860,000		15,391,916
BNP Paribas SA, 1.8750%, 12/14/27	7,600,000	GBP	7,693,459
Cooperatieve Rabobank UA, 3.7500%, 7/21/26	4,022,000		3,776,420
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	2,000,000	AUD	1,326,843
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,524,968
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	3,710,000		3,602,121
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	2,882,115
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 1 Year + 1.7500%, 4.7160%, 8/11/26‡	7,500,000		7,338,253
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,349,469
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.4000%, 2.7070%, 12/3/35‡	8,508,000	GBP	7,624,930
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	5,510,000		3,573,038
Morgan Stanley, SONIA Interest Rate Benchmark + 2.2520%, 5.7890%, 11/18/33‡	4,700,000	GBP	5,687,401
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	5,203,000		4,731,839
Nationwide Building Society,
ICE SWAP Rate GBP SONIA 1 Year + 2.2130%, 6.1780%, 12/7/27‡	6,670,000	GBP	8,079,234
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	1,275,175
Natwest Group PLC,
US Treasury Yield Curve Rate 1 Year + 2.8500%, 7.4720%, 11/10/26‡	13,530,000		14,079,319
Santander UK Group Holdings PLC, SOFR + 2.7490%, 6.8330%, 11/21/26‡	11,438,000		11,585,792
Santander UK Group Holdings PLC, GBP SWAP 1YR + 2.8660%, 7.0980%, 11/16/27‡	4,660,000	GBP	5,708,442
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 1.6000%, 4.4900%, 8/5/25 (144A)‡	14,975,000		14,717,822
			135,101,149
Brokerage – 0.6%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		5,874,537
LSEGA Financing PLC, 1.3750%, 4/6/26 (144A)	5,000,000		4,381,392
			10,255,929
Capital Goods – 0.6%
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,675,730
Ball Corp, 2.8750%, 8/15/30	9,266,000		7,395,380
			9,071,110
Communications – 6.8%
American Tower Corp, 3.6000%, 1/15/28	7,580,000		6,966,623
American Tower Corp, 3.8000%, 8/15/29#	2,896,000		2,627,174
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	3,385,000		2,315,340
Cellnex Telecom SA, 1.8750%, 6/26/29	8,800,000	EUR	7,670,614
Comcast Corp, 0%, 9/14/26	1,420,000	EUR	1,326,935
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		1,749,001
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,849,439
Crown Castle International Corp, 3.1000%, 11/15/29#	2,801,000		2,441,481
Crown Castle International Corp, 2.2500%, 1/15/31	4,508,000		3,616,461
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	2,710,509
Deutsche Telekom International Finance BV, 4.3750%, 6/21/28 (144A)	10,600,000		10,166,110
Netflix Inc, 5.8750%, 11/15/28	6,100,000		6,182,533
Netflix Inc, 3.8750%, 11/15/29	1,320,000	EUR	1,316,824
Netflix Inc, 3.6250%, 6/15/30	2,680,000	EUR	2,630,319
Netflix Inc, 4.8750%, 6/15/30 (144A)	962,000		897,160
Orange SA, 1.1250%, 7/15/24	2,600,000	EUR	2,701,341
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,147,445

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	$5,044,092
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	$2,106,000		1,946,704
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	2,808,000		2,443,802
Sky Ltd, 2.5000%, 9/15/26	4,025,000	EUR	4,138,256
T-Mobile USA Inc, 3.5000%, 4/15/25	9,500,000		9,136,200
T-Mobile USA Inc, 2.2500%, 2/15/26	7,500,000		6,822,307
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		907,145
T-Mobile USA Inc, 2.6250%, 2/15/29	1,794,000		1,518,676
T-Mobile USA Inc, 3.8750%, 4/15/30	9,017,000		8,167,732
Verizon Communications Inc, 4.5000%, 8/17/27	5,970,000	AUD	3,908,277
Verizon Communications Inc, 2.3500%, 3/23/28	3,420,000	AUD	1,978,880
Verizon Communications Inc, 2.6500%, 5/6/30	3,250,000	AUD	1,751,164
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	2,303,986
			111,382,530
Consumer Cyclical – 5.1%
Booking Holdings Inc, 4.0000%, 11/15/26	10,358,000	EUR	11,180,037
Booking Holdings Inc, 3.5500%, 3/15/28	1,116,000		1,040,087
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	5,190,554
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	6,600,000		6,088,716
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	7,341,000		6,071,243
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	876,656
Levi Strauss & Co, 3.5000%, 3/1/31 (144A)#	8,000,000		6,349,520
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,428,132
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		1,869,424
Service Corp International/US, 3.3750%, 8/15/30	9,803,000		7,968,926
Service Corp International/US, 4.0000%, 5/15/31	6,752,000		5,686,709
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	363,764
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	6,518,355
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	4,813,350
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	3,174,008
Walmart Inc, 4.8750%, 9/21/29	8,500,000	EUR	9,889,884
			83,509,365
Consumer Non-Cyclical – 13.3%
Abbott Ireland Financing DAC, 1.5000%, 9/27/26	2,650,000	EUR	2,657,533
Anheuser-Busch InBev SA/NV, 2.7000%, 3/31/26	13,389,000	EUR	13,995,684
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	1,856,215
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	3,680,000		3,350,001
Avantor Funding Inc, 3.8750%, 7/15/28	2,365,000	EUR	2,324,956
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	4,512,282
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		3,757,986
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		4,587,063
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,338,854
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		4,557,382
Coca-Cola Co, 0.3750%, 3/15/33	10,000,000	EUR	7,797,157
Diageo Capital PLC, 1.3750%, 9/29/25	5,000,000		4,584,516
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,403,745
Diageo Finance PLC, 0.5000%, 6/19/24	7,335,000	EUR	7,552,070
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	7,206,248
Elanco Animal Health Inc, 6.4000%, 8/28/28	2,460,000		2,340,715
GE Healthcare Holding LLC, 5.5500%, 11/15/24 (144A)	18,844,000		18,911,843
HCA Inc, 5.0000%, 3/15/24	2,847,000		2,830,643
HCA Inc, 5.3750%, 2/1/25	9,202,000		9,190,859
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,565,868
HCA Inc, 4.1250%, 6/15/29	4,675,000		4,267,766
Heineken NV, 3.5000%, 1/29/28 (144A)#	2,320,000		2,190,978
IQVIA Inc, 5.0000%, 5/15/27 (144A)	5,207,000		4,963,833
Keurig Dr Pepper Inc, 3.4000%, 11/15/25#	4,762,000		4,565,902
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		809,573
Kimberly-Clark Corp, 0.6250%, 9/7/24	7,353,000	EUR	7,536,998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Kimberly-Clark Corp, 3.1000%, 3/26/30	$1,737,000		$1,562,536
Nestle Finance International Ltd, 1.5000%, 4/1/30	10,000,000	EUR	9,460,035
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		12,224,711
Novartis Finance SA, 0%, 9/23/28	10,000,000	EUR	8,847,996
Novo Nordisk Finance Netherlands BV, 0.7500%, 3/31/25	7,786,000	EUR	7,868,217
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,376,802
PepsiCo Inc, 1.1250%, 3/18/31	5,000,000	EUR	4,482,083
PepsiCo Inc, 0.7500%, 10/14/33	13,434,000	EUR	10,862,802
Tesco PLC, 6.1500%, 11/15/37 (144A)	2,001,000		1,919,139
Unilever PLC, 1.5000%, 7/22/26	2,350,000	GBP	2,566,179
Zoetis Inc, 5.4000%, 11/14/25	15,256,000		15,560,780
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,327,218
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		3,690,045
			216,405,213
Government Sponsored – 1.7%
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	30,000,000	AUD	19,730,084
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	8,744,716
			28,474,800
Insurance – 4.0%
Allianz SE,
US Treasury Yield Curve Rate 5 Year + 2.1650%, 3.2000% (144A)‡,µ	13,600,000		10,108,339
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,403,145
Athene Global Funding, 2.6460%, 10/4/31 (144A)	5,510,000		4,209,389
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	2,145,491
AXA SA, SONIA Interest Rate Benchmark + 3.2700%, 5.6250%, 1/16/54‡	724,000	GBP	819,334
Berkshire Hathaway Inc, 0%, 3/12/25	4,430,000	EUR	4,395,299
BUPA Finance PLC, 5.0000%, 12/8/26	8,200,000	GBP	9,416,352
BUPA Finance PLC, 4.1250%, 6/14/35	10,300,000	GBP	9,727,197
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.1700%, 4.0000%‡,µ	6,475,000	GBP	5,288,754
Centene Corp, 3.0000%, 10/15/30	3,876,000		3,177,348
Centene Corp, 2.6250%, 8/1/31	7,558,000		5,939,076
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	960,141
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	2,906,201
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,026,555
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	768,550
			65,291,171
Real Estate Investment Trusts (REITs) – 0.2%
Digital Intrepid Holdings BV, 0.6250%, 7/15/31	4,710,000	EUR	3,447,346
Technology – 8.8%
Alphabet Inc, 2.0500%, 8/15/50	5,947,000		3,475,765
Apple Inc, 2.5130%, 8/19/24	5,080,000	CAD	3,625,157
ASML Holding NV, 1.3750%, 7/7/26	5,846,000	EUR	5,878,136
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	5,781,000		4,877,805
DELL International LLC / EMC Corp, 5.8500%, 7/15/25	9,055,000		9,151,257
DELL International LLC / EMC Corp, 6.0200%, 6/15/26	2,000,000		2,040,312
Equinix Inc, 3.2000%, 11/18/29	15,299,000		13,316,575
Experian Finance PLC, 2.1250%, 9/27/24	3,500,000	GBP	4,038,364
Fiserv Inc, 3.5000%, 7/1/29	1,095,000		986,505
Fiserv Inc, 1.6250%, 7/1/30	1,770,000	EUR	1,566,880
Gartner Inc, 3.7500%, 10/1/30 (144A)#	4,237,000		3,652,156
Microsoft Corp, 2.5250%, 6/1/50	25,197,000		16,580,860
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		1,764,717
MSCI Inc, 3.6250%, 9/1/30 (144A)	2,483,000		2,063,994
NVIDIA Corp, 0.5840%, 6/14/24	5,500,000		5,189,484
NVIDIA Corp, 3.2000%, 9/16/26	1,627,000		1,545,481
Oracle Corp, 5.8000%, 11/10/25	11,858,000		12,123,444

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Oracle Corp, 2.6500%, 7/15/26	$3,467,000		$3,186,599
Oracle Corp, 2.9500%, 4/1/30	6,440,000		5,490,759
Oracle Corp, 3.6000%, 4/1/50	9,685,000		6,520,588
salesforce.com Inc, 3.7000%, 4/11/28	2,252,000		2,160,026
salesforce.com Inc, 1.9500%, 7/15/31	6,764,000		5,392,705
SAP SE, 1.7500%, 2/22/27	1,127,000	EUR	1,138,215
VMware Inc, 1.0000%, 8/15/24	5,602,000		5,212,642
VMware Inc, 4.5000%, 5/15/25	4,100,000		4,020,506
VMware Inc, 1.4000%, 8/15/26	2,245,000		1,957,116
VMware Inc, 3.9000%, 8/21/27	4,698,000		4,384,550
VMware Inc, 4.7000%, 5/15/30	7,315,000		6,804,523
Workday Inc, 3.8000%, 4/1/32	4,950,000		4,369,548
			142,514,669
Total Corporate Bonds (cost $903,857,604)			805,453,282
Foreign Government Bonds– 46.5%
Australia Government Bond, 0.2500%, 11/21/25	55,500,000	AUD	34,435,705
Australia Government Bond, 0.5000%, 9/21/26	32,870,000	AUD	19,981,366
Australia Government Bond, 3.2500%, 4/21/29	97,000,000	AUD	63,919,453
Australia Government Bond, 1.0000%, 11/21/31	80,000,000	AUD	42,252,839
Australia Government Bond, 1.7500%, 11/21/32	134,179,000	AUD	74,349,750
Australia Government Bond, 2.7500%, 5/21/41	46,294,000	AUD	25,093,826
Australia Government Bond, 1.7500%, 6/21/51	12,500,000	AUD	4,930,892
Canadian Government Bond, 1.0000%, 9/1/26	26,599,000	CAD	17,916,503
Canadian Government Bond, 1.5000%, 6/1/31	100,000,000	CAD	64,068,548
Federal Republic of Germany Bond, 0%, 10/9/26	82,000,000	EUR	79,915,596
Japan Government Five Year Bond, 0.0050%, 6/20/27	2,500,000,000	JPY	18,874,028
Kingdom of Sweden Government Bond, 2.5000%, 5/12/25 (144A)	47,205,000	SEK	4,496,241
Kingdom of Sweden Government Bond, 1.0000%, 11/12/26 (144A)	351,425,000	SEK	31,688,668
Kingdom of Sweden Government Bond, 0.1250%, 5/12/31 (144A)	400,000,000	SEK	31,816,985
Kingdom of the Netherlands Government Bond, 0.5000%, 7/15/32 (144A)	29,367,912	EUR	25,401,459
New Zealand Government Bond, 2.7500%, 4/15/25	33,000,000	NZD	19,969,864
New Zealand Government Bond, 0.5000%, 5/15/26	60,000,000	NZD	33,169,369
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	11,667,037
New Zealand Government Bond, 1.5000%, 5/15/31	33,000,000	NZD	16,665,990
Swiss Confederation Government Bond, 0.5000%, 5/27/30	47,000,000	CHF	47,188,020
Swiss Confederation Government Bond, 0%, 6/26/34	27,856,000	CHF	25,054,610
United Kingdom Gilt, 1.2500%, 7/22/27	60,000,000	GBP	65,330,336
Total Foreign Government Bonds (cost $853,442,825)			758,187,085
Mortgage-Backed Securities– 1.4%
Fannie Mae Pool:
3.0000%, 9/1/50	9,094,225		8,087,273
3.5000%, 2/1/51	2,000,605		1,838,110
3.0000%, 1/1/52	2,493,754		2,212,762
3.5000%, 9/1/52	2,380,771		2,174,442
4.5000%, 9/1/52	2,308,958		2,257,002
			16,569,589
Freddie Mac Pool:
3.5000%, 4/1/52	4,561,795		4,197,398
4.0000%, 8/1/52	2,059,596		1,963,452
			6,160,850
Total Mortgage-Backed Securities (cost $22,789,890)			22,730,439
United States Treasury Notes/Bonds– 2.1%
2.8750%, 5/15/32((cost $34,889,775)	36,281,500		33,435,670
Investment Companies– 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $25,729,266)	25,726,794		25,731,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	426,316	$426,316
Time Deposits – 0%
Royal Bank of Canada, 4.3100%, 1/3/23	$106,579	106,579
Total Investments Purchased with Cash Collateral from Securities Lending (cost $532,895)		532,895
Total Investments (total cost $1,848,033,184) – 101.3%		1,650,248,347
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(21,385,866)
Net Assets – 100%		$1,628,862,481

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$532,370,593	32.3%
Australia	264,963,831	16.1
United Kingdom	258,182,577	15.6
Germany	132,513,569	8.0
Switzerland	95,808,448	5.8
Canada	81,985,051	5.0
New Zealand	81,472,260	4.9
Sweden	68,001,894	4.1
Netherlands	38,573,836	2.3
France	32,101,140	2.0
Belgium	19,201,900	1.2
Japan	18,874,028	1.1
Spain	9,985,954	0.6
Bermuda	8,345,049	0.5
Denmark	7,868,217	0.5

Total	$1,650,248,347	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$981,361	$5,708	$(1,589)	$25,731,939
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	4,072∆	-	-	426,316
Total Affiliated Investments - 1.6%	$985,433	$5,708	$(1,589)	$26,158,255

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	64,594,507	951,858,015	(990,724,702)	25,731,939
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	4,308,311	28,610,384	(32,492,379)	426,316

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	1/25/23	65,924,398	$(42,044,963)	$2,877,071
Australian Dollar	1/25/23	(229,307,550)	144,972,085	(11,282,075)
Australian Dollar	2/22/23	50,158,820	(33,769,902)	447,942
Australian Dollar	2/22/23	(212,532,952)	138,153,778	(6,834,080)
Australian Dollar	3/29/23	27,114,317	(18,343,864)	179,379
Australian Dollar	3/29/23	(405,480)	279,804	2,800
Australian Dollar	3/29/23	(170,864,718)	115,492,143	(1,234,703)
British Pound	1/25/23	81,354,089	(92,186,891)	6,212,463
British Pound	1/25/23	(127,592,308)	144,153,876	(10,171,506)
British Pound	2/22/23	8,576,766	(10,278,623)	101,013
British Pound	2/22/23	2,401,732	(2,944,827)	(38,241)
British Pound	2/22/23	(1,864,371)	2,289,519	33,250
British Pound	2/22/23	(70,333,634)	81,216,437	(3,901,616)
British Pound	3/29/23	16,483,401	(20,477,957)	(514,499)
British Pound	3/29/23	(51,541,148)	62,921,155	498,388
Canadian Dollar	1/25/23	18,067,701	(13,172,248)	175,667
Canadian Dollar	1/25/23	(48,803,368)	35,358,701	(695,870)
Canadian Dollar	2/22/23	8,446,421	(6,354,746)	(113,116)
Canadian Dollar	2/22/23	(47,778,368)	35,358,649	51,993
Canadian Dollar	2/22/23	(4,961,343)	3,639,189	(27,081)
Canadian Dollar	3/29/23	(48,803,368)	35,788,357	(289,154)
Euro	1/25/23	74,439,903	(74,025,186)	5,784,924
Euro	1/25/23	(176,912,460)	175,651,071	(14,024,122)
Euro	2/22/23	22,999,548	(24,322,685)	383,615
Euro	2/22/23	(132,721,608)	135,288,067	(7,282,567)
Euro	3/29/23	97,405,251	(104,264,979)	621,322
Euro	3/29/23	(137,011,551)	145,297,800	(2,236,695)
Japanese Yen	2/22/23	(2,499,947,259)	17,327,175	(1,865,450)
New Zealand Dollar	1/25/23	31,017,531	(18,276,172)	1,417,489
New Zealand Dollar	1/25/23	(78,164,609)	43,811,872	(5,816,427)
New Zealand Dollar	2/22/23	397,500	(245,256)	7,192
New Zealand Dollar	2/22/23	(47,560,381)	27,926,010	(2,279,025)
New Zealand Dollar	3/29/23	13,749,014	(8,691,659)	40,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
New Zealand Dollar	3/29/23	(47,957,960)	$30,492,222	$32,313
Swedish Krona	1/25/23	(352,105,808)	31,292,905	(2,524,617)
Swedish Krona	2/22/23	59,034,822	(5,703,762)	(23,855)
Swedish Krona	2/22/23	(257,839,168)	23,829,106	(978,331)
Swedish Krona	3/29/23	177,530,791	(17,072,130)	41,665
Swedish Krona	3/29/23	(352,182,908)	34,142,259	192,172
Swiss Franc	1/25/23	29,093,641	(29,759,448)	1,806,029
Swiss Franc	1/25/23	(53,499,645)	56,001,464	(2,043,584)
Swiss Franc	2/22/23	3,477,504	(3,740,494)	44,393
Swiss Franc	2/22/23	(27,883,508)	28,866,113	(1,482,072)
Swiss Franc	3/29/23	(24,406,004)	26,258,991	(420,403)
Total				$(55,127,151)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	3,835	3/31/23	$430,658,516	$(3,415,547)
10-Year Australian Bond	1,256	3/15/23	98,902,647	(5,750,542)
5 Year US Treasury Note	2,712	4/5/23	292,705,314	(1,238,840)
Ultra 10-Year Treasury Note	733	3/31/23	86,700,156	(590,297)
Total				$(10,995,226)

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Goldman Sachs & Co LLC:

BACR 4.375, Fixed Rate 1.00%, Paid Quarterly	12/20/27	(5,600,000)	EUR	$455,024	$(248,436)	$206,588

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 20,951,938	$ -	$ 20,951,938
Outstanding swap contracts, at value	206,588	-	-	$ 206,588

Total Asset Derivatives	$ 206,588	$ 20,951,938	$ -	$ 21,158,526
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 76,079,089	$ -	$ 76,079,089
*Futures contracts	-	-	10,995,226	$ 10,995,226

Total Liability Derivatives	$ -	$ 76,079,089	$ 10,995,226	$ 87,074,315

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(58,646,551)	$(58,646,551)
Forward foreign currency exchange contracts	-	75,165,983	-	$ 75,165,983
Swap contracts	203,498	-	-	$ 203,498

Total	$ 203,498	$ 75,165,983	$(58,646,551)	$ 16,722,930

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 178,526	$ 178,526
Forward foreign currency exchange contracts	-	(57,686,337)	-	$(57,686,337)
Swap contracts	(248,436)	-	-	$ (248,436)

Total	$(248,436)	$(57,686,337)	$ 178,526	$(57,756,247)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Credit default swaps:
Average notional amount - buy protection	$ 15,542,857
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	394,252,657
Average amounts sold - in USD	1,623,988,912
Futures contracts:
Average notional amount of contracts - long	862,033,298

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$20,951,938	$(20,951,938)	$—	$—
Goldman Sachs & Co LLC	206,588	—	—	206,588
JPMorgan Chase Bank, National Association	515,023	—	(515,023)	—

Total	$21,673,549	$(20,951,938)	$(515,023)	$206,588
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$76,079,089	$(20,951,938)	$—	$55,127,151

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Credit Index (USD Hedged)	Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $230,683,417, which represents 14.2% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$4,177,037	$-
Corporate Bonds	-	805,453,282	-
Foreign Government Bonds	-	758,187,085	-
Mortgage-Backed Securities	-	22,730,439	-
United States Treasury Notes/Bonds	-	33,435,670	-
Investment Companies	-	25,731,939	-
Investments Purchased with Cash Collateral from Securities Lending	-	532,895	-
Total Investments in Securities	$-	$1,650,248,347	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	20,951,938	-
Total Assets	$-	$1,671,200,285	$-
Liabilities
Other Financial Instruments(a):
OTC Swaps	$-	$248,436	$-
Forward Foreign Currency Exchange Contracts	-	76,079,089	-
Futures Contracts	10,995,226	-	-
Total Liabilities	$10,995,226	$76,327,525	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

16	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,821,877,602)(1)	$1,624,090,092
Affiliated investments, at value (cost $26,155,582)	26,158,255
Deposits with brokers for futures	17,828,230
Forward foreign currency exchange contracts	20,951,938
Cash denominated in foreign currency (cost $6,722)	6,722
Outstanding swap contracts, at value (premium paid $455,024)	206,588
Variation margin receivable on futures contracts	1,007,436
Trustees' deferred compensation	52,736
Receivables:
Interest	9,971,508
Fund shares sold	6,153,113
Investments sold	6,025,828
Dividends from affiliates	214,790
Foreign tax reclaims	880
Other assets	2,709,049
Total Assets	1,715,377,165
Liabilities:
Collateral for securities loaned (Note 3)	532,895
Forward foreign currency exchange contracts	76,079,089
Variation margin payable on futures contracts	1,008,655
Payables:	—
Fund shares repurchased	4,809,786
Dividends	2,440,626
Advisory fees	638,746
Investments purchased	464,671
Transfer agent fees and expenses	242,461
Trustees' deferred compensation fees	52,736
Professional fees	39,321
12b-1 Distribution and shareholder servicing fees	34,866
Custodian fees	24,605
Affiliated fund administration fees payable	3,971
Trustees' fees and expenses	3,635
Accrued expenses and other payables	138,621
Total Liabilities	86,514,684
Net Assets	$1,628,862,481

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,226,813,187
Total distributable earnings (loss)	(597,950,706)
Total Net Assets	$1,628,862,481
Net Assets - Class A Shares	$65,805,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,690,089
Net Asset Value Per Share(2)	$7.57
Maximum Offering Price Per Share(3)	$7.95
Net Assets - Class C Shares	$19,632,164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,611,815
Net Asset Value Per Share(2)	$7.52
Net Assets - Class D Shares	$26,288,361
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,474,059
Net Asset Value Per Share	$7.57
Net Assets - Class I Shares	$1,355,550,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,719,738
Net Asset Value Per Share	$7.54
Net Assets - Class N Shares	$110,600,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,658,960
Net Asset Value Per Share	$7.54
Net Assets - Class S Shares	$501,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,348
Net Asset Value Per Share	$7.56
Net Assets - Class T Shares	$50,484,131
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,676,350
Net Asset Value Per Share	$7.56

(1) Includes $515,023 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$21,569,513
Dividends from affiliates	981,361
Affiliated securities lending income, net	4,072
Unaffiliated securities lending income, net	1,462
Other income	191,349
Total Investment Income	22,747,757
Expenses:
Advisory fees	5,250,934
12b-1 Distribution and shareholder servicing fees:
Class A Shares	94,151
Class C Shares	120,196
Class S Shares	615
Transfer agent administrative fees and expenses:
Class D Shares	17,209
Class S Shares	682
Class T Shares	84,901
Transfer agent networking and omnibus fees:
Class A Shares	71,583
Class C Shares	9,925
Class I Shares	902,750
Other transfer agent fees and expenses:
Class A Shares	2,566
Class C Shares	588
Class D Shares	3,024
Class I Shares	46,644
Class N Shares	3,182
Class S Shares	15
Class T Shares	2,961
Shareholder reports expense	89,176
Custodian fees	78,793
Professional fees	40,949
Trustees’ fees and expenses	31,920
Affiliated fund administration fees	25,632
Registration fees	22,638
Other expenses	127,531
Total Expenses	7,028,565
Less: Excess Expense Reimbursement and Waivers	(823,097)
Net Expenses	6,205,468
Net Investment Income/(Loss)	16,542,289

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(179,533,205)
Investments in affiliates	5,708
Forward foreign currency exchange contracts	75,165,983
Futures contracts	(58,646,551)
Swap contracts	203,498
Total Net Realized Gain/(Loss) on Investments	(162,804,567)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	99,993,778
Investments in affiliates	(1,589)
Forward foreign currency exchange contracts	(57,686,337)
Futures contracts	178,526
Swap contracts	(248,436)
Total Change in Unrealized Net Appreciation/Depreciation	42,235,942
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(104,026,336)

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$16,542,289	$39,493,741
Net realized gain/(loss) on investments	(162,804,567)	57,629,851
Change in unrealized net appreciation/depreciation	42,235,942	(439,128,888)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(104,026,336)	(342,005,296)
Dividends and Distributions to Shareholders:
Class A Shares	(5,027,209)	(1,353,980)
Class C Shares	(1,450,761)	(178,692)
Class D Shares	(1,991,253)	(505,532)
Class I Shares	(109,407,092)	(34,599,590)
Class N Shares	(8,447,244)	(1,651,730)
Class S Shares	(36,765)	(6,612)
Class T Shares	(3,940,248)	(1,351,302)
Net Decrease from Dividends and Distributions to Shareholders	(130,300,572)	(39,647,438)
Capital Share Transactions:
Class A Shares	(7,221,441)	(20,275,944)
Class C Shares	(4,471,240)	(5,510,550)
Class D Shares	(25,177)	(4,565,825)
Class I Shares	(341,243,716)	69,051,910
Class N Shares	(1,505,125)	74,184,313
Class S Shares	(18,831)	150,839
Class T Shares	(16,879,212)	(29,914,527)
Net Increase/(Decrease) from Capital Share Transactions	(371,364,742)	83,120,216
Net Increase/(Decrease) in Net Assets	(605,691,650)	(298,532,518)
Net Assets:
Beginning of period	2,234,554,131	2,533,086,649
End of period	$1,628,862,481	$2,234,554,131

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.60	$9.93	$9.94	$9.69	$9.35	$9.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.12	0.17	0.14	0.18	0.21
Net realized and unrealized gain/(loss)	(0.49)	(1.33)	0.26	0.44	0.58	(0.12)
Total from Investment Operations	(0.43)	(1.21)	0.43	0.58	0.76	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.12)	(0.44)	(0.30)	(0.42)	(0.20)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.60)	(0.12)	(0.44)	(0.33)	(0.42)	(0.20)
Net Asset Value, End of Period	$7.57	$8.60	$9.93	$9.94	$9.69	$9.35
Total Return*	(5.11)%	(12.28)%	4.30%	6.07%	8.48%	0.99%
Net Assets, End of Period (in thousands)	$65,805	$81,662	$116,629	$59,079	$51,463	$40,600
Average Net Assets for the Period (in thousands)	$73,988	$109,414	$94,430	$59,858	$43,495	$43,700
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.93%	0.92%	0.94%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.83%	0.90%	0.99%	0.98%
Ratio of Net Investment Income/(Loss)	1.42%	1.25%	1.69%	1.45%	1.98%	2.23%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.54	$9.85	$9.87	$9.63	$9.30	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.05	0.10	0.07	0.12	0.14
Net realized and unrealized gain/(loss)	(0.48)	(1.31)	0.24	0.43	0.57	(0.12)
Total from Investment Operations	(0.45)	(1.26)	0.34	0.50	0.69	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	(0.05)	(0.36)	(0.23)	(0.36)	(0.13)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.57)	(0.05)	(0.36)	(0.26)	(0.36)	(0.13)
Net Asset Value, End of Period	$7.52	$8.54	$9.85	$9.87	$9.63	$9.30
Total Return*	(5.38)%	(12.83)%	3.47%	5.26%	7.67%	0.25%
Net Assets, End of Period (in thousands)	$19,632	$26,901	$36,918	$37,641	$37,165	$40,085
Average Net Assets for the Period (in thousands)	$24,344	$34,064	$38,596	$37,191	$36,574	$39,996
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.59%	1.60%	1.64%	1.72%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.54%	1.55%	1.62%	1.72%	1.72%
Ratio of Net Investment Income/(Loss)	0.68%	0.54%	0.99%	0.74%	1.27%	1.48%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.60	$9.92	$9.93	$9.69	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.13	0.19	0.16	0.20	0.22
Net realized and unrealized gain/(loss)	(0.49)	(1.31)	0.25	0.43	0.59	(0.11)
Total from Investment Operations	(0.42)	(1.18)	0.44	0.59	0.79	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.14)	(0.45)	(0.32)	(0.44)	(0.22)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.61)	(0.14)	(0.45)	(0.35)	(0.44)	(0.22)
Net Asset Value, End of Period	$7.57	$8.60	$9.92	$9.93	$9.69	$9.34
Total Return*	(5.04)%	(12.06)%	4.43%	6.17%	8.78%	1.17%
Net Assets, End of Period (in thousands)	$26,288	$29,812	$39,211	$30,219	$16,056	$8,848
Average Net Assets for the Period (in thousands)	$28,644	$36,141	$42,506	$21,662	$10,281	$6,302
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.69%	0.70%	0.75%	0.86%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.68%	0.69%	0.73%	0.81%	0.79%
Ratio of Net Investment Income/(Loss)	1.56%	1.40%	1.86%	1.65%	2.13%	2.39%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.57	$9.89	$9.91	$9.66	$9.32	$9.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.14	0.19	0.17	0.21	0.23
Net realized and unrealized gain/(loss)	(0.49)	(1.31)	0.25	0.43	0.58	(0.11)
Total from Investment Operations	(0.42)	(1.17)	0.44	0.60	0.79	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.15)	(0.46)	(0.32)	(0.45)	(0.23)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.61)	(0.15)	(0.46)	(0.35)	(0.45)	(0.23)
Net Asset Value, End of Period	$7.54	$8.57	$9.89	$9.91	$9.66	$9.32
Total Return*	(4.99)%	(12.01)%	4.46%	6.36%	8.77%	1.25%
Net Assets, End of Period (in thousands)	$1,355,551	$1,894,294	$2,151,534	$1,348,740	$948,619	$659,214
Average Net Assets for the Period (in thousands)	$1,706,011	$2,273,485	$1,744,298	$1,202,926	$732,591	$496,179
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.64%	0.65%	0.68%	0.74%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.58%	0.65%	0.74%	0.72%
Ratio of Net Investment Income/(Loss)	1.65%	1.52%	1.94%	1.71%	2.23%	2.47%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.57	$9.90	$9.91	$9.67	$9.32	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.19	0.18	0.21	0.23
Net realized and unrealized gain/(loss)	(0.49)	(1.33)	0.26	0.42	0.59	(0.12)
Total from Investment Operations	(0.42)	(1.18)	0.45	0.60	0.80	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.15)	(0.46)	(0.33)	(0.45)	(0.23)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.61)	(0.15)	(0.46)	(0.36)	(0.45)	(0.23)
Net Asset Value, End of Period	$7.54	$8.57	$9.90	$9.91	$9.67	$9.32
Total Return*	(5.00)%	(12.06)%	4.58%	6.32%	8.94%	1.19%
Net Assets, End of Period (in thousands)	$110,600	$126,445	$69,800	$31,829	$5,789	$4,168
Average Net Assets for the Period (in thousands)	$115,723	$100,399	$50,273	$19,208	$5,062	$2,007
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.55%	0.56%	0.61%	0.71%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.55%	0.56%	0.59%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	1.71%	1.59%	1.94%	1.82%	2.31%	2.51%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.59	$9.91	$9.93	$9.69	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.10	0.15	0.13	0.18	0.20
Net realized and unrealized gain/(loss)	(0.49)	(1.32)	0.25	0.42	0.59	(0.12)
Total from Investment Operations	(0.44)	(1.22)	0.40	0.55	0.77	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.10)	(0.42)	(0.28)	(0.42)	(0.19)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.59)	(0.10)	(0.42)	(0.31)	(0.42)	(0.19)
Net Asset Value, End of Period	$7.56	$8.59	$9.91	$9.93	$9.69	$9.34
Total Return*	(5.21)%	(12.38)%	3.99%	5.83%	8.51%	0.85%
Net Assets, End of Period (in thousands)	$502	$585	$527	$224	$158	$121
Average Net Assets for the Period (in thousands)	$536	$614	$500	$201	$141	$70
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.50%	1.62%	2.55%	3.21%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.03%	1.02%	1.06%	1.06%	1.05%
Ratio of Net Investment Income/(Loss)	1.22%	1.06%	1.50%	1.31%	1.91%	2.12%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.59	$9.91	$9.93	$9.68	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.17	0.15	0.19	0.21
Net realized and unrealized gain/(loss)	(0.49)	(1.32)	0.25	0.44	0.58	(0.10)
Total from Investment Operations	(0.43)	(1.19)	0.42	0.59	0.77	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.13)	(0.44)	(0.31)	(0.43)	(0.22)
Distributions (from capital gains)	—	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.60)	(0.13)	(0.44)	(0.34)	(0.43)	(0.22)
Net Asset Value, End of Period	$7.56	$8.59	$9.91	$9.93	$9.68	$9.34
Total Return*	(5.11)%	(12.17)%	4.23%	6.17%	8.59%	1.11%
Net Assets, End of Period (in thousands)	$50,484	$74,856	$118,467	$100,323	$70,554	$30,023
Average Net Assets for the Period (in thousands)	$66,820	$106,431	$131,360	$106,719	$45,901	$19,756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.78%	0.81%	0.84%	0.91%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.77%	0.79%	0.83%	0.90%	0.88%
Ratio of Net Investment Income/(Loss)	1.41%	1.31%	1.74%	1.52%	2.05%	2.31%
Portfolio Turnover Rate	40%	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap

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Notes to Financial Statements (unaudited)

defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to

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Notes to Financial Statements (unaudited)

the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-

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related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities.

Janus Investment Fund	37

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In

38	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $515,023. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $532,895, resulting in the net amount due to the counterparty of $17,872.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	39

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.52% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and

40	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Janus Investment Fund	41

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $413.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $730.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

42	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(66,785,775)	$(68,631,549)	$ (135,417,324)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,862,199,563	$ 10,555,169	$(222,506,385)	$ (211,951,216)

Janus Investment Fund	43

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,019,104	$ 8,479,123	3,724,450	$ 36,170,406
Reinvested dividends and distributions	562,239	4,356,673	128,149	1,221,106
Shares repurchased	(2,385,111)	(20,057,237)	(6,109,525)	(57,667,456)
Net Increase/(Decrease)	(803,768)	$ (7,221,441)	(2,256,926)	$ (20,275,944)
Class C Shares:
Shares sold	114,083	$ 944,164	509,317	$ 4,920,366
Reinvested dividends and distributions	175,470	1,345,145	17,675	165,894
Shares repurchased	(827,080)	(6,760,549)	(1,125,213)	(10,596,810)
Net Increase/(Decrease)	(537,527)	$ (4,471,240)	(598,221)	$ (5,510,550)
Class D Shares:
Shares sold	133,335	$ 1,141,488	713,782	$ 6,955,172
Reinvested dividends and distributions	243,726	1,889,513	51,468	489,636
Shares repurchased	(370,865)	(3,056,178)	(1,249,560)	(12,010,633)
Net Increase/(Decrease)	6,196	$ (25,177)	(484,310)	$ (4,565,825)
Class I Shares:
Shares sold	55,088,595	$ 464,675,829	120,461,770	$ 1,155,949,553
Reinvested dividends and distributions	13,212,099	102,203,693	3,350,139	31,715,689
Shares repurchased	(109,570,288)	(908,123,238)	(120,336,993)	(1,118,613,332)
Net Increase/(Decrease)	(41,269,594)	$(341,243,716)	3,474,916	$ 69,051,910
Class N Shares:
Shares sold	2,615,295	$ 21,892,877	11,532,890	$ 109,974,619
Reinvested dividends and distributions	1,046,643	8,094,107	165,644	1,547,996
Shares repurchased	(3,750,317)	(31,492,109)	(4,004,887)	(37,338,302)
Net Increase/(Decrease)	(88,379)	$ (1,505,125)	7,693,647	$ 74,184,313
Class S Shares:
Shares sold	1,226	$ 10,293	24,245	$ 238,399
Reinvested dividends and distributions	4,757	36,765	701	6,612
Shares repurchased	(7,699)	(65,889)	(10,017)	(94,172)
Net Increase/(Decrease)	(1,716)	$ (18,831)	14,929	$ 150,839
Class T Shares:
Shares sold	1,230,445	$ 10,191,209	2,830,394	$ 27,554,407
Reinvested dividends and distributions	488,252	3,784,017	137,011	1,307,056
Shares repurchased	(3,756,435)	(30,854,438)	(6,204,046)	(58,775,990)
Net Increase/(Decrease)	(2,037,738)	$ (16,879,212)	(3,236,641)	$ (29,914,527)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 666,465,193	$ 855,199,552	$ 91,756,252	$ 302,667,381

44	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.
• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

54	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

Janus Investment Fund	55

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

56	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	57

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

58	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Developed World Bond Fund

Notes

NotesPage1

60	DECEMBER 31, 2022

Janus Henderson Developed World Bond Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93077 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.72%	2.72%
Class A Shares MOP	2.59%	2.59%
Class C Shares**	2.01%	2.01%
Class D Shares	3.02%	3.02%
Class I Shares	3.10%	3.10%
Class N Shares	3.18%	3.18%
Class R Shares	2.36%	2.36%
Class S Shares	2.62%	2.63%
Class T Shares	2.91%	2.91%
Weighted Average Maturity		8.1 Years
Average Effective Duration***		6.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	26.9%
AA	33.2%
A	4.6%
BBB	12.0%
BB	1.9%
B	0.1%
Not Rated	18.6%
Other	2.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	30.9%
Mortgage-Backed Securities	25.7%
Asset-Backed/Commercial Mortgage-Backed Securities	23.6%
Corporate Bonds	16.6%
Investment Companies	9.7%
Investments Purchased with Cash Collateral from Securities Lending	3.6%
Other	(10.1)%
100.0%

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.18%	-13.88%	0.28%	1.12%	5.69%	0.85%	0.70%
Class A Shares at MOP	-7.80%	-17.95%	-0.70%	0.63%	5.54%
Class C Shares at NAV	-3.53%	-14.50%	-0.35%	0.45%	5.01%	1.51%	1.45%
Class C Shares at CDSC	-4.49%	-15.34%	-0.35%	0.45%	5.01%
Class D Shares	-3.11%	-13.76%	0.54%	1.36%	5.78%	0.57%	0.57%
Class I Shares	-3.05%	-13.66%	0.62%	1.43%	5.80%	0.51%	0.45%
Class N Shares	-3.05%	-13.66%	0.66%	1.50%	5.82%	0.43%	0.43%
Class R Shares	-3.42%	-14.30%	-0.07%	0.76%	5.30%	1.19%	1.19%
Class S Shares	-3.30%	-14.09%	0.17%	1.01%	5.55%	0.95%	0.95%
Class T Shares	-3.16%	-13.86%	0.44%	1.27%	5.74%	0.68%	0.68%
Bloomberg U.S. Aggregate Bond Index	-2.97%	-13.01%	0.02%	1.06%	5.44%**
Morningstar Quartile - Class T Shares	-	3rd	2nd	3rd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	319/625	133/554	232/477	24/89

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

2	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 27, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$968.20	$3.57	$1,000.00	$1,021.58	$3.67	0.72%
Class C Shares	$1,000.00	$964.70	$7.13	$1,000.00	$1,017.95	$7.32	1.44%
Class D Shares	$1,000.00	$968.90	$2.83	$1,000.00	$1,022.33	$2.91	0.57%
Class I Shares	$1,000.00	$969.50	$2.28	$1,000.00	$1,022.89	$2.35	0.46%
Class N Shares	$1,000.00	$969.50	$2.23	$1,000.00	$1,022.94	$2.29	0.45%
Class R Shares	$1,000.00	$965.80	$6.00	$1,000.00	$1,019.11	$6.16	1.21%
Class S Shares	$1,000.00	$967.00	$4.76	$1,000.00	$1,020.37	$4.89	0.96%
Class T Shares	$1,000.00	$968.40	$3.42	$1,000.00	$1,021.73	$3.52	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 23.6%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 5.1170%, 9/15/34 (144A)‡	$4,050,930	$3,951,888
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	933,046	922,266
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	2,268,398	2,226,155
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	941,228	936,609
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	507,277	494,687
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	4,780,000	4,531,585
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 5.2091%, 10/17/34 (144A)‡	1,763,000	1,716,120
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	595,251	570,911
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	514,181	487,241
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	1,445,484	1,303,780
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	1,229,504	1,111,366
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	2,153,758	1,934,133
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 3.8603%, 7/18/34 (144A)‡	1,486,000	1,445,431
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	1,969,822	1,911,872
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	2,688,270	2,609,444
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 5.1926%, 7/20/29 (144A)‡	2,769,810	2,747,968
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 5.3126%, 4/20/31 (144A)‡	6,351,000	6,260,625
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	9,048,140
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.9750%, 5.2929%, 8/15/36 (144A)‡	3,044,000	2,988,618
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 6.2336%, 4/15/37 (144A)‡	11,487,000	11,311,376
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,160,000	1,775,979
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	3,548,560
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 5.3701%, 10/15/36 (144A)‡	9,471,465	9,354,554
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 5.5301%, 10/15/36 (144A)‡	2,552,550	2,505,596
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 5.3801%, 10/15/37 (144A)‡	1,032,857	1,008,418
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	5,348,000	5,085,178
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	6,081,000	5,792,591
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 4.9703%, 5/15/38 (144A)‡	1,473,000	1,418,727
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 5.2679%, 9/15/36 (144A)‡	6,188,000	5,852,865
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 9/15/36 (144A)‡	6,499,000	6,082,184
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.0848%, 4/15/39 (144A)‡	6,251,000	5,756,136
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	1,946,821	1,921,796
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 5.4226%, 1/20/35 (144A)‡	7,300,000	7,106,842
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 5.9926%, 1/20/35 (144A)‡	2,775,193	2,638,384
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 5.7863%, 5/29/32 (144A)‡	5,305,000	5,202,274
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	7,175,021	6,189,188
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	2,634,362	2,162,339

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	$6,646,712	$6,442,790
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	16,060,256	15,214,511
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	2,824,079	2,698,551
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 5.1277%, 2/25/50 (144A)‡	3,198,867	2,897,215
CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 5.1291%, 7/15/33 (144A)‡	5,567,595	5,480,256
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 5.9246%, 1/23/35 (144A)‡	2,232,376	2,131,578
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	3,898,788	3,671,045
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2179%, 11/15/37 (144A)‡	10,993,766	10,705,986
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 5.6179%, 11/15/37 (144A)‡	4,888,412	4,732,697
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 11/15/37 (144A)‡	4,906,106	4,745,351
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	118,292	115,074
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	435,082	402,907
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	3,894	3,887
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 9.2887%, 11/25/24‡	260,361	267,721
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 8.3887%, 5/25/25‡	660,527	662,427
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 6.7887%, 4/25/31 (144A)‡	242,769	242,050
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 6.6887%, 8/25/31 (144A)‡	111,843	111,628
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 6.5387%, 9/25/31 (144A)‡	452,490	451,214
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 6.4887%, 10/25/39 (144A)‡	164,476	164,031
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 11/25/41 (144A)‡	5,654,000	5,261,892
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 5.5777%, 12/25/41 (144A)‡	3,943,000	3,661,458
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 7.0777%, 12/25/41 (144A)‡	6,109,000	5,733,915
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	7,756,990	7,713,508
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 3/25/42 (144A)‡	3,411,358	3,403,142
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 6.6777%, 5/25/42 (144A)‡	2,319,389	2,340,554
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 6.4777%, 7/25/42 (144A)‡	1,803,654	1,808,792
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	676,772	672,624
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	330,729	327,536
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,917,294	2,869,680
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 5.2980%, 5/15/36 (144A)‡	9,188,000	9,082,462
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 5.7480%, 5/15/36 (144A)‡	5,168,000	5,055,495
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.2873%, 4/15/23 (144A)‡	5,107,342	4,959,435
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	7,083,000	5,801,592
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,237,440	6,826,930

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 3.8599%, 4/20/34 (144A)‡	$2,239,000	$2,186,034
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	3,260,000	3,229,456
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,626,000	3,378,970
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 5.6980%, 7/15/38 (144A)‡	2,391,671	2,291,209
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 9.3887%, 7/25/25‡	1,351,796	1,401,996
Fannie Mae REMICS, 3.0000%, 5/25/48	5,056,578	4,561,913
Fannie Mae REMICS, 3.0000%, 11/25/49	6,275,796	5,571,444
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	14,271,792	11,910,839
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 6.3387%, 10/25/49 (144A)‡	114,648	114,573
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 12/25/50 (144A)‡	4,874,684	4,836,164
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 7.5387%, 9/25/50 (144A)‡	26,307	26,307
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 6.5277%, 11/25/50 (144A)‡	5,574,303	5,506,520
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/33 (144A)‡	2,791,000	2,760,033
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 6.1777%, 8/25/33 (144A)‡	3,013,000	2,775,478
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 6.8777%, 6/25/42 (144A)‡	4,832,696	4,876,664
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 6.0777%, 9/25/42 (144A)‡	1,040,295	1,036,660
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	3,668,774	3,635,092
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	453,362	452,882
FREED ABS Trust 2022-3FP A, 4.5000%, 8/20/29 (144A)	2,022,061	2,014,374
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	15,195,542	12,515,703
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 5.3520%, 12/15/36 (144A)‡	2,050,000	1,989,388
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 5.6520%, 12/15/36 (144A)‡	2,296,000	2,207,199
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 5.9510%, 12/15/36 (144A)‡	2,558,000	2,454,025
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.0246%, 1/23/35 (144A)‡	2,113,425	2,008,840
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	6,185,000	5,686,760
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	4,370,000	4,006,731
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	2,206,441	2,141,312
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	5,148,899	5,064,159
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	5,031,004	4,833,065
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 5.0180%, 3/15/38 (144A)‡	11,607,894	11,239,994
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 5.4180%, 3/15/38 (144A)‡	6,486,620	6,165,300
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 5.6309%, 5/15/39 (144A)‡	6,610,000	6,446,277
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 5.2326%, 4/20/32 (144A)‡	7,174,000	7,050,579
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 6.1180%, 11/15/38 (144A)‡	1,845,000	1,749,614
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 11/15/38 (144A)‡	1,873,000	1,773,072

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 7.4680%, 11/15/38 (144A)‡	$8,317,000	$7,719,914
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	5,232,000	4,818,250
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 8/25/51 (144A)‡	4,378,771	3,948,459
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 10/25/51 (144A)‡	5,554,699	5,015,017
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	4,177,371	3,336,205
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	10,426,678	8,550,343
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	6,186,000	5,921,930
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 5.1190%, 4/15/38 (144A)‡	10,483,358	10,169,613
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 5.6690%, 4/15/38 (144A)‡	5,917,835	5,640,325
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	2,234,056	2,110,425
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,307,371	1,191,502
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	4,125,683	3,581,895
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,709,449	4,186,902
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,986,471	1,948,747
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 10/25/51 (144A)‡	6,106,309	5,470,540
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 11/25/51 (144A)‡	5,929,278	5,325,133
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	6,164,422	5,144,650
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	12,008,775	10,022,198
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	4,743,152	3,792,019
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	12,097,265	10,098,174
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	5,129,641	4,059,826
Pagaya AI Debt Selection Trust 2021-1 A, 1.1800%, 11/15/27 (144A)	3,503,188	3,450,008
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	2,966,960	2,829,180
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,228,935	3,029,398
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	6,000,890	5,395,930
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	11,564,705	10,475,131
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	6,826,090	5,979,879
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,632,160	7,131,743
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	4,992,417	3,985,420
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 5.9426%, 1/20/35 (144A)‡	2,192,711	2,089,375
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	1,331,315	1,285,720
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	4,615,403	4,468,914
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	8,839,000	8,474,898
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	15,238,000	14,391,875
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	573,868	495,311
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	458,830	400,077
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 5.3360%, 1/15/39 (144A)‡	3,548,000	3,425,065
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 3.7899%, 1/20/32 (144A)‡	6,462,000	6,324,269
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	64,691	67,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	$284,504	$279,167
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.0487%, 11/15/38 (144A)‡	816,000	784,696
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	3,326,000	3,131,944
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,705,000	1,575,327
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	2,931,987	2,877,984
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	3,087,000	2,967,871
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,543,000	2,444,864
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	3,447,000	3,293,778
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	663,005	657,132
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	3,808,000	3,636,594
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 4.4208%, 8/25/51 (144A)‡	5,268,971	4,744,393
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	3,225,426	2,601,992
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	1,429,527	1,376,119
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	5,726,388	5,497,120
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	8,155,425	7,938,564
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	6,324,000	5,566,912
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	3,342,015
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2180%, 7/15/39 (144A)‡	3,768,000	3,486,857
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	954,942	900,245
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 5.9891%, 1/18/37 (144A)‡	3,880,788	3,745,979
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 5.4680%, 2/15/40 (144A)‡	2,718,884	2,540,281
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	2,032,986	1,938,201
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	4,016,000	3,923,209
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 4.3208%, 7/25/51 (144A)‡	4,241,086	3,800,502
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $715,672,480)		667,273,791
Corporate Bonds– 16.6%
Banking – 6.1%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	6,137,000	5,898,945
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	6,770,000	6,264,914
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡	9,773,000	9,346,144
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	2,498,000	2,579,114
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,517,000	8,179,394
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	3,295,000	3,192,860
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	18,727,000	14,159,555
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	4,430,000	3,896,196
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡,#	3,723,000	2,939,547
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	4,013,000	3,910,284
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,099,000	3,691,969
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	916,000	864,017
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	7,942,000	6,546,458
Credit Suisse Group AG, SOFR + 5.0200%, 9.0160%, 11/15/33 (144A)‡	7,993,000	8,183,770
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	5,362,000	5,044,914
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	9,112,000	7,507,885
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	3,406,000	3,324,438
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,293,000	3,012,867
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	3,476,000	3,063,225
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	4,681,000	4,634,343
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,145,000	10,356,662
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	4,849,000	4,253,710
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	14,116,000	11,419,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	$13,235,000	$9,597,112
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	13,894,000	9,115,141
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	10,526,000	6,024,254
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.2020%, 4.0000%‡,µ	1,793,000	1,183,416
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	8,250,000	7,827,424
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,029,000	6,710,862
		172,728,958
Brokerage – 0.3%
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	9,400,000	7,071,056
Consumer Cyclical – 0%
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	603,000	570,643
Consumer Non-Cyclical – 2.4%
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,839,000	1,759,239
GE Healthcare Holding LLC, 5.6500%, 11/15/27 (144A)	5,628,000	5,693,850
GE Healthcare Holding LLC, 5.8570%, 3/15/30 (144A)	6,721,000	6,878,014
GE Healthcare Holding LLC, 5.9050%, 11/22/32 (144A)	9,575,000	9,921,598
Hasbro Inc, 3.9000%, 11/19/29	15,619,000	13,880,360
Hasbro Inc, 6.3500%, 3/15/40	1,354,000	1,310,855
Hasbro Inc, 5.1000%, 5/15/44	2,787,000	2,372,567
Illumina Inc, 5.7500%, 12/13/27	8,548,000	8,654,469
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	9,007,000	8,570,341
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	3,897,000	3,156,570
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	8,144,000	6,372,680
		68,570,543
Electric – 0.6%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,111,000	7,015,685
Duke Energy Corp, 4.3000%, 3/15/28	4,804,000	4,622,523
Southern California Edison Co, 5.8500%, 11/1/27	6,094,000	6,272,475
		17,910,683
Energy – 0.9%
Energy Transfer LP, 5.5500%, 2/15/28	3,965,000	3,933,002
Energy Transfer LP, 5.7500%, 2/15/33	3,966,000	3,880,176
EQT Corp, 3.1250%, 5/15/26 (144A)	13,469,000	12,378,484
EQT Corp, 5.7000%, 4/1/28	2,135,000	2,123,528
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,041,000	2,812,002
		25,127,192
Finance Companies – 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	7,710,000	7,160,763
Ares Capital Corp, 2.8750%, 6/15/27	6,128,000	5,193,617
Ares Capital Corp, 3.2000%, 11/15/31	7,000,000	5,136,950
OWL Rock Core Income Corp, 4.7000%, 2/8/27	743,000	669,969
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	4,462,000	4,447,563
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	5,122,000	4,058,868
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,262,000	3,253,080
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	4,295,000	3,207,764
		33,128,574
Insurance – 1.6%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	7,222,000	5,963,575
Athene Global Funding, 2.6460%, 10/4/31 (144A)	12,791,000	9,771,742
Brown & Brown Inc, 4.2000%, 3/17/32	2,203,000	1,909,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
Centene Corp, 4.2500%, 12/15/27	$16,614,000	$15,581,659
Centene Corp, 2.4500%, 7/15/28	7,054,000	5,953,929
Centene Corp, 3.0000%, 10/15/30	5,571,000	4,566,823
UnitedHealth Group Inc, 5.2500%, 2/15/28	2,771,000	2,832,602
		46,580,247
Real Estate Investment Trusts (REITs) – 0.5%
Agree LP, 2.9000%, 10/1/30	7,291,000	5,918,737
Sun Communities Operating LP, 2.7000%, 7/15/31	8,985,000	7,092,042
		13,010,779
Technology – 2.8%
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,064,000	17,916,963
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	5,441,000	4,443,609
Marvell Technology Inc, 1.6500%, 4/15/26	5,742,000	5,071,405
Marvell Technology Inc, 4.8750%, 6/22/28	6,709,000	6,394,461
Microchip Technology Inc, 2.6700%, 9/1/23	9,518,000	9,340,539
Total System Services Inc, 4.8000%, 4/1/26	15,432,000	15,015,103
Trimble Inc, 4.7500%, 12/1/24	10,216,000	10,098,765
Trimble Inc, 4.9000%, 6/15/28	5,033,000	4,825,748
TSMC Arizona Corp, 3.8750%, 4/22/27	4,730,000	4,547,017
		77,653,610
Transportation – 0.2%
GXO Logistics Inc, 1.6500%, 7/15/26	6,199,000	5,307,442
Total Corporate Bonds (cost $531,326,536)		467,659,727
Mortgage-Backed Securities– 25.7%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	17,396,694	15,477,195
2.5000%, TBA, 15 Year Maturity	2,932,700	2,684,872
3.0000%, TBA, 15 Year Maturity	2,307,597	2,161,166
2.5000%, TBA, 30 Year Maturity	2,801,801	2,369,775
3.0000%, TBA, 30 Year Maturity	88,695	77,772
3.5000%, TBA, 30 Year Maturity	26,901,204	24,419,595
4.5000%, TBA, 30 Year Maturity	11,872,732	11,428,146
5.0000%, TBA, 30 Year Maturity	30,523,805	30,068,481
5.5000%, TBA, 30 Year Maturity	19,660,868	19,713,363
		108,400,365
Fannie Mae Pool:
3.0000%, 10/1/34	24,576	23,167
2.5000%, 11/1/34	2,198,334	2,023,401
3.0000%, 11/1/34	131,096	123,579
3.0000%, 12/1/34	137,540	129,653
6.0000%, 2/1/37	735,301	769,616
4.5000%, 11/1/42	717,514	710,197
3.0000%, 1/1/43	138,128	125,111
3.0000%, 2/1/43	230,784	209,036
5.0000%, 7/1/44	3,682,247	3,725,581
4.5000%, 10/1/44	1,638,663	1,634,785
4.5000%, 3/1/45	2,508,471	2,502,536
4.5000%, 6/1/45	1,268,782	1,254,925
3.5000%, 12/1/45	971,089	899,379
4.5000%, 2/1/46	2,477,673	2,452,407
3.5000%, 7/1/46	6,221,877	5,818,974
3.0000%, 9/1/46	2,515,781	2,278,279
3.0000%, 1/1/47	8,718,358	7,895,303
3.0000%, 2/1/47	32,892,072	29,786,903
3.5000%, 3/1/47	852,282	789,345
3.5000%, 7/1/47	755,389	699,607
3.5000%, 8/1/47	1,728,172	1,597,915
4.0000%, 10/1/47	1,241,967	1,184,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 2/1/48	$334,048	$303,736
5.0000%, 5/1/48	600,155	599,677
4.5000%, 6/1/48	1,229,181	1,203,469
3.5000%, 7/1/48	19,259,098	17,810,145
4.0000%, 7/1/48	1,529,986	1,458,429
4.0000%, 10/1/48	585,815	562,156
4.0000%, 11/1/48	1,777,930	1,694,777
4.0000%, 12/1/48	283,678	270,411
4.0000%, 2/1/49	1,070,983	1,020,893
4.0000%, 6/1/49	233,304	221,914
4.5000%, 6/1/49	115,720	113,186
3.0000%, 8/1/49	1,614,710	1,433,717
3.0000%, 8/1/49	444,016	394,246
4.5000%, 8/1/49	158,659	155,185
3.0000%, 9/1/49	230,411	208,022
4.0000%, 11/1/49	3,765,085	3,588,994
4.0000%, 11/1/49	336,899	322,747
3.5000%, 12/1/49	9,625,153	8,899,675
4.5000%, 1/1/50	3,043,343	2,979,681
4.5000%, 1/1/50	222,217	217,352
4.0000%, 3/1/50	5,514,866	5,292,134
4.0000%, 3/1/50	2,991,706	2,851,785
4.0000%, 3/1/50	1,141,598	1,088,206
2.5000%, 8/1/50	879,810	758,698
4.0000%, 9/1/50	6,318,143	6,009,693
4.0000%, 10/1/50	6,068,935	5,814,010
4.5000%, 10/1/50	3,756,042	3,677,471
4.0000%, 3/1/51	15,506,190	14,749,183
4.0000%, 3/1/51	299,623	284,996
4.0000%, 3/1/51	146,030	139,200
4.0000%, 10/1/51	2,176,532	2,070,274
3.0000%, 12/1/51	188,765	167,594
2.5000%, 1/1/52	5,267,248	4,507,847
2.5000%, 2/1/52	25,572,461	21,859,768
2.5000%, 3/1/52	10,914,476	9,322,203
2.5000%, 3/1/52	10,558,244	9,025,363
2.5000%, 3/1/52	3,891,806	3,327,989
2.5000%, 3/1/52	895,655	764,504
2.5000%, 3/1/52	879,663	751,332
2.5000%, 3/1/52	758,118	648,052
2.5000%, 3/1/52	303,696	259,920
3.0000%, 3/1/52	4,262,795	3,773,333
3.5000%, 3/1/52	5,444,541	5,006,810
3.0000%, 4/1/52	2,569,585	2,280,961
3.0000%, 4/1/52	2,256,958	1,997,119
3.5000%, 4/1/52	3,079,918	2,816,503
3.5000%, 4/1/52	2,132,190	1,965,594
3.5000%, 4/1/52	1,737,190	1,587,398
3.5000%, 4/1/52	1,053,571	963,463
3.5000%, 4/1/52	630,912	576,588
3.5000%, 4/1/52	505,025	461,478
4.0000%, 4/1/52	2,253,971	2,139,407
4.5000%, 4/1/52	438,240	422,201
4.5000%, 4/1/52	337,277	324,933
4.5000%, 4/1/52	193,443	186,364
4.5000%, 4/1/52	175,556	169,131
4.5000%, 4/1/52	153,558	147,938
4.5000%, 4/1/52	98,875	95,172
3.5000%, 5/1/52	2,474,697	2,274,198

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 5/1/52	$1,686,842	$1,542,311
4.5000%, 5/1/52	535,063	515,481
3.5000%, 6/1/52	9,044,194	8,329,107
3.5000%, 6/1/52	5,155,762	4,756,989
4.0000%, 6/1/52	1,751,156	1,642,902
4.0000%, 6/1/52	469,182	440,178
3.5000%, 7/1/52	11,299,114	10,380,154
3.5000%, 7/1/52	1,309,392	1,205,864
3.5000%, 7/1/52	452,768	417,608
4.0000%, 7/1/52	748,522	702,249
4.5000%, 7/1/52	2,243,298	2,162,470
3.5000%, 8/1/52	2,209,417	2,029,038
3.5000%, 8/1/52	818,139	753,198
4.5000%, 8/1/52	8,596,656	8,286,914
5.5000%, 9/1/52	10,937,040	11,010,369
5.0000%, 10/1/52	1,688,180	1,684,792
5.0000%, 10/1/52	754,652	753,137
5.5000%, 10/1/52	17,333,650	17,649,802
5.0000%, 11/1/52	4,143,016	4,134,703
5.5000%, 11/1/52	3,849,026	3,919,229
4.5000%, 12/1/52	2,554,308	2,471,166
3.5000%, 8/1/56	17,847,332	16,608,522
3.0000%, 2/1/57	10,381,933	9,247,327
3.0000%, 6/1/57	38,348	34,155
		341,329,499
Freddie Mac Gold Pool:
3.5000%, 1/1/47	595,255	557,461
Freddie Mac Pool:
3.0000%, 5/1/31	8,532,441	8,083,732
3.0000%, 9/1/32	262,518	248,580
3.0000%, 10/1/32	332,327	314,683
3.0000%, 1/1/33	193,646	183,365
2.5000%, 12/1/33	6,990,773	6,513,268
3.0000%, 10/1/34	58,402	55,051
3.0000%, 10/1/34	26,981	25,433
2.5000%, 11/1/34	2,231,441	2,053,841
2.5000%, 11/1/34	848,520	780,987
6.0000%, 4/1/40	1,241,558	1,301,330
3.5000%, 7/1/42	47,919	44,833
3.5000%, 8/1/42	53,470	50,027
3.5000%, 8/1/42	49,019	45,862
3.5000%, 2/1/43	2,100,174	1,963,922
3.0000%, 3/1/43	716,615	648,959
3.0000%, 6/1/43	58,185	51,992
3.5000%, 2/1/44	3,565,274	3,333,971
4.5000%, 5/1/44	1,122,852	1,110,579
3.5000%, 12/1/44	42,022	39,296
3.0000%, 1/1/46	98,448	89,911
4.0000%, 2/1/46	2,949,648	2,843,361
4.0000%, 3/1/47	7,421	7,154
3.0000%, 4/1/47	867,691	778,769
3.5000%, 4/1/47	41,195	38,529
3.5000%, 9/1/47	13,616	12,590
4.5000%, 7/1/48	686,689	672,324
5.0000%, 9/1/48	119,468	119,372
4.0000%, 11/1/48	160,452	152,948
4.0000%, 12/1/48	1,952,298	1,860,995
4.5000%, 6/1/49	115,577	113,049
4.5000%, 7/1/49	1,024,829	1,002,407

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.5000%, 7/1/49	$175,904	$172,055
3.0000%, 8/1/49	548,286	486,825
4.5000%, 8/1/49	898,024	878,377
3.0000%, 12/1/49	825,856	733,280
3.0000%, 12/1/49	382,422	339,554
4.5000%, 1/1/50	610,591	597,232
4.5000%, 1/1/50	172,903	169,120
4.0000%, 3/1/50	1,880,110	1,792,184
4.0000%, 6/1/50	3,083,029	2,963,358
2.5000%, 8/1/50	430,629	371,484
2.5000%, 8/1/50	153,426	132,306
2.5000%, 9/1/50	811,570	699,601
4.5000%, 9/1/50	5,708,743	5,589,320
4.0000%, 10/1/50	557,602	530,382
2.5000%, 11/1/51	6,705,296	5,755,488
2.5000%, 1/1/52	1,647,192	1,412,004
2.5000%, 1/1/52	1,012,838	867,182
2.5000%, 2/1/52	2,361,210	2,018,405
3.0000%, 2/1/52	1,135,149	1,005,161
3.0000%, 2/1/52	857,631	761,901
2.5000%, 3/1/52	369,761	315,802
3.0000%, 3/1/52	1,456,394	1,293,321
4.5000%, 3/1/52	83,199	80,155
3.5000%, 4/1/52	1,226,439	1,121,552
3.5000%, 4/1/52	1,178,012	1,077,266
3.5000%, 4/1/52	415,529	379,753
3.5000%, 4/1/52	364,038	332,650
3.5000%, 6/1/52	5,234,027	4,811,617
3.5000%, 7/1/52	17,931,681	16,473,371
4.0000%, 7/1/52	1,682,416	1,578,441
4.0000%, 8/1/52	1,917,340	1,799,655
4.5000%, 8/1/52	18,992,378	18,308,350
4.5000%, 8/1/52	8,081,234	7,804,758
4.5000%, 8/1/52	4,127,288	3,978,640
5.5000%, 9/1/52	2,764,002	2,802,415
4.5000%, 10/1/52	2,597,061	2,538,644
5.0000%, 10/1/52	5,187,694	5,177,284
5.0000%, 10/1/52	3,366,363	3,359,608
5.0000%, 10/1/52	101,897	101,693
5.5000%, 11/1/52	11,875,269	12,091,918
		147,243,232
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	30,286,459	26,159,868
3.5000%, TBA, 30 Year Maturity	21,691,648	19,891,697
4.0000%, TBA, 30 Year Maturity	23,340,360	22,062,522
4.5000%, TBA, 30 Year Maturity	20,017,687	19,397,959
		87,512,046
Ginnie Mae I Pool:
4.0000%, 8/15/47	439,793	422,727
4.0000%, 11/15/47	449,797	432,343
4.0000%, 12/15/47	1,277,457	1,227,888
		2,082,958
Ginnie Mae II Pool:
4.0000%, 8/20/47	358,746	344,650
4.0000%, 8/20/47	166,328	159,793
4.5000%, 2/20/48	1,552,508	1,523,644
4.0000%, 5/20/48	6,446,346	6,174,780
4.5000%, 5/20/48	568,608	558,068
4.0000%, 6/20/48	1,810,656	1,734,378

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae II Pool– (continued)
5.0000%, 8/20/48	$1,795,675	$1,798,921
3.0000%, 7/20/51	7,532,281	6,728,898
3.0000%, 8/20/51	21,548,998	19,244,609
		38,267,741
Total Mortgage-Backed Securities (cost $767,926,629)		725,393,302
United States Treasury Notes/Bonds– 30.9%
4.3750%, 10/31/24	56,814,000	56,651,991
4.5000%, 11/15/25	10,787,000	10,851,891
4.1250%, 9/30/27	55,600,400	55,808,902
4.1250%, 10/31/27	58,011,900	58,224,913
3.8750%, 11/30/27	92,111,000	91,607,268
1.1250%, 8/31/28	65,528,600	55,950,161
3.8750%, 11/30/29	65,188,000	64,750,018
4.1250%, 11/15/32	160,555,200	164,026,627
1.7500%, 8/15/41	56,867,000	38,916,132
2.0000%, 11/15/41	57,881,000	41,328,391
2.3750%, 2/15/42	36,070,000	27,540,008
4.0000%, 11/15/42#	100,543,000	98,437,881
3.0000%, 8/15/52	129,757,000	106,907,603
Total United States Treasury Notes/Bonds (cost $919,947,305)		871,001,786
Investment Companies– 9.7%
Money Markets – 9.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $273,679,308)	273,652,060	273,706,790
Investments Purchased with Cash Collateral from Securities Lending– 3.6%
Investment Companies – 2.9%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	81,879,614	81,879,614
Time Deposits – 0.7%
Royal Bank of Canada, 4.3100%, 1/3/23	$21,090,218	21,090,218
Total Investments Purchased with Cash Collateral from Securities Lending (cost $102,969,832)		102,969,832
Total Investments (total cost $3,311,522,090) – 110.1%		3,108,005,228
Liabilities, net of Cash, Receivables and Other Assets – (10.1)%		(285,469,422)
Net Assets – 100%		$2,822,535,806

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,040,396,422	97.8%
Australia	15,016,559	0.5
Canada	14,159,555	0.5
Switzerland	8,183,770	0.3
Ireland	7,160,763	0.2
Guernsey	7,071,056	0.2
France	6,835,743	0.2
Japan	4,634,343	0.2
Taiwan	4,547,017	0.1

Total	$3,108,005,228	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 9.7%
Money Markets - 9.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$4,019,508	$(1,079)	$24,058	$273,706,790
Investments Purchased with Cash Collateral from Securities Lending - 2.9%
Investment Companies - 2.9%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	331,970∆	-	-	81,879,614
Total Affiliated Investments - 12.6%	$4,351,478	$(1,079)	$24,058	$355,586,404

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 9.7%
Money Markets - 9.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	340,994,626	873,837,799	(941,148,614)	273,706,790
Investments Purchased with Cash Collateral from Securities Lending - 2.9%
Investment Companies - 2.9%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	200,500	434,857,039	(353,177,925)	81,879,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	2,159	4/5/23	$442,763,674	$178,742
5 Year US Treasury Note	1,647	4/5/23	177,760,196	(497,021)
Ultra Long Term US Treasury Bond	161	3/31/23	21,624,313	(553,258)
Total - Futures Long				(871,537)
Futures Short:
Ultra 10-Year Treasury Note	271	3/31/23	(32,054,219)	404,383
Total				$(467,154)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 583,125

Liability Derivatives:
*Futures contracts	$ 1,050,279

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (7,913,973)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 391,642

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Futures contracts:
Average notional amount of contracts - long	$330,868,513
Average notional amount of contracts - short	57,558,030

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$99,582,019	$—	$(99,582,019)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $747,966,757, which represents 26.5% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$667,273,791	$-
Corporate Bonds	-	467,659,727	-
Mortgage-Backed Securities	-	725,393,302	-
United States Treasury Notes/Bonds	-	871,001,786	-
Investment Companies	-	273,706,790	-
Investments Purchased with Cash Collateral from Securities Lending	-	102,969,832	-
Total Investments in Securities	$-	$3,108,005,228	$-
Other Financial Instruments(a):
Futures Contracts	583,125	-	-
Total Assets	$583,125	$3,108,005,228	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$1,050,279	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

20	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,955,963,168)(1)	$2,752,418,824
Affiliated investments, at value (cost $355,558,922)	355,586,404
Deposits with brokers for futures	10,350,000
Variation margin receivable on futures contracts	16,902
Trustees' deferred compensation	91,467
Receivables:
Interest	14,669,834
Fund shares sold	3,007,388
Dividends from affiliates	939,427
Other assets	300,602
Total Assets	3,137,380,848
Liabilities:
Due to custodian	1,083,129
Collateral for securities loaned (Note 3)	102,969,832
Variation margin payable on futures contracts	559,382
Payables:	—
TBA investments purchased	199,521,300
Fund shares repurchased	7,869,585
Dividends	1,073,274
Advisory fees	958,408
Transfer agent fees and expenses	341,767
Trustees' deferred compensation fees	91,467
12b-1 Distribution and shareholder servicing fees	69,097
Professional fees	43,648
Affiliated fund administration fees payable	6,477
Trustees' fees and expenses	3,797
Custodian fees	3,313
Accrued expenses and other payables	250,566
Total Liabilities	314,845,042
Net Assets	$2,822,535,806

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,401,706,124
Total distributable earnings (loss)	(579,170,318)
Total Net Assets	$2,822,535,806
Net Assets - Class A Shares	$112,855,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,110,994
Net Asset Value Per Share(2)	$9.32
Maximum Offering Price Per Share(3)	$9.78
Net Assets - Class C Shares	$34,453,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,696,052
Net Asset Value Per Share(2)	$9.32
Net Assets - Class D Shares	$457,498,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,081,809
Net Asset Value Per Share	$9.32
Net Assets - Class I Shares	$1,393,150,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	149,436,697
Net Asset Value Per Share	$9.32
Net Assets - Class N Shares	$428,627,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,014,021
Net Asset Value Per Share	$9.32
Net Assets - Class R Shares	$18,130,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,944,737
Net Asset Value Per Share	$9.32
Net Assets - Class S Shares	$14,663,393
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,572,993
Net Asset Value Per Share	$9.32
Net Assets - Class T Shares	$363,156,378
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,966,340
Net Asset Value Per Share	$9.32

(1) Includes $99,582,019 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$49,024,406
Dividends from affiliates	4,019,508
Affiliated securities lending income, net	331,970
Unaffiliated securities lending income, net	55,254
Other income	111,125
Total Investment Income	53,542,263
Expenses:
Advisory fees	6,169,613
12b-1 Distribution and shareholder servicing fees:
Class A Shares	142,991
Class C Shares	193,229
Class R Shares	47,821
Class S Shares	18,794
Transfer agent administrative fees and expenses:
Class D Shares	285,937
Class R Shares	24,238
Class S Shares	18,835
Class T Shares	477,311
Transfer agent networking and omnibus fees:
Class A Shares	102,546
Class C Shares	15,058
Class I Shares	551,665
Other transfer agent fees and expenses:
Class A Shares	3,709
Class C Shares	853
Class D Shares	44,319
Class I Shares	36,238
Class N Shares	9,621
Class R Shares	267
Class S Shares	158
Class T Shares	2,123
Registration fees	120,769
Shareholder reports expense	79,982
Trustees’ fees and expenses	47,712
Professional fees	40,763
Affiliated fund administration fees	37,606
Custodian fees	13,501
Other expenses	112,800
Total Expenses	8,598,459
Less: Excess Expense Reimbursement and Waivers	(605,329)
Net Expenses	7,993,130
Net Investment Income/(Loss)	45,549,133

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$(161,669,767)
Investments in affiliates	(1,079)
Futures contracts	(7,913,973)
Total Net Realized Gain/(Loss) on Investments	(169,584,819)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	32,002,135
Investments in affiliates	24,058
Futures contracts	391,642
Total Change in Unrealized Net Appreciation/Depreciation	32,417,835
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(91,617,851)

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$45,549,133	$65,834,218
Net realized gain/(loss) on investments	(169,584,819)	(146,413,867)
Change in unrealized net appreciation/depreciation	32,417,835	(315,721,916)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(91,617,851)	(396,301,565)
Dividends and Distributions to Shareholders:
Class A Shares	(1,657,370)	(2,319,706)
Class C Shares	(427,170)	(629,788)
Class D Shares	(7,343,694)	(11,208,505)
Class I Shares	(23,161,996)	(37,482,205)
Class N Shares	(7,499,064)	(10,093,840)
Class R Shares	(232,944)	(320,467)
Class S Shares	(200,015)	(267,972)
Class T Shares	(5,575,606)	(8,632,499)
Net Decrease from Dividends and Distributions to Shareholders	(46,097,859)	(70,954,982)
Capital Share Transactions:
Class A Shares	4,267,681	(13,933,764)
Class C Shares	(7,803,021)	(23,291,071)
Class D Shares	(17,266,544)	(68,347,840)
Class I Shares	(67,104,059)	(199,015,100)
Class N Shares	(99,164,767)	125,235,678
Class R Shares	(1,096,883)	(2,343,443)
Class S Shares	353,183	(1,891,500)
Class T Shares	(2,452,017)	(105,092,515)
Net Increase/(Decrease) from Capital Share Transactions	(190,266,427)	(288,679,555)
Net Increase/(Decrease) in Net Assets	(327,982,137)	(755,936,102)
Net Assets:
Beginning of period	3,150,517,943	3,906,454,045
End of period	$2,822,535,806	$3,150,517,943

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.17	0.20	0.25	0.28	0.24
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.04	0.76	0.37	(0.34)
Total from Investment Operations	(0.30)	(1.21)	0.24	1.01	0.65	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.19)	(0.22)	(0.26)	(0.29)	—(2)
Return of capital	—	—	—	—	—	(0.26)
Total Dividends and Distributions	(0.14)	(0.19)	(0.22)	(0.26)	(0.29)	(0.26)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(3.08)%	(11.00)%	2.19%	9.90%	6.61%	(0.95)%
Net Assets, End of Period (in thousands)	$112,855	$113,840	$144,886	$118,862	$115,349	$164,453
Average Net Assets for the Period (in thousands)	$112,187	$134,145	$145,458	$114,334	$137,456	$227,344
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.85%	0.86%	0.92%	1.01%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.76%	0.86%	0.88%	0.91%	0.89%
Ratio of Net Investment Income/(Loss)	2.89%	1.59%	1.74%	2.30%	2.78%	2.32%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.09	0.13	0.18	0.22	0.18
Net realized and unrealized gain/(loss)	(0.43)	(1.38)	0.05	0.77	0.37	(0.34)
Total from Investment Operations	(0.33)	(1.29)	0.18	0.95	0.59	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.11)	(0.16)	(0.20)	(0.23)	—(2)
Return of capital	—	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.11)	(0.11)	(0.16)	(0.20)	(0.23)	(0.20)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(3.43)%	(11.62)%	1.60%	9.23%	5.97%	(1.54)%
Net Assets, End of Period (in thousands)	$34,454	$44,112	$74,867	$122,908	$135,639	$194,727
Average Net Assets for the Period (in thousands)	$39,165	$61,758	$97,560	$123,202	$155,770	$242,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.49%	1.44%	1.50%	1.52%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.45%	1.44%	1.50%	1.52%	1.50%
Ratio of Net Investment Income/(Loss)	2.12%	0.88%	1.17%	1.67%	2.17%	1.74%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.19	0.23	0.28	0.31	0.27
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.05	0.77	0.37	(0.33)
Total from Investment Operations	(0.29)	(1.19)	0.28	1.05	0.68	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.21)	(0.26)	(0.30)	(0.32)	—(2)
Return of capital	—	—	—	—	—	(0.30)
Total Dividends and Distributions	(0.15)	(0.21)	(0.26)	(0.30)	(0.32)	(0.30)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(3.01)%	(10.83)%	2.49%	10.22%	6.93%	(0.64)%
Net Assets, End of Period (in thousands)	$457,499	$496,739	$639,286	$641,920	$547,759	$562,065
Average Net Assets for the Period (in thousands)	$475,834	$583,882	$664,448	$576,119	$538,993	$599,185
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.57%	0.57%	0.59%	0.61%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.59%	0.61%	0.59%
Ratio of Net Investment Income/(Loss)	3.02%	1.78%	2.03%	2.58%	3.09%	2.66%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.20	0.24	0.28	0.32	0.28
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.04	0.77	0.37	(0.33)
Total from Investment Operations	(0.29)	(1.18)	0.28	1.05	0.69	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.22)	(0.26)	(0.30)	(0.33)	0.01
Return of capital	—	—	—	—	—	(0.32)
Total Dividends and Distributions	(0.15)	(0.22)	(0.26)	(0.30)	(0.33)	(0.31)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(2.95)%	(10.75)%	2.56%	10.31%	7.02%	(0.55)%
Net Assets, End of Period (in thousands)	$1,393,151	$1,527,891	$1,967,268	$1,746,376	$2,007,132	$4,027,112
Average Net Assets for the Period (in thousands)	$1,447,966	$1,864,618	$1,866,732	$1,806,163	$3,245,500	$4,996,045
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.51%	0.50%	0.51%	0.52%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.46%	0.47%	0.50%	0.51%	0.52%	0.50%
Ratio of Net Investment Income/(Loss)	3.14%	1.87%	2.10%	2.67%	3.17%	2.73%
Portfolio Turnover Rate(2)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.15	$11.14	$10.38	$10.02	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.21	0.24	0.29	0.33	0.29
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.04	0.78	0.37	(0.35)
Total from Investment Operations	(0.29)	(1.17)	0.28	1.07	0.70	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.22)	(0.27)	(0.31)	(0.34)	0.01
Return of capital	—	—	—	—	—	(0.32)
Total Dividends and Distributions	(0.15)	(0.22)	(0.27)	(0.31)	(0.34)	(0.31)
Net Asset Value, End of Period	$9.32	$9.76	$11.15	$11.14	$10.38	$10.02
Total Return*	(2.95)%	(10.63)%	2.54%	10.49%	7.10%	(0.59)%
Net Assets, End of Period (in thousands)	$428,627	$549,639	$487,997	$539,154	$680,664	$1,354,610
Average Net Assets for the Period (in thousands)	$469,216	$485,064	$509,158	$662,412	$1,190,558	$990,124
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.43%	0.43%	0.44%	0.45%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.43%	0.43%	0.44%	0.45%	0.44%
Ratio of Net Investment Income/(Loss)	3.14%	1.94%	2.18%	2.74%	3.25%	2.90%
Portfolio Turnover Rate(2)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.15	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.16	0.21	0.25	0.21
Net realized and unrealized gain/(loss)	(0.43)	(1.38)	0.04	0.78	0.37	(0.34)
Total from Investment Operations	(0.32)	(1.26)	0.20	0.99	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.19)	(0.23)	(0.26)	—(2)
Return of capital	—	—	—	—	—	(0.23)
Total Dividends and Distributions	(0.12)	(0.14)	(0.19)	(0.23)	(0.26)	(0.23)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.15	$10.39	$10.03
Total Return*	(3.32)%	(11.38)%	1.80%	9.65%	6.30%	(1.23)%
Net Assets, End of Period (in thousands)	$18,130	$20,102	$25,664	$24,453	$27,580	$36,235
Average Net Assets for the Period (in thousands)	$19,045	$24,638	$26,042	$25,769	$31,616	$38,913
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.18%	1.16%	1.20%	1.21%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.18%	1.16%	1.20%	1.21%	1.19%
Ratio of Net Investment Income/(Loss)	2.39%	1.16%	1.45%	1.98%	2.49%	2.07%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.15	0.19	0.24	0.27	0.24
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.04	0.77	0.37	(0.34)
Total from Investment Operations	(0.31)	(1.23)	0.23	1.01	0.64	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.17)	(0.21)	(0.26)	(0.28)	—(2)
Return of capital	—	—	—	—	—	(0.26)
Total Dividends and Distributions	(0.13)	(0.17)	(0.21)	(0.26)	(0.28)	(0.26)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(3.20)%	(11.17)%	2.11%	9.83%	6.56%	(0.98)%
Net Assets, End of Period (in thousands)	$14,663	$15,002	$19,114	$18,630	$28,020	$36,398
Average Net Assets for the Period (in thousands)	$14,783	$17,308	$19,517	$23,253	$30,601	$41,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.95%	0.94%	0.95%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.94%	0.95%	0.96%	0.93%
Ratio of Net Investment Income/(Loss)	2.65%	1.41%	1.66%	2.24%	2.73%	2.31%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.18	0.22	0.27	0.30	0.26
Net realized and unrealized gain/(loss)	(0.44)	(1.38)	0.04	0.77	0.37	(0.33)
Total from Investment Operations	(0.30)	(1.20)	0.26	1.04	0.67	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.20)	(0.24)	(0.29)	(0.31)	—(2)
Return of capital	—	—	—	—	—	(0.29)
Total Dividends and Distributions	(0.14)	(0.20)	(0.24)	(0.29)	(0.31)	(0.29)
Net Asset Value, End of Period	$9.32	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(3.06)%	(10.93)%	2.39%	10.12%	6.84%	(0.72)%
Net Assets, End of Period (in thousands)	$363,156	$383,193	$547,371	$597,879	$641,190	$898,156
Average Net Assets for the Period (in thousands)	$374,806	$477,073	$590,025	$605,817	$736,901	$1,120,052
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.68%	0.68%	0.69%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Investment Income/(Loss)	2.91%	1.67%	1.94%	2.49%	3.00%	2.56%
Portfolio Turnover Rate(3)	90%	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

34	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	35

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

36	DECEMBER 31, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	37

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other

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countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or

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other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05%

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for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $99,582,019. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $102,969,832, resulting in the net amount due to the counterparty of $3,387,813.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights

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and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not

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limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $1,020.

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A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class A Shares paid CDSCs of $13,570 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $1,955.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(187,481,505)	$(18,831,814)	$ (206,313,319)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,316,830,546	$ 1,663,826	$(210,489,144)	$ (208,825,318)

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,232,901	$ 21,116,112	2,509,778	$ 27,098,443
Reinvested dividends and distributions	124,280	1,172,338	151,483	1,612,422
Shares repurchased	(1,911,955)	(18,020,769)	(3,980,526)	(42,644,629)
Net Increase/(Decrease)	445,226	$ 4,267,681	(1,319,265)	$ (13,933,764)
Class C Shares:
Shares sold	386,928	$ 3,624,650	470,760	$ 5,110,551
Reinvested dividends and distributions	42,507	401,131	55,132	587,782
Shares repurchased	(1,252,984)	(11,828,802)	(2,714,547)	(28,989,404)
Net Increase/(Decrease)	(823,549)	$ (7,803,021)	(2,188,655)	$ (23,291,071)
Class D Shares:
Shares sold	921,007	$ 8,740,119	3,666,390	$ 39,538,215
Reinvested dividends and distributions	729,443	6,886,408	983,618	10,506,056
Shares repurchased	(3,457,325)	(32,893,071)	(11,038,639)	(118,392,111)
Net Increase/(Decrease)	(1,806,875)	$ (17,266,544)	(6,388,631)	$ (68,347,840)
Class I Shares:
Shares sold	32,264,491	$305,494,942	45,929,554	$ 494,478,634
Reinvested dividends and distributions	2,068,315	19,522,680	2,861,250	30,540,098
Shares repurchased	(41,401,651)	(392,121,681)	(68,532,690)	(724,033,832)
Net Increase/(Decrease)	(7,068,845)	$ (67,104,059)	(19,741,886)	$(199,015,100)
Class N Shares:
Shares sold	4,102,058	$ 38,836,123	25,585,523	$ 261,848,513
Reinvested dividends and distributions	690,981	6,528,134	818,330	8,679,692
Shares repurchased	(15,111,820)	(144,529,024)	(13,829,568)	(145,292,527)
Net Increase/(Decrease)	(10,318,781)	$ (99,164,767)	12,574,285	$ 125,235,678
Class R Shares:
Shares sold	103,115	$ 987,796	465,683	$ 5,057,712
Reinvested dividends and distributions	24,400	230,149	29,594	315,241
Shares repurchased	(241,910)	(2,314,828)	(735,175)	(7,716,396)
Net Increase/(Decrease)	(114,395)	$ (1,096,883)	(239,898)	$ (2,343,443)
Class S Shares:
Shares sold	176,539	$ 1,680,519	338,169	$ 3,634,299
Reinvested dividends and distributions	21,086	198,947	25,133	267,784
Shares repurchased	(161,363)	(1,526,283)	(539,181)	(5,793,583)
Net Increase/(Decrease)	36,262	$ 353,183	(175,879)	$ (1,891,500)
Class T Shares:
Shares sold	3,220,592	$ 30,915,356	3,908,810	$ 42,339,769
Reinvested dividends and distributions	583,359	5,505,383	796,864	8,520,000
Shares repurchased	(4,102,259)	(38,872,756)	(14,493,731)	(155,952,284)
Net Increase/(Decrease)	(298,308)	$ (2,452,017)	(9,788,057)	$(105,092,515)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$506,491,464	$ 585,526,885	$ 1,887,437,496	$ 1,927,292,305

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Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	61

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Flexible Bond Fund

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson Flexible Bond Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93019 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2022

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	34.6%
Janus Henderson Overseas Fund - Class N Shares	5.9
Janus Henderson Flexible Bond Fund - Class N Shares	5.9
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson High-Yield Fund - Class N Shares	5.4
Janus Henderson AAA CLO	5.2
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	4.2
Janus Henderson Emerging Markets Fund - Class N Shares	4.0
Janus Henderson Global Select Fund - Class N Shares	3.5
Janus Henderson Contrarian Fund - Class N Shares	3.1
Janus Henderson Global Equity Income Fund - Class N Shares	2.6
Janus Henderson European Focus Fund - Class N Shares	2.3
Janus Henderson Growth and Income Fund - Class N Shares	2.2
Janus Henderson Enterprise Fund - Class N Shares	2.0
Janus Henderson Multi-Sector Income Fund - Class N Shares	2.0
Janus Henderson Forty Fund - Class N Shares	2.0
Janus Henderson Triton Fund - Class N Shares	1.8
Janus Henderson Global Research Fund - Class N Shares	1.7
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	1.7
Janus Henderson Global Real Estate Fund - Class N Shares	1.6
Janus Henderson Asia Equity Fund - Class N Shares	1.4
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	1.4
Janus Henderson Cash Liquidity Fund LLC	0.1

Asset Allocation - (% of Net Assets)
Fixed Income Funds	49.3%
Equity Funds	45.4%
Exchange-Traded Funds (ETFs)	5.2%
Money Markets	0.1%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.12%	-17.13%	0.76%	2.98%	4.43%	1.11%
Class A Shares at MOP	-5.85%	-21.88%	-0.42%	2.37%	4.06%
Class C Shares at NAV	-0.48%	-17.69%	0.07%	2.33%	3.72%	1.86%
Class C Shares at CDSC	-1.46%	-18.50%	0.07%	2.33%	3.72%
Class D Shares	0.04%	-16.91%	0.98%	3.19%	4.64%	0.91%
Class I Shares	-0.03%	-16.90%	1.02%	3.24%	4.68%	0.88%
Class S Shares	-0.28%	-17.33%	0.58%	2.80%	4.22%	1.29%
Class T Shares	0.02%	-16.97%	0.89%	3.12%	4.58%	1.03%
Bloomberg Global Aggregate Bond Index	-2.71%	-16.25%	-1.66%	-0.44%	2.23%
Global Conservative Allocation Index	-0.61%	-16.91%	1.33%	3.05%	4.05%
Morningstar Quartile - Class T Shares	-	3rd	4th	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	317/421	335/405	269/340	118/211

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

2	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)††
Class A Shares	$1,000.00	$998.80	$2.47	$1,000.00	$1,022.74	$2.50	0.49%
Class C Shares	$1,000.00	$995.20	$5.63	$1,000.00	$1,019.56	$5.70	1.12%
Class D Shares	$1,000.00	$1,000.40	$1.41	$1,000.00	$1,023.79	$1.43	0.28%
Class I Shares	$1,000.00	$999.70	$1.21	$1,000.00	$1,024.00	$1.22	0.24%
Class S Shares	$1,000.00	$997.20	$3.32	$1,000.00	$1,021.88	$3.36	0.66%
Class T Shares	$1,000.00	$1,000.20	$1.76	$1,000.00	$1,023.44	$1.79	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 45.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	878,219	$8,032,806
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	697,206	6,189,634
Janus Henderson Asia Equity Fund - Class N Shares*	227,522	2,129,516
Janus Henderson Contrarian Fund - Class N Shares	197,727	4,533,666
Janus Henderson Emerging Markets Fund - Class N Shares*	701,214	5,822,686
Janus Henderson Enterprise Fund - Class N Shares	24,481	2,971,422
Janus Henderson European Focus Fund - Class N Shares	90,782	3,428,761
Janus Henderson Forty Fund - Class N Shares	77,987	2,960,955
Janus Henderson Global Equity Income Fund - Class N Shares	643,686	3,868,127
Janus Henderson Global Real Estate Fund - Class N Shares	215,777	2,417,836
Janus Henderson Global Research Fund - Class N Shares	31,131	2,451,011
Janus Henderson Global Select Fund - Class N Shares	326,426	5,108,315
Janus Henderson Growth and Income Fund - Class N Shares	51,854	3,276,731
Janus Henderson Overseas Fund - Class N Shares	221,674	8,744,049
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	190,970	2,428,678
Janus Henderson Triton Fund - Class N Shares	105,229	2,620,733
		66,984,926
Exchange-Traded Funds (ETFs) – 5.2%
Janus Henderson AAA CLO	156,135	7,691,210
Fixed Income Funds – 49.3%
Janus Henderson Flexible Bond Fund - Class N Shares	933,215	8,687,615
Janus Henderson Global Bond Fund - Class N Shares	6,563,468	50,968,810
Janus Henderson High-Yield Fund - Class N Shares	1,155,993	7,984,876
Janus Henderson Multi-Sector Income Fund - Class N Shares	356,696	2,971,267
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	755,971	2,123,954
		72,736,522
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	88,212	88,230
Total Investments (total cost $160,728,494) – 100.0%		147,500,888
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(17,087)
Net Assets – 100%		$147,483,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 45.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$101,352	$(76,905)	$-	$(26,666)	$8,032,806
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	131,326	(73,251)	41,594	124,316	6,189,634
Janus Henderson Asia Equity Fund - Class N Shares*	-	(76,452)	-	(119,694)	2,129,516
Janus Henderson Contrarian Fund - Class N Shares	30,804	(122,766)	-	198,971	4,533,666
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(142,417)	-	(257,447)	5,822,686
Janus Henderson Enterprise Fund - Class N Shares	-	(448,396)	280,497	437,102	2,971,422
Janus Henderson European Focus Fund - Class N Shares	93,555	(7,834)	-	102,712	3,428,761
Janus Henderson Forty Fund - Class N Shares	-	(3,474)	1,653	10,281	2,960,955
Janus Henderson Global Equity Income Fund - Class N Shares	148,728	(90,451)	-	119,199	3,868,127
Janus Henderson Global Real Estate Fund - Class N Shares	26,201	(26,558)	-	(110,429)	2,417,836
Janus Henderson Global Research Fund - Class N Shares	28,049	(29,332)	83,321	14,691	2,451,011
Janus Henderson Global Select Fund - Class N Shares	57,936	(22,145)	92,097	50,703	5,108,315
Janus Henderson Growth and Income Fund - Class N Shares	20,088	(1,536)	168,568	(99,096)	3,276,731
Janus Henderson Overseas Fund - Class N Shares	151,510	(43,367)	-	365,129	8,744,049
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	16,864	(162,090)	-	619,193	2,428,678
Janus Henderson Triton Fund - Class N Shares	-	(779,955)	151,723	756,049	2,620,733
Total Equity Funds	$806,413	$(2,106,929)	$819,453	$2,185,014	$66,984,926
Exchange-Traded Funds (ETFs) - 5.2%
Janus Henderson AAA CLO	68,909	(330)	-	(9,602)	7,691,210
Fixed Income Funds - 49.3%
Janus Henderson Flexible Bond Fund - Class N Shares	139,416	(28,265)	-	(381,173)	8,687,615
Janus Henderson Global Bond Fund - Class N Shares	512,796	(792,066)	-	(1,410,642)	50,968,810
Janus Henderson High-Yield Fund - Class N Shares	392,764	(1,468,510)	-	1,344,757	7,984,876
Janus Henderson Multi-Sector Income Fund - Class N Shares	17,309	357	-	(7,106)	2,971,267
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	154,212	(456,531)	-	303,464	2,123,954
Total Fixed Income Funds	$1,216,497	$(2,745,015)	$-	$(150,700)	$72,736,522
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	161	-	-	5	88,230
Total Affiliated Investments - 100.0%	$2,091,980	$(4,852,274)	$819,453	$2,024,717	$147,500,888

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2022

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 45.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	8,662,926	156,458	(683,007)	8,032,806
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	6,407,255	217,646	(486,332)	6,189,634
Janus Henderson Asia Equity Fund - Class N Shares*	2,594,833	15,145	(284,316)	2,129,516
Janus Henderson Contrarian Fund - Class N Shares	5,482,392	66,391	(1,091,322)	4,533,666
Janus Henderson Emerging Markets Fund - Class N Shares*	6,795,688	40,659	(613,797)	5,822,686
Janus Henderson Enterprise Fund - Class N Shares	4,888,687	313,027	(2,218,998)	2,971,422
Janus Henderson European Focus Fund - Class N Shares	2,297,986	1,231,996	(196,099)	3,428,761
Janus Henderson Forty Fund - Class N Shares	2,346,302	804,039	(196,193)	2,960,955
Janus Henderson Global Equity Income Fund - Class N Shares	4,453,555	176,834	(791,010)	3,868,127
Janus Henderson Global Real Estate Fund - Class N Shares	1,903,276	802,316	(150,769)	2,417,836
Janus Henderson Global Research Fund - Class N Shares	2,450,154	204,254	(188,756)	2,451,011
Janus Henderson Global Select Fund - Class N Shares	3,158,216	2,204,183	(282,642)	5,108,315
Janus Henderson Growth and Income Fund - Class N Shares	2,037,272	1,525,246	(185,155)	3,276,731
Janus Henderson Overseas Fund - Class N Shares	4,463,814	4,382,093	(423,620)	8,744,049
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	4,561,241	47,965	(2,637,631)	2,428,678
Janus Henderson Triton Fund - Class N Shares	4,307,864	180,216	(1,843,441)	2,620,733
Exchange-Traded Funds (ETFs) - 5.2%
Janus Henderson AAA CLO	-	7,854,202	(153,060)	7,691,210
Fixed Income Funds - 49.3%
Janus Henderson Flexible Bond Fund - Class N Shares	8,964,028	791,975	(658,950)	8,687,615
Janus Henderson Global Bond Fund - Class N Shares	53,237,204	3,780,146	(3,845,832)	50,968,810
Janus Henderson High-Yield Fund - Class N Shares	14,231,126	484,093	(6,606,590)	7,984,876
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	3,042,373	(64,357)	2,971,267
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	14,747,967	246,504	(12,717,450)	2,123,954
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	-	136,984	(48,759)	88,230

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$66,984,926	$-	$-
Exchange-Traded Funds (ETFs)	7,691,210	-	-
Fixed Income Funds	72,736,522	-	-
Money Markets	-	88,230	-
Total Assets	$147,412,658	$88,230	$-

8	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Affiliated investments, at value (cost $160,728,494)	$147,500,888
Trustees' deferred compensation	4,793
Receivables:
Dividends	301,730
Investments sold	243,848
Fund shares sold	62,804
Due from adviser	8,528
Other assets	1,501
Total Assets	148,124,092
Liabilities:
Payables:	—
Investments purchased	301,570
Fund shares repurchased	233,031
Transfer agent fees and expenses	22,948
Professional fees	22,394
Advisory fees	6,791
12b-1 Distribution and shareholder servicing fees	5,536
Trustees' deferred compensation fees	4,793
Custodian fees	1,575
Trustees' fees and expenses	139
Accrued expenses and other payables	41,514
Total Liabilities	640,291
Net Assets	$147,483,801

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$165,027,012
Total distributable earnings (loss)	(17,543,211)
Total Net Assets	$147,483,801
Net Assets - Class A Shares	$6,310,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	613,309
Net Asset Value Per Share(1)	$10.29
Maximum Offering Price Per Share(2)	$10.92
Net Assets - Class C Shares	$4,190,834
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	417,074
Net Asset Value Per Share(1)	$10.05
Net Assets - Class D Shares	$123,808,005
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,972,204
Net Asset Value Per Share	$10.34
Net Assets - Class I Shares	$2,420,425
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,105
Net Asset Value Per Share	$10.34
Net Assets - Class S Shares	$57,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,558
Net Asset Value Per Share	$10.31
Net Assets - Class T Shares	$10,696,953
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,036,402
Net Asset Value Per Share	$10.32

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends from affiliates	$2,091,980
Other income	126
Total Investment Income	2,092,106
Expenses:
Advisory fees	38,924
12b-1 Distribution and shareholder servicing fees:
Class A Shares	8,937
Class C Shares	22,664
Class S Shares	115
Transfer agent administrative fees and expenses:
Class D Shares	75,999
Class S Shares	115
Class T Shares	14,901
Transfer agent networking and omnibus fees:
Class A Shares	3,058
Class C Shares	2,264
Class I Shares	1,180
Other transfer agent fees and expenses:
Class A Shares	256
Class C Shares	129
Class D Shares	10,458
Class I Shares	85
Class S Shares	9
Class T Shares	108
Registration fees	52,698
Professional fees	18,569
Shareholder reports expense	11,270
Custodian fees	4,533
Trustees’ fees and expenses	2,331
Other expenses	7,677
Total Expenses	276,280
Less: Excess Expense Reimbursement and Waivers	(29,718)
Net Expenses	246,562
Net Investment Income/(Loss)	1,845,544
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(4,852,274)
Capital gain distributions from underlying funds	819,453
Total Net Realized Gain/(Loss) on Investments	(4,032,821)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	2,024,717
Total Change in Unrealized Net Appreciation/Depreciation	2,024,717
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(162,560)

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,845,544	$6,228,907
Net realized gain/(loss) on investments	(4,032,821)	4,303,301
Change in unrealized net appreciation/depreciation	2,024,717	(44,104,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(162,560)	(33,572,248)
Dividends and Distributions to Shareholders:
Class A Shares	(131,556)	(822,848)
Class C Shares	(74,669)	(760,171)
Class D Shares	(2,866,500)	(15,718,092)
Class I Shares	(59,077)	(354,854)
Class S Shares	(988)	(10,096)
Class T Shares	(236,185)	(1,581,411)
Net Decrease from Dividends and Distributions to Shareholders	(3,368,975)	(19,247,472)
Capital Share Transactions:
Class A Shares	(770,725)	894,095
Class C Shares	(1,804,721)	(1,053,445)
Class D Shares	(2,717,746)	(1,870,347)
Class I Shares	(178,953)	(229,562)
Class S Shares	(38,185)	17,572
Class T Shares	(1,395,230)	306,390
Net Increase/(Decrease) from Capital Share Transactions	(6,905,560)	(1,935,297)
Net Increase/(Decrease) in Net Assets	(10,437,095)	(54,755,017)
Net Assets:
Beginning of period	157,920,896	212,675,913
End of period	$147,483,801	$157,920,896

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.52	$13.99	$12.28	$12.53	$12.58	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.39	0.25	0.14	0.05	0.16
Net realized and unrealized gain/(loss)	(0.12)	(2.57)	2.07	0.19	0.35	0.43
Total from Investment Operations	(0.01)	(2.18)	2.32	0.33	0.40	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.41)	(0.26)	(0.13)	(0.10)	(0.20)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.22)	(1.29)	(0.61)	(0.58)	(0.45)	(0.74)
Net Asset Value, End of Period	$10.29	$10.52	$13.99	$12.28	$12.53	$12.58
Total Return*	(0.12)%	(17.15)%	19.10%	2.58%	3.47%	4.55%
Net Assets, End of Period (in thousands)	$6,310	$7,213	$8,650	$4,030	$4,505	$4,407
Average Net Assets for the Period (in thousands)	$7,027	$8,494	$6,632	$4,381	$4,379	$4,494
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.51%	0.47%	0.47%	0.47%	0.46%	0.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.49%	0.47%	0.47%	0.47%	0.46%	0.47%
Ratio of Net Investment Income/(Loss)(2)	2.17%	3.03%	1.84%	1.13%	0.43%	1.27%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.28	$13.67	$12.01	$12.26	$12.30	$12.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.29	0.18	0.05	(0.02)	0.07
Net realized and unrealized gain/(loss)	(0.13)	(2.50)	1.98	0.18	0.33	0.41
Total from Investment Operations	(0.05)	(2.21)	2.16	0.23	0.31	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.15)	(0.03)	—(2)	(0.11)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.18)	(1.18)	(0.50)	(0.48)	(0.35)	(0.65)
Net Asset Value, End of Period	$10.05	$10.28	$13.67	$12.01	$12.26	$12.30
Total Return*	(0.48)%	(17.65)%	18.20%	1.85%	2.78%	3.81%
Net Assets, End of Period (in thousands)	$4,191	$6,096	$9,356	$10,655	$13,392	$15,665
Average Net Assets for the Period (in thousands)	$5,071	$8,302	$9,960	$12,057	$14,347	$16,576
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.14%	1.18%	1.15%	1.18%	1.18%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.12%	1.18%	1.15%	1.18%	1.18%	1.14%
Ratio of Net Investment Income/(Loss)(3)	1.46%	2.31%	1.38%	0.41%	(0.13)%	0.58%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.59	$14.06	$12.34	$12.59	$12.63	$12.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.41	0.30	0.16	0.09	0.19
Net realized and unrealized gain/(loss)	(0.14)	(2.57)	2.05	0.20	0.34	0.43
Total from Investment Operations	(0.01)	(2.16)	2.35	0.36	0.43	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.43)	(0.28)	(0.16)	(0.12)	(0.22)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.24)	(1.31)	(0.63)	(0.61)	(0.47)	(0.76)
Net Asset Value, End of Period	$10.34	$10.59	$14.06	$12.34	$12.59	$12.63
Total Return*	(0.06)%	(16.91)%	19.27%	2.77%	3.70%	4.78%
Net Assets, End of Period (in thousands)	$123,808	$129,498	$174,449	$147,682	$159,468	$177,717
Average Net Assets for the Period (in thousands)	$126,443	$160,466	$162,759	$152,767	$163,822	$182,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.31%	0.27%	0.28%	0.28%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income/(Loss)(2)	2.45%	3.22%	2.20%	1.32%	0.76%	1.46%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.59	$14.07	$12.34	$12.58	$12.63	$12.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.42	0.29	0.17	0.11	0.20
Net realized and unrealized gain/(loss)	(0.13)	(2.58)	2.07	0.20	0.32	0.43
Total from Investment Operations	—	(2.16)	2.36	0.37	0.43	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.44)	(0.28)	(0.16)	(0.13)	(0.23)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.25)	(1.32)	(0.63)	(0.61)	(0.48)	(0.77)
Net Asset Value, End of Period	$10.34	$10.59	$14.07	$12.34	$12.58	$12.63
Total Return*	(0.03)%	(16.92)%	19.39%	2.89%	3.71%	4.85%
Net Assets, End of Period (in thousands)	$2,420	$2,645	$3,830	$3,381	$3,786	$5,601
Average Net Assets for the Period (in thousands)	$2,510	$3,502	$3,247	$3,491	$4,489	$5,375
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.24%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.24%	0.24%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Investment Income/(Loss)(2)	2.51%	3.27%	2.16%	1.37%	0.92%	1.54%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.52	$13.97	$12.25	$12.45	$12.51	$12.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.36	0.25	0.11	0.09	0.16
Net realized and unrealized gain/(loss)	(0.12)	(2.55)	2.02	0.20	0.29	0.40
Total from Investment Operations	(0.03)	(2.19)	2.27	0.31	0.38	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.38)	(0.20)	(0.06)	(0.09)	(0.17)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.18)	(1.26)	(0.55)	(0.51)	(0.44)	(0.71)
Net Asset Value, End of Period	$10.31	$10.52	$13.97	$12.25	$12.45	$12.51
Total Return*	(0.28)%	(17.19)%	18.70%	2.43%	3.32%	4.35%
Net Assets, End of Period (in thousands)	$57	$96	$108	$126	$765	$960
Average Net Assets for the Period (in thousands)	$90	$107	$119	$407	$860	$1,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.69%	0.65%	0.65%	0.63%	0.56%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.66%	0.65%	0.65%	0.63%	0.56%	0.64%
Ratio of Net Investment Income/(Loss)(2)	1.72%	2.83%	1.88%	0.90%	0.76%	1.28%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.56	$14.03	$12.32	$12.56	$12.61	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.41	0.29	0.16	0.10	0.18
Net realized and unrealized gain/(loss)	(0.13)	(2.58)	2.04	0.20	0.31	0.43
Total from Investment Operations	(0.01)	(2.17)	2.33	0.36	0.41	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.42)	(0.27)	(0.15)	(0.11)	(0.21)
Distributions (from capital gains)	(0.18)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(0.23)	(1.30)	(0.62)	(0.60)	(0.46)	(0.75)
Net Asset Value, End of Period	$10.32	$10.56	$14.03	$12.32	$12.56	$12.61
Total Return*	(0.08)%	(17.02)%	19.12%	2.78%	3.51%	4.71%
Net Assets, End of Period (in thousands)	$10,697	$12,373	$16,283	$15,174	$17,532	$23,342
Average Net Assets for the Period (in thousands)	$11,709	$15,587	$16,293	$16,406	$19,653	$23,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.42%	0.39%	0.39%	0.38%	0.39%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.36%	0.35%	0.36%	0.37%	0.35%
Ratio of Net Investment Income/(Loss)(2)	2.31%	3.22%	2.14%	1.27%	0.78%	1.41%
Portfolio Turnover Rate	19%	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

20	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $17.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $246.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

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Notes to Financial Statements (unaudited)

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$163,122,486	$ 2,531,714	$ (18,153,312)	$ (15,621,598)

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	38,373	$ 403,781	131,319	$ 1,710,244
Reinvested dividends and distributions	11,370	117,336	58,531	741,591
Shares repurchased	(121,980)	(1,291,842)	(122,674)	(1,557,740)
Net Increase/(Decrease)	(72,237)	$ (770,725)	67,176	$ 894,095
Class C Shares:
Shares sold	48,361	$ 491,452	48,373	$ 647,356
Reinvested dividends and distributions	7,366	74,253	60,987	757,458
Shares repurchased	(231,730)	(2,370,426)	(200,594)	(2,458,259)
Net Increase/(Decrease)	(176,003)	$(1,804,721)	(91,234)	$(1,053,445)
Class D Shares:
Shares sold	276,217	$ 2,928,418	914,668	$11,598,132
Reinvested dividends and distributions	274,054	2,844,684	1,225,701	15,615,425
Shares repurchased	(807,550)	(8,490,848)	(2,315,355)	(29,083,904)
Net Increase/(Decrease)	(257,279)	$(2,717,746)	(174,986)	$(1,870,347)
Class I Shares:
Shares sold	30,907	$ 316,575	59,747	$ 758,459
Reinvested dividends and distributions	5,670	58,799	27,767	353,471
Shares repurchased	(52,324)	(554,327)	(109,932)	(1,341,492)
Net Increase/(Decrease)	(15,747)	$ (178,953)	(22,418)	$ (229,562)
Class S Shares:
Shares sold	302	$ 3,148	611	$ 7,771
Reinvested dividends and distributions	95	988	796	10,096
Shares repurchased	(3,962)	(42,321)	(22)	(295)
Net Increase/(Decrease)	(3,565)	$ (38,185)	1,385	$ 17,572
Class T Shares:
Shares sold	106,833	$ 1,123,566	362,289	$ 4,761,019
Reinvested dividends and distributions	22,539	233,507	118,335	1,504,041
Shares repurchased	(264,523)	(2,752,303)	(469,650)	(5,958,670)
Net Increase/(Decrease)	(135,151)	$(1,395,230)	10,974	$ 306,390

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$28,704,745	$ 36,368,089	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93020 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2022

Holdings - (% of Net Assets)
Janus Henderson Overseas Fund - Class N Shares	10.3%
Janus Henderson Emerging Markets Fund - Class N Shares	7.7
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	7.6
Janus Henderson Global Bond Fund - Class N Shares	7.5
Janus Henderson Global Select Fund - Class N Shares	6.0
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	5.9
Janus Henderson Contrarian Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Growth and Income Fund - Class N Shares	5.4
Janus Henderson Forty Fund - Class N Shares	5.4
Janus Henderson Global Equity Income Fund - Class N Shares	5.4
Janus Henderson European Focus Fund - Class N Shares	4.3
Janus Henderson Enterprise Fund - Class N Shares	4.1
Janus Henderson Triton Fund - Class N Shares	3.8
Janus Henderson Global Research Fund - Class N Shares	3.8
Janus Henderson Global Real Estate Fund - Class N Shares	3.2
Janus Henderson Asia Equity Fund - Class N Shares	2.9
Janus Henderson Flexible Bond Fund - Class N Shares	2.2
Janus Henderson High-Yield Fund - Class N Shares	1.3
Janus Henderson AAA CLO	1.2
Janus Henderson Multi-Sector Income Fund - Class N Shares	0.4
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	0.3
Janus Henderson Cash Liquidity Fund LLC	0.0

Asset Allocation - (% of Net Assets)
Equity Funds	87.1%
Fixed Income Funds	11.7%
Exchange-Traded Funds (ETFs)	1.2%
Money Markets	0.0%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	1.61%	-18.06%	2.51%	5.33%	5.43%	1.17%
Class A Shares at MOP	-4.20%	-22.76%	1.30%	4.70%	5.06%
Class C Shares at NAV	1.29%	-18.60%	1.78%	4.62%	4.68%	1.92%
Class C Shares at CDSC	0.32%	-19.39%	1.78%	4.62%	4.68%
Class D Shares	1.78%	-17.87%	2.71%	5.51%	5.61%	0.98%
Class I Shares	1.77%	-17.89%	2.75%	5.57%	5.67%	0.93%
Class S Shares	1.50%	-18.20%	2.33%	5.15%	5.23%	1.34%
Class T Shares	1.69%	-17.97%	2.61%	5.44%	5.55%	1.08%
MSCI All Country World Index	2.28%	-18.36%	5.23%	7.98%	6.12%
Global Growth Allocation Index	1.35%	-17.82%	4.01%	6.38%	5.52%
Morningstar Quartile - Class T Shares	-	4th	2nd	1st	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	358/421	188/405	81/340	56/211

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

2	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)††
Class A Shares	$1,000.00	$1,016.10	$2.44	$1,000.00	$1,022.79	$2.45	0.48%
Class C Shares	$1,000.00	$1,012.90	$5.68	$1,000.00	$1,019.56	$5.70	1.12%
Class D Shares	$1,000.00	$1,017.80	$1.42	$1,000.00	$1,023.79	$1.43	0.28%
Class I Shares	$1,000.00	$1,017.70	$1.12	$1,000.00	$1,024.10	$1.12	0.22%
Class S Shares	$1,000.00	$1,015.00	$3.25	$1,000.00	$1,021.98	$3.26	0.64%
Class T Shares	$1,000.00	$1,016.90	$1.78	$1,000.00	$1,023.44	$1.79	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 87.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,278,926	$11,695,773
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	1,840,847	16,337,713
Janus Henderson Asia Equity Fund - Class N Shares*	655,460	6,132,095
Janus Henderson Contrarian Fund - Class N Shares	539,424	12,361,361
Janus Henderson Emerging Markets Fund - Class N Shares*	1,981,454	16,454,408
Janus Henderson Enterprise Fund - Class N Shares	72,355	8,780,317
Janus Henderson European Focus Fund - Class N Shares	241,790	9,127,134
Janus Henderson Forty Fund - Class N Shares	304,521	11,556,891
Janus Henderson Global Equity Income Fund - Class N Shares	1,910,525	11,476,400
Janus Henderson Global Real Estate Fund - Class N Shares	614,876	6,888,620
Janus Henderson Global Research Fund - Class N Shares	102,742	8,085,356
Janus Henderson Global Select Fund - Class N Shares	818,447	12,802,378
Janus Henderson Growth and Income Fund - Class N Shares	184,772	11,671,573
Janus Henderson Overseas Fund - Class N Shares	560,112	22,085,121
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	1,001,817	12,736,315
Janus Henderson Triton Fund - Class N Shares	325,005	8,098,223
		186,289,678
Exchange-Traded Funds (ETFs) – 1.2%
Janus Henderson AAA CLO	53,898	2,655,016
Fixed Income Funds – 11.7%
Janus Henderson Flexible Bond Fund - Class N Shares	500,463	4,672,834
Janus Henderson Global Bond Fund - Class N Shares	2,060,824	15,994,478
Janus Henderson High-Yield Fund - Class N Shares	395,166	2,744,412
Janus Henderson Multi-Sector Income Fund - Class N Shares	98,154	821,706
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	250,360	705,122
		24,938,552
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	101,443	101,464
Total Investments (total cost $218,007,285) – 100.0%		213,984,710
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(75,785)
Net Assets – 100%		$213,908,925

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 87.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$147,438	$(59,004)	$-	$(90,001)	$11,695,773
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	345,898	(130,563)	109,554	279,807	16,337,713
Janus Henderson Asia Equity Fund - Class N Shares*	-	(65,561)	-	(390,468)	6,132,095
Janus Henderson Contrarian Fund - Class N Shares	83,759	(585,661)	-	822,956	12,361,361
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(354,401)	-	(824,607)	16,454,408
Janus Henderson Enterprise Fund - Class N Shares	-	(1,124,209)	826,286	1,058,506	8,780,317
Janus Henderson European Focus Fund - Class N Shares	248,353	(71,082)	-	369,533	9,127,134
Janus Henderson Forty Fund - Class N Shares	-	(7,756)	6,434	(17,416)	11,556,891
Janus Henderson Global Equity Income Fund - Class N Shares	434,166	(236,707)	-	346,941	11,476,400
Janus Henderson Global Real Estate Fund - Class N Shares	74,762	(37,603)	-	(351,039)	6,888,620
Janus Henderson Global Research Fund - Class N Shares	92,263	(62,534)	274,074	1,137	8,085,356
Janus Henderson Global Select Fund - Class N Shares	144,784	(34,118)	230,151	205,114	12,802,378
Janus Henderson Growth and Income Fund - Class N Shares	68,781	(2,921)	599,202	(399,760)	11,671,573
Janus Henderson Overseas Fund - Class N Shares	381,563	(40,918)	-	935,227	22,085,121
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	88,254	(161,273)	-	1,336,632	12,736,315
Janus Henderson Triton Fund - Class N Shares	-	(1,695,452)	467,056	1,568,262	8,098,223
Total Equity Funds	$2,110,021	$(4,669,763)	$2,512,759	$4,850,824	$186,289,678
Exchange-Traded Funds (ETFs) - 1.2%
Janus Henderson AAA CLO	23,655	(54)	-	(3,313)	2,655,016
Fixed Income Funds - 11.7%
Janus Henderson Flexible Bond Fund - Class N Shares	63,540	(6,316)	-	(174,861)	4,672,834
Janus Henderson Global Bond Fund - Class N Shares	207,704	(1,521,087)	-	620,639	15,994,478
Janus Henderson High-Yield Fund - Class N Shares	164,507	(778,946)	-	729,215	2,744,412
Janus Henderson Multi-Sector Income Fund - Class N Shares	4,764	46	-	(1,963)	821,706
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	65,682	(215,508)	-	150,332	705,122
Total Fixed Income Funds	$506,197	$(2,521,811)	$-	$1,323,362	$24,938,552
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	290	-	-	10	101,464
Total Affiliated Investments - 100.0%	$2,640,163	$(7,191,628)	$2,512,759	$6,170,883	$213,984,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2022

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 87.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,813,103	517,564	(485,889)	11,695,773
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	16,426,755	704,236	(942,522)	16,337,713
Janus Henderson Asia Equity Fund - Class N Shares*	6,448,127	385,071	(245,074)	6,132,095
Janus Henderson Contrarian Fund - Class N Shares	15,605,147	318,949	(3,800,030)	12,361,361
Janus Henderson Emerging Markets Fund - Class N Shares*	19,934,573	278,567	(2,579,724)	16,454,408
Janus Henderson Enterprise Fund - Class N Shares	13,547,670	1,035,652	(5,737,302)	8,780,317
Janus Henderson European Focus Fund - Class N Shares	6,524,232	2,599,290	(294,839)	9,127,134
Janus Henderson Forty Fund - Class N Shares	7,287,227	4,648,600	(353,764)	11,556,891
Janus Henderson Global Equity Income Fund - Class N Shares	12,632,864	618,083	(1,884,781)	11,476,400
Janus Henderson Global Real Estate Fund - Class N Shares	5,407,059	2,101,592	(231,389)	6,888,620
Janus Henderson Global Research Fund - Class N Shares	7,581,576	889,507	(324,330)	8,085,356
Janus Henderson Global Select Fund - Class N Shares	9,290,151	3,764,827	(423,596)	12,802,378
Janus Henderson Growth and Income Fund - Class N Shares	6,417,135	5,985,332	(328,213)	11,671,573
Janus Henderson Overseas Fund - Class N Shares	12,673,220	9,132,395	(614,803)	22,085,121
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	13,875,277	307,939	(2,622,260)	12,736,315
Janus Henderson Triton Fund - Class N Shares	11,640,160	646,069	(4,060,816)	8,098,223
Exchange-Traded Funds (ETFs) - 1.2%
Janus Henderson AAA CLO	-	2,685,259	(26,876)	2,655,016
Fixed Income Funds - 11.7%
Janus Henderson Flexible Bond Fund - Class N Shares	3,814,163	1,203,017	(163,169)	4,672,834
Janus Henderson Global Bond Fund - Class N Shares	22,498,332	531,978	(6,135,384)	15,994,478
Janus Henderson High-Yield Fund - Class N Shares	6,017,076	257,265	(3,480,198)	2,744,412
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	832,322	(8,699)	821,706
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	6,235,954	160,494	(5,626,150)	705,122
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	-	111,053	(9,599)	101,464

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$186,289,678	$-	$-
Exchange-Traded Funds (ETFs)	2,655,016	-	-
Fixed Income Funds	24,938,552	-	-
Money Markets	-	101,464	-
Total Assets	$213,883,246	$101,464	$-

8	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Assets:
Affiliated investments, at value (cost $218,007,285)	$213,984,710
Trustees' deferred compensation	6,944
Receivables:
Dividends	218,030
Investments sold	107,177
Fund shares sold	29,661
Other assets	2,160
Total Assets	214,348,682
Liabilities:
Payables:	—
Investments purchased	217,412
Fund shares repurchased	102,186
Transfer agent fees and expenses	34,903
Professional fees	21,551
Trustees' deferred compensation fees	6,944
Advisory fees	5,559
12b-1 Distribution and shareholder servicing fees	3,746
Custodian fees	1,621
Trustees' fees and expenses	136
Dividends	22
Accrued expenses and other payables	45,677
Total Liabilities	439,757
Net Assets	$213,908,925
Net Assets Consist of:
Capital (par value and paid-in surplus)	$224,626,625
Total distributable earnings (loss)	(10,717,700)
Total Net Assets	$213,908,925
Net Assets - Class A Shares	$5,289,445
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	471,485
Net Asset Value Per Share(1)	$11.22
Maximum Offering Price Per Share(2)	$11.90
Net Assets - Class C Shares	$2,411,112
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	219,441
Net Asset Value Per Share(1)	$10.99
Net Assets - Class D Shares	$179,633,316
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,848,369
Net Asset Value Per Share	$11.33
Net Assets - Class I Shares	$12,922,346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,141,302
Net Asset Value Per Share	$11.32
Net Assets - Class S Shares	$1,281,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,065
Net Asset Value Per Share	$11.14
Net Assets - Class T Shares	$12,370,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,092,933
Net Asset Value Per Share	$11.32

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends from affiliates	$2,640,163
Other income	249
Total Investment Income	2,640,412
Expenses:
Advisory fees	54,802
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,622
Class C Shares	12,278
Class S Shares	1,482
Transfer agent administrative fees and expenses:
Class D Shares	108,715
Class S Shares	1,485
Class T Shares	16,563
Transfer agent networking and omnibus fees:
Class A Shares	2,267
Class C Shares	1,417
Class I Shares	4,893
Other transfer agent fees and expenses:
Class A Shares	194
Class C Shares	75
Class D Shares	19,763
Class I Shares	350
Class S Shares	29
Class T Shares	126
Registration fees	50,373
Professional fees	18,567
Shareholder reports expense	17,980
Custodian fees	4,666
Trustees’ fees and expenses	3,199
Other expenses	7,970
Total Expenses	333,816
Less: Excess Expense Reimbursement and Waivers	(8,070)
Net Expenses	325,746
Net Investment Income/(Loss)	2,314,666
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(7,191,628)
Capital gain distributions from underlying funds	2,512,759
Total Net Realized Gain/(Loss) on Investments	(4,678,869)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	6,170,883
Total Change in Unrealized Net Appreciation/Depreciation	6,170,883
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,806,680

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$2,314,666	$8,959,114
Net realized gain/(loss) on investments	(4,678,869)	11,486,988
Change in unrealized net appreciation/depreciation	6,170,883	(69,697,246)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,806,680	(49,251,144)
Dividends and Distributions to Shareholders:
Class A Shares	(230,518)	(921,690)
Class C Shares	(86,622)	(566,187)
Class D Shares	(8,037,482)	(33,023,195)
Class I Shares	(588,717)	(2,339,152)
Class S Shares	(54,407)	(230,063)
Class T Shares	(545,358)	(2,369,409)
Net Decrease from Dividends and Distributions to Shareholders	(9,543,104)	(39,449,696)
Capital Share Transactions:
Class A Shares	277,018	1,260,008
Class C Shares	(548,549)	228,029
Class D Shares	3,063,934	22,065,920
Class I Shares	1,766,118	1,630,858
Class S Shares	189,383	217,222
Class T Shares	(688,247)	2,457,324
Net Increase/(Decrease) from Capital Share Transactions	4,059,657	27,859,361
Net Increase/(Decrease) in Net Assets	(1,676,767)	(60,841,479)
Net Assets:
Beginning of period	215,585,692	276,427,171
End of period	$213,908,925	$215,585,692

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.54	$16.53	$12.93	$14.05	$14.28	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.48	0.18	0.17	0.15	0.22
Net realized and unrealized gain/(loss)	0.07	(3.08)	4.12	(0.32)	0.27	0.98
Total from Investment Operations	0.19	(2.60)	4.30	(0.15)	0.42	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.50)	(0.18)	(0.17)	(0.17)	(0.27)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.51)	(2.39)	(0.70)	(0.97)	(0.65)	(0.90)
Net Asset Value, End of Period	$11.22	$11.54	$16.53	$12.93	$14.05	$14.28
Total Return*	1.61%	(18.53)%	33.72%	(1.48)%	3.57%	8.58%
Net Assets, End of Period (in thousands)	$5,289	$5,148	$6,003	$4,381	$4,845	$4,637
Average Net Assets for the Period (in thousands)	$5,199	$6,076	$4,883	$4,624	$4,564	$4,446
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.48%	0.45%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.48%	0.45%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(2)	2.00%	3.28%	1.17%	1.29%	1.07%	1.53%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.25	$16.16	$12.65	$13.76	$14.00	$13.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.37	0.09	0.07	0.05	0.10
Net realized and unrealized gain/(loss)	0.09	(3.01)	4.00	(0.32)	0.27	0.98
Total from Investment Operations	0.15	(2.64)	4.09	(0.25)	0.32	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.38)	(0.06)	(0.06)	(0.08)	(0.19)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.41)	(2.27)	(0.58)	(0.86)	(0.56)	(0.82)
Net Asset Value, End of Period	$10.99	$11.25	$16.16	$12.65	$13.76	$14.00
Total Return*	1.29%	(19.11)%	32.77%	(2.23)%	2.83%	7.84%
Net Assets, End of Period (in thousands)	$2,411	$3,031	$4,096	$4,497	$6,586	$7,166
Average Net Assets for the Period (in thousands)	$2,773	$3,787	$4,340	$5,700	$6,878	$5,467
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.12%	1.16%	1.14%	1.18%	1.20%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.12%	1.16%	1.14%	1.18%	1.20%	1.14%
Ratio of Net Investment Income/(Loss)(2)	1.12%	2.60%	0.64%	0.55%	0.38%	0.69%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.66	$16.68	$13.04	$14.17	$14.39	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.51	0.22	0.20	0.18	0.25
Net realized and unrealized gain/(loss)	0.07	(3.12)	4.15	(0.33)	0.27	0.99
Total from Investment Operations	0.20	(2.61)	4.37	(0.13)	0.45	1.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.52)	(0.21)	(0.20)	(0.19)	(0.30)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.53)	(2.41)	(0.73)	(1.00)	(0.67)	(0.93)
Net Asset Value, End of Period	$11.33	$11.66	$16.68	$13.04	$14.17	$14.39
Total Return*	1.69%	(18.41)%	34.01%	(1.37)%	3.77%	8.79%
Net Assets, End of Period (in thousands)	$179,633	$181,527	$233,735	$187,295	$205,433	$219,870
Average Net Assets for the Period (in thousands)	$180,888	$218,436	$213,320	$195,360	$205,469	$222,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.29%	0.26%	0.27%	0.28%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.26%	0.27%	0.28%	0.28%	0.27%
Ratio of Net Investment Income/(Loss)(2)	2.15%	3.45%	1.45%	1.46%	1.27%	1.71%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.65	$16.68	$13.04	$14.16	$14.39	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.54	0.23	0.22	0.19	0.21
Net realized and unrealized gain/(loss)	0.07	(3.14)	4.14	(0.33)	0.26	1.04
Total from Investment Operations	0.21	(2.60)	4.37	(0.11)	0.45	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.54)	(0.21)	(0.21)	(0.20)	(0.31)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.54)	(2.43)	(0.73)	(1.01)	(0.68)	(0.94)
Net Asset Value, End of Period	$11.32	$11.65	$16.68	$13.04	$14.16	$14.39
Total Return*	1.77%	(18.42)%	34.07%	(1.24)%	3.80%	8.90%
Net Assets, End of Period (in thousands)	$12,922	$11,359	$14,799	$11,548	$14,977	$14,180
Average Net Assets for the Period (in thousands)	$12,154	$14,681	$12,747	$13,319	$15,240	$9,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.21%	0.22%	0.22%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.21%	0.22%	0.22%	0.20%
Ratio of Net Investment Income/(Loss)(2)	2.33%	3.65%	1.49%	1.59%	1.33%	1.44%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.45	$16.43	$12.85	$13.96	$14.20	$13.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.48	0.16	0.18	0.13	0.22
Net realized and unrealized gain/(loss)	0.08	(3.09)	4.08	(0.35)	0.26	0.95
Total from Investment Operations	0.19	(2.61)	4.24	(0.17)	0.39	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.48)	(0.14)	(0.14)	(0.15)	(0.25)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.50)	(2.37)	(0.66)	(0.94)	(0.63)	(0.88)
Net Asset Value, End of Period	$11.14	$11.45	$16.43	$12.85	$13.96	$14.20
Total Return*	1.58%	(18.71)%	33.45%	(1.67)%	3.41%	8.38%
Net Assets, End of Period (in thousands)	$1,282	$1,134	$1,408	$1,539	$2,157	$2,034
Average Net Assets for the Period (in thousands)	$1,165	$1,423	$1,325	$1,879	$2,446	$2,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.64%	0.62%	0.62%	0.62%	0.61%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.64%	0.62%	0.62%	0.62%	0.61%	0.64%
Ratio of Net Investment Income/(Loss)(2)	1.96%	3.31%	1.05%	1.30%	0.96%	1.53%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.64	$16.65	$13.02	$14.14	$14.37	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.49	0.21	0.19	0.17	0.24
Net realized and unrealized gain/(loss)	0.08	(3.10)	4.14	(0.32)	0.26	0.99
Total from Investment Operations	0.20	(2.61)	4.35	(0.13)	0.43	1.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.51)	(0.20)	(0.19)	(0.18)	(0.29)
Distributions (from capital gains)	(0.41)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(0.52)	(2.40)	(0.72)	(0.99)	(0.66)	(0.92)
Net Asset Value, End of Period	$11.32	$11.64	$16.65	$13.02	$14.14	$14.37
Total Return*	1.69%	(18.45)%	33.88%	(1.37)%	3.61%	8.74%
Net Assets, End of Period (in thousands)	$12,371	$13,387	$16,385	$13,330	$16,624	$19,131
Average Net Assets for the Period (in thousands)	$13,012	$15,962	$15,199	$15,095	$17,721	$18,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.39%	0.36%	0.37%	0.37%	0.38%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.34%	0.34%	0.35%	0.36%	0.34%
Ratio of Net Investment Income/(Loss)(2)	2.03%	3.34%	1.37%	1.43%	1.20%	1.63%
Portfolio Turnover Rate	19%	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

18	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $1,477.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $5.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or deperciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 221,338,082	$ 8,691,209	$(16,044,581)	$ (7,353,372)

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Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	53,440	$ 615,261	89,960	$ 1,358,917
Reinvested dividends and distributions	19,817	223,339	62,381	892,045
Shares repurchased	(47,975)	(561,582)	(69,241)	(990,954)
Net Increase/(Decrease)	25,282	$ 277,018	83,100	$ 1,260,008
Class C Shares:
Shares sold	9,528	$ 105,736	50,290	$ 752,340
Reinvested dividends and distributions	7,846	86,622	40,471	566,187
Shares repurchased	(67,463)	(740,907)	(74,702)	(1,090,498)
Net Increase/(Decrease)	(50,089)	$ (548,549)	16,059	$ 228,029
Class D Shares:
Shares sold	215,231	$2,542,775	717,556	$10,183,352
Reinvested dividends and distributions	697,247	7,941,641	2,264,733	32,702,741
Shares repurchased	(631,755)	(7,420,482)	(1,428,267)	(20,820,173)
Net Increase/(Decrease)	280,723	$3,063,934	1,554,022	$22,065,920
Class I Shares:
Shares sold	273,472	$3,060,947	281,698	$ 4,311,736
Reinvested dividends and distributions	51,778	588,717	161,707	2,333,434
Shares repurchased	(158,693)	(1,883,546)	(356,172)	(5,014,312)
Net Increase/(Decrease)	166,557	$1,766,118	87,233	$ 1,630,858
Class S Shares:
Shares sold	12,473	$ 149,027	17,126	$ 272,937
Reinvested dividends and distributions	4,862	54,407	16,190	230,063
Shares repurchased	(1,244)	(14,051)	(20,047)	(285,778)
Net Increase/(Decrease)	16,091	$ 189,383	13,269	$ 217,222
Class T Shares:
Shares sold	149,504	$1,730,616	413,560	$ 6,024,828
Reinvested dividends and distributions	47,633	541,587	161,423	2,327,722
Shares repurchased	(254,381)	(2,960,450)	(408,778)	(5,895,226)
Net Increase/(Decrease)	(57,244)	$ (688,247)	166,205	$ 2,457,324

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$39,715,060	$ 40,379,407	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage2

40	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage3

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93021 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2022

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	21.0%
Janus Henderson Overseas Fund - Class N Shares	8.3
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	5.9
Janus Henderson Emerging Markets Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Global Select Fund - Class N Shares	4.8
Janus Henderson Contrarian Fund - Class N Shares	4.2
Janus Henderson Flexible Bond Fund - Class N Shares	4.0
Janus Henderson Global Equity Income Fund - Class N Shares	4.0
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	3.7
Janus Henderson Forty Fund - Class N Shares	3.7
Janus Henderson Growth and Income Fund - Class N Shares	3.6
Janus Henderson High-Yield Fund - Class N Shares	3.4
Janus Henderson European Focus Fund - Class N Shares	3.2
Janus Henderson AAA CLO	3.2
Janus Henderson Global Research Fund - Class N Shares	3.1
Janus Henderson Enterprise Fund - Class N Shares	3.0
Janus Henderson Triton Fund - Class N Shares	2.9
Janus Henderson Global Real Estate Fund - Class N Shares	2.4
Janus Henderson Asia Equity Fund - Class N Shares	2.1
Janus Henderson Multi-Sector Income Fund - Class N Shares	1.2
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	0.9
Janus Henderson Cash Liquidity Fund LLC	0.1

Asset Allocation - (% of Net Assets)
Equity Funds	66.2%
Fixed Income Funds	30.5%
Exchange-Traded Funds (ETFs)	3.2%
Money Markets	0.1%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	0.80%	-17.54%	1.64%	4.15%	5.01%	1.11%
Class A Shares at MOP	-5.01%	-22.25%	0.44%	3.53%	4.64%
Class C Shares at NAV	0.37%	-18.17%	0.91%	3.44%	4.26%	1.90%
Class C Shares at CDSC	-0.61%	-18.97%	0.91%	3.44%	4.26%
Class D Shares	0.87%	-17.41%	1.83%	4.34%	5.20%	0.94%
Class I Shares	0.92%	-17.33%	1.88%	4.39%	5.24%	0.90%
Class S Shares	0.68%	-17.72%	1.46%	3.96%	4.79%	1.30%
Class T Shares	0.77%	-17.48%	1.74%	4.27%	5.14%	1.05%
MSCI All Country World Index	2.28%	-18.36%	5.23%	7.98%	6.12%
Global Moderate Allocation Index	0.39%	-17.33%	2.71%	4.74%	4.83%
Morningstar Quartile - Class T Shares	-	4th	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	338/421	283/405	206/340	78/211

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

2	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)††
Class A Shares	$1,000.00	$1,008.00	$2.23	$1,000.00	$1,022.99	$2.24	0.44%
Class C Shares	$1,000.00	$1,003.70	$6.01	$1,000.00	$1,019.21	$6.06	1.19%
Class D Shares	$1,000.00	$1,008.70	$1.32	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$1,009.20	$0.96	$1,000.00	$1,024.25	$0.97	0.19%
Class S Shares	$1,000.00	$1,006.80	$3.19	$1,000.00	$1,022.03	$3.21	0.63%
Class T Shares	$1,000.00	$1,007.70	$1.67	$1,000.00	$1,023.54	$1.68	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 66.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,116,866	$10,216,295
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	1,253,344	11,126,191
Janus Henderson Asia Equity Fund - Class N Shares*	429,829	4,022,987
Janus Henderson Contrarian Fund - Class N Shares	342,079	7,839,191
Janus Henderson Emerging Markets Fund - Class N Shares*	1,305,296	10,836,753
Janus Henderson Enterprise Fund - Class N Shares	46,623	5,658,563
Janus Henderson European Focus Fund - Class N Shares	160,517	6,062,560
Janus Henderson Forty Fund - Class N Shares	182,800	6,940,323
Janus Henderson Global Equity Income Fund - Class N Shares	1,243,522	7,472,536
Janus Henderson Global Real Estate Fund - Class N Shares	406,535	4,554,852
Janus Henderson Global Research Fund - Class N Shares	72,857	5,735,910
Janus Henderson Global Select Fund - Class N Shares	576,365	9,019,552
Janus Henderson Growth and Income Fund - Class N Shares	105,628	6,674,580
Janus Henderson Overseas Fund - Class N Shares	391,708	15,450,669
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	548,218	6,971,689
Janus Henderson Triton Fund - Class N Shares	215,441	5,364,078
		123,946,729
Exchange-Traded Funds (ETFs) – 3.2%
Janus Henderson AAA CLO	122,712	6,044,793
Fixed Income Funds – 30.5%
Janus Henderson Flexible Bond Fund - Class N Shares	822,747	7,659,097
Janus Henderson Global Bond Fund - Class N Shares	5,083,123	39,374,371
Janus Henderson High-Yield Fund - Class N Shares	909,907	6,284,460
Janus Henderson Multi-Sector Income Fund - Class N Shares	263,098	2,191,599
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	586,925	1,648,945
		57,158,472
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	92,790	92,809
Total Investments (total cost $196,898,607) – 100.0%		187,242,803
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(81,106)
Net Assets – 100%		$187,161,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 66.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$128,954	$(74,238)	$-	$(54,963)	$10,216,295
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	235,857	(129,971)	74,702	241,489	11,126,191
Janus Henderson Asia Equity Fund - Class N Shares*	-	(71,781)	-	(247,351)	4,022,987
Janus Henderson Contrarian Fund - Class N Shares	53,182	(474,840)	-	635,900	7,839,191
Janus Henderson Emerging Markets Fund - Class N Shares*	-	(298,266)	-	(497,678)	10,836,753
Janus Henderson Enterprise Fund - Class N Shares	-	(855,920)	533,085	855,458	5,658,563
Janus Henderson European Focus Fund - Class N Shares	165,075	(42,686)	-	238,803	6,062,560
Janus Henderson Forty Fund - Class N Shares	-	(3,629)	3,867	(2,993)	6,940,323
Janus Henderson Global Equity Income Fund - Class N Shares	286,859	(130,124)	-	195,980	7,472,536
Janus Henderson Global Real Estate Fund - Class N Shares	49,597	(39,808)	-	(221,861)	4,554,852
Janus Henderson Global Research Fund - Class N Shares	65,506	(43,844)	194,589	(28,492)	5,735,910
Janus Henderson Global Select Fund - Class N Shares	102,084	(30,896)	162,275	127,043	9,019,552
Janus Henderson Growth and Income Fund - Class N Shares	40,572	(253)	343,055	(208,895)	6,674,580
Janus Henderson Overseas Fund - Class N Shares	267,168	(42,062)	-	640,819	15,450,669
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	48,367	(191,170)	-	1,003,841	6,971,689
Janus Henderson Triton Fund - Class N Shares	-	(1,323,876)	309,983	1,242,103	5,364,078
Total Equity Funds	$1,443,221	$(3,753,364)	$1,621,556	$3,919,203	$123,946,729
Exchange-Traded Funds (ETFs) - 3.2%
Janus Henderson AAA CLO	54,011	(257)	-	(7,547)	6,044,793
Fixed Income Funds - 30.5%
Janus Henderson Flexible Bond Fund - Class N Shares	116,206	(19,491)	-	(317,073)	7,659,097
Janus Henderson Global Bond Fund - Class N Shares	413,468	(611,627)	-	(1,142,803)	39,374,371
Janus Henderson High-Yield Fund - Class N Shares	319,360	(1,233,466)	-	1,136,056	6,284,460
Janus Henderson Multi-Sector Income Fund - Class N Shares	12,738	225	-	(5,244)	2,191,599
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	125,767	(367,818)	-	244,024	1,648,945
Total Fixed Income Funds	$987,539	$(2,232,177)	$-	$(85,040)	$57,158,472
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	201	-	-	7	92,809
Total Affiliated Investments - 100.0%	$2,484,972	$(5,985,798)	$1,621,556	$3,826,623	$187,242,803

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2022

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 100.0%
Equity Funds - 66.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	10,736,885	243,990	(635,379)	10,216,295
Janus Henderson Adaptive Risk Managed U.S. Equity Fund - Class N Shares	11,631,873	346,464	(963,664)	11,126,191
Janus Henderson Asia Equity Fund - Class N Shares*	4,442,547	142,828	(243,256)	4,022,987
Janus Henderson Contrarian Fund - Class N Shares	10,514,114	85,753	(2,921,736)	7,839,191
Janus Henderson Emerging Markets Fund - Class N Shares*	13,352,859	39,081	(1,759,243)	10,836,753
Janus Henderson Enterprise Fund - Class N Shares	9,517,977	562,901	(4,421,853)	5,658,563
Janus Henderson European Focus Fund - Class N Shares	4,399,177	1,762,367	(295,101)	6,062,560
Janus Henderson Forty Fund - Class N Shares	4,642,362	2,637,064	(332,481)	6,940,323
Janus Henderson Global Equity Income Fund - Class N Shares	8,521,513	312,082	(1,426,915)	7,472,536
Janus Henderson Global Real Estate Fund - Class N Shares	3,645,461	1,402,110	(231,050)	4,554,852
Janus Henderson Global Research Fund - Class N Shares	4,995,443	1,133,814	(321,011)	5,735,910
Janus Henderson Global Select Fund - Class N Shares	6,262,968	3,092,305	(431,868)	9,019,552
Janus Henderson Growth and Income Fund - Class N Shares	4,032,741	3,151,036	(300,049)	6,674,580
Janus Henderson Overseas Fund - Class N Shares	8,468,136	7,017,948	(634,172)	15,450,669
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	9,037,656	76,830	(2,955,468)	6,971,689
Janus Henderson Triton Fund - Class N Shares	7,967,613	334,899	(2,856,661)	5,364,078
Exchange-Traded Funds (ETFs) - 3.2%
Janus Henderson AAA CLO	-	6,155,077	(102,480)	6,044,793
Fixed Income Funds - 30.5%
Janus Henderson Flexible Bond Fund - Class N Shares	7,315,634	1,118,177	(438,150)	7,659,097
Janus Henderson Global Bond Fund - Class N Shares	43,214,541	541,009	(2,626,749)	39,374,371
Janus Henderson High-Yield Fund - Class N Shares	11,572,760	355,018	(5,545,908)	6,284,460
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	2,238,482	(41,864)	2,191,599
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	11,994,196	161,755	(10,383,212)	1,648,945
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	-	114,508	(21,706)	92,809

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$123,946,729	$-	$-
Exchange-Traded Funds (ETFs)	6,044,793	-	-
Fixed Income Funds	57,158,472	-	-
Money Markets	-	92,809	-
Total Assets	$187,149,994	$92,809	$-

8	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Assets:
Affiliated investments, at value (cost $196,898,607)	$187,242,803
Trustees' deferred compensation	6,087
Receivables:
Investments sold	383,464
Dividends	286,821
Fund shares sold	170,037
Due from adviser	9,576
Other assets	1,903
Total Assets	188,100,691
Liabilities:
Payables:	—
Fund shares repurchased	536,790
Investments purchased	286,612
Transfer agent fees and expenses	29,924
Professional fees	21,878
Advisory fees	8,600
Trustees' deferred compensation fees	6,087
12b-1 Distribution and shareholder servicing fees	3,419
Custodian fees	1,627
Trustees' fees and expenses	163
Accrued expenses and other payables	43,894
Total Liabilities	938,994
Net Assets	$187,161,697
Net Assets Consist of:
Capital (par value and paid-in surplus)	$202,325,917
Total distributable earnings (loss)	(15,164,220)
Total Net Assets	$187,161,697
Net Assets - Class A Shares	$9,199,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	869,004
Net Asset Value Per Share(1)	$10.59
Maximum Offering Price Per Share(2)	$11.24
Net Assets - Class C Shares	$913,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,411
Net Asset Value Per Share(1)	$10.45
Net Assets - Class D Shares	$160,384,194
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,040,794
Net Asset Value Per Share	$10.66
Net Assets - Class I Shares	$4,025,037
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	377,882
Net Asset Value Per Share	$10.65
Net Assets - Class S Shares	$1,061,808
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,239
Net Asset Value Per Share	$10.49
Net Assets - Class T Shares	$11,578,217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,089,169
Net Asset Value Per Share	$10.63

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends from affiliates	$2,484,972
Other income	193
Total Investment Income	2,485,165
Expenses:
Advisory fees	48,902
12b-1 Distribution and shareholder servicing fees:
Class A Shares	13,178
Class C Shares	6,415
Class S Shares	1,371
Transfer agent administrative fees and expenses:
Class D Shares	97,576
Class S Shares	1,373
Class T Shares	15,930
Transfer agent networking and omnibus fees:
Class A Shares	3,065
Class C Shares	625
Class I Shares	1,421
Other transfer agent fees and expenses:
Class A Shares	378
Class C Shares	41
Class D Shares	15,770
Class I Shares	134
Class S Shares	20
Class T Shares	127
Registration fees	51,269
Professional fees	18,566
Shareholder reports expense	16,026
Custodian fees	4,615
Trustees’ fees and expenses	2,885
Other expenses	7,877
Total Expenses	307,564
Less: Excess Expense Reimbursement and Waivers	(35,605)
Net Expenses	271,959
Net Investment Income/(Loss)	2,213,206
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(5,985,798)
Capital gain distributions from underlying funds	1,621,556
Total Net Realized Gain/(Loss) on Investments	(4,364,242)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	3,826,623
Total Change in Unrealized Net Appreciation/Depreciation	3,826,623
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,675,587

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$2,213,206	$8,210,435
Net realized gain/(loss) on investments	(4,364,242)	7,144,074
Change in unrealized net appreciation/depreciation	3,826,623	(59,485,428)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,675,587	(44,130,919)
Dividends and Distributions to Shareholders:
Class A Shares	(242,632)	(1,713,006)
Class C Shares	(20,118)	(264,396)
Class D Shares	(4,624,841)	(24,712,793)
Class I Shares	(122,537)	(1,956,536)
Class S Shares	(26,980)	(165,949)
Class T Shares	(324,596)	(1,949,321)
Net Decrease from Dividends and Distributions to Shareholders	(5,361,704)	(30,762,001)
Capital Share Transactions:
Class A Shares	(2,073,829)	1,609,701
Class C Shares	(474,246)	(820,511)
Class D Shares	(1,037,534)	11,777,201
Class I Shares	(414,885)	1,728,132
Class S Shares	14,303	88,622
Class T Shares	(1,357,961)	1,120,898
Net Increase/(Decrease) from Capital Share Transactions	(5,344,152)	15,504,043
Net Increase/(Decrease) in Net Assets	(9,030,269)	(59,388,877)
Net Assets:
Beginning of period	196,191,966	255,580,843
End of period	$187,161,697	$196,191,966

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.79	$14.88	$12.29	$12.90	$13.07	$13.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.43	0.22	0.16	0.09	0.18
Net realized and unrealized gain/(loss)	(0.02)	(2.77)	2.98	(0.06)	0.28	0.67
Total from Investment Operations	0.09	(2.34)	3.20	0.10	0.37	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.44)	(0.22)	(0.14)	(0.10)	(0.21)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.29)	(1.75)	(0.61)	(0.71)	(0.54)	(0.92)
Net Asset Value, End of Period	$10.59	$10.79	$14.88	$12.29	$12.90	$13.07
Total Return*	0.80%	(17.84)%	26.39%	0.60%	3.32%	6.53%
Net Assets, End of Period (in thousands)	$9,199	$11,371	$14,023	$8,165	$9,529	$10,021
Average Net Assets for the Period (in thousands)	$10,359	$13,650	$11,150	$9,063	$9,899	$10,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.43%	0.43%	0.41%	0.45%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.43%	0.43%	0.41%	0.45%	0.46%
Ratio of Net Investment Income/(Loss)(2)	2.01%	3.21%	1.56%	1.29%	0.68%	1.34%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.64	$14.66	$12.11	$12.70	$12.86	$12.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.32	0.16	0.06	0.01	0.10
Net realized and unrealized gain/(loss)	(0.02)	(2.72)	2.88	(0.05)	0.27	0.64
Total from Investment Operations	0.04	(2.40)	3.04	0.01	0.28	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.31)	(0.10)	(0.03)	—(2)	(0.12)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.23)	(1.62)	(0.49)	(0.60)	(0.44)	(0.83)
Net Asset Value, End of Period	$10.45	$10.64	$14.66	$12.11	$12.70	$12.86
Total Return*	0.37%	(18.40)%	25.39%	(0.06)%	2.57%	5.74%
Net Assets, End of Period (in thousands)	$913	$1,387	$2,854	$4,381	$6,211	$7,341
Average Net Assets for the Period (in thousands)	$1,315	$2,274	$3,487	$5,235	$6,648	$8,036
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.21%	1.19%	1.12%	1.18%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.19%	1.19%	1.11%	1.18%	1.14%	1.13%
Ratio of Net Investment Income/(Loss)(3)	1.07%	2.42%	1.17%	0.45%	0.08%	0.73%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.88	$14.99	$12.38	$12.98	$13.16	$13.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.45	0.26	0.18	0.11	0.21
Net realized and unrealized gain/(loss)	(0.03)	(2.79)	2.98	(0.05)	0.28	0.68
Total from Investment Operations	0.10	(2.34)	3.24	0.13	0.39	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.46)	(0.24)	(0.16)	(0.13)	(0.24)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.32)	(1.77)	(0.63)	(0.73)	(0.57)	(0.95)
Net Asset Value, End of Period	$10.66	$10.88	$14.99	$12.38	$12.98	$13.16
Total Return*	0.87%	(17.71)%	26.53%	0.84%	3.44%	6.77%
Net Assets, End of Period (in thousands)	$160,384	$164,692	$213,724	$178,202	$196,873	$212,763
Average Net Assets for the Period (in thousands)	$162,336	$199,211	$197,314	$187,271	$199,360	$218,363
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.30%	0.26%	0.27%	0.27%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	2.32%	3.35%	1.84%	1.40%	0.88%	1.56%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.86	$14.98	$12.37	$12.97	$13.15	$13.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.53	0.25	0.19	0.11	0.20
Net realized and unrealized gain/(loss)	(0.03)	(2.86)	3.00	(0.05)	0.29	0.69
Total from Investment Operations	0.10	(2.33)	3.25	0.14	0.40	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.48)	(0.25)	(0.17)	(0.14)	(0.25)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.31)	(1.79)	(0.64)	(0.74)	(0.58)	(0.96)
Net Asset Value, End of Period	$10.65	$10.86	$14.98	$12.37	$12.97	$13.15
Total Return*	0.92%	(17.72)%	26.62%	0.88%	3.53%	6.77%
Net Assets, End of Period (in thousands)	$4,025	$4,528	$6,744	$4,551	$5,533	$6,856
Average Net Assets for the Period (in thousands)	$4,421	$12,862	$5,660	$4,907	$5,905	$5,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.19%	0.22%	0.21%	0.21%	0.22%	0.20%
Ratio of Net Investment Income/(Loss)(2)	2.38%	3.87%	1.81%	1.47%	0.85%	1.50%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.69	$14.75	$12.19	$12.79	$12.97	$13.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.40	0.21	0.15	0.06	0.16
Net realized and unrealized gain/(loss)	(0.04)	(2.74)	2.93	(0.07)	0.29	0.66
Total from Investment Operations	0.07	(2.34)	3.14	0.08	0.35	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.41)	(0.19)	(0.11)	(0.09)	(0.19)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.27)	(1.72)	(0.58)	(0.68)	(0.53)	(0.90)
Net Asset Value, End of Period	$10.49	$10.69	$14.75	$12.19	$12.79	$12.97
Total Return*	0.68%	(17.97)%	26.03%	0.47%	3.14%	6.31%
Net Assets, End of Period (in thousands)	$1,062	$1,066	$1,385	$1,247	$2,217	$2,695
Average Net Assets for the Period (in thousands)	$1,078	$1,322	$1,358	$1,929	$2,482	$2,722
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.62%	0.62%	0.62%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.62%	0.62%	0.62%	0.60%	0.62%
Ratio of Net Investment Income/(Loss)(2)	1.95%	3.03%	1.51%	1.17%	0.51%	1.17%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.84	$14.94	$12.34	$12.94	$13.12	$13.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.44	0.24	0.16	0.10	0.21
Net realized and unrealized gain/(loss)	(0.03)	(2.78)	2.98	(0.04)	0.28	0.66
Total from Investment Operations	0.09	(2.34)	3.22	0.12	0.38	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.45)	(0.23)	(0.15)	(0.12)	(0.23)
Distributions (from capital gains)	(0.23)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(0.30)	(1.76)	(0.62)	(0.72)	(0.56)	(0.94)
Net Asset Value, End of Period	$10.63	$10.84	$14.94	$12.34	$12.94	$13.12
Total Return*	0.87%	(17.77)%	26.43%	0.76%	3.38%	6.64%
Net Assets, End of Period (in thousands)	$11,578	$13,148	$16,849	$13,981	$16,966	$17,735
Average Net Assets for the Period (in thousands)	$12,516	$15,737	$15,516	$15,728	$17,106	$18,214
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.40%	0.37%	0.37%	0.37%	0.38%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.33%	0.32%	0.34%	0.34%	0.33%
Ratio of Net Investment Income/(Loss)(2)	2.17%	3.27%	1.76%	1.29%	0.79%	1.50%
Portfolio Turnover Rate	17%	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

18	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $234.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $10.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 199,800,007	$ 5,528,053	$(18,085,257)	$ (12,557,204)

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	31,769	$ 340,591	99,542	$ 1,392,186
Reinvested dividends and distributions	21,826	232,007	125,347	1,652,075
Shares repurchased	(238,452)	(2,646,427)	(113,369)	(1,434,560)
Net Increase/(Decrease)	(184,857)	$(2,073,829)	111,520	$ 1,609,701
Class C Shares:
Shares sold	23,812	$ 241,554	6,199	$ 83,756
Reinvested dividends and distributions	1,918	20,118	20,276	264,396
Shares repurchased	(68,695)	(735,918)	(90,803)	(1,168,663)
Net Increase/(Decrease)	(42,965)	$ (474,246)	(64,328)	$ (820,511)
Class D Shares:
Shares sold	257,597	$ 2,809,641	846,777	$11,608,248
Reinvested dividends and distributions	426,840	4,571,454	1,838,940	24,439,514
Shares repurchased	(774,932)	(8,418,629)	(1,811,000)	(24,270,561)
Net Increase/(Decrease)	(90,495)	$(1,037,534)	874,717	$11,777,201
Class I Shares:
Shares sold	28,505	$ 316,929	926,725	$13,710,075
Reinvested dividends and distributions	11,452	122,537	147,552	1,956,536
Shares repurchased	(78,813)	(854,351)	(1,107,894)	(13,938,479)
Net Increase/(Decrease)	(38,856)	$ (414,885)	(33,617)	$ 1,728,132
Class S Shares:
Shares sold	3,008	$ 32,190	6,701	$ 87,320
Reinvested dividends and distributions	2,562	26,980	12,697	165,949
Shares repurchased	(4,067)	(44,867)	(13,564)	(164,647)
Net Increase/(Decrease)	1,503	$ 14,303	5,834	$ 88,622
Class T Shares:
Shares sold	128,518	$ 1,384,925	365,108	$ 4,932,414
Reinvested dividends and distributions	30,278	323,070	145,734	1,929,521
Shares repurchased	(282,055)	(3,065,956)	(425,998)	(5,741,037)
Net Increase/(Decrease)	(123,259)	$(1,357,961)	84,844	$ 1,120,898

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$33,025,499	$ 39,889,977	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

34	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

36	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage2

40	DECEMBER 31, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage3

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93022 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Jenna Barnard co-portfolio manager	Helen Anthony co-portfolio manager	John Pattullo co-portfolio manager

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.53%	2.14%
Class A Shares MOP	1.46%	2.04%
Class C Shares**	0.52%	1.38%
Class D Shares	1.96%	2.36%
Class I Shares	2.13%	2.41%
Class N Shares	2.27%	2.55%
Class S Shares	-3.33%	2.00%
Class T Shares	1.90%	2.29%
Weighted Average Maturity		8.6 Years
Average Effective Duration***		7.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.3%
AA	33.6%
A	6.5%
BBB	11.0%
BB	0.6%
B	0.2%
Not Rated	41.2%
Other	1.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	47.9%
Mortgage-Backed Securities	23.8%
Corporate Bonds	19.2%
Investment Companies	10.6%
United States Treasury Notes/Bonds	6.2%
Asset-Backed/Commercial Mortgage-Backed Securities	1.1%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(9.0)%
100.0%

Emerging markets comprised 12.2% of total net assets.

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.28%	-18.76%	-2.31%	-0.61%	0.66%	1.29%	0.96%
Class A Shares at MOP	-7.83%	-22.59%	-3.25%	-1.10%	0.25%
Class C Shares at NAV	-3.64%	-19.36%	-3.03%	-1.36%	-0.09%	2.14%	1.69%
Class C Shares at CDSC	-4.60%	-20.16%	-3.03%	-1.36%	-0.09%
Class D Shares	-3.18%	-18.59%	-2.09%	-0.43%	0.82%	0.93%	0.76%
Class I Shares	-3.15%	-18.56%	-2.04%	-0.37%	0.90%	0.83%	0.70%
Class N Shares	-3.10%	-18.50%	-1.97%	-0.29%	0.90%	0.72%	0.59%
Class S Shares	-3.35%	-18.90%	-2.47%	-0.71%	0.55%	6.35%	1.12%
Class T Shares	-3.21%	-18.58%	-2.20%	-0.52%	0.73%	1.02%	0.84%
Bloomberg Global Aggregate Bond Index	-2.71%	-16.25%	-1.66%	-0.44%	0.57%
Morningstar Quartile - Class I Shares	-	4th	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Bond Funds	-	161/202	90/186	74/173	46/160

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

2	DECEMBER 31, 2022

Janus Henderson Global Bond Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$967.20	$5.06	$1,000.00	$1,020.06	$5.19	1.02%
Class C Shares	$1,000.00	$963.60	$8.71	$1,000.00	$1,016.33	$8.94	1.76%
Class D Shares	$1,000.00	$968.20	$3.97	$1,000.00	$1,021.17	$4.08	0.80%
Class I Shares	$1,000.00	$968.50	$3.67	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$969.00	$3.13	$1,000.00	$1,022.03	$3.21	0.63%
Class S Shares	$1,000.00	$966.50	$5.70	$1,000.00	$1,019.41	$5.85	1.15%
Class T Shares	$1,000.00	$967.90	$4.32	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.1%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$113,257		$101,651
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	14,380		14,192
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 5.0223%, 12/5/59 (144A)‡	55,304		55,241
RMAC Securities No 1 2006-NS3X PLC,
SONIA Interest Rate Benchmark + 0.2693%, 3.1983%, 6/12/44‡	542,123	GBP	623,571
RMAC Securities No 1 2006-NS4X PLC,
SONIA Interest Rate Benchmark + 0.2893%, 3.2183%, 6/12/44‡	529,913	GBP	600,787
RMAC Securities No 1 PLC,
SONIA Interest Rate Benchmark + 0.2693%, 2.6306%, 6/12/44‡	155,364	GBP	177,942
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,736,768)			1,573,384
Corporate Bonds– 19.2%
Banking – 5.4%
American Express Co, 4.0500%, 5/3/29	467,000		444,699
Bank of America Corp, EURIBOR 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	427,615
BNP Paribas SA, 2.8750%, 2/24/29	400,000	GBP	410,865
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		339,087
Goldman Sachs Group Inc, 0.2500%, 1/26/28	544,000	EUR	476,961
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,000,996
ING Groep NV, EURIBOR 3 Month + 0.8500%, 1.2500%, 2/16/27‡	200,000	EUR	194,263
JPMorgan Chase & Co, EURIBOR 3 Month + 0.7600%, 1.0900%, 3/11/27‡	600,000	EUR	583,942
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	666,000		622,015
Morgan Stanley, SOFR + 0.9400%, 2.6300%, 2/18/26‡	1,200,000		1,126,786
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	200,000	GBP	202,671
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	246,699
Santander UK PLC, 3.8750%, 10/15/29	400,000	GBP	444,867
Stichting AK Rabobank Certificaten, 6.5000%‡,µ	311,375	EUR	319,533
UBS AG/London, 0.0100%, 3/31/26	500,000	EUR	473,339
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	756,000		667,237
			7,981,575
Basic Industry – 0.2%
Alpek SAB de CV, 3.2500%, 2/25/31 (144A)	342,000		284,972
Capital Goods – 0.1%
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		176,483
Communications – 2.1%
AT&T Inc, 3.8500%, 6/1/60	574,000		398,219
Cellnex Finance Co SA, 1.2500%, 1/15/29	700,000	EUR	599,044
Crown Castle International Corp, 2.2500%, 1/15/31	470,000		377,049
Netflix Inc, 4.6250%, 5/15/29	839,000	EUR	878,745
Prosus NV, 3.0610%, 7/13/31	350,000		269,878
Verizon Communications Inc, 3.0000%, 3/22/27#	289,000		268,536
Walt Disney Co, 2.6500%, 1/13/31	441,000		376,422
			3,167,893
Consumer Cyclical – 0.9%
Alibaba Group Holding Ltd, 2.1250%, 2/9/31#	334,000		265,922
Amazon.com Inc, 2.7000%, 6/3/60	606,000		365,014
Dollar General Corp, 3.5000%, 4/3/30	211,000		189,825
Rentokil Initial Finance Ltd, 3.8750%, 6/27/27	447,000	EUR	473,385
			1,294,146
Consumer Non-Cyclical – 3.2%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		890,050
Amgen Inc, 3.0000%, 2/22/29	771,000		682,722
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		659,149
HCA Inc, 3.5000%, 9/1/30	728,000		627,883
Kraft Heinz Foods Co, 4.8750%, 10/1/49	361,000		313,363
Mars Inc, 4.1250%, 4/1/54 (144A)	290,000		233,389
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		161,793

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
PepsiCo Inc, 3.2000%, 7/22/29	370,000	GBP	$410,781
Sysco Corp, 5.9500%, 4/1/30	$136,000		140,754
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	251,000	EUR	190,561
Zoetis Inc, 3.9000%, 8/20/28	399,000		379,004
			4,689,449
Electric – 0.6%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		146,438
Ameren Corp, 3.5000%, 1/15/31	195,000		172,460
Berkshire Hathaway Energy Co, 3.7000%, 7/15/30	171,000		155,794
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	415,057
			889,749
Electrical Equipment – 0.3%
Signify NV, 2.3750%, 5/11/27	467,000	EUR	470,085
Finance Companies – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.3000%, 1/30/32	656,000		512,835
Financial Institutions – 0.1%
CPI Property Group SA, 2.7500%, 5/12/26	215,000	EUR	180,281
Government Sponsored – 0.8%
China Development Bank, 3.3400%, 7/14/25	6,540,000	CNY	966,570
SA Global Sukuk Ltd, 2.6940%, 6/17/31 (144A)	310,000		264,607
			1,231,177
Insurance – 1.4%
Anthem Inc, 2.2500%, 5/15/30	462,000		382,187
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	138,717
Centene Corp, 2.4500%, 7/15/28	657,000		554,541
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	572,000		459,752
New York Life Global Funding, 0.7500%, 12/14/28	452,000	GBP	433,248
PacifiCorp, 3.3000%, 3/15/51	222,000		159,421
			2,127,866
Real Estate Investment Trusts (REITs) – 0.1%
Agree LP, 2.9000%, 10/1/30	176,000		142,874
Technology – 3.6%
Apple Inc, 2.3750%, 2/8/41	1,109,000		783,731
Apple Inc, 2.6500%, 5/11/50	584,000		386,377
Equinix Inc, 2.1500%, 7/15/30	892,000		709,621
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	394,818
Global Payments Inc, 2.9000%, 5/15/30	613,000		502,272
Lenovo Group Ltd, 3.4210%, 11/2/30	541,000		429,014
Oracle Corp, 2.9500%, 4/1/30	449,000		382,818
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		247,272
Sage Group PLC/The, 1.6250%, 2/25/31	500,000	GBP	450,173
SK Hynix Inc, 2.3750%, 1/19/31	463,000		339,455
VMware Inc, 4.6500%, 5/15/27	696,000		673,667
			5,299,218
Total Corporate Bonds (cost $33,594,103)			28,448,603
Foreign Government Bonds– 47.9%
Australia Government Bond, 1.2500%, 5/21/32	1,280,000	AUD	683,312
Australia Government Bond, 1.7500%, 6/21/51	789,000	AUD	311,238
Canadian Government Bond, 2.2500%, 6/1/29	2,178,000	CAD	1,514,481
Canadian Government Bond, 1.5000%, 12/1/31	1,703,000	CAD	1,082,810
China Government Bond, 2.5600%, 10/21/23	35,610,000	CNY	5,134,159
China Government Bond, 3.2900%, 5/23/29	22,910,000	CNY	3,407,233
China Government Bond, 2.6800%, 5/21/30	33,330,000	CNY	4,729,646
China Government Bond, 3.8600%, 7/22/49	7,640,000	CNY	1,213,572
European Union, 0%, 10/4/30	2,492,000	EUR	2,114,893
European Union, 0%, 7/4/31	1,773,681	EUR	1,468,363
European Union, 0.1000%, 10/4/40	1,043,000	EUR	642,672

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Foreign Government Bonds– (continued)
Federal Republic of Germany Bond, 0%, 8/15/29	632,741	EUR	$576,621
Federal Republic of Germany Bond, 0%, 2/15/32	882,805	EUR	755,736
Federal Republic of Germany Bond, 1.7000%, 8/15/32	3,140,103	EUR	3,132,978
French Republic Government Bond OAT, 0%, 11/25/30	2,836,621	EUR	2,423,144
French Republic Government Bond OAT, 0%, 5/25/32	2,183,038	EUR	1,768,076
French Republic Government Bond OAT, 4.0000%, 4/25/60	190,489	EUR	236,984
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	592,000	EUR	632,089
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	2,970,913
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	734,000	EUR	646,134
Japan Government Forty Year Bond, 0.8000%, 3/20/58	25,000,000	JPY	148,773
Japan Government Ten Year Bond, 0.4000%, 6/20/25	513,850,000	JPY	3,948,837
Japan Government Ten Year Bond, 0.1000%, 6/20/29	735,850,000	JPY	5,504,575
Japan Government Ten Year Bond, 0.1000%, 6/20/31	448,900,000	JPY	3,305,344
Japan Government Ten Year Bond, 0.2000%, 9/20/32	634,900,000	JPY	4,736,590
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	526,255
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	197,100,000	JPY	1,252,506
Kingdom of Belgium Government Bond, 1.0000%, 6/22/26 (144A)	3,992,096	EUR	4,036,849
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	1,008,352	EUR	837,533
Mexican Bonos, 8.0000%, 11/7/47	11,750,000	MXN	537,704
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	3,948,844
Spain Government Bond, 1.2500%, 10/31/30 (144A)	1,272,000	EUR	1,168,568
United Kingdom Gilt, 1.2500%, 7/22/27	637,985	GBP	694,663
United Kingdom Gilt, 1.6250%, 10/22/28	3,393,666	GBP	3,683,752
United Kingdom Gilt, 4.2500%, 6/7/32	110,000	GBP	139,102
United Kingdom Gilt, 1.5000%, 7/22/47	1,448,656	GBP	1,067,713
Total Foreign Government Bonds (cost $80,433,245)			70,982,662
Mortgage-Backed Securities– 23.8%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	$495,954		441,232
2.5000%, TBA, 30 Year Maturity	18,453		15,608
3.0000%, TBA, 30 Year Maturity	40,603		35,603
3.5000%, TBA, 30 Year Maturity	3,552,196		3,224,509
4.0000%, TBA, 30 Year Maturity	4,289,873		4,021,224
4.5000%, TBA, 30 Year Maturity	5,963,038		5,739,746
5.0000%, TBA, 30 Year Maturity	1,623,320		1,599,105
			15,077,027
Fannie Mae Pool:
2.5000%, 11/1/34	206,585		190,146
4.5000%, 11/1/42	15,147		14,993
3.0000%, 1/1/43	6,903		6,252
4.5000%, 10/1/44	34,597		34,515
4.5000%, 3/1/45	52,959		52,834
4.5000%, 6/1/45	26,777		26,484
4.5000%, 2/1/46	52,302		51,769
3.0000%, 3/1/46	1,136,622		1,020,148
3.0000%, 2/1/47	1,738,678		1,574,539
4.5000%, 6/1/48	67,007		65,605
4.0000%, 10/1/48	34,851		33,443
4.0000%, 6/1/49	14,063		13,376
4.5000%, 6/1/49	6,308		6,170
4.5000%, 8/1/49	8,649		8,460
3.0000%, 9/1/49	2,259		2,039
4.0000%, 11/1/49	226,946		216,331
4.0000%, 11/1/49	20,043		19,201
3.5000%, 12/1/49	572,612		529,452
4.5000%, 1/1/50	179,628		175,871
4.5000%, 1/1/50	12,114		11,849
4.0000%, 3/1/50	328,085		314,835
4.0000%, 3/1/50	177,980		169,656
4.0000%, 3/1/50	67,915		64,739

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 9/1/50	$351,082	$333,942
4.0000%, 10/1/50	361,048	345,882
4.5000%, 10/1/50	222,327	217,677
4.0000%, 3/1/51	1,729,487	1,645,054
4.0000%, 3/1/51	18,060	17,178
4.0000%, 3/1/51	8,803	8,391
3.0000%, 12/1/51	86,415	76,723
3.5000%, 4/1/52	127,430	117,473
4.0000%, 4/1/52	138,732	131,680
4.5000%, 4/1/52	26,156	25,198
4.5000%, 4/1/52	20,129	19,393
4.5000%, 4/1/52	11,546	11,123
4.5000%, 4/1/52	10,478	10,095
4.5000%, 4/1/52	9,165	8,829
4.5000%, 4/1/52	5,901	5,680
3.5000%, 5/1/52	153,552	141,112
4.5000%, 5/1/52	31,934	30,766
3.5000%, 6/1/52	308,132	284,300
4.0000%, 6/1/52	108,909	102,177
4.0000%, 6/1/52	29,180	27,376
3.5000%, 7/1/52	28,049	25,871
4.0000%, 7/1/52	46,552	43,674
4.5000%, 7/1/52	136,826	131,896
3.5000%, 8/1/52	136,874	125,699
3.5000%, 8/1/52	50,684	46,661
4.5000%, 8/1/52	527,753	508,738
5.5000%, 9/1/52	647,384	651,725
5.5000%, 10/1/52	1,411,944	1,437,697
5.0000%, 11/1/52	229,743	229,282
4.5000%, 12/1/52	139,244	134,712
3.0000%, 2/1/57	25,898	23,068
		11,521,779
Freddie Mac Pool:
3.0000%, 5/1/31	190,765	180,733
3.0000%, 9/1/32	983	931
3.0000%, 10/1/32	1,433	1,357
3.0000%, 12/1/32	208,242	195,211
2.5000%, 4/1/33	220,205	204,867
2.5000%, 11/1/34	210,028	193,312
3.0000%, 6/1/43	251	224
4.5000%, 5/1/44	23,694	23,435
4.5000%, 7/1/48	14,508	14,204
4.0000%, 12/1/48	116,144	110,712
4.5000%, 6/1/49	6,301	6,163
4.5000%, 7/1/49	55,867	54,645
4.5000%, 7/1/49	9,589	9,379
4.5000%, 8/1/49	48,954	47,883
3.0000%, 11/1/49	3,074,550	2,756,107
3.0000%, 12/1/49	44,326	39,357
3.0000%, 12/1/49	3,927	3,487
4.5000%, 1/1/50	33,285	32,557
4.5000%, 1/1/50	9,425	9,219
4.0000%, 6/1/50	183,413	176,294
4.5000%, 9/1/50	336,918	329,870
4.0000%, 10/1/50	33,610	31,969
2.5000%, 6/1/51	37,251	31,995
4.5000%, 3/1/52	4,965	4,783
3.5000%, 7/1/52	1,112,641	1,022,154
4.0000%, 7/1/52	104,635	98,168

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.0000%, 8/1/52	$119,245	$111,926
4.5000%, 8/1/52	1,176,583	1,134,207
4.5000%, 8/1/52	500,635	483,507
4.5000%, 8/1/52	255,686	246,477
5.5000%, 9/1/52	171,391	173,773
		7,728,906
Ginnie Mae II Pool:
4.0000%, 5/20/48	268,488	257,178
4.0000%, 6/20/48	626,467	600,075
		857,253
Total Mortgage-Backed Securities (cost $36,905,790)		35,184,965
United States Treasury Notes/Bonds– 6.2%
4.5000%, 11/30/24	2,982,000	2,982,116
2.8750%, 5/15/32	2,082,000	1,918,693
1.3750%, 11/15/40	1,504,100	977,841
3.3750%, 5/15/44	870,300	767,394
3.3750%, 11/15/48	812,000	716,273
3.0000%, 2/15/49	901,900	742,729
2.2500%, 2/15/52	1,647,000	1,145,308
Total United States Treasury Notes/Bonds (cost $10,043,483)		9,250,354
Investment Companies– 10.6%
Money Markets – 10.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $15,723,565)	15,723,056	15,726,201
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	241,800	241,800
Time Deposits – 0%
Royal Bank of Canada, 4.3100%, 1/3/23	$60,450	60,450
Total Investments Purchased with Cash Collateral from Securities Lending (cost $302,250)		302,250
Total Investments (total cost $178,739,204) – 109.0%		161,468,419
Liabilities, net of Cash, Receivables and Other Assets – (9.0)%		(13,278,576)
Net Assets – 100%		$148,189,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$78,968,857	48.9%
Japan	19,613,441	12.1
China	16,415,994	10.2
United Kingdom	10,121,521	6.3
Canada	6,546,135	4.1
France	5,178,156	3.2
Belgium	4,874,382	3.0
Germany	4,465,335	2.8
Italy	4,249,136	2.6
Supranational	4,225,928	2.6
Spain	2,182,669	1.4
Australia	1,049,791	0.6
Netherlands	983,881	0.6
Mexico	822,676	0.5
Ireland	512,835	0.3
Switzerland	473,339	0.3
South Korea	339,455	0.2
Saudi Arabia	264,607	0.2
Czech Republic	180,281	0.1

Total	$161,468,419	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 10.6%
Money Markets - 10.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$345,796	$74	$1,626	$15,726,201
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	417∆	-	-	241,800
Total Affiliated Investments - 10.8%	$346,213	$74	$1,626	$15,968,001

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 10.6%
Money Markets - 10.6%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	15,281,571	91,130,304	(90,687,374)	15,726,201
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	209,374	1,823,548	(1,791,122)	241,800

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Canadian Dollar	1/18/23	(243,200)	$179,000	$(661)
Japanese Yen	1/18/23	1,351,927,513	(9,604,098)	721,252
Korean Won	1/18/23	4,670,984,500	(3,263,000)	433,355

				1,153,946
Barclays Capital, Inc.:
Euro	1/18/23	4,245,169	(4,493,568)	55,241
Euro	1/18/23	(6,281,721)	6,605,909	(125,119)
Hungary Forint	1/18/23	9,373,525	(21,565)	3,495
Singapore Dollar	1/18/23	(382,792)	284,000	(1,948)
Swiss Franc	1/18/23	824,996	(831,207)	63,006

				(5,325)
BNP Paribas:
Israeli Shekel	1/18/23	(1,871,636)	548,000	14,303
Singapore Dollar	1/18/23	2,305,596	(1,619,949)	102,346
Singapore Dollar	1/18/23	(216,351)	158,000	(3,616)

				113,033
Citibank, National Association:
Australian Dollar	1/18/23	2,444,314	(1,541,788)	123,223
Australian Dollar	1/18/23	157,169	(107,302)	(241)
Canadian Dollar	1/18/23	5,484,982	(4,044,154)	7,796
Indonesian Rupiah	1/18/23	74,451,000,000	(4,768,221)	5,762
Indonesian Rupiah	1/18/23	(64,109,040,000)	4,080,000	(30,831)
Japanese Yen	1/18/23	14,994,562	(109,162)	5,359
Japanese Yen	1/18/23	(1,973,139,117)	13,609,962	(1,459,893)
Korean Won	1/18/23	(2,240,900,050)	1,569,346	(203,976)
Norwegian Krone	1/18/23	1,460,983	(138,295)	11,134

				(1,541,667)
HSBC Securities (USA), Inc.:
British Pound	1/18/23	2,265,073	(2,669,231)	69,797
British Pound	1/18/23	(176,005)	216,000	3,167
British Pound	1/18/23	(1,063,959)	1,239,205	(47,381)
Canadian Dollar	1/18/23	(8,497,237)	6,179,159	(98,050)
Chinese Renminbi	1/18/23	36,040,000	(5,100,192)	115,893
Chinese Renminbi	1/18/23	(52,066,428)	7,237,481	(298,117)
Danish Krone	1/18/23	(206,000)	27,332	(2,367)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Euro	1/18/23	7,375,007	$(7,631,399)	271,112
Euro	1/18/23	(1,531,527)	1,609,600	(31,473)
Israeli Shekel	1/18/23	2,600,000	(741,014)	377
Japanese Yen	1/18/23	696,766,752	(4,707,806)	613,752
Japanese Yen	1/18/23	(298,367,029)	2,163,000	(115,779)
New Zealand Dollar	1/18/23	2,000	(1,136)	133
Polish Zloty	1/18/23	1,221,400	(245,211)	33,966
Swedish Krona	1/18/23	8,754,000	(789,259)	51,045

				566,075
JPMorgan Chase Bank, National Association:
British Pound	1/18/23	(4,072,032)	4,594,594	(329,485)
Canadian Dollar	1/18/23	918,302	(682,972)	(4,591)
Euro	1/18/23	400,350	(408,783)	20,203
Euro	1/18/23	(511,003)	530,000	(17,553)
Japanese Yen	1/18/23	235,924,256	(1,703,458)	98,414
Korean Won	1/18/23	(209,492,200)	158,000	(7,780)
Mexican Peso	1/18/23	6,059,146	(296,266)	13,744

				(227,048)
Morgan Stanley & Co:
British Pound	1/18/23	510,635	(594,000)	23,482
British Pound	1/18/23	(752,625)	896,000	(14,108)
Canadian Dollar	1/18/23	(481,229)	363,000	7,499
Canadian Dollar	1/18/23	(535,269)	390,600	(4,822)
Euro	1/18/23	(1,286,512)	1,347,090	(31,441)
Japanese Yen	1/18/23	(179,791,798)	1,275,000	(98,160)
New Zealand Dollar	1/18/23	(384,523)	237,000	(7,113)
Polish Zloty	1/18/23	1,771,571	(358,000)	46,930
Swedish Krona	1/18/23	(2,956,917)	284,000	163
Swiss Franc	1/18/23	(137,456)	149,000	12

				(77,558)
Total				$(18,544)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10-Year Australian Bond	38	3/15/23	$2,992,278	$(173,981)
5 Year US Treasury Note	126	4/5/23	13,599,141	(194,581)
Euro-BTP	11	3/10/23	1,282,344	(90,672)
Long Gilt	21	3/31/23	2,535,717	(139,801)
Ultra 10-Year Treasury Note	15	3/31/23	1,774,219	(17,813)
Ultra Long Term US Treasury Bond	13	3/31/23	1,746,063	(44,673)
Total				$(661,521)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
STIBOR 3M	3.2045% Fixed Rate	Quarterly	10/21/32	33,100,000	SEK	$750	$28,627	$29,377

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$2,915,961	$ -	$2,915,961
*Swaps - centrally cleared		28,627	$ 28,627

Total Asset Derivatives	$2,915,961	$ 28,627	$2,944,588
Liability Derivatives:
Forward foreign currency exchange contracts	$2,934,505	$ -	$2,934,505
*Futures contracts		661,521	$ 661,521

Total Liability Derivatives	$2,934,505	$ 661,521	$3,596,026

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts			$ (214,200)	$ (214,200)
Forward foreign currency exchange contracts		273,339		$ 273,339
Swap contracts	(1,325,062)		(1,312,665)	$(2,637,727)

Total	$(1,325,062)	$273,339	$ (1,526,865)	$(2,578,588)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts			$ (669,366)	$ (669,366)
Forward foreign currency exchange contracts		(70,673)		$ (70,673)
Swap contracts	1,491,633		979,016	$ 2,470,649

Total	$ 1,491,633	$ (70,673)	$ 309,650	$ 1,730,610

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Credit default swaps:
Average notional amount - sell protection	$ 2,100,000
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	43,415,451
Average amounts sold - in USD	45,843,309
Futures contracts:
Average notional amount of contracts - long	12,160,777
Average notional amount of contracts - short	19,774,772
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	2,424,700,811
Average notional amount - receive fixed rate/pay floating rate	4,911,484,903

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$1,154,607	$(661)	$—	$1,153,946
Barclays Capital, Inc.	121,742	(121,742)	—	—
BNP Paribas	116,649	(3,616)	—	113,033
Citibank, National Association	153,274	(153,274)	—	—
HSBC Securities (USA), Inc.	1,159,242	(593,167)	—	566,075
JPMorgan Chase Bank, National Association	424,324	(132,361)	(291,963)	—
Morgan Stanley & Co	78,086	(78,086)	—	—

Total	$3,207,924	$(1,082,907)	$(291,963)	$1,833,054
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$661	$(661)	$—	$—
Barclays Capital, Inc.	127,067	(121,742)	—	5,325
BNP Paribas	3,616	(3,616)	—	—
Citibank, National Association	1,694,941	(153,274)	—	1,541,667
HSBC Securities (USA), Inc.	593,167	(593,167)	—	—
JPMorgan Chase Bank, National Association	359,409	(132,361)	—	227,048
Morgan Stanley & Co	155,644	(78,086)	—	77,558

Total	$2,934,505	$(1,082,907)	$—	$1,851,598
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
STIBOR	Stockholm Interbank Offered Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $11,589,371, which represents 7.8% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,573,384	$-
Corporate Bonds	-	28,448,603	-
Foreign Government Bonds	-	70,982,662	-
Mortgage-Backed Securities	-	35,184,965	-
United States Treasury Notes/Bonds	-	9,250,354	-
Investment Companies	-	15,726,201	-
Investments Purchased with Cash Collateral from Securities Lending	-	302,250	-
Total Investments in Securities	$-	$161,468,419	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,915,961	-
Centrally Cleared Swaps	-	28,627	-
Total Assets	$-	$164,413,007	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,934,505	$-
Futures Contracts	661,521	-	-
Total Liabilities	$661,521	$2,934,505	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $162,773,839)(1)	$145,500,418
Affiliated investments, at value (cost $15,965,365)	15,968,001
Deposits with brokers for centrally cleared derivatives	352,393
Deposits with brokers for futures	815,000
Forward foreign currency exchange contracts	2,915,961
Variation margin receivable on futures contracts	2,792
Trustees' deferred compensation	4,809
Receivables:
Investments sold	1,699,004
Interest	656,564
Dividends from affiliates	71,748
Fund shares sold	8,083
Foreign tax reclaims	268
Other assets	2,044
Total Assets	167,997,085
Liabilities:
Due to custodian	238,078
Due to broker	203,048
Foreign cash due to custodian (cost $149)	149
Collateral for securities loaned (Note 3)	302,250
Forward foreign currency exchange contracts	2,934,505
Variation margin payable on futures contracts	37,215
Variation margin payable on centrally cleared swaps	6,613
Payables:	—
TBA investments purchased	15,350,676
Fund shares repurchased	328,893
Investments purchased	207,189
Advisory fees	44,997
Professional fees	33,339
Transfer agent fees and expenses	12,177
Trustees' deferred compensation fees	4,809
Dividends	1,769
12b-1 Distribution and shareholder servicing fees	734
Affiliated fund administration fees payable	347
Trustees' fees and expenses	280
Custodian fees	206
Accrued expenses and other payables	99,968
Total Liabilities	19,807,242
Net Assets	$148,189,843

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$196,940,646
Total distributable earnings (loss)	(48,750,803)
Total Net Assets	$148,189,843
Net Assets - Class A Shares	$972,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,161
Net Asset Value Per Share(2)	$7.77
Maximum Offering Price Per Share(3)	$8.16
Net Assets - Class C Shares	$581,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,778
Net Asset Value Per Share(2)	$7.77
Net Assets - Class D Shares	$11,706,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,508,749
Net Asset Value Per Share	$7.76
Net Assets - Class I Shares	$23,085,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,975,073
Net Asset Value Per Share	$7.76
Net Assets - Class N Shares	$108,992,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,056,090
Net Asset Value Per Share	$7.75
Net Assets - Class S Shares	$62,417
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,043
Net Asset Value Per Share	$7.76
Net Assets - Class T Shares	$2,789,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359,648
Net Asset Value Per Share	$7.76

(1) Includes $291,963 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$1,809,779
Dividends from affiliates	345,796
Affiliated securities lending income, net	417
Unaffiliated securities lending income, net	129
Other income	31,859
Total Investment Income	2,187,980
Expenses:
Advisory fees	524,515
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,242
Class C Shares	3,047
Class S Shares	79
Transfer agent administrative fees and expenses:
Class D Shares	7,326
Class S Shares	79
Class T Shares	3,918
Transfer agent networking and omnibus fees:
Class A Shares	646
Class C Shares	316
Class I Shares	20,838
Other transfer agent fees and expenses:
Class A Shares	44
Class C Shares	23
Class D Shares	3,319
Class I Shares	1,136
Class N Shares	2,413
Class S Shares	7
Class T Shares	31
Registration fees	69,929
Non-affiliated fund administration fees	39,984
Professional fees	31,872
Custodian fees	17,974
Shareholder reports expense	7,577
Trustees’ fees and expenses	2,700
Affiliated fund administration fees	2,185
Other expenses	31,653
Total Expenses	772,853
Less: Excess Expense Reimbursement and Waivers	(182,849)
Net Expenses	590,004
Net Investment Income/(Loss)	1,597,976

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $2,919)	$(18,463,616)
Investments in affiliates	74
Forward foreign currency exchange contracts	273,339
Futures contracts	(214,200)
Swap contracts	(2,637,727)
Total Net Realized Gain/(Loss) on Investments	(21,042,130)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	11,498,870
Investments in affiliates	1,626
Forward foreign currency exchange contracts	(70,673)
Futures contracts	(669,366)
Swap contracts	2,470,649
Total Change in Unrealized Net Appreciation/Depreciation	13,231,106
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,213,048)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,597,976	$3,055,658
Net realized gain/(loss) on investments	(21,042,130)	(10,135,715)
Change in unrealized net appreciation/depreciation	13,231,106	(36,670,088)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,213,048)	(43,750,145)
Dividends and Distributions to Shareholders:
Class A Shares	(8,073)	(17,293)
Class C Shares	(2,652)	(3,826)
Class D Shares	(112,937)	(215,160)
Class I Shares	(378,949)	(879,318)
Class N Shares	(1,160,656)	(2,258,673)
Class S Shares	(464)	(721)
Class T Shares	(27,447)	(72,893)
Total Dividends and Distributions to Shareholders	(1,691,178)	(3,447,884)
Return of Capital on Dividends and Distributions
Class A Shares	—	(15,492)
Class C Shares	—	(10,473)
Class D Shares	—	(175,561)
Class I Shares	—	(646,244)
Class N Shares	—	(1,625,326)
Class S Shares	—	(627)
Class T Shares	—	(65,738)
Total Return of Capital Dividends and Distributions	—	(2,539,461)
Net Decrease from Dividends and Distributions to Shareholders	(1,691,178)	(5,987,345)
Capital Share Transactions:
Class A Shares	(17,089)	(376,736)
Class C Shares	(101,782)	(344,153)
Class D Shares	(706,552)	(3,521,286)
Class I Shares	(22,732,341)	(6,350,092)
Class N Shares	(7,821,176)	9,281,127
Class S Shares	1,751	58,281
Class T Shares	(474,935)	(4,967,490)
Net Increase/(Decrease) from Capital Share Transactions	(31,852,124)	(6,220,349)
Net Increase/(Decrease) in Net Assets	(39,756,350)	(55,957,839)
Net Assets:
Beginning of period	187,946,193	243,904,032
End of period	$148,189,843	$187,946,193

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.10	$10.07	$10.10	$9.63	$9.40	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.09	0.11	0.12	0.14	0.23
Net realized and unrealized gain/(loss)	(0.33)	(1.85)	0.22	0.47	0.23	(0.14)
Total from Investment Operations	(0.27)	(1.76)	0.33	0.59	0.37	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.11)	(0.13)	(0.12)	(0.09)	—
Distributions (from capital gains)	—	(0.05)	(0.23)	—	—	—
Return of capital	—	(0.05)	—	—	(0.05)	(0.23)
Total Dividends and Distributions	(0.06)	(0.21)	(0.36)	(0.12)	(0.14)	(0.23)
Net Asset Value, End of Period	$7.77	$8.10	$10.07	$10.10	$9.63	$9.40
Total Return*	(3.28)%	(17.77)%	3.10%	6.20%	3.96%	0.92%
Net Assets, End of Period (in thousands)	$972	$1,040	$1,693	$1,530	$1,364	$2,230
Average Net Assets for the Period (in thousands)	$991	$1,452	$1,848	$1,532	$1,522	$2,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.29%	1.25%	1.29%	1.33%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.96%	0.94%	0.95%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	1.51%	0.96%	1.04%	1.21%	1.49%	2.39%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.10	$10.06	$10.11	$9.64	$9.41	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.02	0.03	0.04	0.07	0.16
Net realized and unrealized gain/(loss)	(0.32)	(1.85)	0.20	0.48	0.23	(0.13)
Total from Investment Operations	(0.29)	(1.83)	0.23	0.52	0.30	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.03)	(0.05)	(0.05)	(0.05)	—
Distributions (from capital gains)	—	(0.08)	(0.23)	—	—	—
Return of capital	—	(0.02)	—	—	(0.02)	(0.16)
Total Dividends and Distributions	(0.04)	(0.13)	(0.28)	(0.05)	(0.07)	(0.16)
Net Asset Value, End of Period	$7.77	$8.10	$10.06	$10.11	$9.64	$9.41
Total Return*	(3.64)%	(18.31)%	2.15%	5.41%	3.19%	0.33%
Net Assets, End of Period (in thousands)	$581	$710	$1,243	$1,491	$1,646	$2,422
Average Net Assets for the Period (in thousands)	$599	$982	$1,489	$1,525	$1,849	$2,908
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.46%	2.14%	2.01%	2.03%	2.04%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.71%	1.67%	1.69%	1.71%	1.65%
Ratio of Net Investment Income/(Loss)	0.77%	0.21%	0.30%	0.46%	0.74%	1.68%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.09	$10.06	$10.09	$9.62	$9.39	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.11	0.13	0.13	0.16	0.25
Net realized and unrealized gain/(loss)	(0.33)	(1.85)	0.22	0.48	0.23	(0.14)
Total from Investment Operations	(0.26)	(1.74)	0.35	0.61	0.39	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.15)	(0.14)	(0.11)	—
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—	—
Return of capital	—	(0.06)	—	—	(0.05)	(0.25)
Total Dividends and Distributions	(0.07)	(0.23)	(0.38)	(0.14)	(0.16)	(0.25)
Net Asset Value, End of Period	$7.76	$8.09	$10.06	$10.09	$9.62	$9.39
Total Return*	(3.18)%	(17.62)%	3.32%	6.43%	4.18%	1.12%
Net Assets, End of Period (in thousands)	$11,707	$12,971	$19,754	$18,928	$10,293	$12,026
Average Net Assets for the Period (in thousands)	$12,195	$16,457	$21,961	$13,105	$10,705	$11,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	0.93%	0.92%	0.93%	1.00%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.75%	0.73%	0.74%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	1.73%	1.17%	1.24%	1.37%	1.68%	2.55%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.09	$10.08	$10.09	$9.62	$9.39	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.12	0.14	0.14	0.16	0.25
Net realized and unrealized gain/(loss)	(0.33)	(1.88)	0.23	0.48	0.23	(0.13)
Total from Investment Operations	(0.26)	(1.76)	0.37	0.62	0.39	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.15)	(0.15)	(0.11)	—
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—	—
Return of capital	—	(0.06)	—	—	(0.05)	(0.26)
Total Dividends and Distributions	(0.07)	(0.23)	(0.38)	(0.15)	(0.16)	(0.26)
Net Asset Value, End of Period	$7.76	$8.09	$10.08	$10.09	$9.62	$9.39
Total Return*	(3.15)%	(17.74)%	3.55%	6.47%	4.24%	1.17%
Net Assets, End of Period (in thousands)	$23,086	$47,991	$66,581	$29,927	$22,953	$25,421
Average Net Assets for the Period (in thousands)	$40,155	$60,579	$40,487	$21,968	$22,886	$31,326
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.83%	0.85%	0.85%	0.88%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.71%	0.70%	0.70%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	1.76%	1.22%	1.33%	1.45%	1.74%	2.62%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.08	$10.05	$10.09	$9.61	$9.39	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.13	0.14	0.15	0.17	0.26
Net realized and unrealized gain/(loss)	(0.32)	(1.86)	0.21	0.49	0.22	(0.13)
Total from Investment Operations	(0.25)	(1.73)	0.35	0.64	0.39	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.14)	(0.16)	(0.16)	(0.11)	—
Distributions (from capital gains)	—	(0.03)	(0.23)	—	—	—
Return of capital	—	(0.07)	—	—	(0.06)	(0.26)
Total Dividends and Distributions	(0.08)	(0.24)	(0.39)	(0.16)	(0.17)	(0.26)
Net Asset Value, End of Period	$7.75	$8.08	$10.05	$10.09	$9.61	$9.39
Total Return*	(3.10)%	(17.51)%	3.36%	6.69%	4.23%	1.38%
Net Assets, End of Period (in thousands)	$108,992	$121,761	$145,333	$158,474	$166,397	$183,605
Average Net Assets for the Period (in thousands)	$114,701	$152,358	$148,263	$161,595	$170,128	$186,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.72%	0.74%	0.74%	0.77%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	1.90%	1.34%	1.38%	1.55%	1.83%	2.72%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.09	$10.00	$10.10	$9.64	$9.41	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.08	0.08	0.11	0.13	0.22
Net realized and unrealized gain/(loss)	(0.32)	(1.80)	0.16	0.46	0.23	(0.13)
Total from Investment Operations	(0.27)	(1.72)	0.24	0.57	0.36	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.09)	(0.11)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.06)	(0.23)	—	—	—
Return of capital	—	(0.04)	—	—	(0.04)	(0.22)
Total Dividends and Distributions	(0.06)	(0.19)	(0.34)	(0.11)	(0.13)	(0.22)
Net Asset Value, End of Period	$7.76	$8.09	$10.00	$10.10	$9.64	$9.41
Total Return*	(3.35)%	(17.44)%	2.19%	5.92%	3.93%	0.92%
Net Assets, End of Period (in thousands)	$62	$63	$20	$133	$319	$448
Average Net Assets for the Period (in thousands)	$62	$59	$41	$89	$375	$435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.26%	6.35%	8.61%	4.64%	2.01%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.13%	1.11%	1.10%	1.01%	1.05%
Ratio of Net Investment Income/(Loss)	1.39%	0.85%	0.77%	1.09%	1.43%	2.25%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.09	$9.91	$10.10	$9.63	$9.40	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.11	0.13	0.15	0.24
Net realized and unrealized gain/(loss)	(0.32)	(1.70)	0.07	0.47	0.23	(0.13)
Total from Investment Operations	(0.26)	(1.60)	0.18	0.60	0.38	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.12)	(0.14)	(0.13)	(0.10)	—
Distributions (from capital gains)	—	(0.04)	(0.23)	—	—	—
Return of capital	—	(0.06)	—	—	(0.05)	(0.24)
Total Dividends and Distributions	(0.07)	(0.22)	(0.37)	(0.13)	(0.15)	(0.24)
Net Asset Value, End of Period	$7.76	$8.09	$9.91	$10.10	$9.63	$9.40
Total Return*	(3.21)%	(16.43)%	1.56%	6.32%	4.09%	1.14%
Net Assets, End of Period (in thousands)	$2,789	$3,410	$9,280	$29,055	$5,048	$6,600
Average Net Assets for the Period (in thousands)	$3,084	$6,162	$33,807	$6,485	$5,509	$6,097
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.02%	1.00%	1.03%	1.07%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.83%	0.84%	0.85%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	1.65%	1.06%	1.10%	1.32%	1.60%	2.46%
Portfolio Turnover Rate	52%(2)	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

32	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

34	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

36	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Janus Investment Fund	37

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

38	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at December 31, 2022.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

Janus Investment Fund	39

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

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Notes to Financial Statements (unaudited)

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or

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Notes to Financial Statements (unaudited)

renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then

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Notes to Financial Statements (unaudited)

adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $291,963. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $302,250, resulting in the net amount due to the counterparty of $10,287.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.61% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of the Adviser. In this capacity, such employees of JCIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.
Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended December 31, 2022.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash

46	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	72
Class S Shares	-	-
Class T Shares	-	-

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(3,882,130)	$(3,288,248)	$ (7,170,378)

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 179,299,401	$ 837,975	$(18,668,957)	$ (17,830,982)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	68,516	$ 559,148	31,444	$ 306,412
Reinvested dividends and distributions	812	6,285	2,757	26,397
Shares repurchased	(72,535)	(582,522)	(73,970)	(709,545)
Net Increase/(Decrease)	(3,207)	$ (17,089)	(39,769)	$ (376,736)
Class C Shares:
Shares sold	5,063	$ 39,318	2,805	$ 28,398
Reinvested dividends and distributions	339	2,627	1,478	14,186
Shares repurchased	(18,262)	(143,727)	(40,167)	(386,737)
Net Increase/(Decrease)	(12,860)	$ (101,782)	(35,884)	$ (344,153)
Class D Shares:
Shares sold	68,453	$ 534,587	326,697	$ 3,123,232
Reinvested dividends and distributions	14,042	108,695	39,917	379,717
Shares repurchased	(177,108)	(1,349,834)	(727,791)	(7,024,235)
Net Increase/(Decrease)	(94,613)	$ (706,552)	(361,177)	$ (3,521,286)
Class I Shares:
Shares sold	321,198	$ 2,482,391	2,188,047	$20,332,011
Reinvested dividends and distributions	48,911	378,497	160,227	1,525,071
Shares repurchased	(3,327,798)	(25,593,229)	(3,019,679)	(28,207,174)
Net Increase/(Decrease)	(2,957,689)	$(22,732,341)	(671,405)	$ (6,350,092)
Class N Shares:
Shares sold	495,270	$ 3,838,971	3,887,539	$38,153,598
Reinvested dividends and distributions	150,160	1,160,656	410,058	3,883,999
Shares repurchased	(1,649,740)	(12,820,803)	(3,695,383)	(32,756,470)
Net Increase/(Decrease)	(1,004,310)	$ (7,821,176)	602,214	$ 9,281,127
Class S Shares:
Shares sold	187	$ 1,450	5,710	$ 57,300
Reinvested dividends and distributions	60	464	143	1,348
Shares repurchased	(21)	(163)	(39)	(367)
Net Increase/(Decrease)	226	$ 1,751	5,814	$ 58,281
Class T Shares:
Shares sold	11,980	$ 94,863	173,218	$ 1,554,038
Reinvested dividends and distributions	3,108	24,050	13,190	126,549
Shares repurchased	(77,122)	(593,848)	(700,718)	(6,648,077)
Net Increase/(Decrease)	(62,034)	$ (474,935)	(514,310)	$ (4,967,490)

48	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$45,567,387	$ 79,294,975	$ 30,916,032	$ 26,140,540

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

Janus Investment Fund	53

Janus Henderson Global Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	61

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

62	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson Global Bond Fund

Notes

NotesPage1

64	DECEMBER 31, 2022

Janus Henderson Global Bond Fund

Notes

NotesPage2

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93023 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

Vince Ahn co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2022		Class D Shares
Class D Shares		With Reimbursement	3.68%
Fiscal Year-to-Date	1.16%	Without Reimbursement	3.68%
1 Year	1.16%	Class T Shares
5 Year	0.87%	With Reimbursement	3.66%
10 Year	0.47%	Without Reimbursement	3.66%
Since Inception (February 14, 1995)	1.97%	Prospectus Expense Ratios
Class T Shares		Class D Shares
Fiscal Year-to-Date	1.15%	Total Annual Fund Operating Expenses‡	0.57%
1 Year	1.15%	Class T Shares
5 Year	0.86%	Total Annual Fund Operating Expenses‡	0.59%
10 Year	0.46%
Since Inception (February 14, 1995)	1.97%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class D Shares	$1,000.00	$1,011.60	$2.94	$1,000.00	$1,022.28	$2.96	0.58%
Class T Shares	$1,000.00	$1,011.50	$3.04	$1,000.00	$1,022.18	$3.06	0.60%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Principal Amounts		Value
U.S. Government Agency Notes– 45.3%
Federal Home Loan Bank Discount Notes:
3.7443%, 1/4/23	$10,545,000	$10,543,923
3.7520%, 1/6/23	6,000,000	5,998,159
4.4403%, 1/9/23	5,000,000	4,996,381
4.2917%, 1/11/23	6,000,000	5,994,400
3.9901%, 1/12/23	6,000,000	5,994,134
3.9646%, 1/13/23	6,000,000	5,993,523
3.9996%, 1/18/23	6,000,000	5,990,204
4.0913%, 1/25/23	6,000,000	5,985,315
4.1972%, 1/26/23	6,000,000	5,984,260
4.1088%, 1/27/23	5,000,000	4,986,596
4.1601%, 1/30/23	6,000,000	5,981,686
4.2075%, 2/1/23	5,000,000	4,983,427
4.2128%, 2/3/23	6,000,000	5,978,718
4.1647%, 2/8/23	12,000,000	11,951,136
4.2764%, 2/10/23	6,000,000	5,973,538
4.2046%, 2/13/23	5,000,000	4,976,602
4.3784%, 2/15/23	5,000,000	4,974,473
4.3636%, 2/17/23	5,000,000	4,973,377
4.4896%, 2/22/23	5,000,000	4,969,595
4.3482%, 2/24/23	6,000,000	5,963,225
4.4745%, 2/27/23	5,000,000	4,966,674
4.5397%, 3/1/23	6,000,000	5,957,971
4.4856%, 3/2/23	6,000,000	5,957,733
4.5546%, 3/6/23	6,000,000	5,954,152
4.5541%, 3/7/23	6,000,000	5,953,421
4.5031%, 3/10/23	10,000,000	9,919,574
4.6053%, 3/14/23	6,000,000	5,947,701
4.5557%, 3/15/23	5,000,000	4,956,261
4.5659%, 3/17/23	6,000,000	5,945,924
4.5147%, 3/22/23	6,000,000	5,942,869
Total U.S. Government Agency Notes (cost $184,694,952)		184,694,952
U.S. Treasury Debt– 9.5%
United States Treasury Bill, 4.5449%, 1/5/23	6,000,000	5,998,904
United States Treasury Bill, 4.3894%, 1/19/23	6,000,000	5,989,737
United States Treasury Bill, 4.9807%, 1/24/23	5,000,000	4,988,106
United States Treasury Bill, 4.6163%, 2/2/23	5,000,000	4,983,436
United States Treasury Bill, 4.6151%, 2/9/23	6,000,000	5,974,944
United States Treasury Bill, 4.5533%, 2/16/23	6,000,000	5,970,143
United States Treasury Bill, 4.5254%, 2/23/23	5,000,000	4,971,968
Total U.S. Treasury Debt (cost $38,877,238)		38,877,238
Variable Rate Demand Notes– 14.9%
6213 Montezuma LLC (LOC: FHLB of San Francisco), 4.3900%, 2/1/62	2,200,000	2,200,000
Alberta Street Development LLC (LOC: FHLB of San Francisco),
4.3900%, 3/1/61	2,000,000	2,000,000
Bryan W Kelley 2019 Irrevocable Insurance Trust (LOC: FHLB of Dallas),
4.3800%, 7/1/70	2,980,000	2,980,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB of Dallas),
4.3800%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments LP (LOC: FHLB of San Francisco), 4.3900%, 2/1/60	4,000,000	4,000,000
John H Smith Irrevocable Insurance Trust of 2017/The (LOC: FHLB of Dallas),
4.3800%, 2/1/41	5,820,000	5,820,000
Johnson Capital Management LLC (LOC: FHLB of Indianapolis), 4.4200%, 6/3/47	2,845,000	2,845,000
LML Trust (LOC: FHLB of Dallas), 4.3800%, 2/1/41	4,500,000	4,500,000
New Sawmill Ridge LLC (LOC: FHLB of Indianapolis), 4.3900%, 6/1/61	3,900,000	3,900,000
Olivetree Apartments LP (LOC: FHLB of San Francisco), 4.3900%, 6/2/59	10,000,000	10,000,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 4.3800%, 5/1/42	4,000,000	4,000,000
SMZ Holdings LLC (LOC: FHLB of Dallas), 4.3800%, 6/1/40	4,240,000	4,240,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Principal Amounts		Value
Variable Rate Demand Notes– (continued)
Ventana Housing LP (LOC: FHLB of San Francisco), 4.3900%, 6/1/60	$5,000,000	$5,000,000
Total Variable Rate Demand Notes (cost $60,485,000)		60,485,000
Repurchase Agreementsë– 30.4%
Goldman Sachs & Co., Joint repurchase agreement, 4.1300%, dated 12/30/22, maturing 1/3/23 to be repurchased at $15,006,883 collateralized by $15,557,514 in U.S. Government Agencies 3.0000% - 8.0000%, 12/1/25 - 12/1/52 with a value of $15,300,000	15,000,000	15,000,000
Goldman Sachs & Co., Joint repurchase agreement, 4.1500%, dated 12/30/22, maturing 1/3/23 to be repurchased at $20,009,222 collateralized by $20,858,015 in U.S. Government Agencies 3.5000% - 6.0000%, 3/1/27 - 12/20/52 with a value of $20,400,000	20,000,000	20,000,000
HSBC Securities (USA), Inc., Joint repurchase agreement, 4.2400%, dated 12/30/22, maturing 1/3/23 to be repurchased at $10,004,711 collateralized by $12,088,458 in U.S. Treasuries 0% - 3.8750%, 4/15/23 - 2/15/51 with a value of $10,200,000	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $20,009,467 collateralized by $22,883,396 in U.S. Treasuries 0% - 4.5000%, 4/25/23 - 8/15/51 with a value of $20,409,661	20,000,000	20,000,000
ING Financial Markets LLC, Joint repurchase agreement, 4.2700%, dated 12/30/22, maturing 1/3/23 to be repurchased at $10,004,744 collateralized by $10,904,020 in U.S. Government Agencies 2.0000% - 7.0000%, 9/1/28 - 9/1/57 with a value of $10,204,839	10,000,000	10,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $15,007,017 collateralized by $2,095,525 in U.S. Government Agencies 4.5000%, 11/20/44 - 10/1/52 and $15,035,420 in U.S. Treasuries 0% - 4.4324%, 1/19/23 - 8/15/29 with a value of $15,307,160	15,000,000	15,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $5,002,339 collateralized by $5,441,265 in U.S. Treasuries 0.7500% - 4.4334%, 7/31/23 - 2/15/29 with a value of $5,102,387	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2200%, dated 12/30/22, maturing 1/3/23 to be repurchased at $28,813,504 collateralized by $2,738,277 in U.S. Government Agencies 4.0000% - 6.9008%, 4/15/36 - 2/20/50 and $29,462,567 in U.S. Treasuries 0% - 3.6250%, 2/7/23 - 2/15/44 with a value of $29,389,775	28,800,000	28,800,000
Total Repurchase Agreements (cost $123,800,000)		123,800,000
Total Investments (total cost $407,857,190) – 100.1%		407,857,190
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(314,243)
Net Assets – 100%		$407,542,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co	$35,000,000	$—	$(35,000,000)	$—
HSBC Securities (USA), Inc	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	30,000,000	—	(30,000,000)	—
Royal Bank of Canada, NY Branch	48,800,000	—	(48,800,000)	—

Total	$123,800,000	$—	$(123,800,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2022.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$184,694,952	$-
U.S. Treasury Debt	-	38,877,238	-
Variable Rate Demand Notes	-	60,485,000	-
Repurchase Agreements	-	123,800,000	-
Total Assets	$-	$407,857,190	$-

6	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Assets:
Investments, at value (cost $284,057,190)	$284,057,190
Repurchase agreements, at value (cost $123,800,000)	123,800,000
Cash	143,623
Trustees' deferred compensation	13,166
Receivables:
Fund shares sold	1,127,159
Interest	279,964
Total Assets	409,421,102
Liabilities:
Payables:	—
Investments purchased	1,000,000
Fund shares repurchased	632,527
Administration services fees	133,319
Advisory fees	73,966
Professional fees	20,796
Trustees' deferred compensation fees	13,166
Dividends	3,915
Trustees' fees and expenses	466
Total Liabilities	1,878,155
Net Assets	$407,542,947
Net Assets Consist of:
Capital (par value and paid-in surplus)	$407,548,074
Total distributable earnings (loss)	(5,127)
Total Net Assets	$407,542,947
Net Assets - Class D Shares	$398,101,657
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,111,470
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$9,441,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,441,581
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$5,945,885
Other income	270
Total Investment Income	5,946,155
Expenses:
Advisory fees	420,046
Administration services fees:
Class D Shares	739,033
Class T Shares	17,997
Professional fees	20,218
Trustees’ fees and expenses	6,990
Other expenses	65
Total Expenses	1,204,349
Net Investment Income/(Loss)	4,741,806
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,741,806

See Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$4,741,806	$5,414
Net realized gain/(loss) on investments	—	12,305
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,741,806	17,719
Dividends and Distributions to Shareholders:
Class D Shares	(4,645,102)	(5,316)
Class T Shares	(108,942)	(100)
Net Decrease from Dividends and Distributions to Shareholders	(4,754,044)	(5,416)
Capital Share Transactions:
Class D Shares	(8,794,111)	63,765,200
Class T Shares	575,170	2,019,916
Net Increase/(Decrease) from Capital Share Transactions	(8,218,941)	65,785,116
Net Increase/(Decrease) in Net Assets	(8,231,179)	65,797,419
Net Assets:
Beginning of period	415,774,126	349,976,707
End of period	$407,542,947	$415,774,126

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	0.01	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Distributions (from capital gains)	—(2)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.16%	0.00%	0.00%	0.96%	1.71%	0.79%
Net Assets, End of Period (in thousands)	$398,102	$406,908	$343,130	$324,601	$202,580	$188,213
Average Net Assets for the Period (in thousands)	$402,994	$356,187	$344,963	$252,388	$197,526	$185,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.57%	0.63%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.25%	0.09%	0.49%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	2.28%	0.00%(3)	0.00%(3)	0.84%	1.70%	0.79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	0.01	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Distributions (from capital gains)	—(2)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.15%	0.00%	0.00%	0.94%	1.70%	0.76%
Net Assets, End of Period (in thousands)	$9,441	$8,866	$6,846	$7,384	$7,849	$8,544
Average Net Assets for the Period (in thousands)	$9,299	$6,856	$7,040	$7,745	$8,055	$8,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.59%	0.66%	0.71%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.26%	0.09%	0.53%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)	2.32%	0.00%(3)	0.00%(3)	0.98%	1.67%	0.76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

12	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

14	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

16	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	83,095,414	$83,095,427	248,101,255	$248,101,256
Reinvested dividends and distributions	4,584,749	4,584,749	3,743	3,744
Shares repurchased	(96,474,287)	(96,474,287)	(184,339,799)	(184,339,800)
Net Increase/(Decrease)	(8,794,124)	$ (8,794,111)	63,765,199	$ 63,765,200
Class T Shares:
Shares sold	7,113,321	$ 7,113,322	11,702,462	$ 11,702,461
Reinvested dividends and distributions	108,289	108,289	101	100
Shares repurchased	(6,646,441)	(6,646,441)	(9,682,645)	(9,682,645)
Net Increase/(Decrease)	575,169	$ 575,170	2,019,918	$ 2,019,916

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for

18	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

22	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

24	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

26	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

28	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

30	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Notes

NotesPage1

32	DECEMBER 31, 2022

Janus Henderson Government Money Market Fund

Notes

NotesPage2

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93025 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Tom Ross co-portfolio manager	Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	7.66%	7.72%
Class A Shares MOP	7.29%	7.35%
Class C Shares**	6.84%	6.95%
Class D Shares	7.89%	7.96%
Class I Shares	7.99%	8.04%
Class N Shares	8.05%	8.10%
Class R Shares	7.19%	7.29%
Class S Shares	7.31%	7.56%
Class T Shares	7.79%	7.84%
Weighted Average Maturity		5.8 Years
Average Effective Duration***		3.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.3%
BB	48.2%
B	35.5%
CCC	7.0%
CC	0.2%
Not Rated	0.8%
Other	5.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	89.5%
Investments Purchased with Cash Collateral from Securities Lending	3.2%
Investment Companies	2.5%
Asset-Backed/Commercial Mortgage-Backed Securities	1.7%
Bank Loans and Mezzanine Loans	1.6%
Common Stocks	0.7%
Convertible Corporate Bonds	0.7%
Convertible Preferred Stocks	0.6%
Preferred Stocks	0.3%
Other	(0.8)%
100.0%

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.57%	-15.22%	0.98%	2.90%	6.17%	0.98%	0.98%
Class A Shares at MOP	-3.27%	-19.27%	0.01%	2.40%	5.98%
Class C Shares at NAV	1.34%	-15.70%	0.31%	2.20%	5.43%	1.73%	1.70%
Class C Shares at CDSC	0.36%	-16.50%	0.31%	2.20%	5.43%
Class D Shares	1.83%	-14.91%	1.24%	3.14%	6.31%	0.76%	0.76%
Class I Shares	1.71%	-14.88%	1.28%	3.20%	6.34%	0.72%	0.72%
Class N Shares	1.90%	-14.80%	1.38%	3.29%	6.36%	0.63%	0.63%
Class R Shares	1.37%	-15.46%	0.57%	2.49%	5.71%	1.41%	1.38%
Class S Shares	1.65%	-15.20%	0.84%	2.76%	5.98%	1.28%	1.13%
Class T Shares	1.78%	-14.99%	1.14%	3.04%	6.26%	0.87%	0.87%
Bloomberg U.S. Corporate High-Yield Bond Index	3.50%	-11.19%	2.31%	4.03%	6.30%
Morningstar Quartile - Class T Shares	-	4th	4th	3rd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	672/686	475/625	334/536	22/189

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

2	DECEMBER 31, 2022

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,015.70	$5.03	$1,000.00	$1,020.21	$5.04	0.99%
Class C Shares	$1,000.00	$1,013.40	$8.78	$1,000.00	$1,016.48	$8.79	1.73%
Class D Shares	$1,000.00	$1,018.30	$3.92	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$1,017.10	$3.76	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$1,019.00	$3.26	$1,000.00	$1,021.98	$3.26	0.64%
Class R Shares	$1,000.00	$1,013.70	$7.11	$1,000.00	$1,018.15	$7.12	1.40%
Class S Shares	$1,000.00	$1,016.50	$5.79	$1,000.00	$1,019.46	$5.80	1.14%
Class T Shares	$1,000.00	$1,017.80	$4.42	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.7%
BX Commercial Mortgage Trust 2021-ARIA F,
ICE LIBOR USD 1 Month + 2.5935%, 6.9115%, 10/15/36 (144A)‡	$6,000,000	$5,457,990
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE C,
3.6942%, 1/10/37 (144A)‡	5,000,000	4,507,803
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	5,502,661	5,067,507
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $15,259,421)		15,033,300
Bank Loans and Mezzanine Loans– 1.6%
Basic Industry – 0.1%
Olympus Water US Holding Corp,
CME Term SOFR 3 Month + 4.5000%, 9.1802%, 11/9/28‡	664,336	644,031
Communications – 0.6%
CSC Holdings LLC, CME Term SOFR 1 Month + 2.2500%, 6.5679%, 7/17/25‡	3,089,826	2,912,161
Directv Financing LLC, ICE LIBOR USD 1 Month + 5.0000%, 9.3836%, 8/2/27‡	2,086,582	2,078,420
		4,990,581
Construction Materials – 0%
Summit Materials LLC, CME Term SOFR 1 Month + 3.0000%, 7.2254%, 12/14/27ƒ,‡	147,000	146,816
Consumer Cyclical – 0.7%
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 12.5573% (12.39% Cash or 12.56% PIK), 4/23/24‡,Ø,¢	371,255	371,255
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 11.1336%, 7/20/29‡	2,303,342	2,088,371
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 11.8836%, 2/4/28‡	3,481,080	3,144,285
		5,603,911
Consumer Non-Cyclical – 0%
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 11.9800%, 3/2/29‡	253,037	165,107
Transportation – 0.2%
AAdvantage Loyalty IP Ltd,
ICE LIBOR USD 3 Month + 4.7500%, 8.9926%, 4/20/28‡	2,108,000	2,096,469
Total Bank Loans and Mezzanine Loans (cost $14,232,726)		13,646,915
Corporate Bonds– 89.5%
Banking – 2.5%
American Express Co,
US Treasury Yield Curve Rate 5 Year + 2.8540%, 3.5500%‡,µ	3,702,000	3,041,193
Barclays PLC, US Treasury Yield Curve Rate 5 Year + 5.4310%, 8.0000%‡,µ	1,730,000	1,617,550
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 4.9690%, 9.2500% (144A)‡,µ	2,820,000	2,939,985
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.5970%, 4.0000%‡,µ	7,841,000	6,830,452
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.4170%, 3.8750%‡,µ	2,962,000	2,525,105
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	7,060,000	4,631,704
		21,585,989
Basic Industry – 6.0%
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)#	3,364,000	3,156,324
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	4,992,000	4,792,320
Compass Minerals International Inc, 4.8750%, 7/15/24 (144A)	2,354,000	2,262,783
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	3,484,000	2,961,400
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	11,971,000	11,651,856
FMG Resources (August 2006) Pty Ltd, 4.3750%, 4/1/31 (144A)	5,623,000	4,676,556
Graphic Packaging International LLC, 3.7500%, 2/1/30 (144A)	4,075,000	3,463,665
Herens Holdco Sarl, 4.7500%, 5/15/28 (144A)	1,085,000	810,940
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	9,951,000	9,038,888
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	5,276,000	4,777,681
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	3,387,000	2,722,301
Polar US Borrower LLC, 6.7500%, 5/15/26 (144A)	2,271,000	840,270
		51,154,984
Brokerage – 2.0%
AG TTMT Escrow Issuer LLC, 8.6250%, 9/30/27 (144A)	1,265,000	1,271,325

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Brokerage– (continued)
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	$4,507,000	$3,909,822
Coinbase Global Inc, 3.3750%, 10/1/28 (144A)	2,325,000	1,228,995
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	4,331,000	2,085,861
Jane Street Group / JSG Finance Inc, 4.5000%, 11/15/29 (144A)	5,494,000	4,724,840
LPL Holdings Inc, 4.3750%, 5/15/31 (144A)	4,286,000	3,643,741
		16,864,584
Building Products – 1.1%
TopBuild Corp, 4.1250%, 2/15/32 (144A)	11,420,000	9,280,006
Capital Goods – 9.5%
ABC Supply Co Inc, 4.0000%, 1/15/28 (144A)	2,496,000	2,226,931
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	10,321,934	7,179,240
Ardagh Metal Packaging Finance USA LLC / Adragh Metal Packaging Finance PLC,
6.0000%, 6/15/27 (144A)#	1,855,000	1,815,943
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	6,942,000	5,190,826
Atkore Inc, 4.2500%, 6/1/31 (144A)	1,176,000	1,008,420
Ball Corp, 2.8750%, 8/15/30	2,415,000	1,927,460
Ball Corp, 3.1250%, 9/15/31	2,169,000	1,741,989
Builders FirstSource Inc, 4.2500%, 2/1/32 (144A)	2,735,000	2,217,341
Builders FirstSource Inc, 6.3750%, 6/15/32 (144A)	4,639,000	4,357,163
Chart Industries Inc, 7.5000%, 1/1/30 (144A)	4,326,000	4,348,885
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	3,522,000	2,650,904
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	2,707,000	2,518,864
LABL Inc, 5.8750%, 11/1/28 (144A)	3,003,000	2,616,424
LABL Inc, 8.2500%, 11/1/29 (144A)	7,037,000	5,604,776
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)#	8,448,000	5,488,581
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	15,031,000	11,310,877
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	4,697,000	4,373,024
TransDigm Inc, 4.8750%, 5/1/29	7,032,000	6,133,662
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)	6,379,000	5,852,891
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,245,000	2,880,067
		81,444,268
Communications – 12.0%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	5,643,000	4,542,615
Block Communications Inc, 4.8750%, 3/1/28 (144A)	6,622,000	5,777,695
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,482,000	3,161,621
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,280,000	3,535,943
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	2,945,000	2,344,220
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 6/1/33 (144A)	2,755,000	2,113,719
Connect Finco Sarl / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,453,000	6,907,139
Consolidated Communications Inc, 5.0000%, 10/1/28 (144A)	2,649,000	1,953,551
Consolidated Communications Inc, 6.5000%, 10/1/28 (144A)	1,477,000	1,147,719
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	2,854,000	2,301,038
Directv Financing LLC / Directv Financing Co-Obligor Inc,
5.8750%, 8/15/27 (144A)	3,330,000	2,979,218
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	4,634,000	3,422,533
GCI LLC, 4.7500%, 10/15/28 (144A)	6,408,000	5,383,236
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)#	2,361,000	1,701,455
Gray Television Inc, 4.7500%, 10/15/30 (144A)	10,263,000	7,423,895
Lamar Media Corp, 3.6250%, 1/15/31#	4,587,000	3,792,199
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	1,881,000	1,558,236
Level 3 Financing Inc, 3.4000%, 3/1/27 (144A)	4,206,000	3,554,009
Level 3 Financing Inc, 3.6250%, 1/15/29 (144A)	4,484,000	3,283,369
Liberty Interactive LLC, 8.2500%, 2/1/30	8,003,000	3,641,365
News Corp, 3.8750%, 5/15/29 (144A)	5,563,000	4,825,291
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	3,578,000	3,094,970
Scripps Escrow II Inc, 3.8750%, 1/15/29 (144A)	1,825,000	1,464,563

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
Scripps Escrow II Inc, 5.3750%, 1/15/31 (144A)#	$8,700,000	$6,973,128
Scripps Escrow Inc, 5.8750%, 7/15/27 (144A)	2,433,000	2,171,453
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	5,393,000	4,693,528
Univision Communications Inc, 7.3750%, 6/30/30 (144A)	2,974,000	2,842,252
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,142,000	2,520,073
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,447,000	3,623,528
		102,733,561
Consumer Cyclical – 16.9%
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)	2,986,000	2,167,118
AMC Entertainment Holdings Inc, 10.0000%, 6/15/26 (144A)	3,775,652	1,529,139
American Axle & Manufacturing Inc, 6.2500%, 3/15/26	987,000	921,625
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	4,308,000	3,369,293
Carnival Corp, 7.6250%, 3/1/26 (144A)#	12,204,000	9,672,826
Century Communities Inc, 3.8750%, 8/15/29 (144A)	3,814,000	2,998,758
Colt Merger Sub Inc, 8.1250%, 7/1/27 (144A)	6,295,000	6,185,152
Ford Motor Co, 6.1000%, 8/19/32	6,306,000	5,822,692
Ford Motor Credit Co LLC, 4.1340%, 8/4/25	2,951,000	2,762,107
Ford Motor Credit Co LLC, 3.6250%, 6/17/31	7,239,000	5,686,655
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	9,320,000	8,251,089
Goodyear Tire & Rubber Co/The, 5.2500%, 4/30/31	3,257,000	2,704,272
Kohl's Corp, 3.6250%, 5/1/31	5,413,000	3,794,296
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	4,614,000	3,564,891
Life Time Inc, 5.7500%, 1/15/26 (144A)	6,247,000	5,812,833
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	7,016,000	5,708,255
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	4,450,000	3,938,517
Macy's Retail Holdings LLC, 5.8750%, 4/1/29 (144A)#	3,120,000	2,762,457
Match Group Holdings II LLC, 5.6250%, 2/15/29 (144A)	3,089,000	2,872,770
Michael Cos Inc/The, 7.8750%, 5/1/29 (144A)	4,014,000	2,682,027
Papa John's International Inc, 3.8750%, 9/15/29 (144A)	2,447,000	2,043,245
Royal Caribbean Cruises Ltd, 11.6250%, 8/15/27 (144A)	12,397,000	12,497,495
Royal Caribbean Cruises Ltd, 9.2500%, 1/15/29 (144A)#	2,938,000	3,019,089
Service Corp International/US, 3.3750%, 8/15/30	7,074,000	5,750,503
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29	6,079,000	5,106,360
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	2,616,000	2,356,100
Stellantis Finance US Inc, 6.3750%, 9/12/32 (144A)	267,000	263,577
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	5,120,000	4,779,407
Victoria's Secret & Co, 4.6250%, 7/15/29 (144A)	10,369,000	8,140,702
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	4,357,000	3,660,929
Wendy's International LLC, 7.0000%, 12/15/25	2,031,000	2,084,436
Wyndham Destinations Inc, 6.6000%, 10/1/25	4,402,000	4,325,185
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,619,000	3,540,329
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)	2,535,000	2,165,118
Wynn Macau Ltd, 5.1250%, 12/15/29 (144A)	1,762,000	1,425,617
		144,364,864
Consumer Non-Cyclical – 12.9%
BellRing Brands Inc, 7.0000%, 3/15/30 (144A)	5,187,000	4,991,191
Catalent Pharma Solutions Inc, 3.5000%, 4/1/30 (144A)#	6,369,000	5,028,899
Chobani LLC / Chobani Finance Corp Inc, 7.5000%, 4/15/25 (144A)#	7,399,000	7,204,776
Chobani LLC / Chobani Finance Corp Inc, 4.6250%, 11/15/28 (144A)	1,737,000	1,512,250
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	5,605,000	5,199,422
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	5,206,000	4,581,280
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	5,754,000	3,963,183
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)	7,481,000	6,308,727
Mozart Debt Merger Sub Inc, 5.2500%, 10/1/29 (144A)	11,317,000	8,988,754
Newell Brands Inc, 6.3750%, 9/15/27	1,580,000	1,568,150

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Newell Brands Inc, 6.6250%, 9/15/29#	$2,043,000	$2,019,219
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	2,079,000	1,840,747
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	12,027,000	10,413,942
Pilgrim's Pride Corp, 4.2500%, 4/15/31 (144A)	5,305,000	4,512,194
Post Holdings Inc, 4.5000%, 9/15/31 (144A)	2,671,000	2,245,404
Providence Service Corp, 5.8750%, 11/15/25 (144A)	3,168,000	2,975,786
Surgery Center Holdings Inc, 10.0000%, 4/15/27 (144A)#	5,143,000	5,233,002
Syneos Health Inc, 3.6250%, 1/15/29 (144A)	4,871,000	3,878,997
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,717,000	4,460,597
Tenet Healthcare Corp, 4.2500%, 6/1/29 (144A)	4,603,000	3,987,579
Tenet Healthcare Corp, 6.1250%, 6/15/30 (144A)	7,152,000	6,814,426
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	8,904,000	7,786,548
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	3,043,000	2,750,567
Thor Industries Inc, 4.0000%, 10/15/29 (144A)	2,847,000	2,235,418
		110,501,058
Electric – 0.7%
TerraForm Power Operating LLC, 4.7500%, 1/15/30 (144A)	7,195,000	6,259,638
Energy – 10.6%
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	3,686,000	3,417,327
Apache Corp, 4.2500%, 1/15/30	2,497,000	2,209,612
Archrock Partners LP / Archrock Partners Finance Corp,
6.8750%, 4/1/27 (144A)	2,253,000	2,150,859
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	5,659,000	4,861,703
DT Midstream Inc, 4.3750%, 6/15/31 (144A)	3,424,000	2,872,394
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	2,949,000	2,808,917
EnLink Midstream LLC, 6.5000%, 9/1/30 (144A)	3,376,000	3,341,227
EnLink Midstream Partners LP, 4.1500%, 6/1/25	1,000,000	945,048
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 8.8790%‡,µ	2,628,000	2,168,555
EQM Midstream Partners LP, 7.5000%, 6/1/27 (144A)	2,253,000	2,206,273
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	2,854,000	2,333,145
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	8,281,000	8,320,252
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	2,099,000	1,940,938
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	2,001,000	1,710,697
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	4,394,000	4,211,852
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,456,000	5,237,760
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	9,437,000	8,402,623
Occidental Petroleum Corp, 6.3750%, 9/1/28	2,055,000	2,074,191
Southwestern Energy Co, 5.3750%, 3/15/30	2,858,000	2,606,550
Southwestern Energy Co, 4.7500%, 2/1/32	2,873,000	2,455,237
Sunoco LP / Sunoco Finance Corp, 4.5000%, 4/30/30	10,380,000	9,010,359
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,644,000	5,892,165
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	5,175,000	4,449,380
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,177,000	4,915,616
		90,542,680
Finance Companies – 3.3%
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	978,000	919,519
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	4,230,000	4,240,575
Navient Corp, 4.8750%, 3/15/28	1,253,000	1,030,489
Navient Corp, 5.5000%, 3/15/29	2,956,000	2,412,097
OneMain Finance Corp, 6.6250%, 1/15/28	943,000	868,343
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	4,463,000	4,448,560
PennyMac Financial Services Inc, 5.7500%, 9/15/31 (144A)	1,194,000	946,860
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	7,069,000	5,395,594
SLM Corp, 3.1250%, 11/2/26	4,105,000	3,491,096

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Springleaf Finance Corp, 5.3750%, 11/15/29	$5,655,000	$4,625,228
		28,378,361
Financial Institutions – 0.6%
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	1,955,000	1,737,231
Burford Capital Global Finance LLC, 6.8750%, 4/15/30 (144A)	4,210,000	3,746,255
		5,483,486
Information Technology Services – 0.4%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,564,000	3,148,127
Real Estate Investment Trusts (REITs) – 0.4%
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,713,000	3,070,343
Technology – 8.0%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	5,306,000	4,029,048
CA Magnum Holdings, 5.3750%, 10/31/26 (144A)	7,040,000	6,415,045
Ciena Corp, 4.0000%, 1/31/30 (144A)	9,685,000	8,523,865
Entegris Escrow Corp, 5.9500%, 6/15/30 (144A)	2,402,000	2,215,124
Entegris Inc, 3.6250%, 5/1/29 (144A)	5,838,000	4,753,591
II-VI Inc, 5.0000%, 12/15/29 (144A)	8,673,000	7,479,855
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	6,326,000	5,274,302
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	2,819,000	2,592,352
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	10,051,000	8,734,319
NortonLifeLock Inc, 6.7500%, 9/30/27 (144A)#	5,512,000	5,401,760
Seagate HDD Cayman, 4.1250%, 1/15/31	2,601,000	2,030,251
Seagate HDD Cayman, 9.6250%, 12/1/32 (144A)	9,768,845	10,714,469
		68,163,981
Transportation – 2.6%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	7,894,000	7,164,673
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd, 8.0000%, 9/20/25 (144A)	1,629,000	1,637,357
United Airlines Holdings Inc, 4.8750%, 1/15/25#	2,416,000	2,307,280
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	6,823,000	6,481,850
XPO Escrow Sub LLC, 7.5000%, 11/15/27 (144A)#	4,173,000	4,222,742
		21,813,902
Total Corporate Bonds (cost $857,934,884)		764,789,832
Convertible Corporate Bonds– 0.7%
Media – 0.7%
DISH Network Corp, 2.3750%, 3/15/24((cost $6,021,645)	6,446,000	5,807,846
Common Stocks– 0.7%
Hotels, Restaurants & Leisure – 0.1%
Caesars Entertainment Inc*	25,124	1,045,158
Machinery – 0.6%
Chart Industries Inc*	44,695	5,150,205
Total Common Stocks (cost $6,591,996)		6,195,363
Preferred Stocks– 0.3%
Consumer Cyclical – 0.3%
Quiksilver Inc¢((cost $2,633,063)	3,097,721	2,633,063
Convertible Preferred Stocks– 0.6%
Machinery – 0.6%
Chart Industries Inc, 6.7500%, 12/15/25((cost $5,190,615)	103,647	5,244,538
Investment Companies– 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $21,434,257)	21,431,721	21,436,008
Investments Purchased with Cash Collateral from Securities Lending– 3.2%
Investment Companies – 2.5%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	21,584,512	21,584,512

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– (continued)
Time Deposits – 0.7%
Royal Bank of Canada, 4.3100%, 1/3/23	$5,420,338	$5,420,338
Total Investments Purchased with Cash Collateral from Securities Lending (cost $27,004,850)		27,004,850
Total Investments (total cost $956,303,457) – 100.8%		861,791,715
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(7,139,051)
Net Assets – 100%		$854,652,664

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$765,379,615	88.8%
Luxembourg	23,006,519	2.7
Peru	13,816,569	1.6
Zambia	11,651,856	1.4
United Kingdom	11,044,762	1.3
Israel	10,537,115	1.2
India	6,415,045	0.8
Netherlands	5,852,891	0.7
Australia	4,676,556	0.5
Macao	3,590,735	0.4
France	2,939,985	0.3
Germany	2,880,067	0.3

Total	$861,791,715	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$448,121	$(431)	$1,514	$21,436,008
Investments Purchased with Cash Collateral from Securities Lending - 2.5%
Investment Companies - 2.5%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	223,640∆	-	-	21,584,512
Total Affiliated Investments - 5.0%	$671,761	$(431)	$1,514	$43,020,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	22,494,643	245,682,177	(246,741,895)	21,436,008
Investments Purchased with Cash Collateral from Securities Lending - 2.5%
Investment Companies - 2.5%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	33,838,933	94,320,274	(106,574,695)	21,584,512

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
CDX.NA.HY.S39, Fixed Rate of 5.00%, Paid Quarterly	12/20/27	(17,500,000)	USD	$294,645	$(428,162)	$(133,517)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Credit Contracts

Liability Derivatives:
*Swaps - centrally cleared	$428,162

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$(4,900,186)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$(2,677,207)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2022

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Credit default swaps:
Average notional amount - buy protection	$64,736,214

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$25,871,202	$—	$(25,871,202)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Corporate High-Yield Bond Index	Bloomberg U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $646,369,460, which represents 75.6% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended December 31, 2022 is $3,004,318, which represents 0.4% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$15,033,300	$-
Bank Loans and Mezzanine Loans	-	13,275,660	371,255
Corporate Bonds	-	764,789,832	-
Convertible Corporate Bonds	-	5,807,846	-
Common Stocks	6,195,363	-	-
Preferred Stocks	-	-	2,633,063
Convertible Preferred Stocks	-	5,244,538	-
Investment Companies	-	21,436,008	-
Investments Purchased with Cash Collateral from Securities Lending	-	27,004,850	-
Total Assets	$6,195,363	$852,592,034	$3,004,318
Liabilities
Other Financial Instruments(a):
Centrally Cleared Swaps	$-	$428,162	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

14	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $913,284,688)(1)	$818,771,195
Affiliated investments, at value (cost $43,018,769)	43,020,520
Cash	2,539,103
Deposits with brokers for centrally cleared derivatives	5,952,338
Variation margin receivable on centrally cleared swaps	5,133
Trustees' deferred compensation	27,610
Receivables:
Interest	13,486,126
Fund shares sold	1,534,423
Investments sold	766,099
Dividends from affiliates	74,824
Other assets	120,900
Total Assets	886,298,271
Liabilities:
Collateral for securities loaned (Note 3)	27,004,850
Payables:	—
Fund shares repurchased	2,273,345
Investments purchased	1,240,473
Advisory fees	420,321
Dividends	353,818
Transfer agent fees and expenses	129,376
Professional fees	28,262
Trustees' deferred compensation fees	27,610
12b-1 Distribution and shareholder servicing fees	13,522
Affiliated fund administration fees payable	1,964
Trustees' fees and expenses	1,019
Custodian fees	506
Accrued expenses and other payables	150,541
Total Liabilities	31,645,607
Net Assets	$854,652,664

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,205,331,058
Total distributable earnings (loss)	(350,678,394)
Total Net Assets	$854,652,664
Net Assets - Class A Shares	$21,609,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,129,557
Net Asset Value Per Share(2)	$6.91
Maximum Offering Price Per Share(3)	$7.25
Net Assets - Class C Shares	$5,049,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	730,965
Net Asset Value Per Share(2)	$6.91
Net Assets - Class D Shares	$273,695,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,630,849
Net Asset Value Per Share	$6.91
Net Assets - Class I Shares	$143,254,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,729,262
Net Asset Value Per Share	$6.91
Net Assets - Class N Shares	$134,598,794
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,488,198
Net Asset Value Per Share	$6.91
Net Assets - Class R Shares	$6,207,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	899,625
Net Asset Value Per Share	$6.90
Net Assets - Class S Shares	$1,615,219
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	233,484
Net Asset Value Per Share	$6.92
Net Assets - Class T Shares	$268,622,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,889,176
Net Asset Value Per Share	$6.91

(1) Includes $25,871,202 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$29,892,922
Dividends from affiliates	448,121
Affiliated securities lending income, net	223,640
Unaffiliated securities lending income, net	53,813
Dividends	16,888
Other income	1,127,211
Total Investment Income	31,762,595
Expenses:
Advisory fees	2,737,278
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,375
Class C Shares	25,839
Class R Shares	15,933
Class S Shares	2,042
Transfer agent administrative fees and expenses:
Class D Shares	167,957
Class R Shares	7,983
Class S Shares	2,046
Class T Shares	361,273
Transfer agent networking and omnibus fees:
Class A Shares	12,838
Class C Shares	1,619
Class I Shares	81,363
Other transfer agent fees and expenses:
Class A Shares	897
Class C Shares	122
Class D Shares	24,212
Class I Shares	4,490
Class N Shares	3,265
Class R Shares	78
Class S Shares	34
Class T Shares	1,830
Registration fees	141,700
Shareholder reports expense	42,211
Professional fees	32,622
Trustees’ fees and expenses	13,933
Affiliated fund administration fees	11,747
Custodian fees	6,051
Other expenses	64,671
Total Expenses	3,797,409
Less: Excess Expense Reimbursement and Waivers	(114,691)
Net Expenses	3,682,718
Net Investment Income/(Loss)	28,079,877

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$(72,619,949)
Investments in affiliates	(431)
Swap contracts	(4,900,186)
Total Net Realized Gain/(Loss) on Investments	(77,520,566)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	68,125,202
Investments in affiliates	1,514
Swap contracts	(2,677,207)
Total Change in Unrealized Net Appreciation/Depreciation	65,449,509
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,008,820

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$28,079,877	$52,778,558
Net realized gain/(loss) on investments	(77,520,566)	(13,296,880)
Change in unrealized net appreciation/depreciation	65,449,509	(213,605,131)
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,008,820	(174,123,453)
Dividends and Distributions to Shareholders:
Class A Shares	(747,362)	(1,458,379)
Class C Shares	(123,781)	(272,044)
Class D Shares	(8,256,329)	(15,872,470)
Class I Shares	(4,885,979)	(11,094,566)
Class N Shares	(4,654,359)	(8,664,053)
Class R Shares	(165,491)	(306,981)
Class S Shares	(44,524)	(84,973)
Class T Shares	(8,234,431)	(16,314,962)
Net Decrease from Dividends and Distributions to Shareholders	(27,112,256)	(54,068,428)
Capital Share Transactions:
Class A Shares	(2,686,343)	(7,831,246)
Class C Shares	(96,184)	(978,532)
Class D Shares	(2,097,508)	(2,184,631)
Class I Shares	(19,568,040)	(55,382,146)
Class N Shares	(29,356,668)	55,710,955
Class R Shares	(64,629)	52,678
Class S Shares	186,179	(418,662)
Class T Shares	(11,288,786)	(20,522,556)
Net Increase/(Decrease) from Capital Share Transactions	(64,971,979)	(31,554,140)
Net Increase/(Decrease) in Net Assets	(76,075,415)	(259,746,021)
Net Assets:
Beginning of period	930,728,079	1,190,474,100
End of period	$854,652,664	$930,728,079

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.36	0.39	0.41	0.43	0.46
Net realized and unrealized gain/(loss)	(0.09)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	0.12	(1.28)	1.27	(0.16)	0.59	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.37)	(0.40)	(0.41)	(0.43)	(0.46)
Total Dividends and Distributions	(0.20)	(0.37)	(0.40)	(0.41)	(0.43)	(0.46)
Net Asset Value, End of Period	$6.91	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	1.72%	(15.31)%	16.69%	(1.95)%	7.48%	1.58%
Net Assets, End of Period (in thousands)	$21,610	$24,533	$38,432	$32,937	$28,510	$32,487
Average Net Assets for the Period (in thousands)	$26,278	$32,275	$36,570	$35,108	$27,131	$35,915
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.98%	0.97%	0.98%	1.04%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.98%	0.97%	0.98%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	5.85%	4.41%	4.71%	5.09%	5.23%	5.41%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.63	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.31	0.34	0.36	0.37	0.40
Net realized and unrealized gain/(loss)	(0.09)	(1.63)	0.86	(0.57)	0.17	(0.32)
Total from Investment Operations	0.09	(1.32)	1.20	(0.21)	0.54	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.32)	(0.34)	(0.36)	(0.38)	(0.40)
Total Dividends and Distributions	(0.17)	(0.32)	(0.34)	(0.36)	(0.38)	(0.40)
Net Asset Value, End of Period	$6.91	$6.99	$8.63	$7.77	$8.34	$8.18
Total Return*	1.34%	(15.81)%	15.73%	(2.64)%	6.78%	0.92%
Net Assets, End of Period (in thousands)	$5,049	$5,200	$7,519	$12,402	$23,026	$33,888
Average Net Assets for the Period (in thousands)	$5,007	$7,124	$9,532	$15,009	$27,890	$39,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.71%	1.70%	1.69%	1.70%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.68%	1.69%	1.69%	1.70%	1.68%
Ratio of Net Investment Income/(Loss)	5.14%	3.71%	4.03%	4.37%	4.57%	4.75%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.38	0.41	0.43	0.45	0.48
Net realized and unrealized gain/(loss)	(0.09)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	0.13	(1.26)	1.29	(0.14)	0.61	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.42)	(0.43)	(0.45)	(0.48)
Total Dividends and Distributions	(0.21)	(0.39)	(0.42)	(0.43)	(0.45)	(0.48)
Net Asset Value, End of Period	$6.91	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	1.83%	(15.13)%	16.93%	(1.73)%	7.74%	1.82%
Net Assets, End of Period (in thousands)	$273,695	$279,111	$347,855	$309,023	$348,041	$354,349
Average Net Assets for the Period (in thousands)	$279,408	$333,960	$330,438	$337,185	$339,785	$370,556
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.76%	0.76%	0.77%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.76%	0.77%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	6.06%	4.64%	4.92%	5.31%	5.49%	5.65%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.00	$8.64	$7.77	$8.34	$8.19	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.39	0.42	0.44	0.45	0.48
Net realized and unrealized gain/(loss)	(0.10)	(1.64)	0.88	(0.57)	0.16	(0.31)
Total from Investment Operations	0.12	(1.25)	1.30	(0.13)	0.61	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.43)	(0.44)	(0.46)	(0.48)
Total Dividends and Distributions	(0.21)	(0.39)	(0.43)	(0.44)	(0.46)	(0.48)
Net Asset Value, End of Period	$6.91	$7.00	$8.64	$7.77	$8.34	$8.19
Total Return*	1.71%	(14.98)%	16.99%	(1.69)%	7.68%	2.01%
Net Assets, End of Period (in thousands)	$143,254	$165,462	$264,363	$258,255	$289,574	$373,573
Average Net Assets for the Period (in thousands)	$165,535	$232,609	$258,975	$277,116	$323,343	$623,820
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.72%	0.71%	0.72%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.72%	0.71%	0.72%	0.73%	0.71%
Ratio of Net Investment Income/(Loss)	6.09%	4.66%	4.97%	5.34%	5.54%	5.70%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.39	0.42	0.44	0.46	0.47
Net realized and unrealized gain/(loss)	(0.09)	(1.64)	0.88	(0.57)	0.16	(0.30)
Total from Investment Operations	0.13	(1.25)	1.30	(0.13)	0.62	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.40)	(0.43)	(0.44)	(0.46)	(0.49)
Total Dividends and Distributions	(0.21)	(0.40)	(0.43)	(0.44)	(0.46)	(0.49)
Net Asset Value, End of Period	$6.91	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	1.90%	(15.01)%	17.09%	(1.59)%	7.90%	1.98%
Net Assets, End of Period (in thousands)	$134,599	$165,384	$149,967	$129,944	$124,803	$209,887
Average Net Assets for the Period (in thousands)	$154,976	$176,304	$139,565	$129,946	$170,511	$73,663
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.63%	0.62%	0.62%	0.65%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.63%	0.62%	0.62%	0.65%	0.67%
Ratio of Net Investment Income/(Loss)	6.15%	4.80%	5.05%	5.47%	5.61%	5.89%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.63	$7.76	$8.33	$8.18	$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.33	0.35	0.38	0.39	0.42
Net realized and unrealized gain/(loss)	(0.09)	(1.63)	0.89	(0.57)	0.15	(0.31)
Total from Investment Operations	0.10	(1.30)	1.24	(0.19)	0.54	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.34)	(0.37)	(0.38)	(0.39)	(0.42)
Total Dividends and Distributions	(0.19)	(0.34)	(0.37)	(0.38)	(0.39)	(0.42)
Net Asset Value, End of Period	$6.90	$6.99	$8.63	$7.76	$8.33	$8.18
Total Return*	1.37%	(15.56)%	16.20%	(2.41)%	6.89%	1.28%
Net Assets, End of Period (in thousands)	$6,208	$6,351	$7,788	$1,551	$1,623	$1,365
Average Net Assets for the Period (in thousands)	$6,268	$7,434	$3,865	$1,538	$1,397	$1,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.41%	1.45%	1.57%	1.62%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.38%	1.39%	1.45%	1.48%	1.45%
Ratio of Net Investment Income/(Loss)	5.44%	4.02%	4.20%	4.64%	4.82%	4.99%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.00	$8.65	$7.78	$8.35	$8.19	$8.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.35	0.38	0.40	0.41	0.44
Net realized and unrealized gain/(loss)	(0.08)	(1.64)	0.88	(0.57)	0.17	(0.32)
Total from Investment Operations	0.12	(1.29)	1.26	(0.17)	0.58	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.36)	(0.39)	(0.40)	(0.42)	(0.44)
Total Dividends and Distributions	(0.20)	(0.36)	(0.39)	(0.40)	(0.42)	(0.44)
Net Asset Value, End of Period	$6.92	$7.00	$8.65	$7.78	$8.35	$8.19
Total Return*	1.65%	(15.42)%	16.47%	(2.14)%	7.29%	1.44%
Net Assets, End of Period (in thousands)	$1,615	$1,449	$2,237	$1,859	$1,496	$1,995
Average Net Assets for the Period (in thousands)	$1,604	$1,946	$2,057	$1,687	$1,833	$1,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.28%	1.27%	1.30%	1.31%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.13%	1.15%	1.19%	1.22%	1.18%
Ratio of Net Investment Income/(Loss)	5.71%	4.25%	4.53%	4.90%	5.07%	5.26%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.99	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.37	0.40	0.42	0.44	0.47
Net realized and unrealized gain/(loss)	(0.09)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	0.12	(1.27)	1.28	(0.15)	0.60	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.41)	(0.42)	(0.44)	(0.47)
Total Dividends and Distributions	(0.20)	(0.38)	(0.41)	(0.42)	(0.44)	(0.47)
Net Asset Value, End of Period	$6.91	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	1.78%	(15.21)%	16.82%	(1.83)%	7.64%	1.73%
Net Assets, End of Period (in thousands)	$268,622	$283,236	$372,314	$349,513	$442,866	$515,406
Average Net Assets for the Period (in thousands)	$283,792	$351,039	$364,038	$411,154	$460,568	$703,671
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.87%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.85%	0.86%	0.89%	0.88%
Ratio of Net Investment Income/(Loss)	5.96%	4.53%	4.82%	5.21%	5.39%	5.55%
Portfolio Turnover Rate	35%	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

28	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

30	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

32	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time

36	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05%

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $25,871,202. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $27,004,850, resulting in the net amount due to the counterparty of $1,133,648.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.59% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

38	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $252.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $613.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

40	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(57,634,508)	$(119,230,291)	$ (176,864,799)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 958,488,414	$ 1,000,228	$(97,696,927)	$ (96,696,699)

Janus Investment Fund	41

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	899,118	$ 6,312,970	968,534	$ 8,123,951
Reinvested dividends and distributions	93,548	654,210	154,236	1,262,944
Shares repurchased	(1,372,680)	(9,653,523)	(2,063,242)	(17,218,141)
Net Increase/(Decrease)	(380,014)	$ (2,686,343)	(940,472)	$ (7,831,246)
Class C Shares:
Shares sold	74,275	$ 524,424	160,664	$ 1,367,481
Reinvested dividends and distributions	16,495	115,521	31,007	253,507
Shares repurchased	(103,437)	(736,129)	(318,778)	(2,599,520)
Net Increase/(Decrease)	(12,667)	$ (96,184)	(127,107)	$ (978,532)
Class D Shares:
Shares sold	1,298,283	$ 9,104,896	5,458,833	$ 45,365,487
Reinvested dividends and distributions	1,023,283	7,164,644	1,689,999	13,782,737
Shares repurchased	(2,610,574)	(18,367,048)	(7,500,467)	(61,332,855)
Net Increase/(Decrease)	(289,008)	$ (2,097,508)	(351,635)	$ (2,184,631)
Class I Shares:
Shares sold	7,323,446	$ 52,863,854	10,493,969	$ 87,570,705
Reinvested dividends and distributions	601,853	4,220,376	1,170,587	9,595,832
Shares repurchased	(10,846,891)	(76,652,270)	(18,602,709)	(152,548,683)
Net Increase/(Decrease)	(2,921,592)	$(19,568,040)	(6,938,153)	$ (55,382,146)
Class N Shares:
Shares sold	3,556,780	$ 25,024,268	13,829,484	$115,346,449
Reinvested dividends and distributions	662,906	4,647,620	1,068,004	8,644,959
Shares repurchased	(8,384,713)	(59,028,556)	(8,607,863)	(68,280,453)
Net Increase/(Decrease)	(4,165,027)	$(29,356,668)	6,289,625	$ 55,710,955
Class R Shares:
Shares sold	91,790	$ 641,469	119,410	$ 977,300
Reinvested dividends and distributions	23,587	164,960	37,679	306,583
Shares repurchased	(124,938)	(871,058)	(150,353)	(1,231,205)
Net Increase/(Decrease)	(9,561)	$ (64,629)	6,736	$ 52,678
Class S Shares:
Shares sold	30,139	$ 211,559	26,621	$ 208,895
Reinvested dividends and distributions	6,342	44,453	10,363	84,905
Shares repurchased	(9,926)	(69,833)	(88,582)	(712,462)
Net Increase/(Decrease)	26,555	$ 186,179	(51,598)	$ (418,662)
Class T Shares:
Shares sold	3,314,505	$ 23,787,421	6,834,123	$ 57,386,388
Reinvested dividends and distributions	1,157,011	8,101,847	1,955,013	15,957,838
Shares repurchased	(6,084,475)	(43,178,054)	(11,384,240)	(93,866,782)
Net Increase/(Decrease)	(1,612,959)	$(11,288,786)	(2,595,104)	$ (20,522,556)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$303,075,717	$ 369,282,336	$ -	$ -

42	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

52	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

Janus Investment Fund	53

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

54	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	55

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

56	DECEMBER 31, 2022

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93026 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Burlington Stores Inc	1.43%	0.72%	Equity LifeStyle Properties Inc	2.53%	-0.35%
Cardinal Health Inc	1.46%	0.40%	Take-Two Interactive Software Inc	1.50%	-0.29%
Globus Medical Inc	1.63%	0.39%	Vontier Corp	1.24%	-0.29%
Casey's General Stores Inc	2.23%	0.35%	Envista Holdings Corp	1.32%	-0.25%
Lamb Weston Holdings Inc	1.57%	0.31%	Alliant Energy Corp	2.21%	-0.20%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	1.12%	8.36%	11.25%
	Consumer Discretionary	1.10%	7.57%	9.86%
	Financials	1.04%	15.42%	18.15%
	Health Care	0.80%	11.18%	7.18%
	Consumer Staples	0.79%	4.88%	4.04%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.03%	18.08%	15.17%
	Energy	-0.61%	6.13%	5.31%
	Utilities	-0.39%	5.33%	8.90%
	Communication Services	-0.32%	4.58%	3.37%
	Information Technology	-0.22%	8.96%	9.20%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	2.6%
Hartford Financial Services Group Inc
Insurance	2.6%
Baker Hughes Co
Energy Equipment & Services	2.4%
Burlington Stores Inc
Specialty Retail	2.3%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.1%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Repurchase Agreements	1.3%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

2	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.33%	-5.26%	4.51%	8.23%	10.15%	0.93%
Class A Shares at MOP	1.18%	-10.69%	3.29%	7.59%	9.88%
Class C Shares at NAV	6.99%	-5.89%	3.84%	7.55%	9.45%	1.63%
Class C Shares at CDSC	5.99%	-6.78%	3.84%	7.55%	9.45%
Class D Shares	7.43%	-5.09%	4.80%	8.53%	10.38%	0.64%
Class I Shares	7.53%	-5.04%	4.87%	8.58%	10.41%	0.60%
Class L Shares(1)	7.53%	-5.04%	4.82%	8.58%	10.48%	0.81%
Class N Shares	7.53%	-4.92%	4.96%	8.70%	10.44%	0.50%
Class R Shares	7.11%	-5.64%	4.18%	7.89%	9.82%	1.26%
Class S Shares	7.30%	-5.40%	4.44%	8.16%	10.07%	1.01%
Class T Shares	7.45%	-5.10%	4.72%	8.44%	10.33%	0.75%
Russell Midcap Value Index	5.01%	-12.03%	5.72%	10.11%	9.11%
Morningstar Quartile - Class T Shares	-	2nd	4th	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	97/411	286/393	268/335	21/132

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

4	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,073.30	$4.76	$1,000.00	$1,020.62	$4.63	0.91%
Class C Shares	$1,000.00	$1,069.90	$8.03	$1,000.00	$1,017.44	$7.83	1.54%
Class D Shares	$1,000.00	$1,074.30	$3.29	$1,000.00	$1,022.03	$3.21	0.63%
Class I Shares	$1,000.00	$1,075.30	$3.03	$1,000.00	$1,022.28	$2.96	0.58%
Class L Shares	$1,000.00	$1,075.30	$3.35	$1,000.00	$1,021.98	$3.26	0.64%
Class N Shares	$1,000.00	$1,075.30	$2.56	$1,000.00	$1,022.74	$2.50	0.49%
Class R Shares	$1,000.00	$1,071.10	$6.53	$1,000.00	$1,018.90	$6.36	1.25%
Class S Shares	$1,000.00	$1,073.00	$5.17	$1,000.00	$1,020.21	$5.04	0.99%
Class T Shares	$1,000.00	$1,074.50	$3.82	$1,000.00	$1,021.53	$3.72	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 98.7%
Aerospace & Defense – 3.2%
BWX Technologies Inc	547,224	$31,782,770
L3Harris Technologies Inc	161,918	33,712,947
		65,495,717
Auto Components – 2.0%
Aptiv PLC*	223,318	20,797,605
Autoliv Inc	261,780	20,047,112
		40,844,717
Banks – 6.2%
Citizens Financial Group Inc	787,165	30,990,686
Regions Financial Corp	1,274,785	27,484,365
SVB Financial Group*	46,650	10,736,031
Synovus Financial Corp	699,651	26,271,895
Webster Financial Corp	422,657	20,008,582
Zions Bancorp NA	273,336	13,437,198
		128,928,757
Building Products – 3.2%
Armstrong World Industries Inc	229,498	15,741,268
Carlisle Cos Inc	113,694	26,791,991
Fortune Brands Home & Security Inc	360,722	20,600,833
Masterbrand Inc*	360,722	2,723,451
		65,857,543
Capital Markets – 2.7%
Jefferies Financial Group Inc	480,477	16,470,752
State Street Corp	502,487	38,977,917
		55,448,669
Chemicals – 4.9%
Axalta Coating Systems Ltd*	862,132	21,958,502
Corteva Inc	618,058	36,329,449
FMC Corp	218,442	27,261,562
Westlake Chemical Corp	152,576	15,645,143
		101,194,656
Commercial Services & Supplies – 1.7%
Waste Connections Inc	271,464	35,985,268
Construction Materials – 1.2%
Martin Marietta Materials Inc	75,708	25,587,033
Containers & Packaging – 1.9%
Graphic Packaging Holding Co	1,169,227	26,015,301
Sonoco Products Co	232,775	14,131,770
		40,147,071
Electric Utilities – 4.0%
Alliant Energy Corp	735,568	40,610,709
Entergy Corp	382,916	43,078,050
		83,688,759
Electrical Equipment – 3.2%
Acuity Brands Inc	156,168	25,862,983
AMETEK Inc	297,405	41,553,427
		67,416,410
Electronic Equipment, Instruments & Components – 2.4%
Insight Enterprises Inc*	64,209	6,438,236
Vontier Corp	1,350,251	26,100,352
Zebra Technologies Corp*	65,729	16,853,573
		49,392,161
Energy Equipment & Services – 2.4%
Baker Hughes Co	1,654,786	48,865,831
Entertainment – 2.9%
Activision Blizzard Inc	421,187	32,241,865
Take-Two Interactive Software Inc*	276,590	28,801,317
		61,043,182

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs) – 8.7%
Alexandria Real Estate Equities Inc	220,530	$32,124,605
Apple Hospitality Inc	2,076,175	32,762,042
Equity LifeStyle Properties Inc	674,104	43,547,118
Lamar Advertising Co	347,453	32,799,563
STAG Industrial Inc	532,308	17,198,872
Weyerhaeuser Co	731,833	22,686,823
		181,119,023
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	178,702	40,091,794
Food Products – 2.4%
Kellogg Co	310,395	22,112,540
Lamb Weston Holdings Inc	301,898	26,977,605
		49,090,145
Health Care Equipment & Supplies – 2.7%
Envista Holdings Corp*	603,306	20,313,313
Globus Medical Inc*	496,106	36,845,793
		57,159,106
Health Care Providers & Services – 7.1%
Cardinal Health Inc	407,959	31,359,808
Henry Schein Inc*	493,605	39,424,231
Humana Inc	43,435	22,246,973
Laboratory Corp of America Holdings	229,444	54,029,473
		147,060,485
Information Technology Services – 1.9%
Fidelity National Information Services Inc	469,071	31,826,467
Global Payments Inc	85,410	8,482,921
		40,309,388
Insurance – 6.6%
Globe Life Inc	312,777	37,705,267
Hartford Financial Services Group Inc	704,410	53,415,410
Reinsurance Group of America Inc	124,604	17,704,982
RenaissanceRe Holdings Ltd	151,832	27,972,009
		136,797,668
Life Sciences Tools & Services – 1.4%
Agilent Technologies Inc	127,634	19,100,428
Charles River Laboratories International Inc*	43,456	9,469,062
		28,569,490
Machinery – 2.0%
Lincoln Electric Holdings Inc	214,803	31,036,885
Oshkosh Corp	121,544	10,718,965
		41,755,850
Media – 1.3%
Fox Corp - Class B	932,671	26,534,490
Metals & Mining – 1.2%
Freeport-McMoRan Inc	647,419	24,601,922
Multi-Utilities – 0.7%
DTE Energy Co	128,196	15,066,876
Oil, Gas & Consumable Fuels – 3.6%
Cabot Oil & Gas Corp	1,631,894	40,095,636
Pioneer Natural Resources Co	149,330	34,105,479
		74,201,115
Road & Rail – 1.5%
Canadian Pacific Railway Ltd	263,015	19,618,289
Landstar System Inc	67,602	11,012,366
		30,630,655
Semiconductor & Semiconductor Equipment – 3.1%
Lam Research Corp	28,740	12,079,422
Microchip Technology Inc	404,053	28,384,723

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Teradyne Inc	269,533	$23,543,708
		64,007,853
Software – 1.7%
Black Knight Inc*	302,705	18,692,034
Nice Ltd (ADR)*	84,482	16,245,889
		34,937,923
Specialty Retail – 6.2%
AutoZone Inc*	12,168	30,008,478
Bath & Body Works Inc	543,476	22,902,079
Burlington Stores Inc*	232,758	47,194,012
O'Reilly Automotive Inc*	33,481	28,258,968
		128,363,537
Trading Companies & Distributors – 2.8%
GATX Corp	227,069	24,146,517
MSC Industrial Direct Co Inc	416,730	34,046,841
		58,193,358
Total Common Stocks (cost $1,560,605,249)		2,048,386,452
Repurchase Agreements– 1.3%
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $11,905,633 collateralized by $13,971,925 in U.S. Treasuries 0.2500% - 5.3750%, 6/15/24 - 5/15/52 with a value of $12,143,747	$11,900,000	11,900,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $15,007,017 collateralized by $16,323,795 in U.S. Treasuries 0.7500% - 4.4334%, 7/31/23 - 2/15/29 with a value of $15,307,161	15,000,000	15,000,000
Total Repurchase Agreements (cost $26,900,000)		26,900,000
Total Investments (total cost $1,587,505,249) – 100.0%		2,075,286,452
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(245,200)
Net Assets – 100%		$2,075,041,252

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,019,375,162	97.3%
Sweden	20,047,112	1.0
Canada	19,618,289	0.9
Israel	16,245,889	0.8

Total	$2,075,286,452	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$11,900,000	$—	$(11,900,000)	$—
Royal Bank of Canada, NY Branch	15,000,000	—	(15,000,000)	—

Total	$26,900,000	$—	$(26,900,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,048,386,452	$-	$-
Repurchase Agreements	-	26,900,000	-
Total Assets	$2,048,386,452	$26,900,000	$-

10	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $1,560,605,249)	$2,048,386,452
Repurchase agreements, at value (cost $26,900,000)	26,900,000
Cash	15,161
Trustees' deferred compensation	67,385
Receivables:
Dividends	3,016,202
Fund shares sold	1,005,149
Interest	12,649
Other assets	22,969
Total Assets	2,079,425,967
Liabilities:
Payables:	—
Fund shares repurchased	2,787,330
Advisory fees	888,439
Transfer agent fees and expenses	351,522
Trustees' deferred compensation fees	67,385
12b-1 Distribution and shareholder servicing fees	53,948
Professional fees	29,839
Affiliated fund administration fees payable	4,746
Custodian fees	1,965
Trustees' fees and expenses	1,246
Accrued expenses and other payables	198,295
Total Liabilities	4,384,715
Net Assets	$2,075,041,252

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,511,339,480
Total distributable earnings (loss)	563,701,772
Total Net Assets	$2,075,041,252
Net Assets - Class A Shares	$59,245,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,911,765
Net Asset Value Per Share(1)	$15.15
Maximum Offering Price Per Share(2)	$16.07
Net Assets - Class C Shares	$8,482,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	579,166
Net Asset Value Per Share(1)	$14.65
Net Assets - Class D Shares	$692,218,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,919,961
Net Asset Value Per Share	$14.75
Net Assets - Class I Shares	$211,871,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,325,326
Net Asset Value Per Share	$14.79
Net Assets - Class L Shares	$4,332,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,981
Net Asset Value Per Share	$15.37
Net Assets - Class N Shares	$187,074,835
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,731,114
Net Asset Value Per Share	$14.69
Net Assets - Class R Shares	$37,023,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,496,262
Net Asset Value Per Share	$14.83
Net Assets - Class S Shares	$69,723,509
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,599,852
Net Asset Value Per Share	$15.16
Net Assets - Class T Shares	$805,068,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,079,919
Net Asset Value Per Share	$14.89

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends	$21,555,099
Interest	498,197
Other income	725
Foreign tax withheld	(34,097)
Total Investment Income	22,019,924
Expenses:
Advisory fees	4,837,995
12b-1 Distribution and shareholder servicing fees:
Class A Shares	77,204
Class C Shares	38,195
Class R Shares	94,748
Class S Shares	88,232
Transfer agent administrative fees and expenses:
Class D Shares	413,621
Class L Shares	5,687
Class R Shares	47,597
Class S Shares	88,584
Class T Shares	1,057,062
Transfer agent networking and omnibus fees:
Class A Shares	49,602
Class C Shares	3,755
Class I Shares	99,054
Other transfer agent fees and expenses:
Class A Shares	2,162
Class C Shares	241
Class D Shares	54,260
Class I Shares	6,028
Class L Shares	58
Class N Shares	4,235
Class R Shares	564
Class S Shares	731
Class T Shares	5,734
Shareholder reports expense	79,889
Registration fees	71,414
Professional fees	30,607
Trustees’ fees and expenses	30,397
Affiliated fund administration fees	26,780
Custodian fees	4,653
Other expenses	87,029
Total Expenses	7,306,118
Less: Excess Expense Reimbursement and Waivers	(43,770)
Net Expenses	7,262,348
Net Investment Income/(Loss)	14,757,576
Net Realized Gain/(Loss) on Investments:
Investments	95,674,480
Total Net Realized Gain/(Loss) on Investments	95,674,480
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	40,118,880
Total Change in Unrealized Net Appreciation/Depreciation	40,118,880
Net Increase/(Decrease) in Net Assets Resulting from Operations	$150,550,936

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$14,757,576	$27,298,555
Net realized gain/(loss) on investments	95,674,480	254,198,111
Change in unrealized net appreciation/depreciation	40,118,880	(412,530,566)
Net Increase/(Decrease) in Net Assets Resulting from Operations	150,550,936	(131,033,900)
Dividends and Distributions to Shareholders:
Class A Shares	(3,376,569)	(7,541,955)
Class C Shares	(449,644)	(1,055,359)
Class D Shares	(42,385,457)	(84,766,155)
Class I Shares	(13,114,124)	(34,000,389)
Class L Shares	(255,038)	(543,653)
Class N Shares	(11,696,613)	(59,932,912)
Class R Shares	(2,021,572)	(4,657,016)
Class S Shares	(3,877,081)	(9,329,371)
Class T Shares	(48,220,026)	(107,882,437)
Net Decrease from Dividends and Distributions to Shareholders	(125,396,124)	(309,709,247)
Capital Share Transactions:
Class A Shares	(832,271)	(1,995,054)
Class C Shares	378,969	(772,958)
Class D Shares	21,506,728	43,413,722
Class I Shares	2,481,632	(108,733,239)
Class L Shares	(99,284)	224,829
Class N Shares	(8,212,292)	(249,137,964)
Class R Shares	174,184	(97,662)
Class S Shares	(1,374,598)	(13,399,116)
Class T Shares	(20,559,082)	(31,165,688)
Net Increase/(Decrease) from Capital Share Transactions	(6,536,014)	(361,663,130)
Net Increase/(Decrease) in Net Assets	18,618,798	(802,406,277)
Net Assets:
Beginning of period	2,056,422,454	2,858,828,731
End of period	$2,075,041,252	$2,056,422,454

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.97	$18.02	$13.29	$15.33	$16.96	$17.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.13	0.12	0.13	0.17	0.06
Net realized and unrealized gain/(loss)	1.00	(1.17)	4.73	(1.82)	0.12	1.20
Total from Investment Operations	1.09	(1.04)	4.85	(1.69)	0.29	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.04)	(0.12)	(0.12)	(0.13)	(0.01)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.91)	(2.01)	(0.12)	(0.35)	(1.92)	(1.90)
Net Asset Value, End of Period	$15.15	$14.97	$18.02	$13.29	$15.33	$16.96
Total Return*	7.33%	(6.84)%	36.65%	(11.47)%	3.99%	7.10%
Net Assets, End of Period (in thousands)	$59,246	$59,218	$73,118	$59,211	$74,864	$77,496
Average Net Assets for the Period (in thousands)	$60,613	$69,576	$67,847	$71,147	$75,623	$86,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	0.97%	1.19%	1.06%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.97%	1.19%	1.05%	1.13%
Ratio of Net Investment Income/(Loss)	1.16%	0.78%	0.76%	0.90%	1.09%	0.36%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.46	$17.55	$12.93	$14.91	$16.49	$17.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.01	0.04	0.05	0.07	(0.04)
Net realized and unrealized gain/(loss)	0.96	(1.13)	4.58	(1.80)	0.14	1.16
Total from Investment Operations	1.00	(1.12)	4.62	(1.75)	0.21	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—(2)	—	—	—
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.81)	(1.97)	—	(0.23)	(1.79)	(1.89)
Net Asset Value, End of Period	$14.65	$14.46	$17.55	$12.93	$14.91	$16.49
Total Return*	6.99%	(7.50)%	35.76%	(12.02)%	3.40%	6.40%
Net Assets, End of Period (in thousands)	$8,483	$7,974	$10,436	$15,768	$31,418	$58,590
Average Net Assets for the Period (in thousands)	$8,229	$9,508	$12,833	$22,689	$41,945	$67,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.62%	1.64%	1.78%	1.64%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.62%	1.64%	1.78%	1.64%	1.73%
Ratio of Net Investment Income/(Loss)	0.55%	0.09%	0.24%	0.32%	0.47%	(0.23)%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.63	$17.67	$13.03	$15.04	$16.70	$17.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.18	0.17	0.17	0.21	0.12
Net realized and unrealized gain/(loss)	0.97	(1.15)	4.64	(1.79)	0.11	1.18
Total from Investment Operations	1.08	(0.97)	4.81	(1.62)	0.32	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.17)	(0.16)	(0.19)	(0.08)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.96)	(2.07)	(0.17)	(0.39)	(1.98)	(1.97)
Net Asset Value, End of Period	$14.75	$14.63	$17.67	$13.03	$15.04	$16.70
Total Return*	7.43%	(6.58)%	37.11%	(11.24)%	4.27%	7.45%
Net Assets, End of Period (in thousands)	$692,219	$663,819	$752,405	$615,270	$763,597	$822,153
Average Net Assets for the Period (in thousands)	$687,761	$738,640	$680,218	$715,784	$765,452	$843,030
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.66%	0.89%	0.73%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.66%	0.89%	0.73%	0.82%
Ratio of Net Investment Income/(Loss)	1.45%	1.07%	1.07%	1.18%	1.39%	0.68%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.66	$17.71	$13.06	$15.07	$16.73	$17.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.19	0.18	0.18	0.22	0.13
Net realized and unrealized gain/(loss)	0.97	(1.16)	4.65	(1.79)	0.10	1.17
Total from Investment Operations	1.09	(0.97)	4.83	(1.61)	0.32	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.11)	(0.18)	(0.17)	(0.19)	(0.08)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.96)	(2.08)	(0.18)	(0.40)	(1.98)	(1.97)
Net Asset Value, End of Period	$14.79	$14.66	$17.71	$13.06	$15.07	$16.73
Total Return*	7.53%	(6.60)%	37.15%	(11.16)%	4.33%	7.45%
Net Assets, End of Period (in thousands)	$211,872	$207,292	$359,761	$310,803	$364,502	$428,793
Average Net Assets for the Period (in thousands)	$212,197	$289,382	$338,794	$342,719	$386,284	$722,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.60%	0.62%	0.85%	0.68%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.60%	0.62%	0.85%	0.68%	0.77%
Ratio of Net Investment Income/(Loss)	1.50%	1.11%	1.13%	1.20%	1.46%	0.71%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.19	$18.28	$13.47	$15.54	$17.18	$17.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.18	0.17	0.18	0.22	0.13
Net realized and unrealized gain/(loss)	1.02	(1.20)	4.81	(1.86)	0.12	1.21
Total from Investment Operations	1.13	(1.02)	4.98	(1.68)	0.34	1.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.10)	(0.17)	(0.16)	(0.19)	(0.09)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.95)	(2.07)	(0.17)	(0.39)	(1.98)	(1.98)
Net Asset Value, End of Period	$15.37	$15.19	$18.28	$13.47	$15.54	$17.18
Total Return*	7.53%	(6.66)%	37.14%	(11.27)%	4.32%	7.47%
Net Assets, End of Period (in thousands)	$4,333	$4,372	$4,995	$4,231	$6,038	$7,129
Average Net Assets for the Period (in thousands)	$4,475	$4,881	$4,679	$5,336	$6,333	$7,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.83%	1.05%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.67%	0.89%	0.72%	0.77%
Ratio of Net Investment Income/(Loss)	1.43%	1.06%	1.08%	1.20%	1.41%	0.73%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.58	$17.62	$12.99	$15.00	$16.66	$17.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.20	0.19	0.20	0.23	0.13
Net realized and unrealized gain/(loss)	0.97	(1.14)	4.63	(1.80)	0.11	1.19
Total from Investment Operations	1.09	(0.94)	4.82	(1.60)	0.34	1.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.13)	(0.19)	(0.18)	(0.21)	(0.11)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.98)	(2.10)	(0.19)	(0.41)	(2.00)	(2.00)
Net Asset Value, End of Period	$14.69	$14.58	$17.62	$12.99	$15.00	$16.66
Total Return*	7.53%	(6.47)%	37.34%	(11.14)%	4.47%	7.56%
Net Assets, End of Period (in thousands)	$187,075	$193,017	$506,429	$422,894	$619,969	$642,746
Average Net Assets for the Period (in thousands)	$192,207	$471,571	$483,187	$595,473	$617,269	$349,395
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.50%	0.52%	0.75%	0.59%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.50%	0.52%	0.75%	0.59%	0.72%
Ratio of Net Investment Income/(Loss)	1.58%	1.20%	1.24%	1.36%	1.54%	0.81%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.65	$17.70	$13.04	$15.06	$16.68	$17.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.08	0.08	0.09	0.12	0.01
Net realized and unrealized gain/(loss)	0.97	(1.16)	4.65	(1.82)	0.13	1.18
Total from Investment Operations	1.03	(1.08)	4.73	(1.73)	0.25	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.07)	(0.06)	(0.08)	—
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.85)	(1.97)	(0.07)	(0.29)	(1.87)	(1.89)
Net Asset Value, End of Period	$14.83	$14.65	$17.70	$13.04	$15.06	$16.68
Total Return*	7.11%	(7.20)%	36.38%	(11.83)%	3.70%	6.78%
Net Assets, End of Period (in thousands)	$37,023	$36,305	$43,893	$38,246	$55,536	$62,802
Average Net Assets for the Period (in thousands)	$37,362	$42,298	$41,183	$48,448	$57,426	$67,666
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.26%	1.26%	1.50%	1.34%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.26%	1.26%	1.50%	1.34%	1.42%
Ratio of Net Investment Income/(Loss)	0.83%	0.45%	0.49%	0.59%	0.79%	0.09%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.97	$18.03	$13.28	$15.33	$16.90	$17.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.12	0.11	0.12	0.17	0.06
Net realized and unrealized gain/(loss)	0.99	(1.18)	4.74	(1.83)	0.12	1.19
Total from Investment Operations	1.08	(1.06)	4.85	(1.71)	0.29	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.10)	(0.11)	(0.07)	(0.02)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.89)	(2.00)	(0.10)	(0.34)	(1.86)	(1.91)
Net Asset Value, End of Period	$15.16	$14.97	$18.03	$13.28	$15.33	$16.90
Total Return*	7.30%	(6.97)%	36.67%	(11.58)%	3.93%	7.07%
Net Assets, End of Period (in thousands)	$69,724	$70,035	$97,606	$99,159	$110,404	$198,132
Average Net Assets for the Period (in thousands)	$69,529	$86,513	$91,479	$107,902	$148,179	$209,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	1.02%	1.25%	1.09%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	1.02%	1.25%	1.09%	1.18%
Ratio of Net Investment Income/(Loss)	1.08%	0.70%	0.72%	0.79%	1.07%	0.33%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.74	$17.79	$13.12	$15.14	$16.78	$17.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.16	0.16	0.16	0.20	0.10
Net realized and unrealized gain/(loss)	0.99	(1.16)	4.66	(1.80)	0.12	1.18
Total from Investment Operations	1.09	(1.00)	4.82	(1.64)	0.32	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.08)	(0.15)	(0.15)	(0.17)	(0.06)
Distributions (from capital gains)	(0.77)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(0.94)	(2.05)	(0.15)	(0.38)	(1.96)	(1.95)
Net Asset Value, End of Period	$14.89	$14.74	$17.79	$13.12	$15.14	$16.78
Total Return*	7.45%	(6.72)%	36.95%	(11.31)%	4.22%	7.31%
Net Assets, End of Period (in thousands)	$805,068	$814,391	$1,010,187	$896,622	$1,204,382	$1,431,431
Average Net Assets for the Period (in thousands)	$829,960	$947,426	$971,268	$1,089,574	$1,281,003	$1,566,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.77%	0.99%	0.84%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.99%	0.83%	0.91%
Ratio of Net Investment Income/(Loss)	1.35%	0.96%	1.00%	1.09%	1.30%	0.58%
Portfolio Turnover Rate	26%	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

24	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

26	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

28	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.46%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a

30	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $735.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $437.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,593,872,795	$557,928,871	$ (76,515,214)	$ 481,413,657

32	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	199,623	$ 3,088,122	510,288	$ 8,695,125
Reinvested dividends and distributions	196,023	2,942,303	383,641	6,349,261
Shares repurchased	(440,555)	(6,862,696)	(994,039)	(17,039,440)
Net Increase/(Decrease)	(44,909)	$ (832,271)	(100,110)	$ (1,995,054)
Class C Shares:
Shares sold	72,727	$ 1,081,293	91,873	$ 1,488,405
Reinvested dividends and distributions	29,072	421,842	62,797	1,007,261
Shares repurchased	(74,207)	(1,124,166)	(197,690)	(3,268,624)
Net Increase/(Decrease)	27,592	$ 378,969	(43,020)	$ (772,958)
Class D Shares:
Shares sold	842,933	$ 12,935,773	2,748,541	$ 45,546,718
Reinvested dividends and distributions	2,815,147	41,157,447	5,123,025	82,736,860
Shares repurchased	(2,121,749)	(32,586,492)	(5,067,036)	(84,869,856)
Net Increase/(Decrease)	1,536,331	$ 21,506,728	2,804,530	$ 43,413,722
Class I Shares:
Shares sold	980,939	$ 15,146,973	2,724,019	$ 45,914,498
Reinvested dividends and distributions	846,464	12,400,700	1,976,237	31,995,274
Shares repurchased	(1,638,298)	(25,066,041)	(10,879,166)	(186,643,011)
Net Increase/(Decrease)	189,105	$ 2,481,632	(6,178,910)	$(108,733,239)
Class L Shares:
Shares sold	106	$ 1,620	271	$ 4,692
Reinvested dividends and distributions	16,638	253,234	32,048	537,763
Shares repurchased	(22,487)	(354,138)	(17,855)	(317,626)
Net Increase/(Decrease)	(5,743)	$ (99,284)	14,464	$ 224,829
Class N Shares:
Shares sold	1,011,783	$ 15,369,405	3,760,843	$ 63,661,529
Reinvested dividends and distributions	716,344	10,429,961	3,468,019	55,800,430
Shares repurchased	(2,234,188)	(34,011,658)	(22,731,758)	(368,599,923)
Net Increase/(Decrease)	(506,061)	$ (8,212,292)	(15,502,896)	$(249,137,964)
Class R Shares:
Shares sold	174,017	$ 2,679,063	439,185	$ 7,352,129
Reinvested dividends and distributions	137,432	2,020,246	286,109	4,643,550
Shares repurchased	(293,730)	(4,525,125)	(727,269)	(12,093,341)
Net Increase/(Decrease)	17,719	$ 174,184	(1,975)	$ (97,662)
Class S Shares:
Shares sold	350,760	$ 5,484,366	695,152	$ 11,868,148
Reinvested dividends and distributions	258,120	3,876,964	563,353	9,329,121
Shares repurchased	(687,239)	(10,735,928)	(1,994,406)	(34,596,385)
Net Increase/(Decrease)	(78,359)	$ (1,374,598)	(735,901)	$ (13,399,116)
Class T Shares:
Shares sold	1,079,719	$ 16,720,320	2,694,930	$ 45,420,050
Reinvested dividends and distributions	3,240,578	47,798,527	6,561,448	106,885,982
Shares repurchased	(5,486,614)	(85,077,929)	(10,794,302)	(183,471,720)
Net Increase/(Decrease)	(1,166,317)	$(20,559,082)	(1,537,924)	$ (31,165,688)

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$541,968,495	$ 618,873,476	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	43

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

44	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

46	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	47

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	DECEMBER 31, 2022

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93032 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

Vincent Ahn co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2022		Class D Shares
Class D Shares		With Reimbursement	3.73%
Fiscal Year-to-Date	1.21%	Without Reimbursement	3.73%
1 Year	1.21%	Class T Shares
5 Year	0.93%	With Reimbursement	3.71%
10 Year	0.51%	Without Reimbursement	3.71%
Since Inception (February 14, 1995)	2.04%	Prospectus Expense Ratios
Class T Shares		Class D Shares
Fiscal Year-to-Date	1.20%	Total Annual Fund Operating Expenses‡	0.57%
1 Year	1.20%	Class T Shares
5 Year	0.92%	Total Annual Fund Operating Expenses‡	0.58%
10 Year	0.49%
Since Inception (February 14, 1995)	2.04%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class D Shares	$1,000.00	$1,012.10	$2.89	$1,000.00	$1,022.33	$2.91	0.57%
Class T Shares	$1,000.00	$1,012.00	$2.99	$1,000.00	$1,022.23	$3.01	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Principal Amounts		Value
Certificates of Deposit– 3.8%
Bank of Montreal/Chicago IL, 4.5800%, 3/7/23	$20,000,000	$20,000,000
Commonwealth Bank of Australia/New York NY, 3.7700%, 1/11/23	25,000,000	24,998,429
Total Certificates of Deposit (cost $44,998,429)		44,998,429
Commercial Paper– 35.3%
ANZ New Zealand Int'l Ltd/London, 4.0008%, 1/11/23 (Section 4(2))	20,000,000	19,982,811
Atlantic Asset Securitization LLC, 4.3392%, 1/10/23 (Section 4(2))	21,000,000	20,982,900
Atlantic Asset Securitization LLC, 4.3379%, 1/12/23 (Section 4(2))	25,000,000	24,973,837
Australia & New Zealand Banking Group Ltd, 4.6983%, 3/22/23 (Section 4(2))	10,000,000	9,902,365
Australia & New Zealand Banking Group Ltd, 4.7548%, 4/3/23 (Section 4(2))	20,000,000	19,772,225
BNP Paribas SA/New York NY, 4.4696%, 2/10/23	20,000,000	19,909,162
BNP Paribas SA/New York NY, 4.3738%, 2/15/23	20,000,000	19,899,390
Gotham Funding Corp, 4.2836%, 1/6/23 (Section 4(2))	12,215,000	12,210,790
Gotham Funding Corp, 4.0665%, 1/10/23 (Section 4(2))	18,000,000	17,986,245
Gotham Funding Corp, 4.3607%, 1/17/23 (Section 4(2))	7,990,000	7,976,930
Gotham Funding Corp, 4.3599%, 1/18/23 (Section 4(2))	2,800,000	2,795,094
Gotham Funding Corp, 4.5747%, 2/10/23 (Section 4(2))	9,000,000	8,958,185
JP Morgan Securities LLC, 4.8024%, 2/27/23	10,000,000	9,929,568
Manhattan Asset Funding Co LLC, 4.4124%, 1/13/23 (Section 4(2))	55,000,000	54,934,975
National Bank of Canada, 4.3665%, 1/17/23 (Section 4(2))	15,000,000	14,975,431
Nieuw Amsterdam Receivables Corp BV, 4.3586%, 1/9/23 (Section 4(2))	5,646,000	5,642,042
Nieuw Amsterdam Receivables Corp BV, 4.5070%, 2/21/23 (Section 4(2))	45,000,000	44,734,471
Svenska Handelsbanken AB, 4.2674%, 1/18/23 (Section 4(2))	9,500,000	9,483,699
Swedbank AB, 4.3614%, 1/3/23	10,000,000	10,000,000
Swedbank AB, 4.3081%, 2/2/23	15,000,000	14,948,089
Swedbank AB, 4.4470%, 2/22/23	20,000,000	19,881,151
Toronto-Dominion Bank/The, 4.3050%, 1/4/23 (Section 4(2))	25,000,000	24,997,113
Toronto-Dominion Bank/The, 4.4163%, 3/1/23 (Section 4(2))	20,000,000	19,865,479
Victory Receivables Corp, 4.3612%, 1/18/23 (Section 4(2))	5,402,000	5,392,532
Total Commercial Paper (cost $420,134,484)		420,134,484
U.S. Government Agency Notes– 5.8%
Federal Home Loan Bank Discount Notes:
4.1088%, 1/27/23	10,000,000	9,973,192
4.2075%, 2/1/23	10,000,000	9,966,855
4.2046%, 2/13/23	10,000,000	9,953,203
4.3636%, 2/17/23	10,000,000	9,946,754
4.3482%, 2/24/23	10,000,000	9,938,708
4.4856%, 3/2/23	10,000,000	9,929,555
4.5659%, 3/17/23	10,000,000	9,909,873
Total U.S. Government Agency Notes (cost $69,618,140)		69,618,140
U.S. Treasury Debt– 4.2%
United States Treasury Bill, 3.0287%, 1/3/23	10,000,000	10,000,000
United States Treasury Bill, 4.5449%, 1/5/23	10,000,000	9,998,174
United States Treasury Bill, 4.3184%, 1/12/23	10,000,000	9,990,969
United States Treasury Bill, 4.3894%, 1/19/23	10,000,000	9,982,896
United States Treasury Bill, 4.6151%, 2/9/23	10,000,000	9,958,240
Total U.S. Treasury Debt (cost $49,930,279)		49,930,279
Variable Rate Demand Notes¶– 15.1%
Alper Drive Apts LLC (LOC: The Northern Trust Company), 4.4200%, 8/1/61	8,000,000	8,000,000
Bellevue 10 Apartments LLC (LOC: The Northern Trust Company),
4.4200%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 4.4600%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 4.4600%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 4.3800%, 6/1/38	10,000,000	10,000,000
CG-USA Simi Valley LP (LOC: FHLB of San Francisco), 4.3900%, 10/1/60	6,900,000	6,900,000
County of Eagle CO (LOC: Bank of America NA), 4.4800%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 4.4800%, 5/2/39	8,000,000	8,000,000
Dorfman 2020 Family Trust (LOC: FHLB of Dallas), 4.3800%, 8/1/40	5,285,000	5,285,000
Drummond Family Life Insurance LLC (LOC: FHLB of Dallas), 4.3800%, 6/1/72	14,575,000	14,575,000
Encinitas Senior Living LP (LOC: FHLB of San Francisco), 4.3900%, 8/1/59	3,370,000	3,370,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
4.3800%, 8/1/28	$3,750,000	$3,750,000
GTA Amber Lane LLC (LOC: FHLB of San Francisco), 4.3900%, 9/1/61 (144A)	5,720,000	5,720,000
Jefferson Centerpointe LLC (LOC: FHLB of San Francisco), 4.3900%, 12/1/60	10,485,000	10,485,000
Lodi LV Loca LP (LOC: FHLB of San Francisco), 4.3900%, 8/1/59	13,500,000	13,500,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
4.3800%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB of Dallas), 4.3600%, 12/1/42	9,615,000	9,615,000
New Polaris LLC (LOC: FHLB of Indianapolis), 4.3900%, 12/1/61	5,000,000	5,000,000
Phoenix Realty Special Account-U LP (LOC: The Northern Trust Company),
4.5700%, 4/1/25	1,675,000	1,675,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 4.3800%, 5/1/42	11,645,000	11,645,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 4.4600%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 4.4800%, 7/2/35	5,700,000	5,700,000
Total Variable Rate Demand Notes (cost $180,000,000)		180,000,000
Repurchase Agreementsë– 36.5%
Goldman Sachs & Co, Joint repurchase agreement, 4.1300%, dated 12/30/22, maturing 1/3/23 to be repurchased at $55,025,239 collateralized by $57,044,217 in U.S. Government Agencies 3.0000% - 8.0000%, 12/1/25 - 12/1/52 with a value of $56,100,000	55,000,000	55,000,000
Goldman Sachs & Co, Joint repurchase agreement, 4.1500%, dated 12/30/22, maturing 1/3/23 to be repurchased at $75,034,583 collateralized by $78,217,557 in U.S. Government Agencies 3.5000% - 6.0000%, 3/1/27 - 12/20/52 with a value of $76,500,000	75,000,000	75,000,000
HSBC Securities (USA), Inc, Joint repurchase agreement, 4.2400%, dated 12/30/22, maturing 1/3/23 to be repurchased at $30,014,133 collateralized by $36,265,374 in U.S. Treasuries 0% - 3.8750%, 4/15/23 - 2/15/51 with a value of $30,600,000	30,000,000	30,000,000
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $75,035,500 collateralized by $85,812,734 in U.S. Treasuries 0% - 4.5000%, 4/25/23 - 8/15/51 with a value of $76,536,229	75,000,000	75,000,000
ING Financial Markets LLC, Joint repurchase agreement, 4.2700%, dated 12/30/22, maturing 1/3/23 to be repurchased at $40,018,978 collateralized by $43,616,081 in U.S. Government Agencies 2.0000% - 7.0000%, 9/1/28 - 9/1/57 with a value of $40,819,357	40,000,000	40,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $55,025,728 collateralized by $7,683,591 in U.S. Government Agencies 4.5000%, 11/20/44 - 10/1/52 and $55,129,873 in U.S. Treasuries 0% - 4.4324%, 1/19/23 - 8/15/29 with a value of $56,126,253	55,000,000	55,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $10,004,678 collateralized by $10,882,530 in U.S. Treasuries 0.7500% - 4.4334%, 7/31/23 - 2/15/29 with a value of $10,204,774	10,000,000	10,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2200%, dated 12/30/22, maturing 1/3/23 to be repurchased at $94,544,310 collateralized by $8,984,971 in U.S. Government Agencies 4.0000% - 6.9008%, 4/15/36 - 2/20/50 and $96,674,048 in U.S. Treasuries 0% - 3.6250%, 2/7/23 - 2/15/44 with a value of $96,435,198	94,500,000	94,500,000
Total Repurchase Agreements (cost $434,500,000)		434,500,000
Total Investments (total cost $1,199,181,332) – 100.7%		1,199,181,332
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(8,125,328)
Net Assets – 100%		$1,191,056,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co	$130,000,000	$—	$(130,000,000)	$—
HSBC Securities (USA), Inc	30,000,000	—	(30,000,000)	—
ING Financial Markets LLC	115,000,000	—	(115,000,000)	—
Royal Bank of Canada, NY Branch	159,500,000	—	(159,500,000)	—

Total	$434,500,000	$—	$(434,500,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $5,720,000, which represents 0.5% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2022 is $325,567,124, which represents 27.3% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2022.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$44,998,429	$-
Commercial Paper	-	420,134,484	-
U.S. Government Agency Notes	-	69,618,140	-
U.S. Treasury Debt	-	49,930,279	-
Variable Rate Demand Notes	-	180,000,000	-
Repurchase Agreements	-	434,500,000	-
Total Assets	$-	$1,199,181,332	$-

6	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Assets:
Investments, at value (cost $764,681,332)	$764,681,332
Repurchase agreements, at value (cost $434,500,000)	434,500,000
Cash	151,940
Trustees' deferred compensation	38,509
Receivables:
Fund shares sold	2,622,134
Interest	1,110,448
Total Assets	1,203,104,363
Liabilities:
Payables:	—
Investments purchased	9,200,000
Fund shares repurchased	2,164,416
Administration services fees	384,988
Advisory fees	213,733
Trustees' deferred compensation fees	38,509
Dividends	24,329
Professional fees	21,051
Trustees' fees and expenses	1,333
Total Liabilities	12,048,359
Net Assets	$1,191,056,004
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,191,074,234
Total distributable earnings (loss)	(18,230)
Total Net Assets	$1,191,056,004
Net Assets - Class D Shares	$1,176,034,309
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,176,050,519
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$15,021,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,029,824
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$17,675,461
Other income	1,203
Total Investment Income	17,676,664
Expenses:
Advisory fees	1,207,813
Administration services fees:
Class D Shares	2,146,402
Class T Shares	29,197
Professional fees	22,710
Trustees’ fees and expenses	19,884
Total Expenses	3,426,006
Net Investment Income/(Loss)	14,250,658
Net Realized Gain/(Loss) on Investments:
Investments	(72)
Total Net Realized Gain/(Loss) on Investments	(72)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,250,586

See Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$14,250,658	$12,370
Net realized gain/(loss) on investments	(72)	23,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,250,586	35,549
Dividends and Distributions to Shareholders:
Class D Shares	(14,093,797)	(12,192)
Class T Shares	(180,599)	(176)
Net Decrease from Dividends and Distributions to Shareholders	(14,274,396)	(12,368)
Capital Share Transactions:
Class D Shares	(18,009,085)	44,101,793
Class T Shares	(916,638)	143,044
Net Increase/(Decrease) from Capital Share Transactions	(18,925,723)	44,244,837
Net Increase/(Decrease) in Net Assets	(18,949,533)	44,268,018
Net Assets:
Beginning of period	1,210,005,537	1,165,737,519
End of period	$1,191,056,004	$1,210,005,537

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	0.01	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Distributions (from capital gains)	—(2)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.21%	0.00%	0.00%	1.05%	1.80%	0.92%
Net Assets, End of Period (in thousands)	$1,176,034	$1,194,067	$1,149,942	$1,155,176	$910,866	$840,396
Average Net Assets for the Period (in thousands)	$1,170,245	$1,134,774	$1,202,890	$1,006,448	$886,310	$852,513
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.57%	0.62%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.28%	0.13%	0.53%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	2.39%	0.00%(3)	0.00%(3)	0.98%	1.79%	0.91%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	0.01	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Distributions (from capital gains)	—(2)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.20%	0.00%	0.00%	1.03%	1.79%	0.89%
Net Assets, End of Period (in thousands)	$15,022	$15,939	$15,795	$13,158	$12,045	$12,467
Average Net Assets for the Period (in thousands)	$15,087	$16,109	$14,191	$13,238	$11,795	$13,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.58%	0.59%	0.65%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.28%	0.13%	0.55%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	2.37%	0.00%(3)	0.00%(3)	1.02%	1.76%	0.87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

12	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19

14	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on

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Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is

16	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	203,124,960	$203,124,985	635,233,907	$635,233,909
Reinvested dividends and distributions	13,916,818	13,916,818	7,541	7,541
Shares repurchased	(235,050,887)	(235,050,888)	(591,139,655)	(591,139,657)
Net Increase/(Decrease)	(18,009,109)	$ (18,009,085)	44,101,793	$ 44,101,793
Class T Shares:
Shares sold	12,725,692	$ 12,725,692	45,442,255	$ 45,442,256
Reinvested dividends and distributions	180,569	180,569	181	176
Shares repurchased	(13,822,899)	(13,822,899)	(45,299,388)	(45,299,388)
Net Increase/(Decrease)	(916,638)	$ (916,638)	143,048	$ 143,044

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Money Market Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

22	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

Janus Investment Fund	23

Janus Henderson Money Market Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

24	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	25

Janus Henderson Money Market Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

26	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	27

Janus Henderson Money Market Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

28	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

30	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	31

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	DECEMBER 31, 2022

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93027 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.43%	4.43%
Class A Shares MOP	4.22%	4.22%
Class C Shares**	3.60%	3.60%
Class D Shares	4.60%	4.60%
Class I Shares	4.67%	4.67%
Class N Shares	4.77%	4.77%
Class S Shares	4.25%	3.98%
Class T Shares	4.50%	4.50%
Weighted Average Maturity		5.4 Years
Average Effective Duration***		4.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.1%
AA	29.1%
A	2.3%
BBB	14.2%
BB	14.2%
B	9.7%
CCC	3.8%
CC	0.1%
Not Rated	47.8%
Other	-23.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	61.3%
Mortgage-Backed Securities	27.4%
Corporate Bonds	26.2%
Bank Loans and Mezzanine Loans	7.1%
Investment Companies	2.5%
Convertible Preferred Stocks	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Preferred Stocks	0.2%
Common Stocks	0.0%
Other	(25.4)%
100.0%

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-1.96%	-12.12%	1.17%	2.66%	0.90%	0.90%
Class A Shares at MOP	-6.66%	-16.33%	0.19%	2.10%
Class C Shares at NAV	-2.31%	-12.75%	0.41%	1.90%	1.68%	1.68%
Class C Shares at CDSC	-3.26%	-13.59%	0.41%	1.90%
Class D Shares	-1.88%	-11.98%	1.34%	2.82%	0.74%	0.74%
Class I Shares	-1.85%	-11.93%	1.42%	2.92%	0.69%	0.69%
Class N Shares	-1.80%	-11.85%	1.48%	2.97%	0.59%	0.59%
Class S Shares	-2.07%	-12.31%	1.11%	2.59%	1.45%	1.14%
Class T Shares	-1.92%	-12.06%	1.26%	2.73%	0.84%	0.84%
Bloomberg U.S. Aggregate Bond Index	-2.97%	-13.01%	0.02%	1.20%
Morningstar Quartile - Class I Shares	-	3rd	2nd	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	227/346	83/273	27/204

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

2	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$980.40	$4.64	$1,000.00	$1,020.52	$4.74	0.93%
Class C Shares	$1,000.00	$976.90	$8.17	$1,000.00	$1,016.94	$8.34	1.64%
Class D Shares	$1,000.00	$981.20	$3.85	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$981.50	$3.60	$1,000.00	$1,021.58	$3.67	0.72%
Class N Shares	$1,000.00	$982.00	$3.15	$1,000.00	$1,022.03	$3.21	0.63%
Class S Shares	$1,000.00	$979.30	$5.74	$1,000.00	$1,019.41	$5.85	1.15%
Class T Shares	$1,000.00	$980.80	$4.29	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 61.3%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$1,039,238
ACC Auto Trust 2021-A C, 3.7900%, 4/15/27 (144A)	6,000,000	5,727,149
ACC Auto Trust 2021-A D, 6.1000%, 6/15/29 (144A)	3,700,000	3,465,267
ACM Auto Trust 2022-1A C, 5.4800%, 4/20/29 (144A)	8,250,000	8,046,700
AGL CLO 1 Ltd 2021-10A D,
ICE LIBOR USD 3 Month + 2.9000%, 6.9791%, 4/15/34 (144A)‡	8,000,000	7,460,984
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	6,926,237	6,592,197
Apidos CLO 2013-15A A1RR,
ICE LIBOR USD 3 Month + 1.0100%, 5.2526%, 4/20/31 (144A)‡	4,209,000	4,153,248
Avis Budget Rental Car Funding AESOP LLC 2018-2A D, 3.0400%, 3/20/25 (144A)	13,000,000	12,201,039
Avis Budget Rental Car Funding AESOP LLC 2019-2A D, 3.0400%, 9/22/25 (144A)	5,000,000	4,638,020
Avis Budget Rental Car Funding AESOP LLC 2021-1A D, 3.7100%, 8/20/27 (144A)	6,000,000	4,924,053
BAMLL Commercial Mortgage Securities Trust 2014-FRR4 CK29,
0%, 5/27/23 (144A)◊	15,370,000	14,586,994
Benefit Street Partners CLO Ltd 2016-10A CRR,
ICE LIBOR USD 3 Month + 3.5000%, 7.7426%, 4/20/34 (144A)‡	6,750,000	6,238,222
BlueMountain CLO XXVI Ltd 2019-25A D2R,
ICE LIBOR USD 3 Month + 4.1500%, 8.2291%, 7/15/36 (144A)‡	6,250,000	5,582,138
BlueMountain CLO XXVI Ltd 2021-28A A,
ICE LIBOR USD 3 Month + 1.2600%, 5.3391%, 4/15/34 (144A)‡	5,000,000	4,890,800
BPR Trust 2022-OANA D,
CME Term SOFR 1 Month + 3.6950%, 8.0306%, 4/15/37 (144A)‡	15,000,000	13,752,480
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	3,907,072	3,474,238
Business Jet Securities LLC 2021-1A B, 2.9180%, 4/15/36 (144A)	2,125,918	1,801,834
Business Jet Securities LLC 2021-1A C, 5.0670%, 4/15/36 (144A)	1,972,895	1,731,294
Business Jet Securities LLC 2022-1A C, 6.4130%, 6/15/37 (144A)	4,275,775	3,966,540
BX Commercial Mortgage Trust 2019-MMP F,
ICE LIBOR USD 1 Month + 2.7921%, 7.1101%, 8/15/36 (144A)‡	12,935,269	12,299,936
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 2.7645%, 7.1001%, 10/15/36 (144A)‡	15,440,250	14,723,316
BX Commercial Mortgage Trust 2021-21M E,
ICE LIBOR USD 1 Month + 2.1710%, 6.4890%, 10/15/36 (144A)‡	6,705,104	6,147,904
BX Commercial Mortgage Trust 2021-ARIA E,
ICE LIBOR USD 1 Month + 2.2445%, 6.5625%, 10/15/36 (144A)‡	10,000,000	9,098,076
BX Commercial Mortgage Trust 2021-ARIA F,
ICE LIBOR USD 1 Month + 2.5935%, 6.9115%, 10/15/36 (144A)‡	10,000,000	9,096,650
BX Commercial Mortgage Trust 2021-LBA EJV,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 2/15/36 (144A)‡	11,200,000	10,096,653
BX Commercial Mortgage Trust 2021-LBA EV,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 2/15/36 (144A)‡	9,000,000	8,113,383
BX Commercial Mortgage Trust 2021-SOAR F,
ICE LIBOR USD 1 Month + 2.3500%, 6.6680%, 6/15/38 (144A)‡	7,129,989	6,589,789
BX Commercial Mortgage Trust 2021-SOAR J,
ICE LIBOR USD 1 Month + 3.7500%, 8.0680%, 6/15/38 (144A)‡	9,229,088	8,233,049
BX Commercial Mortgage Trust 2021-VINO G,
ICE LIBOR USD 1 Month + 3.9523%, 8.2703%, 5/15/38 (144A)‡	12,000,000	11,019,073
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 6.7179%, 9/15/36 (144A)‡	8,440,000	7,779,236
BX Commercial Mortgage Trust 2021-VOLT G,
ICE LIBOR USD 1 Month + 2.8500%, 7.1679%, 9/15/36 (144A)‡	6,000,000	5,497,031
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.0848%, 4/15/39 (144A)‡	10,000,000	9,208,345
Carlyle Global Markets Strategies 2012-3A CR2,
ICE LIBOR USD 3 Month + 3.5000%, 7.5109%, 1/14/32 (144A)‡	4,139,000	3,520,551
CarMax Auto Owner Trust 2022-3 D, 6.2000%, 1/16/29	6,250,000	6,040,681
Carvana Auto Receivables Trust 2019-2A XS, 0%, 4/15/26 (144A)‡,¤	89,141,764	305,756
Carvana Auto Receivables Trust 2019-4A XS, 0%, 10/15/26 (144A)‡,¤	64,110,385	275,675
Carvana Auto Receivables Trust 2021-N3 E, 3.1600%, 6/12/28 (144A)	12,890,000	10,896,945
Carvana Auto Receivables Trust 2021-N4 N, 2.9900%, 9/11/28 (144A)	36,502	36,477
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	215,295	150,706

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	$3,830,196		$1,628,797
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 5.6726%, 1/20/34 (144A)‡	6,000,000		5,885,106
CBAM CLO Management 2021-14A A,
ICE LIBOR USD 3 Month + 1.1000%, 5.3426%, 4/20/34 (144A)‡	15,000,000		14,568,900
CBAM CLO Management 2021-14A D,
ICE LIBOR USD 3 Month + 3.1000%, 7.3426%, 4/20/34 (144A)‡	10,000,000		8,418,370
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	23,417,424		22,698,975
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	21,915,598		20,761,508
Chase Auto Credit Linked Note 2021-3 E, 2.1020%, 2/26/29 (144A)	1,199,830		1,099,276
Chase Auto Credit Linked Notes 2021-1 E, 2.3650%, 9/25/28 (144A)	1,364,638		1,284,680
Chase Auto Credit Linked Notes 2021-1 F, 4.2800%, 9/25/28 (144A)	3,337,000		2,900,654
Chase Mortgage Finance Corp 2021-CL1 M4,
US 30 Day Average SOFR + 2.6500%, 6.5777%, 2/25/50 (144A)‡	2,500,158		2,042,128
Chase Mortgage Finance Corp 2021-CL1 M5,
US 30 Day Average SOFR + 3.2500%, 7.1777%, 2/25/50 (144A)‡	1,000,187		789,465
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 6.7266%, 4/19/29 (144A)‡	2,097,500		1,886,835
CIFC Funding Ltd 2016-1A D2RR,
ICE LIBOR USD 3 Month + 4.2500%, 8.5276%, 10/21/31 (144A)‡	5,000,000		4,615,165
CIM Retail Portfolio Trust 2021-RETL E,
ICE LIBOR USD 1 Month + 3.7500%, 8.0680%, 8/15/36 (144A)‡	3,900,000		3,765,765
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	5,380,506		5,066,210
Citigroup Commercial Mortgage Trust 2018-C5, 0.6732%, 6/10/51‡,¤	32,965,535		1,017,779
Citigroup Commercial Mortgage Trust 2021-PRM2 E,
ICE LIBOR USD 1 Month + 2.4000%, 6.7180%, 10/15/36 (144A)‡	2,000,000		1,881,170
Citigroup Commercial Mortgage Trust 2021-PRM2 F,
ICE LIBOR USD 1 Month + 3.7500%, 8.0680%, 10/15/36 (144A)‡	6,000,000		5,657,158
Citigroup Commercial Mortgage Trust 2021-PRM2 G,
ICE LIBOR USD 1 Month + 4.5000%, 8.8180%, 10/15/36 (144A)‡	6,000,000		5,500,823
Citigroup Commercial Mortgage Trust 2021-PRM2 J,
ICE LIBOR USD 1 Month + 5.4000%, 9.7180%, 10/15/36 (144A)‡	6,000,000		5,545,565
Coinstar Funding LLC 2017-1A A2, 5.2160%, 4/25/47 (144A)	12,743,325		9,749,663
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 7.8103%, 11/15/37 (144A)‡	12,828,026		12,226,584
Cologix Data Centers Issuer LLC 2022-1CAN A2, 4.9400%, 1/25/52 (144A)	5,000,000	CAD	3,369,294
COLT Funding LLC 2021-3R B1, 3.5630%, 12/25/64 (144A)‡	2,547,000		1,570,395
Commercial Mortgage Pass-through Certificate 2022-LPF2 E,
CME Term SOFR 1 Month + 5.9400%, 10.2756%, 10/15/39 (144A)‡	1,500,000		1,483,633
Commercial Mortgage Pass-through Certificates 2022-LPF2 D,
CME Term SOFR 1 Month + 4.1920%, 8.5276%, 10/15/39 (144A)‡	5,000,000		4,989,385
Conn Funding II LP 2021-A B, 2.8700%, 5/15/26 (144A)	3,140,000		3,087,279
Connecticut Avenue Securities Trust 2017-C05 1M2C,
ICE LIBOR USD 1 Month + 2.2000%, 6.5887%, 1/25/30‡	11,211,032		10,899,406
Connecticut Avenue Securities Trust 2018-C05 1B1,
ICE LIBOR USD 1 Month + 4.2500%, 8.6387%, 1/25/31‡	5,692,259		5,904,130
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 8.7387%, 4/25/31 (144A)‡	4,000,000		4,078,368
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 6.6887%, 8/25/31 (144A)‡	80,805		80,649
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 8.5387%, 8/25/31 (144A)‡	26,683,000		26,942,715
Connecticut Avenue Securities Trust 2019-R03 1B1,
ICE LIBOR USD 1 Month + 4.1000%, 8.4887%, 9/25/31 (144A)‡	15,690,995		15,686,784
Connecticut Avenue Securities Trust 2019-R04 2B1,
ICE LIBOR USD 1 Month + 5.2500%, 9.6387%, 6/25/39 (144A)‡	5,142,928		5,271,721
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 4.1000%, 8.4887%, 7/25/39 (144A)‡	8,320,724		8,404,364
Connecticut Avenue Securities Trust 2021-R01 1M1,
US 30 Day Average SOFR + 0.7500%, 4.6777%, 10/25/41 (144A)‡	948,783		940,551

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2021-R02 2B1,
US 30 Day Average SOFR + 3.3000%, 7.2277%, 11/25/41 (144A)‡	$7,600,000	$7,203,895
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 7.0777%, 12/25/41 (144A)‡	13,477,000	12,649,530
Connecticut Avenue Securities Trust 2022-R02 2B1,
US 30 Day Average SOFR + 4.5000%, 8.4277%, 1/25/42 (144A)‡	17,053,000	16,078,969
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 3/25/42 (144A)‡	11,175,441	11,148,525
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 6.9680%, 5/15/36 (144A)‡	14,200,000	13,643,780
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 7.8180%, 12/15/35 (144A)‡	15,000,000	14,927,801
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.2873%, 4/15/23 (144A)‡	11,376,952	11,047,478
CSAIL 2021-C20 XA, 1.0440%, 3/15/54‡,¤	58,661,027	3,313,205
DBCCRE Mortgage Trust 2014-ARCP D, 4.9345%, 1/10/34 (144A)‡	1,000,000	938,603
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	2,848,000	2,548,374
DBCCRE Mortgage Trust 2014-ARCP F, 4.9345%, 1/10/34 (144A)‡	11,442,000	10,129,319
Diamond Infrastructure Funding LLC 2021-1A B, 2.3550%, 4/15/49 (144A)	4,000,000	3,264,358
Diamond Infrastructure Funding LLC 2021-1A C, 3.4750%, 4/15/49 (144A)	3,420,000	2,647,595
Diamond Issuer LLC 2021-1A C, 3.7870%, 11/20/51 (144A)	5,000,000	3,920,384
Diamond Resorts Owner Trust 2021-1A D, 3.8300%, 11/21/33 (144A)	625,190	563,648
DROP Mortgage Trust 2021-FILE D,
ICE LIBOR USD 1 Month + 2.7500%, 7.0700%, 10/15/43 (144A)‡	15,000,000	13,282,752
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, 7.6937%, 1/18/32 (144A)‡	6,000,000	5,401,758
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,163,638	684,181
Elmwood CLO VIII Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.2400%, 5.4826%, 1/20/34 (144A)‡	5,000,000	4,894,790
Elmwood CLO VIII Ltd 2021-1A D,
ICE LIBOR USD 3 Month + 3.0000%, 7.2426%, 1/20/34 (144A)‡	3,000,000	2,837,637
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	6,794,000	6,836,521
Exeter Automobile Receivables Trust 2022-6A E, 11.6100%, 6/17/30 (144A)	3,000,000	3,020,542
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 7.1680%, 7/15/38 (144A)‡	5,164,057	4,915,981
Extended Stay America Trust 2021-ESH F,
ICE LIBOR USD 1 Month + 3.7000%, 8.0180%, 7/15/38 (144A)‡	9,625,255	9,035,867
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	4,000,000	3,733,079
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 9.6785%, 10/25/40‡	588,203	963,890
Fannie Mae REMICS, 3.0000%, 5/25/48	15,523	14,004
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 1.6613%, 8/25/48‡,¤	7,136,925	750,049
Flagship Credit Auto Trust 2022-4 E, 12.6600%, 1/15/30 (144A)	5,000,000	5,175,508
Flagstar Mortgage Trust 2021-13IN A17, 3.0000%, 12/30/51 (144A)‡	16,002,824	13,036,883
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	41,225,844	34,405,940
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,230,893
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 B1,
US 30 Day Average SOFR + 7.7500%, 11.2969%, 1/25/51 (144A)‡	1,000,000	920,719
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M2,
US 30 Day Average SOFR + 3.7500%, 7.2969%, 1/25/51 (144A)‡	2,000,000	1,783,348
Freddie Mac Multifamily Structured Credit Risk 2021-MN3 M2,
US 30 Day Average SOFR + 4.0000%, 7.5208%, 11/25/51 (144A)‡	10,000,000	8,705,043
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA2 B1,
ICE LIBOR USD 1 Month + 3.7000%, 8.0887%, 12/25/30 (144A)‡	5,607,000	5,602,466
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA3 B1,
ICE LIBOR USD 1 Month + 5.1000%, 9.4887%, 6/25/50 (144A)‡	5,688,316	5,926,917
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 9.6387%, 9/25/50 (144A)‡	8,939,000	9,149,283
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 7.9277%, 11/25/50 (144A)‡	5,441,430	5,238,798

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA1 B1,
US 30 Day Average SOFR + 2.6500%, 6.5777%, 1/25/51 (144A)‡	$7,550,000	$6,783,495
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 B2,
US 30 Day Average SOFR + 6.0000%, 9.9277%, 8/25/33 (144A)‡	12,308,000	10,099,800
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/33 (144A)‡	1,483,000	1,466,546
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA3 B2,
US 30 Day Average SOFR + 6.2500%, 10.1777%, 10/25/33 (144A)‡	20,836,000	17,104,571
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA5 B1,
US 30 Day Average SOFR + 3.0500%, 6.9777%, 1/25/34 (144A)‡	6,624,000	5,971,979
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 6.0920%, 3/25/25 (144A)‡	423,688	403,293
FREMF Mortgage Trust 2018-KL2P BPZ,
ICE LIBOR USD 1 Month + 2.5000%, 6.6420%, 1/25/28 (144A)‡	5,597,272	5,499,769
FREMF Mortgage Trust 2018-KSW4 C,
ICE LIBOR USD 1 Month + 5.0000%, 9.1420%, 10/25/28‡	6,175,672	5,773,825
FREMF Mortgage Trust 2019-KF70 C,
ICE LIBOR USD 1 Month + 6.0000%, 10.1420%, 9/25/29 (144A)‡	19,544,330	18,122,044
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 6.2420%, 11/25/26 (144A)‡	2,774,713	2,612,798
Gam Resecuritization Trust 2021-FRR2 BK74, 0%, 9/27/51 (144A)◊	11,000,000	7,124,242
Gam Resecuritization Trust 2021-FRR2 CK74, 0%, 9/27/51 (144A)◊	18,068,494	11,092,348
GCAT 2022-INV1 A26, 3.0000%, 12/25/51 (144A)‡	17,292,483	14,031,964
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 1.1971%, 1/20/44‡,¤	370,865	30,328
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 1.8237%, 10/16/55‡,¤	505,447	31,855
Government National Mortgage Association, 0.2848%, 1/16/60‡,¤	12,552,183	354,554
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 7.0500%, 12/15/36 (144A)‡	19,500,000	18,463,547
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 7.4490%, 12/15/36 (144A)‡	3,899,000	3,672,693
GS Mortgage Securities Trust 2017-SLP F, 4.5913%, 10/10/32 (144A)‡	6,500,000	6,071,557
GS Mortgage Securities Trust 2017-SLP G, 4.5913%, 10/10/32 (144A)‡	1,831,000	1,626,548
GS Mortgage Securities Trust 2022-SHIP D,
CME Term SOFR 1 Month + 1.6069%, 5.9425%, 8/15/36 (144A)‡	20,000,000	19,391,374
Hertz Vehicle Financing LLC 2021-1A D, 3.9800%, 12/26/25 (144A)	15,000,000	13,331,695
HGI CRE CLO Ltd 2021-FL1 D,
ICE LIBOR USD 1 Month + 2.3500%, 6.6763%, 6/16/36 (144A)‡	5,000,000	4,616,862
Hilton Grand Vacations Trust 2022-1D D, 6.7900%, 6/20/34 (144A)	2,392,727	2,240,488
Home Partners of America Trust 2021-2 F, 3.7990%, 12/17/26 (144A)	19,444,588	16,220,634
Home Partners of America Trust 2021-3 F, 4.2420%, 1/17/41 (144A)	4,673,195	3,837,266
Hotwire Funding LLC 2021-1 C, 4.4590%, 11/20/51 (144A)	3,000,000	2,560,015
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	10,000,000	9,194,438
JP Morgan Chase Commercial Mortgage Sec Trust 2021-NYAH E,
ICE LIBOR USD 1 Month + 1.8400%, 6.1580%, 6/15/38 (144A)‡	5,000,000	4,726,733
JP Morgan Chase Commercial Mortgage Sec Trust 2022-NLP D,
CME Term SOFR 1 Month + 2.1664%, 6.5020%, 4/15/37 (144A)‡	19,210,579	17,399,850
Kayne CLO 10 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1700%, 5.4946%, 4/23/34 (144A)‡	12,500,000	12,208,637
LCM LP XIV, ICE LIBOR USD 3 Month + 1.0400%, 5.2826%, 7/20/31 (144A)‡	4,640,000	4,551,139
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	3,726,669	3,580,048
Lendbuzz Securitization Trust 2021-1A A, 5.9900%, 12/15/28 (144A)‡	5,594,000	5,358,147
LFS LLC 2022-A B, 8.0000%, 5/15/34 (144A)	4,000,000	3,559,383
Life Financial Services Trust 2021-BMR E,
ICE LIBOR USD 1 Month + 1.7500%, 6.0680%, 3/15/38 (144A)‡	17,693,463	16,707,103
Life Financial Services Trust 2022-BMR2 D,
CME Term SOFR 1 Month + 2.5419%, 6.8775%, 5/15/39 (144A)‡	10,000,000	9,569,136
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	6,317,933	6,205,747

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Longfellow Place CLO Ltd 2013-1A DRR,
ICE LIBOR USD 3 Month + 4.5000%, 8.5791%, 4/15/29 (144A)‡	$3,000,000	$2,842,389
LUXE Commercial Mortgage Trust 2021-TRIP E,
ICE LIBOR USD 1 Month + 2.7500%, 7.0680%, 10/15/38 (144A)‡	8,000,000	7,328,612
LUXE Commercial Mortgage Trust 2021-TRIP F,
ICE LIBOR USD 1 Month + 3.2500%, 7.5680%, 10/15/38 (144A)‡	8,000,000	7,006,910
Luxury Lease Partners Auto Trust 2021-ARC2 A, 3.0000%, 7/15/27 (144A)	1,638,989	1,598,952
Madison Park Funding Ltd 2016-22A DR,
ICE LIBOR USD 3 Month + 3.5000%, 7.5791%, 1/15/33 (144A)‡	8,500,000	7,836,099
Madison Park Funding Ltd 2018-32A A1R,
ICE LIBOR USD 3 Month + 1.0000%, 3.7590%, 1/22/31 (144A)‡	10,000,000	9,842,340
Madison Park Funding Ltd 2018-32A DR,
ICE LIBOR USD 3 Month + 3.2000%, 7.5246%, 1/22/31 (144A)‡	7,000,000	6,523,713
MBRT 2019-MBR H1,
ICE LIBOR USD 1 Month + 4.3500%, 8.6680%, 11/15/36 (144A)‡	5,000,000	4,776,063
MBRT 2019-MBR H2,
ICE LIBOR USD 1 Month + 5.3000%, 9.6180%, 11/15/36 (144A)‡	1,950,000	1,844,990
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 11/15/38 (144A)‡	18,386,000	17,405,069
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	7,733,000	7,121,469
MED Trust 2021-MDLN G,
ICE LIBOR USD 1 Month + 5.2500%, 9.5680%, 11/15/38 (144A)‡	15,000,000	13,707,336
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	3,547,498	2,833,164
Mercury Financial Credit Card Master Trust 2021-1A B,
2.3300%, 3/20/26 (144A)	5,000,000	4,633,771
Mercury Financial Credit Card Master Trust 2021-1A C,
4.2100%, 3/20/26 (144A)	4,000,000	3,660,051
MHC Commercial Mortgage Trust 2021-MHC E,
ICE LIBOR USD 1 Month + 2.1010%, 6.4190%, 4/15/38 (144A)‡	3,000,000	2,832,126
MHC Commercial Mortgage Trust 2021-MHC G,
ICE LIBOR USD 1 Month + 3.2010%, 7.5190%, 4/15/38 (144A)‡	10,620,000	9,727,210
Mission Lane Credit Card Master Trust 2021-A B, 2.2400%, 9/15/26 (144A)	3,000,000	2,803,037
Mission Lane Credit Card Master Trust 2021-A C, 4.7500%, 9/15/26 (144A)	5,000,000	4,655,480
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 7.6387%, 10/25/49 (144A)‡	17,692,408	15,988,935
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 8.1387%, 3/25/50 (144A)‡	15,446,000	14,130,296
Multifamily Connecticut Avenue Securities Trust 2020-01 CE,
ICE LIBOR USD 1 Month + 7.5000%, 11.8887%, 3/25/50 (144A)‡	2,000,000	1,872,057
MVW Owner Trust 2021-1WA D, 3.1700%, 1/22/41 (144A)	2,243,450	1,990,522
NBC Funding LLC 2021-1 B, 4.9700%, 7/30/51 (144A)	3,000,000	2,487,374
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 7.1739%, 1/28/30 (144A)‡	6,000,000	5,415,084
New Residential Mortgage Loan Trust 2022-SFR1 F, 4.4430%, 2/17/39 (144A)	10,500,000	8,780,545
NW Re-Remic Trust 2021-FRR1 BK88, 2.6724%, 12/18/51 (144A)‡	20,000,000	15,345,756
Oak Hill Credit Partners 2012-7A AR3,
ICE LIBOR USD 3 Month + 1.0700%, 5.7454%, 2/20/34 (144A)‡	5,000,000	4,881,645
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000	3,844,509
Oak Street Investment Grade Net Lease Fund 2021-1A B1,
4.2300%, 1/20/51 (144A)	2,400,000	2,082,696
Oasis Securitization 2021-1A A, 2.5792%, 2/15/33 (144A)	1,035,054	1,019,927
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	4,464,996	4,354,254
Oasis Securitization 2021-2A B, 5.1470%, 10/15/33 (144A)	4,465,760	4,355,866
Oasis Securitization 2022-2A B, 8.8500%, 10/15/34 (144A)	9,760,316	9,634,598
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 5.7830%, 4/24/29 (144A)‡	6,000,000	5,850,696
Octagon Investment Partners 42 Ltd 2019-3A AR,
ICE LIBOR USD 3 Month + 1.1400%, 5.2191%, 7/15/34 (144A)‡	10,000,000	9,738,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Octagon Investment Partners XXI Ltd 2014-1A AAR3,
ICE LIBOR USD 3 Month + 1.0000%, 3.9051%, 2/14/31 (144A)‡	$8,000,000	$7,861,584
Ondeck Asset Securitization Trust LLC 2021-1A C, 2.9700%, 5/17/27 (144A)	3,000,000	2,738,018
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	5,358,778	4,284,195
Pagaya AI Debt Selection Trust 2021-1 CERT, 0%, 11/15/27 (144A)‡,¤	1,846,154	411,877
Pagaya AI Debt Selection Trust 2022-1 C, 4.8880%, 10/15/29 (144A)	3,679,513	3,076,121
Palmer Square Loan Funding 2022-5A C,
CME Term SOFR 3 Month + 3.9100%, 0%, 1/15/31 (144A)‡	7,000,000	6,705,426
Pawnee Equipment Receivables 2022-1 D, 7.2300%, 7/17/28 (144A)	5,000,000	5,036,170
Pawnee Equipment Receivables 2022-1 E, 9.5000%, 9/17/29 (144A)	5,379,000	5,225,631
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,467,000	4,402,198
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	6,165,000	5,921,579
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,188,178
Point Securitization Trust 2021-1 A1, 3.2282%, 2/25/52 (144A)‡	5,565,592	5,323,109
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	9,350,557	8,407,912
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	11,469,705	10,389,082
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	7,587,480	7,089,993
Pretium Mortgage Credit Partners LLC 2021-RN4 A1, 2.4871%, 10/25/51 (144A)‡	17,101,137	14,997,515
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	10,500,000	8,410,896
PRIMA Capital Ltd 2021-9A C,
ICE LIBOR USD 1 Month + 2.3500%, 6.2886%, 12/15/37 (144A)‡	15,000,000	13,916,850
Progress Residential Trust 2021-SFR11 F, 4.4200%, 1/17/39 (144A)	4,885,000	3,773,198
Progress Residential Trust 2022-SFR1 F, 4.8800%, 2/17/41 (144A)	9,000,000	6,979,493
Progress Residential Trust 2022-SFR3 F, 6.6000%, 4/17/39 (144A)	2,500,000	2,217,461
Project Silver, 6.9000%, 7/15/44 (144A)‡	898,315	352,323
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	10,573,424	7,689,830
Sand Trust 2021-1A D,
ICE LIBOR USD 3 Month + 3.5500%, 7.6291%, 10/15/34 (144A)‡	8,000,000	7,221,368
Santander Bank Auto Credit-Linked Notes 2022-B E, 8.6810%, 8/16/32 (144A)	4,701,332	4,680,433
Santander Bank Auto Credit-Linked Notes 2022-C E, 11.3660%, 12/15/32 (144A)	4,500,000	4,498,262
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,439,921
Santander Consumer Auto Receivables Trust 2021-AA E,
3.2800%, 3/15/27 (144A)	1,750,000	1,622,986
SEB Funding LLC 2021-1A A2, 4.9690%, 1/30/52 (144A)	21,692,633	18,364,029
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	2,284,097	2,175,599
Sierra Receivables Funding Co LLC 2021-1A D, 3.1700%, 11/20/37 (144A)	4,919,366	4,467,704
Sierra Receivables Funding Co LLC 2022-3A C, 7.6300%, 7/20/39 (144A)	2,233,207	2,225,705
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,346,338	1,256,175
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	2,325,371	2,141,612
SMRT 2022-MINI E, CME Term SOFR 1 Month + 2.7000%, 7.0360%, 1/15/39 (144A)‡	7,000,000	6,404,967
Sprite Limited 2021-1 B, 5.1000%, 11/15/46 (144A)	5,409,120	4,302,100
Sprite Limited 2021-1 C, 8.8350%, 11/15/46 (144A)	5,071,440	4,154,392
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,144,706
Symphony CLO Ltd 2012-9A D2R2,
ICE LIBOR USD 3 Month + 4.1000%, 8.1791%, 7/16/32 (144A)‡	11,000,000	9,840,787
Symphony CLO Ltd 2014-15A DR2,
ICE LIBOR USD 3 Month + 4.0000%, 6.7403%, 1/17/32 (144A)‡	2,000,000	1,751,008
Tesla Auto Lease Trust 2021-A E, 2.6400%, 3/20/25 (144A)	3,850,000	3,600,590
Theorem Funding Trust 2022-3A A, 7.6000%, 4/15/29 (144A)	9,416,800	9,414,835
Thrust Engine Leasing 2021-1A A, 4.1630%, 7/15/40 (144A)	9,466,889	6,953,519
Thunderbolt Aircraft Lease Ltd 2017-A B, 5.7500%, 5/17/32 (144A)Ç	2,354,539	1,685,382
TPI Re-Remic Trust 2022-FRR1 DK33, 0%, 7/25/46 (144A)◊	2,237,000	2,077,837
TPI Re-Remic Trust 2022-FRR1 DK34, 0%, 7/25/46 (144A)◊	5,124,000	4,759,426
TPI Re-Remic Trust 2022-FRR1 DK35, 0%, 8/25/46 (144A)◊	2,639,000	2,451,234
TPI Re-Remic Trust 2022-FRR1 EK34, 0%, 7/25/46 (144A)◊	5,000,000	4,603,568
Tricolor Auto Securitization Trust 2022-1A E, 7.7900%, 8/16/27 (144A)	10,870,000	10,583,197
TVEST LLC 2021-A B, 0%, 9/15/33 (144A)	6,550,000	4,892,064
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	6,438,162	6,423,377
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	14,117,618	14,043,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Upstart Securitization Trust 2020-3 B, 3.0140%, 11/20/30 (144A)	$4,270,374		$4,239,171
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	20,527,000		19,833,452
Upstart Securitization Trust 2021-1 B, 1.8900%, 3/20/31 (144A)	5,300,000		5,193,553
Upstart Securitization Trust 2021-1 C, 4.0600%, 3/20/31 (144A)	3,250,000		2,986,653
VASA Trust 2021-VASA D,
ICE LIBOR USD 1 Month + 2.1000%, 6.4180%, 7/15/39 (144A)‡	7,000,000		6,437,824
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 8.2180%, 7/15/39 (144A)‡	5,500,000		4,773,807
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,750,000		5,157,044
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	6,000,000		5,364,083
Voya CLO Ltd 2014-4A CR2,
ICE LIBOR USD 3 Month + 3.3500%, 5.8330%, 7/14/31 (144A)‡	7,000,000		5,911,801
Wells Fargo Commercial Mortgage Trust 2021-C61 XA, 1.3693%, 11/15/54‡,¤	81,397,511		5,988,306
Westgate Resorts 2018-4A C,
ICE LIBOR USD 3 Month + 3.3000%, 7.6584%, 10/25/31 (144A)‡	2,000,000		1,880,440
Westgate Resorts 2022-1A D, 3.8380%, 8/20/36 (144A)	3,001,825		2,769,785
Westlake Automobile Receivable Trust 2020-3A F, 5.1100%, 5/17/27 (144A)	7,000,000		6,795,437
Westlake Automobile Receivable Trust 2021-3A E, 3.4200%, 4/15/27 (144A)	5,000,000		4,315,605
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	5,487,497		3,676,959
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	1,577,551		1,041,972
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 6.5291%, 1/16/31 (144A)‡	1,250,000		1,228,280
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 5.6391%, 1/16/31 (144A)‡	3,058,485		3,022,019
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,806,074,996)			1,647,217,266
Bank Loans and Mezzanine Loans– 7.1%
Basic Industry – 0.6%
Aruba Investments Holdings LLC,
ICE LIBOR USD 1 Month + 7.7500%, 12.1387%, 11/24/28‡	5,786,000		5,236,330
Herens US Holdco Corp, ICE LIBOR USD 3 Month + 4.0000%, 8.7299%, 7/3/28‡	7,577,594		6,941,380
INEOS US Petrochem LLC, ICE LIBOR USD 1 Month + 2.7500%, 7.1336%, 1/29/26‡	3,567,670		3,507,873
			15,685,583
Brokerage – 0.3%
Citadel Securities LP, CME Term SOFR 1 Month + 2.5000%, 6.7009%, 2/2/28‡	7,311,226		7,177,736
Capital Goods – 1.0%
Arcline FM Holdings LLC,
ICE LIBOR USD 3 Month + 8.2500%, 12.9799%, 6/25/29‡	12,859,010		11,315,929
PECF USS Intermediate Holding III Corp,
ICE LIBOR USD 1 Month + 4.2500%, 8.6336%, 12/15/28‡	10,617,342		8,844,972
Standard Industries Inc, ICE LIBOR USD 3 Month + 2.5000%, 6.4251%, 9/22/28‡	7,913,865		7,809,323
			27,970,224
Communications – 0.2%
Directv Financing LLC, ICE LIBOR USD 1 Month + 5.0000%, 9.3836%, 8/2/27‡	6,017,092		5,993,557
Construction Materials – 0%
Summit Materials LLC, CME Term SOFR 1 Month + 3.0000%, 7.2254%, 12/14/27ƒ,‡	711,000		710,111
Consumer Cyclical – 2.5%
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 10.9147%, 4/23/24ƒ,‡	4,502,490		2,386,320
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 12.5573% (12.39% Cash or 12.56% PIK), 4/23/24‡,Ø,¢	1,521		1,521
Caesars Resort Collection LLC,
ICE LIBOR USD 1 Month + 3.5000%, 7.8836%, 7/21/25‡	6,583,507		6,590,450
Flutter Financing BV, CME Term SOFR 1 Month + 3.2500%, 5.8737%, 7/22/28ƒ,‡	8,713,513		8,663,933
Loire Finco Luxembourg, EURIBOR 12 Month + 3.0000%, 4.6480%, 4/21/27‡	2,660,000	EUR	2,611,316
LSF9 Atlantis Holdings LLC,
CME Term SOFR 1 Month + 7.2500%, 11.3794%, 3/31/29ƒ,‡	8,900,000		8,628,550
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 11.1336%, 7/20/29‡	7,907,942		7,169,894
Olaplex Inc, CME Term SOFR 3 Month + 3.5000%, 7.9234%, 2/23/29‡	6,268,500		5,829,705
Rent-A-Center Inc, ICE LIBOR USD 1 Month + 3.2500%, 7.6875%, 2/17/28‡	4,924,812		4,746,021

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Cyclical– (continued)
Sovos Brands Intermediate Inc,
ICE LIBOR USD 1 Month + 3.5000%, 7.9147%, 6/8/28‡	$3,495,764	$3,396,729
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 2.2500%, 6.9799%, 7/21/26‡	5,347,943	5,278,808
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 11.8836%, 2/4/28‡	5,683,991	5,134,065
Woof Holdings Inc, ICE LIBOR USD 3 Month + 7.2500%, 11.6039%, 12/21/28‡	1,707,290	1,536,561
Wyndham Worldwide Corp,
CME Term SOFR 1 Month + 4.0000%, 8.1885%, 12/14/29ƒ,‡	4,500,000	4,421,250
		66,395,123
Consumer Non-Cyclical – 0.7%
Eyecare Partners LLC, ICE LIBOR USD 3 Month + 6.7500%, 11.4799%, 11/15/29‡	7,500,000	6,099,975
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 8.9799%, 3/1/28‡	3,376,665	2,455,988
Mamba Purchaser Inc, ICE LIBOR USD 1 Month + 6.5000%, 10.8887%, 10/15/29‡	4,000,000	3,280,000
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 11.9800%, 3/2/29‡	580,826	378,989
Perrigo Investments LLC, CME Term SOFR 1 Month + 2.5000%, 6.9230%, 4/20/29‡	4,975,000	4,950,094
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 8.0500%, 8/31/26‡	2,380,784	2,347,786
		19,512,832
Diversified Consumer Services – 0.2%
Driven Holdings LLC, ICE LIBOR USD 3 Month + 3.0000%, 7.7377%, 12/17/28‡	4,591,000	4,349,423
Diversified Financial Services – 0.5%
Delta 2 Lux Sarl, CME Term SOFR 1 Month + 3.2500%, 7.0443%, 1/15/30ƒ,‡	6,300,000	6,292,125
Luxembourg Investment Co 428 Sarl,
CME Term SOFR 3 Month + 5.0000%, 8.5532%, 1/3/29‡	7,944,280	6,249,527
		12,541,652
Technology – 0.8%
Acuris Finance US Inc, CME Term SOFR 3 Month + 4.0000%, 8.7302%, 2/16/28‡	2,570,885	2,522,681
Magenta Buyer LLC, ICE LIBOR USD 1 Month + 8.2500%, 12.6700%, 7/27/29‡	8,900,000	6,971,637
Mitchell International Inc,
ICE LIBOR USD 3 Month + 3.7500%, 8.4149%, 10/15/28‡	7,781,200	7,170,495
Sunshine Software Merger Sub Inc,
ICE LIBOR USD 1 Month + 3.7500%, 8.1336%, 10/16/28‡	4,939,673	4,407,382
		21,072,195
Transportation – 0.3%
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 7.7264%, 7/21/28‡	7,249,142	6,531,767
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 7.7264%, 7/21/28‡	2,696,078	2,429,275
		8,961,042
Total Bank Loans and Mezzanine Loans (cost $207,770,340)		190,369,478
Corporate Bonds– 26.2%
Banking – 2.8%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000	5,650,410
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000	4,789,550
Bank of America Corp, SOFR + 2.0400%, 4.9480%, 7/22/28‡	5,784,000	5,649,006
Bank of America Corp, SOFR + 1.8300%, 4.5710%, 4/27/33‡	6,997,000	6,400,175
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	1,880,000	1,805,044
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	5,537,000	4,186,547
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 4.9690%, 9.2500% (144A)‡,µ	3,553,000	3,704,173
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.4170%, 3.8750%‡,µ	5,310,000	4,526,775
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	7,269,000	5,991,715
Credit Suisse Group AG, SOFR + 5.0200%, 9.0160%, 11/15/33 (144A)‡	7,519,000	7,698,457
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	3,163,000	2,574,373
JPMorgan Chase & Co, SOFR + 1.8000%, 4.5860%, 4/26/33‡	1,146,000	1,060,925
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	2,163,000	1,978,995
Morgan Stanley, SOFR + 3.1200%, 3.6220%, 4/1/31‡	3,996,000	3,488,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	$2,117,000		$1,712,607
Morgan Stanley, SOFR + 2.6200%, 5.2970%, 4/20/37‡	2,819,000		2,577,578
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	3,350,000		2,197,763
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,392,000		3,658,278
Wells Fargo & Co, SOFR + 1.9800%, 4.8080%, 7/25/28‡	5,756,000		5,621,864
			75,272,757
Basic Industry – 1.8%
Celanese US Holdings LLC, 6.3300%, 7/15/29	1,443,000		1,402,079
Celanese US Holdings LLC, 6.3790%, 7/15/32	2,119,000		2,015,059
Diamond BC BV, 4.6250%, 10/1/29 (144A)	7,815,000		6,271,538
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	4,974,000		4,841,394
FMG Resources (August 2006) Pty Ltd, 4.3750%, 4/1/31 (144A)	10,080,000		8,383,370
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	6,918,000		6,283,894
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000		6,299,910
IAMGOLD Corp, 5.7500%, 10/15/28 (144A)	8,423,000		6,539,958
Neon Holdings Inc, 10.1250%, 4/1/26 (144A)	7,204,000		6,141,410
			48,178,612
Brokerage – 0.4%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	6,792,000		5,892,060
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	10,595,000		5,102,678
			10,994,738
Capital Goods – 2.5%
Allegion US Holding Co Inc, 5.4110%, 7/1/32	3,264,000		3,160,579
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27Ø	9,468,244	EUR	6,772,644
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27 (144A)Ø	1,468,400	EUR	1,050,348
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	2,518,536		1,751,724
Ardagh Metal Packaging Finance USA LLC / Adragh Metal Packaging Finance PLC,
6.0000%, 6/15/27 (144A)	6,486,000		6,349,439
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		6,435,023
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	4,928,000		3,684,873
Builders FirstSource Inc, 6.3750%, 6/15/32 (144A)	5,996,000		5,631,720
Chart Industries Inc, 7.5000%, 1/1/30 (144A)	6,520,000		6,554,491
Chart Industries Inc, 9.5000%, 1/1/31 (144A)	2,717,000		2,786,582
GCC SAB de CV, 3.6140%, 4/20/32 (144A)#	4,299,000		3,577,786
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	2,708,120
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	5,168,000		3,889,799
LABL Inc, 8.2500%, 11/1/29 (144A)	8,536,000		6,798,688
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)#	4,276,000		2,778,074
Vontier Corp, 2.9500%, 4/1/31	4,359,000		3,149,674
			67,079,564
Communications – 1.9%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		5,491,710
AT&T Inc, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%‡,µ	5,300,000	EUR	5,069,864
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		6,212,200
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.4000%, 4/1/33	3,025,000		2,588,369
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	8,412,000		6,968,569
Liberty Interactive LLC, 8.5000%, 7/15/29	6,763,000		3,318,638
Magallanes Inc, 4.2790%, 3/15/32 (144A)	5,251,000		4,325,589
Netflix Inc, 3.6250%, 6/15/30	8,071,000	EUR	7,921,383
T-Mobile USA Inc, 3.3750%, 4/15/29	4,899,000		4,314,890
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		3,852,494
			50,063,706

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical – 3.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)	$4,949,000		$3,591,784
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	13,357,000		10,446,528
Carnival Corp, 7.6250%, 3/1/26 (144A)#	3,563,000		2,824,015
Carnival Holdings Bermuda Ltd, 10.3750%, 5/1/28 (144A)	3,600,000		3,695,796
Ford Motor Credit Co LLC, 7.3500%, 11/4/27	9,000,000		9,222,300
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)#	10,378,000		9,187,747
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	3,218,000		2,760,400
IHO Verwaltungs GmbH, 3.8750% (3.88% Cash or 4.63% PIK), 5/15/27 (144A)Ø	8,638,149	EUR	7,777,681
Kohl's Corp, 3.6250%, 5/1/31	7,649,000		5,361,643
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	6,689,000		5,442,206
PulteGroup Inc, 7.8750%, 6/15/32	6,213,000		6,904,515
Royal Caribbean Cruises Ltd, 11.6250%, 8/15/27 (144A)	7,272,000		7,302,761
Stellantis Finance US Inc, 6.3750%, 9/12/32 (144A)	5,579,000		5,507,481
VICI Properties LP, 4.9500%, 2/15/30	4,993,000		4,752,923
VICI Properties LP, 5.1250%, 5/15/32	1,932,000		1,788,935
Victoria's Secret & Co, 4.6250%, 7/15/29 (144A)	5,339,000		4,191,649
Wendy's International LLC, 7.0000%, 12/15/25	5,708,000		5,858,177
			96,616,541
Consumer Non-Cyclical – 3.1%
BellRing Brands Inc, 7.0000%, 3/15/30 (144A)	8,455,000		8,135,824
Catalent Pharma Solutions Inc, 2.3750%, 3/1/28	6,980,000	EUR	6,040,503
GE Healthcare Holding LLC, 5.8570%, 3/15/30 (144A)	9,379,000		9,598,110
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	9,876,000		8,690,880
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	7,721,000		5,317,993
Illumina Inc, 5.7500%, 12/13/27	6,508,000		6,589,060
IQVIA Inc, 2.2500%, 3/15/29	4,650,000	EUR	4,192,625
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)	3,673,000		3,097,441
Newell Brands Inc, 6.6250%, 9/15/29#	6,293,000		6,219,749
Nomad Foods BondCo PLC, 2.5000%, 6/24/28	641,000	EUR	577,663
Pilgrim's Pride Corp, 5.8750%, 9/30/27 (144A)	6,772,000		6,568,680
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,856,000		5,995,572
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	8,753,000		7,911,834
Universal Health Services Inc, 2.6500%, 1/15/32 (144A)	5,105,000		3,898,537
			82,834,471
Electric – 1.2%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	8,480,000		6,868,800
American Electric Power Co Inc,
US Treasury Yield Curve Rate 5 Year + 2.6750%, 3.8750%, 2/15/62‡	5,517,000		4,298,329
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	3,354,000		2,901,073
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	3,072,000		2,433,759
IPALCO Enterprises Inc, 4.2500%, 5/1/30	4,008,000		3,560,600
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	3,054,000		2,463,417
Southern California Edison Co, 5.8500%, 11/1/27	3,916,000		4,030,688
Xcel Energy Inc, 4.6000%, 6/1/32	4,725,000		4,512,537
			31,069,203
Energy – 3.2%
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	7,432,000		6,384,906
Enerflex Ltd, 9.0000%, 10/15/27 (144A)	4,645,000		4,632,203
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,693,000		6,375,071
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 8.8790%‡,µ	7,858,000		6,484,210
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	11,252,000		11,305,334
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	5,561,000		4,754,216
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	10,438,000		10,005,304
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	6,471,000		5,761,722
Occidental Petroleum Corp, 7.8750%, 9/15/31	4,784,000		5,281,536

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Energy– (continued)
Rockies Express Pipeline LLC, 4.9500%, 7/15/29 (144A)	$1,462,000		$1,311,926
SM Energy Co, 5.6250%, 6/1/25	2,131,000		2,045,740
Sunoco LP / Sunoco Finance Corp, 4.5000%, 5/15/29	9,445,000		8,261,542
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	5,739,000		5,089,575
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	1,155,000		993,050
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	8,166,000		7,753,703
			86,440,038
Finance Companies – 1.3%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	5,509,000		4,836,686
FirstCash Inc, 5.6250%, 1/1/30 (144A)	5,664,000		5,041,328
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	2,318,000		2,179,393
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,509,000		3,517,773
Navient Corp, 5.0000%, 3/15/27	6,337,000		5,547,492
OWL Rock Core Income Corp, 4.7000%, 2/8/27	5,466,000		4,928,739
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	12,378,000		9,447,823
			35,499,234
Financial Institutions – 0.4%
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	4,962,000		4,409,280
Burford Capital Global Finance LLC, 6.8750%, 4/15/30 (144A)	4,025,000		3,581,633
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	2,974,196
			10,965,109
Industrial – 0.1%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		2,300,400
Industrial Conglomerates – 0.2%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 8.0990%‡,µ	6,854,000		6,733,661
Insurance – 1.1%
Aon Corp / Aon Global Holdings PLC, 5.0000%, 9/12/32	4,624,000		4,572,494
Athene Holding Ltd, 3.5000%, 1/15/31	4,159,000		3,414,933
Brown & Brown Inc, 2.3750%, 3/15/31	3,613,000		2,748,892
Brown & Brown Inc, 4.9500%, 3/17/52	3,218,000		2,612,128
Centene Corp, 3.3750%, 2/15/30	10,622,000		8,979,520
Corebridge Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.8460%, 6.8750%, 12/15/52 (144A)‡	7,503,000		6,933,032
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	2,045,000		1,725,755
			30,986,754
Real Estate Investment Trusts (REITs) – 0.6%
Broadstone Net Lease LLC, 2.6000%, 9/15/31	2,870,000		2,150,663
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000		6,946,104
Lexington Realty Trust, 2.7000%, 9/15/30	3,324,000		2,647,736
Safehold Operating Partnership LP, 2.8000%, 6/15/31	5,556,000		4,263,986
			16,008,489
Technology – 1.4%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	8,552,000		6,493,859
CA Magnum Holdings, 5.3750%, 10/31/26 (144A)	6,237,000		5,683,329
Iron Mountain Inc, 4.8750%, 9/15/29 (144A)	9,546,000		8,326,021
Micron Technology Inc, 6.7500%, 11/1/29	6,427,000		6,528,398
Seagate HDD Cayman, 9.6250%, 12/1/32 (144A)	9,250,380		10,145,817
			37,177,424
Transportation – 0.6%
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd, 8.0000%, 9/20/25 (144A)	6,471,977		6,505,178

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Transportation– (continued)
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	$9,065,000	$8,611,750
		15,116,928
Total Corporate Bonds (cost $791,671,770)		703,337,629
Mortgage-Backed Securities– 27.4%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	16,732,212	15,670,453
3.5000%, TBA, 15 Year Maturity	15,731,117	15,058,329
4.0000%, TBA, 15 Year Maturity	24,687,000	24,068,048
3.0000%, TBA, 30 Year Maturity	20,122,976	17,644,751
3.5000%, TBA, 30 Year Maturity	121,753,696	110,522,039
4.0000%, TBA, 30 Year Maturity	137,365,572	128,763,190
4.5000%, TBA, 30 Year Maturity	159,264,388	153,300,574
5.0000%, TBA, 30 Year Maturity	84,787,412	83,522,638
5.5000%, TBA, 30 Year Maturity	15,198,589	15,239,169
		563,789,191
Fannie Mae Pool:
3.0000%, 10/1/34	150,737	142,094
6.0000%, 2/1/37	668	699
3.0000%, 9/1/42	1,036,710	939,015
3.0000%, 1/1/43	1,371,552	1,242,303
3.0000%, 2/1/43	4,133,856	3,744,302
3.0000%, 2/1/43	544,117	492,842
3.0000%, 2/1/43	35,228	31,903
3.0000%, 3/1/43	1,737,777	1,573,722
3.0000%, 3/1/43	488,133	442,051
3.0000%, 5/1/43	398,352	360,745
3.0000%, 5/1/43	1,968	1,782
5.0000%, 7/1/44	5,614	5,680
4.5000%, 10/1/44	3,720	3,711
4.5000%, 3/1/45	5,693	5,680
3.0000%, 7/1/45	2,204,090	1,996,013
3.5000%, 12/1/45	267,802	248,026
4.5000%, 2/1/46	8,194	8,110
3.5000%, 7/1/46	13,368	12,502
3.0000%, 9/1/46	991,822	898,357
3.0000%, 11/1/46	312,245	280,248
3.0000%, 1/1/47	53,405	47,933
3.5000%, 3/1/47	235,209	217,840
4.0000%, 5/1/47	879,659	851,534
3.5000%, 7/1/47	208,287	192,906
3.5000%, 8/1/47	2,587	2,392
3.5000%, 1/1/48	3,344	3,121
4.0000%, 1/1/48	12,173	11,798
3.5000%, 3/1/48	3,283,752	3,034,211
4.0000%, 3/1/48	3,675	3,554
3.5000%, 7/1/48	5,312,213	4,912,550
4.5000%, 12/1/48	601,752	589,450
3.0000%, 9/1/49	374,417	338,036
5.5000%, 10/1/52	13,507,445	13,629,521
5.5000%, 10/1/52	9,978,606	10,160,608
3.0000%, 2/1/57	5,322,698	4,740,998
3.0000%, 6/1/57	23,132	20,603
		51,186,840
Freddie Mac Gold Pool:
3.5000%, 1/1/47	164,227	153,800
Freddie Mac Pool:
3.0000%, 5/1/31	1,433,452	1,358,069
3.0000%, 9/1/32	210,106	198,951

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 1/1/33	$123,874	$117,297
3.0000%, 10/1/34	355,729	335,318
3.0000%, 10/1/34	162,957	153,607
6.0000%, 4/1/40	14,442	15,138
3.0000%, 2/1/43	4,171	3,777
3.5000%, 2/1/43	3,430	3,207
3.0000%, 3/1/43	88,986	80,585
3.0000%, 6/1/43	135,286	120,886
3.0000%, 11/1/43	4,400,568	4,000,635
3.5000%, 2/1/44	11,345	10,609
4.5000%, 5/1/44	2,736	2,706
3.5000%, 12/1/44	208,666	195,128
3.0000%, 1/1/45	2,527	2,284
3.5000%, 7/1/46	2,501	2,336
4.0000%, 3/1/47	6,803	6,558
3.5000%, 9/1/47	4,292	3,969
3.5000%, 12/1/47	42,205	39,456
3.5000%, 2/1/48	2,578	2,402
4.0000%, 4/1/48	1,469	1,414
4.5000%, 4/1/49	1,113,775	1,089,407
4.0000%, 5/1/49	4,605,673	4,381,541
3.5000%, 8/1/49	2,167,239	1,999,769
3.0000%, 12/1/49	621,360	551,707
3.0000%, 12/1/49	350,435	311,152
		14,987,908
Ginnie Mae:
3.5000%, TBA, 30 Year Maturity	98,660,539	90,473,786
4.0000%, TBA, 30 Year Maturity	16,054,402	15,175,456
		105,649,242
Ginnie Mae I Pool:
4.5000%, 8/15/46	10,929	10,725
4.0000%, 7/15/47	3,260	3,133
4.0000%, 8/15/47	349	335
4.0000%, 11/15/47	683	657
4.0000%, 12/15/47	1,940	1,865
		16,715
Ginnie Mae II Pool:
4.5000%, 2/20/48	107,554	105,554
4.5000%, 5/20/48	2,519	2,473
4.5000%, 5/20/48	947	930
		108,957
Total Mortgage-Backed Securities (cost $752,810,167)		735,892,653
Common Stocks– 0%
Professional Services – 0%
Clarivate Analytics PLC*((cost $102,410)	4,217	35,170
Preferred Stocks– 0.2%
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Finance Companies – 0%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	130,000
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	371,250
		501,250
Industrial – 0%
Project Silver, 3/15/44 (144A)‡	1,500,000	225,000
START Ireland, 3/15/44 (144A)‡	1,500,000	300,000
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	64,535
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	300,000
		889,535

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Preferred Stocks– (continued)
Student Loan – 0.2%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	$264,138
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	453,453
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	717,367
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	540,003
SoFi Professional Loan Program 2019-B LLC, 8/17/48 (144A)	70,900	735,120
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	994,231
		3,704,312
Total Preferred Stocks (cost $29,010,353)		5,105,882
Convertible Preferred Stocks– 0.4%
Health Care Equipment & Supplies – 0.1%
Becton Dickinson and Co, 6.0000%, 6/1/23	59,700	2,990,970
Machinery – 0.3%
Chart Industries Inc, 6.7500%, 12/15/25	154,237	7,804,392
Total Convertible Preferred Stocks (cost $10,711,732)		10,795,362
Investment Companies– 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $66,171,196)	66,164,580	66,177,813
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	6,393,630	6,393,630
Time Deposits – 0.1%
Royal Bank of Canada, 4.3100%, 1/3/23	$1,678,388	1,678,388
Total Investments Purchased with Cash Collateral from Securities Lending (cost $8,072,018)		8,072,018
Total Investments (total cost $3,672,394,982) – 125.4%		3,367,003,271
Liabilities, net of Cash, Receivables and Other Assets – (25.4)%		(682,349,162)
Net Assets – 100%		$2,684,654,109

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,176,743,852	94.4%
Luxembourg	27,608,078	0.8
Cayman Islands	26,366,847	0.8
Canada	24,335,652	0.7
Australia	14,375,085	0.4
Israel	13,907,406	0.4
Germany	12,786,201	0.4
Peru	12,583,804	0.4
Panama	10,439,960	0.3
Ireland	9,348,114	0.3
Switzerland	7,698,457	0.2
Burkina Faso	6,539,958	0.2
India	5,683,329	0.2
Zambia	4,841,394	0.1
France	3,704,173	0.1
Mexico	3,577,786	0.1
United Kingdom	3,188,979	0.1
Czech Republic	2,974,196	0.1
Bermuda	300,000	0.0

Total	$3,367,003,271	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$882,428	$6,340	$3,825	$66,177,813
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	49,201∆	-	-	6,393,630
Total Affiliated Investments - 2.7%	$931,629	$6,340	$3,825	$72,571,443

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	27,922,135	672,007,018	(633,761,505)	66,177,813
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	14,134,115	53,750,852	(61,491,337)	6,393,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Canadian Dollar	1/18/23	(4,998,106)	$3,634,603	$(57,673)
Euro	1/18/23	3,023,331	(3,156,772)	82,806
Euro	1/18/23	(43,356,170)	42,846,544	(3,610,720)

				(3,585,587)
JPMorgan Chase Bank, National Association:
Euro	1/18/23	(3,904,595)	3,984,026	(199,850)
Morgan Stanley & Co:
Euro	1/18/23	(1,791,000)	1,871,835	(47,269)
Total				$(3,832,706)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	3,767	3/31/23	$423,022,328	$(3,999,377)
2 Year US Treasury Note	12,272	4/5/23	2,516,718,762	(8,539,628)
Total - Futures Long				(12,539,005)
Futures Short:
5 Year US Treasury Note	2,416	4/5/23	(260,758,126)	773,896
Ultra 10-Year Treasury Note	3,628	3/31/23	(429,124,375)	9,515,535
Ultra Long Term US Treasury Bond	75	3/31/23	(10,073,438)	488,750
US Treasury Long Bond	64	3/31/23	(8,022,000)	139,000
Total - Futures Short				10,917,181
Total				$(1,621,824)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
CDX.NA.HY.S39, Fixed Rate of 5.00%, Paid Quarterly	12/20/27	(166,250,000)	USD	$8,313,250	$(9,581,669)	$(1,268,419)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 82,806	$ -	$ 82,806
*Futures contracts	-	-	10,917,181	$ 10,917,181

Total Asset Derivatives	$ -	$ 82,806	$ 10,917,181	$ 10,999,987
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 3,915,512	$ -	$ 3,915,512
*Futures contracts	-	-	12,539,005	$ 12,539,005
*Swaps - centrally cleared	9,581,669	-	-	$ 9,581,669

Total Liability Derivatives	$ 9,581,669	$ 3,915,512	$ 12,539,005	$ 26,036,186

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(45,245,044)	$(45,245,044)
Forward foreign currency exchange contracts	-	3,431,492	-	$ 3,431,492
Swap contracts	6,612,239	-	-	$ 6,612,239

Total	$ 6,612,239	$ 3,431,492	$(45,245,044)	$(35,201,313)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 1,724,559	$ 1,724,559
Forward foreign currency exchange contracts	-	(4,093,898)	-	$ (4,093,898)
Swap contracts	(19,626,780)	-	-	$(19,626,780)

Total	$(19,626,780)	$(4,093,898)	$ 1,724,559	$(21,996,119)

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Credit default swaps:
Average notional amount - buy protection	$ 167,404,071
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	8,067,737
Average amounts sold - in USD	53,982,396
Futures contracts:
Average notional amount of contracts - long	989,038,451
Average notional amount of contracts - short	376,617,081

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$82,806	$(82,806)	$—	$—
JPMorgan Chase Bank, National Association	7,687,407	—	(7,687,407)	—

Total	$7,770,213	$(82,806)	$(7,687,407)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$3,668,393	$(82,806)	$—	$3,585,587
JPMorgan Chase Bank, National Association	199,850	—	—	199,850
Morgan Stanley & Co	47,269	—	—	47,269

Total	$3,915,512	$(82,806)	$—	$3,832,706
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $2,036,823,636, which represents 75.9% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended December 31, 2022 is $12,306, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is

24	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,647,217,266	$-
Bank Loans and Mezzanine Loans	-	190,367,957	1,521
Corporate Bonds	-	703,337,629	-
Mortgage-Backed Securities	-	735,892,653	-
Common Stocks	35,170	-	-
Preferred Stocks	-	5,095,097	10,785
Convertible Preferred Stocks	-	10,795,362	-
Investment Companies	-	66,177,813	-
Investments Purchased with Cash Collateral from Securities Lending	-	8,072,018	-
Total Investments in Securities	$35,170	$3,366,955,795	$12,306
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	82,806	-
Futures Contracts	10,917,181	-	-
Total Assets	$10,952,351	$3,367,038,601	$12,306
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$3,915,512	$-
Futures Contracts	12,539,005	-	-
Centrally Cleared Swaps	-	9,581,669	-
Total Liabilities	$12,539,005	$13,497,181	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,599,830,156)(1)	$3,294,431,828
Affiliated investments, at value (cost $72,564,826)	72,571,443
Deposits with brokers for futures	16,222,700
Deposits with brokers for OTC derivatives	11,651,539
Forward foreign currency exchange contracts	82,806
Cash denominated in foreign currency (cost $56,961)	56,961
Variation margin receivable on futures contracts	441,959
Variation margin receivable on centrally cleared swaps	48,753
Trustees' deferred compensation	86,854
Receivables:
Interest	20,597,985
Fund shares sold	3,249,779
Investments sold	2,994,003
Dividends from affiliates	331,494
Other assets	18,798
Total Assets	3,422,786,902
Liabilities:
Due to custodian	591,271
Due to broker	471,692
Collateral for securities loaned (Note 3)	8,072,018
Forward foreign currency exchange contracts	3,915,512
Variation margin payable on futures contracts	2,447,234
Payables:	—
TBA investments purchased	681,530,599
Investments purchased	28,452,411
Fund shares repurchased	9,980,832
Advisory fees	1,365,864
Dividends	351,502
Transfer agent fees and expenses	324,293
Trustees' deferred compensation fees	86,854
12b-1 Distribution and shareholder servicing fees	61,594
Professional fees	48,384
Affiliated fund administration fees payable	6,128
Trustees' fees and expenses	3,409
Custodian fees	124
Accrued expenses and other payables	423,072
Total Liabilities	738,132,793
Net Assets	$2,684,654,109

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,248,977,777
Total distributable earnings (loss)	(564,323,668)
Total Net Assets	$2,684,654,109
Net Assets - Class A Shares	$40,440,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,853,414
Net Asset Value Per Share(2)	$8.33
Maximum Offering Price Per Share(3)	$8.75
Net Assets - Class C Shares	$56,505,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,779,440
Net Asset Value Per Share(2)	$8.33
Net Assets - Class D Shares	$83,206,554
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,982,844
Net Asset Value Per Share	$8.33
Net Assets - Class I Shares	$2,317,070,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	278,054,059
Net Asset Value Per Share	$8.33
Net Assets - Class N Shares	$72,583,698
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,708,665
Net Asset Value Per Share	$8.33
Net Assets - Class S Shares	$1,294,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,245
Net Asset Value Per Share	$8.29
Net Assets - Class T Shares	$113,551,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,640,379
Net Asset Value Per Share	$8.32

(1) Includes $7,687,407 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$83,895,773
Dividends	1,256,163
Dividends from affiliates	882,428
Affiliated securities lending income, net	49,201
Unaffiliated securities lending income, net	13,653
Other income	245,819
Total Investment Income	86,343,037
Expenses:
Advisory fees	7,952,012
12b-1 Distribution and shareholder servicing fees:
Class A Shares	58,887
Class C Shares	280,959
Class S Shares	1,543
Transfer agent administrative fees and expenses:
Class D Shares	52,928
Class S Shares	1,543
Class T Shares	175,587
Transfer agent networking and omnibus fees:
Class A Shares	12,478
Class C Shares	23,365
Class I Shares	1,150,275
Other transfer agent fees and expenses:
Class A Shares	1,556
Class C Shares	1,349
Class D Shares	7,474
Class I Shares	62,500
Class N Shares	1,582
Class S Shares	25
Class T Shares	923
Registration fees	168,661
Professional fees	145,550
Custodian fees	141,044
Shareholder reports expense	93,704
Trustees’ fees and expenses	44,551
Affiliated fund administration fees	35,681
Other expenses	149,978
Total Expenses	10,564,155
Less: Excess Expense Reimbursement and Waivers	(6,675)
Net Expenses	10,557,480
Net Investment Income/(Loss)	75,785,557

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(121,154,221)
Investments in affiliates	6,340
Forward foreign currency exchange contracts	3,431,492
Futures contracts	(45,245,044)
Swap contracts	6,612,239
Total Net Realized Gain/(Loss) on Investments	(156,349,194)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	48,819,226
Investments in affiliates	3,825
Forward foreign currency exchange contracts	(4,093,898)
Futures contracts	1,724,559
Swap contracts	(19,626,780)
Total Change in Unrealized Net Appreciation/Depreciation	26,826,932
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(53,736,705)

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$75,785,557	$121,994,343
Net realized gain/(loss) on investments	(156,349,194)	(93,415,323)
Change in unrealized net appreciation/depreciation	26,826,932	(375,719,935)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(53,736,705)	(347,140,915)
Dividends and Distributions to Shareholders:
Class A Shares	(1,240,872)	(2,535,097)
Class C Shares	(1,387,067)	(2,360,641)
Class D Shares	(2,440,733)	(4,349,450)
Class I Shares	(67,193,339)	(117,851,696)
Class N Shares	(1,939,152)	(4,378,152)
Class S Shares	(31,444)	(33,689)
Class T Shares	(3,725,076)	(8,153,049)
Total Dividends and Distributions to Shareholders	(77,957,683)	(139,661,774)
Return of Capital on Dividends and Distributions
Class A Shares	—	(31,545)
Class C Shares	—	(35,270)
Class D Shares	—	(50,890)
Class I Shares	—	(1,333,778)
Class N Shares	—	(52,643)
Class S Shares	—	(379)
Class T Shares	—	(100,119)
Total Return of Capital Dividends and Distributions	—	(1,604,624)
Net Decrease from Dividends and Distributions to Shareholders	(77,957,683)	(141,266,398)
Capital Share Transactions:
Class A Shares	(6,878,134)	(8,643,788)
Class C Shares	(3,213,729)	2,009,650
Class D Shares	(3,873,653)	(2,175,198)
Class I Shares	(93,692,621)	366,961,875
Class N Shares	7,568,645	(41,998,008)
Class S Shares	150,407	605,584
Class T Shares	(38,353,948)	(43,085,492)
Net Increase/(Decrease) from Capital Share Transactions	(138,293,033)	273,674,623
Net Increase/(Decrease) in Net Assets	(269,987,421)	(214,732,690)
Net Assets:
Beginning of period	2,954,641,530	3,169,374,220
End of period	$2,684,654,109	$2,954,641,530

See Notes to Financial Statements.

30	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.89	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.33	0.39	0.40	0.42	0.40
Net realized and unrealized gain/(loss)	(0.39)	(1.33)	0.67	(0.34)	0.25	(0.08)
Total from Investment Operations	(0.17)	(1.00)	1.06	0.06	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.36)	(0.41)	(0.40)	(0.44)	(0.43)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.23)	(0.39)	(0.41)	(0.48)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.33	$8.73	$10.12	$9.47	$9.89	$9.66
Total Return*	(1.96)%	(10.18)%	11.38%(3)	0.61%	7.11%	3.20%
Net Assets, End of Period (in thousands)	$40,441	$49,566	$67,032	$49,168	$20,276	$15,697
Average Net Assets for the Period (in thousands)	$46,335	$63,735	$57,669	$40,103	$14,907	$13,616
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.90%	0.91%	0.92%	1.05%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.90%	0.91%	0.92%	1.00%	0.99%
Ratio of Net Investment Income/(Loss)	5.15%	3.43%	3.91%	4.19%	4.35%	4.16%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.33%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.26	0.32	0.33	0.35	0.33
Net realized and unrealized gain/(loss)	(0.40)	(1.33)	0.67	(0.35)	0.23	(0.09)
Total from Investment Operations	(0.21)	(1.07)	0.99	(0.02)	0.58	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.28)	(0.34)	(0.33)	(0.36)	(0.35)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.02)	—	—
Total Dividends and Distributions	(0.20)	(0.31)	(0.34)	(0.40)	(0.36)	(0.41)
Net Asset Value, End of Period	$8.33	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(2.42)%	(10.75)%	10.58%(3)	(0.18)%	6.20%	2.40%
Net Assets, End of Period (in thousands)	$56,506	$62,504	$71,133	$63,574	$30,350	$18,101
Average Net Assets for the Period (in thousands)	$59,466	$73,171	$67,010	$50,662	$20,980	$12,273
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.66%	1.64%	1.71%	1.79%	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.66%	1.64%	1.71%	1.76%	1.79%
Ratio of Net Investment Income/(Loss)	4.47%	2.70%	3.19%	3.43%	3.60%	3.40%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 10.53%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.35	0.40	0.42	0.44	0.43
Net realized and unrealized gain/(loss)	(0.40)	(1.33)	0.68	(0.35)	0.23	(0.10)
Total from Investment Operations	(0.17)	(0.98)	1.08	0.07	0.67	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)	(0.43)	(0.41)	(0.45)	(0.44)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.24)	(0.40)	(0.43)	(0.49)	(0.45)	(0.50)
Net Asset Value, End of Period	$8.33	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(1.99)%	(9.93)%	11.57%(3)	0.77%	7.18%	3.36%
Net Assets, End of Period (in thousands)	$83,207	$91,299	$108,418	$78,091	$57,522	$31,328
Average Net Assets for the Period (in thousands)	$88,098	$104,991	$91,918	$79,433	$42,770	$28,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.73%	0.74%	0.76%	0.88%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.73%	0.74%	0.76%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	5.34%	3.61%	4.07%	4.30%	4.54%	4.36%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.52%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.88	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.36	0.41	0.43	0.44	0.43
Net realized and unrealized gain/(loss)	(0.39)	(1.34)	0.67	(0.34)	0.24	(0.09)
Total from Investment Operations	(0.16)	(0.98)	1.08	0.09	0.68	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.38)	(0.43)	(0.42)	(0.46)	(0.45)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.24)	(0.41)	(0.43)	(0.50)	(0.46)	(0.51)
Net Asset Value, End of Period	$8.33	$8.73	$10.12	$9.47	$9.88	$9.66
Total Return*	(1.85)%	(9.99)%	11.63%(3)	0.93%	7.25%	3.46%
Net Assets, End of Period (in thousands)	$2,317,071	$2,522,907	$2,570,289	$1,805,985	$909,014	$196,433
Average Net Assets for the Period (in thousands)	$2,400,581	$2,803,141	$2,061,334	$1,542,112	$476,391	$110,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.69%	0.69%	0.70%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.69%	0.69%	0.70%	0.78%	0.76%
Ratio of Net Investment Income/(Loss)	5.41%	3.68%	4.13%	4.42%	4.59%	4.45%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.58%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.74	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.37	0.42	0.44	0.45	0.44
Net realized and unrealized gain/(loss)	(0.41)	(1.33)	0.67	(0.36)	0.24	(0.09)
Total from Investment Operations	(0.17)	(0.96)	1.09	0.08	0.69	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.39)	(0.44)	(0.42)	(0.47)	(0.46)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.24)	(0.42)	(0.44)	(0.50)	(0.47)	(0.52)
Net Asset Value, End of Period	$8.33	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(1.92)%	(9.80)%	11.73%(3)	0.90%	7.32%	3.51%
Net Assets, End of Period (in thousands)	$72,584	$68,120	$121,983	$88,092	$6,763	$2,696
Average Net Assets for the Period (in thousands)	$67,807	$101,875	$104,964	$20,729	$3,933	$2,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.59%	0.60%	0.63%	0.80%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.59%	0.60%	0.63%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	5.50%	3.73%	4.21%	4.68%	4.67%	4.50%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.68%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.73	$10.11	$9.46	$9.91	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.32	0.39	0.39	0.43	0.40
Net realized and unrealized gain/(loss)	(0.39)	(1.34)	0.67	(0.37)	0.27	(0.09)
Total from Investment Operations	(0.22)	(1.02)	1.06	0.02	0.70	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.33)	(0.41)	(0.39)	(0.46)	(0.42)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.22)	(0.36)	(0.41)	(0.47)	(0.46)	(0.48)
Net Asset Value, End of Period	$8.29	$8.73	$10.11	$9.46	$9.91	$9.67
Total Return*	(2.54)%	(10.30)%	11.32%(3)	0.19%	7.51%	3.12%
Net Assets, End of Period (in thousands)	$1,295	$1,202	$745	$987	$652	$1,228
Average Net Assets for the Period (in thousands)	$1,209	$890	$898	$775	$908	$1,181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.45%	1.33%	1.43%	1.36%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.15%	0.98%	1.03%	0.89%	1.07%
Ratio of Net Investment Income/(Loss)	3.92%	3.33%	3.88%	4.05%	4.47%	4.13%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.27%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.73	$10.12	$9.47	$9.89	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.34	0.40	0.41	0.42	0.41
Net realized and unrealized gain/(loss)	(0.40)	(1.34)	0.67	(0.35)	0.25	(0.09)
Total from Investment Operations	(0.18)	(1.00)	1.07	0.06	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.36)	(0.42)	(0.40)	(0.44)	(0.43)
Distributions (from capital gains)	—	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.23)	(0.39)	(0.42)	(0.48)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.32	$8.73	$10.12	$9.47	$9.89	$9.66
Total Return*	(2.04)%	(10.12)%	11.47%(3)	0.67%	7.17%	3.26%
Net Assets, End of Period (in thousands)	$113,551	$159,043	$229,774	$285,912	$149,662	$75,614
Average Net Assets for the Period (in thousands)	$138,618	$202,714	$291,205	$250,371	$105,637	$47,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.84%	0.85%	0.86%	0.98%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.83%	0.83%	0.86%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	5.04%	3.50%	4.01%	4.27%	4.42%	4.26%
Portfolio Turnover Rate(4)	26%	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.42%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would

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Notes to Financial Statements (unaudited)

be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative

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Notes to Financial Statements (unaudited)

effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 50% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and

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Notes to Financial Statements (unaudited)

preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $7,687,407. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $8,072,018, resulting in the net amount due to the counterparty of $384,611.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $2,689.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $4,030.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2022, the Fund engaged in cross trades amounting to $2,388,811 in purchases and $25,406,781 in sales, resulting in a net realized loss of $3,378,163

. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

52	DECEMBER 31, 2022

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(85,870,537)	$(11,164,114)	$ (97,034,651)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,663,898,151	$ 7,596,748	$(304,491,628)	$ (296,894,880)

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	997,452	$ 8,563,543	3,512,155	$ 34,685,238
Reinvested dividends and distributions	142,061	1,203,381	259,890	2,514,847
Shares repurchased	(1,961,636)	(16,645,058)	(4,721,195)	(45,843,873)
Net Increase/(Decrease)	(822,123)	$ (6,878,134)	(949,150)	$ (8,643,788)
Class C Shares:
Shares sold	436,316	$ 3,699,434	2,219,963	$ 21,892,520
Reinvested dividends and distributions	162,607	1,376,528	246,899	2,381,260
Shares repurchased	(974,904)	(8,289,691)	(2,339,517)	(22,264,130)
Net Increase/(Decrease)	(375,981)	$ (3,213,729)	127,345	$ 2,009,650
Class D Shares:
Shares sold	632,888	$ 5,439,958	3,410,009	$ 33,432,311
Reinvested dividends and distributions	266,879	2,260,440	426,998	4,125,281
Shares repurchased	(1,368,642)	(11,574,051)	(4,096,910)	(39,732,790)
Net Increase/(Decrease)	(468,875)	$ (3,873,653)	(259,903)	$ (2,175,198)
Class I Shares:
Shares sold	76,753,654	$ 651,036,702	149,981,113	$ 1,463,410,864
Reinvested dividends and distributions	7,726,672	65,402,398	11,822,831	113,937,965
Shares repurchased	(95,323,796)	(810,131,721)	(126,898,055)	(1,210,386,954)
Net Increase/(Decrease)	(10,843,470)	$ (93,692,621)	34,905,889	$ 366,961,875
Class N Shares:
Shares sold	1,917,934	$ 16,158,577	4,626,991	$ 44,871,422
Reinvested dividends and distributions	197,353	1,668,734	393,069	3,835,550
Shares repurchased	(1,204,063)	(10,258,666)	(9,276,670)	(90,704,980)
Net Increase/(Decrease)	911,224	$ 7,568,645	(4,256,610)	$ (41,998,008)
Class S Shares:
Shares sold	62,265	$ 531,053	79,987	$ 756,904
Reinvested dividends and distributions	3,710	31,361	3,575	34,068
Shares repurchased	(47,424)	(412,007)	(19,572)	(185,388)
Net Increase/(Decrease)	18,551	$ 150,407	63,990	$ 605,584
Class T Shares:
Shares sold	1,621,075	$ 13,924,900	7,538,261	$ 73,701,449
Reinvested dividends and distributions	437,700	3,712,661	847,371	8,196,736
Shares repurchased	(6,634,411)	(55,991,509)	(12,885,155)	(124,983,677)
Net Increase/(Decrease)	(4,575,636)	$ (38,353,948)	(4,499,523)	$ (43,085,492)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 695,129,152	$ 927,487,459	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU

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provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93028 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Responsible International Dividend Fund (Formerly Janus Henderson Dividend & Income Builder Fund)

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Responsible International Dividend Fund

Ben Lofthouse co-portfolio manager	Faizan Baig co-portfolio manager

Janus Henderson Responsible International Dividend Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Cie Financiere Richemont SA (REG)	1.85%	0.55%	Tele2 AB	1.50%	-0.50%
Merck & Co Inc	2.06%	0.46%	GSK PLC	2.21%	-0.47%
AIA Group Ltd	1.71%	0.45%	Tencent Holdings Ltd	0.61%	-0.46%
Honeywell International Inc	1.17%	0.41%	TELUS Corp	1.58%	-0.42%
Air Products and Chemicals Inc	1.73%	0.36%	Microsoft Corp	3.97%	-0.36%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World ex-USA Index
		Contribution	Average Weight	Average Weight
	Financials	0.77%	11.59%	19.88%
	Energy	0.64%	3.89%	6.53%
	Consumer Staples	0.43%	11.35%	10.13%
	Industrials	0.37%	11.68%	14.83%
	Consumer Discretionary	0.33%	6.12%	10.46%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World ex-USA Index
		Contribution	Average Weight	Average Weight
	Communication Services	-1.26%	6.93%	4.51%
	Information Technology	-0.83%	17.03%	7.83%
	Other**	-0.14%	1.75%	0.00%
	Health Care	-0.09%	18.98%	11.97%
	Real Estate	-0.05%	1.15%	2.50%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Responsible International Dividend Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	4.4%
Unilever PLC
Personal Products	3.9%
RELX PLC
Professional Services	3.7%
AstraZeneca PLC
Pharmaceuticals	3.3%
Cie Financiere Richemont SA (REG)
Textiles, Apparel & Luxury Goods	3.2%
18.5%

Asset Allocation - (% of Net Assets)
Common Stocks	94.0%
Investment Companies	3.4%
Preferred Stocks	2.0%
Other	0.6%
100.0%

Emerging markets comprised 7.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

2	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	5.45%	-8.83%	2.80%	5.66%	6.11%	1.27%	1.16%
Class A Shares at MOP	-0.59%	-14.09%	1.58%	5.12%	5.58%
Class C Shares at NAV	5.04%	-9.48%	2.01%	4.85%	5.30%	2.04%	1.92%
Class C Shares at CDSC	4.04%	-10.36%	2.01%	4.85%	5.30%
Class D Shares	5.54%	-8.64%	2.96%	5.81%	6.26%	1.14%	0.99%
Class I Shares	5.46%	-8.67%	3.01%	5.89%	6.34%	1.04%	0.93%
Class N Shares	5.52%	-8.62%	3.09%	5.88%	6.33%	1.08%	0.84%
Class S Shares	5.49%	-8.66%	2.92%	5.61%	6.05%	6.12%	1.35%
Class T Shares	5.45%	-8.77%	2.86%	5.70%	6.15%	1.21%	1.09%
MSCI World ex-USA Index	5.50%	-14.29%	1.79%	4.59%	5.57%
MSCI World Index	2.97%	-18.14%	6.14%	8.85%	9.31%
Morningstar Quartile - Class I Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value	-	128/421	139/405	51/340	37/340

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Responsible International Dividend Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,054.50	$6.06	$1,000.00	$1,019.31	$5.96	1.17%
Class C Shares	$1,000.00	$1,050.40	$9.97	$1,000.00	$1,015.48	$9.80	1.93%
Class D Shares	$1,000.00	$1,055.40	$5.18	$1,000.00	$1,020.16	$5.09	1.00%
Class I Shares	$1,000.00	$1,054.60	$4.87	$1,000.00	$1,020.47	$4.79	0.94%
Class N Shares	$1,000.00	$1,055.20	$4.45	$1,000.00	$1,020.87	$4.38	0.86%
Class S Shares	$1,000.00	$1,054.90	$5.13	$1,000.00	$1,020.21	$5.04	0.99%
Class T Shares	$1,000.00	$1,054.50	$5.64	$1,000.00	$1,019.71	$5.55	1.09%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Common Stocks– 94.0%
Automobiles – 1.9%
Stellantis NV*	142,984	$2,025,071
Banks – 4.2%
BAWAG Group AG (144A)*	39,902	2,121,315
ING Groep NV	195,814	2,388,671
		4,509,986
Beverages – 1.8%
Coca-Cola Co	29,548	1,879,548
Capital Markets – 1.0%
CME Group Inc	6,059	1,018,881
Chemicals – 1.2%
Air Products & Chemicals Inc	4,205	1,296,233
Communications Equipment – 1.0%
Cisco Systems Inc	21,452	1,021,973
Diversified Telecommunication Services – 4.8%
Deutsche Telekom AG	154,461	3,080,513
TELUS Corp	106,172	2,049,250
		5,129,763
Electrical Equipment – 3.9%
nVent Electric PLC	26,699	1,027,111
Schneider Electric SE	22,419	3,152,547
		4,179,658
Electronic Equipment, Instruments & Components – 0.9%
Corning Inc	29,766	950,726
Entertainment – 1.0%
Nintendo Co Ltd	25,100	1,051,238
Equity Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	11,530	1,563,929
Food Products – 4.4%
Nestle SA (REG)	40,253	4,649,894
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	11,194	869,998
Information Technology Services – 1.5%
Fidelity National Information Services Inc	23,110	1,568,014
Insurance – 9.7%
AIA Group Ltd	290,200	3,197,319
AXA SA	110,903	3,090,508
Direct Line Insurance Group PLC	416,156	1,115,535
Zurich Insurance Group AG	6,112	2,921,564
		10,324,926
Machinery – 5.2%
Sandvik AB	157,105	2,838,130
Volvo AB	152,124	2,755,976
		5,594,106
Multi-Utilities – 1.9%
National Grid PLC	172,911	2,076,458
Paper & Forest Products – 1.9%
UPM-Kymmene Oyj	55,039	2,062,896
Personal Products – 3.9%
Unilever PLC	81,955	4,112,031
Pharmaceuticals – 17.8%
AstraZeneca PLC	25,661	3,481,851
Bristol-Myers Squibb Co	15,344	1,104,001
GSK PLC	150,476	2,616,192
Merck & Co Inc	9,426	1,045,815
Novartis AG	31,213	2,828,079
Novo Nordisk A/S	23,793	3,222,128
Roche Holding AG	7,826	2,460,078
Sanofi	22,404	2,167,516
		18,925,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Common Stocks– (continued)
Professional Services – 5.8%
RELX PLC	143,215	$3,948,599
SGS SA	964	2,232,572
		6,181,171
Semiconductor & Semiconductor Equipment – 7.7%
MediaTek Inc	136,000	2,762,757
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	39,745	2,960,605
Tokyo Electron Ltd	8,400	2,495,713
		8,219,075
Software – 4.7%
Microsoft Corp	10,298	2,469,666
SAP SE	24,864	2,565,585
		5,035,251
Textiles, Apparel & Luxury Goods – 3.2%
Cie Financiere Richemont SA (REG)	26,405	3,417,880
Wireless Telecommunication Services – 2.3%
Tele2 AB	306,761	2,500,902
Total Common Stocks (cost $88,196,329)		100,165,268
Preferred Stocks– 2.0%
Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co Ltd((cost $1,899,474)	53,155	2,139,012
Investment Companies– 3.4%
Money Markets – 3.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $3,617,980)	3,617,256	3,617,980
Total Investments (total cost $93,713,783) – 99.4%		105,922,260
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		687,670
Net Assets – 100%		$106,609,930

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$22,050,067	20.8%
Switzerland	18,510,067	17.5
Netherlands	10,449,301	9.9
France	8,410,571	7.9
Sweden	8,095,008	7.7
United Kingdom	6,673,844	6.3
Taiwan	5,723,362	5.4
Germany	5,646,098	5.3
Japan	3,546,951	3.4
Denmark	3,222,128	3.0
Hong Kong	3,197,319	3.0
South Korea	2,139,012	2.0
Austria	2,121,315	2.0
Finland	2,062,896	2.0
Canada	2,049,250	1.9
Italy	2,025,071	1.9

Total	$105,922,260	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$28,752	$339	$(385)	$3,617,980

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	4,362,647	28,568,848	(29,313,469)	3,617,980

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World ex-USA IndexSM	Need definition
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $2,121,315, which represents 2.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary
		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Beverages	$1,879,548	$-	$-
Capital Markets	1,018,881	-	-
Chemicals	1,296,233	-	-
Communications Equipment	1,021,973	-	-
Diversified Telecommunication Services	2,049,250	3,080,513	-
Electrical Equipment	1,027,111	3,152,547	-
Electronic Equipment, Instruments & Components	950,726	-	-
Equity Real Estate Investment Trusts (REITs)	1,563,929	-	-
Health Care Equipment & Supplies	869,998	-	-
Information Technology Services	1,568,014	-	-
Pharmaceuticals	2,149,816	16,775,844	-
Semiconductor & Semiconductor Equipment	2,960,605	5,258,470	-
Software	2,469,666	2,565,585	-
All Other	-	48,506,559	-
Preferred Stocks	-	2,139,012	-
Investment Companies	-	3,617,980	-
Total Assets	$20,825,750	$85,096,510	$-

Janus Investment Fund	9

Janus Henderson Responsible International Dividend Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $90,095,803)	$102,304,280
Affiliated investments, at value (cost $3,617,980)	3,617,980
Cash denominated in foreign currency (cost $161)	161
Trustees' deferred compensation	3,463
Receivables:
Foreign tax reclaims	783,357
Dividends	179,432
Fund shares sold	59,680
Dividends from affiliates	1,875
Total Assets	106,950,228
Liabilities:
Payables:	—
Fund shares repurchased	177,782
Advisory fees	55,611
Professional fees	31,434
12b-1 Distribution and shareholder servicing fees	15,136
Transfer agent fees and expenses	7,809
Trustees' deferred compensation fees	3,463
Affiliated fund administration fees payable	241
Trustees' fees and expenses	223
Custodian fees	184
Accrued expenses and other payables	48,415
Total Liabilities	340,298
Net Assets	$106,609,930

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$96,952,599
Total distributable earnings (loss)	9,657,331
Total Net Assets	$106,609,930
Net Assets - Class A Shares	$30,009,057
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,310,060
Net Asset Value Per Share(1)	$12.99
Maximum Offering Price Per Share(2)	$13.78
Net Assets - Class C Shares	$8,931,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	707,225
Net Asset Value Per Share(1)	$12.63
Net Assets - Class D Shares	$15,137,086
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,163,813
Net Asset Value Per Share	$13.01
Net Assets - Class I Shares	$39,150,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,003,684
Net Asset Value Per Share	$13.03
Net Assets - Class N Shares	$8,630,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	663,256
Net Asset Value Per Share	$13.01
Net Assets - Class S Shares	$61,128
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,726
Net Asset Value Per Share	$12.93
Net Assets - Class T Shares	$4,690,399
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	361,484
Net Asset Value Per Share	$12.98

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Responsible International Dividend Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends	$2,036,947
Interest	220,841
Dividends from affiliates	28,752
Other income	96,458
Foreign tax withheld	(45,929)
Total Investment Income	2,337,069
Expenses:
Advisory fees	483,619
12b-1 Distribution and shareholder servicing fees:
Class A Shares	37,844
Class C Shares	48,000
Class S Shares	2
Transfer agent administrative fees and expenses:
Class D Shares	8,727
Class S Shares	74
Class T Shares	16,122
Transfer agent networking and omnibus fees:
Class A Shares	9,176
Class C Shares	3,731
Class I Shares	22,894
Other transfer agent fees and expenses:
Class A Shares	1,074
Class C Shares	248
Class D Shares	2,276
Class I Shares	1,504
Class N Shares	142
Class S Shares	2
Class T Shares	161
Registration fees	41,653
Professional fees	33,034
Custodian fees	11,010
Shareholder reports expense	9,888
Trustees’ fees and expenses	1,962
Affiliated fund administration fees	1,612
Other expenses	34,937
Total Expenses	769,692
Less: Excess Expense Reimbursement and Waivers	(76,146)
Net Expenses	693,546
Net Investment Income/(Loss)	1,643,523

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(2,379,798)
Investments in affiliates	339
Total Net Realized Gain/(Loss) on Investments	(2,379,459)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	7,377,715
Investments in affiliates	(385)
Total Change in Unrealized Net Appreciation/Depreciation	7,377,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,641,394

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Responsible International Dividend Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$1,643,523	$5,015,746
Net realized gain/(loss) on investments	(2,379,459)	1,711,019
Change in unrealized net appreciation/depreciation	7,377,330	(23,141,230)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,641,394	(16,414,465)
Dividends and Distributions to Shareholders:
Class A Shares	(748,963)	(1,595,453)
Class C Shares	(208,269)	(625,376)
Class D Shares	(388,282)	(661,488)
Class I Shares	(1,262,511)	(3,107,265)
Class N Shares	(154,763)	(209,921)
Class S Shares	(1,666)	(3,069)
Class T Shares	(351,957)	(1,102,718)
Net Decrease from Dividends and Distributions to Shareholders	(3,116,411)	(7,305,290)
Capital Share Transactions:
Class A Shares	(2,505,665)	3,752,398
Class C Shares	(1,955,936)	(5,004,143)
Class D Shares	138,286	5,086,472
Class I Shares	(19,513,219)	(3,327,373)
Class N Shares	2,084,542	6,696,382
Class S Shares	1,666	3,069
Class T Shares	(14,411,772)	(4,754,543)
Net Increase/(Decrease) from Capital Share Transactions	(36,162,098)	2,452,262
Net Increase/(Decrease) in Net Assets	(32,637,115)	(21,267,493)
Net Assets:
Beginning of period	139,247,045	160,514,538
End of period	$106,609,930	$139,247,045

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.66	$14.83	$12.31	$13.09	$13.18	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.45	0.56	0.36	0.42	0.36
Net realized and unrealized gain/(loss)	0.51	(1.95)	2.40	(0.72)	(0.03)	0.24
Total from Investment Operations	0.66	(1.50)	2.96	(0.36)	0.39	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.48)	(0.44)	(0.42)	(0.37)	(0.36)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.33)	(0.67)	(0.44)	(0.42)	(0.48)	(0.36)
Net Asset Value, End of Period	$12.99	$12.66	$14.83	$12.31	$13.09	$13.18
Total Return*	5.45%	(10.49)%	24.38%	(2.79)%	3.14%	4.63%
Net Assets, End of Period (in thousands)	$30,009	$31,754	$33,270	$25,517	$32,262	$29,294
Average Net Assets for the Period (in thousands)	$29,699	$34,299	$28,797	$30,893	$30,675	$27,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.27%	1.24%	1.25%	1.32%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.15%	1.16%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	2.42%	3.14%	4.06%	2.83%	3.23%	2.71%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.32	$14.49	$12.07	$12.89	$13.01	$12.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.32	0.44	0.27	0.31	0.25
Net realized and unrealized gain/(loss)	0.49	(1.88)	2.36	(0.74)	(0.01)	0.24
Total from Investment Operations	0.59	(1.56)	2.80	(0.47)	0.30	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.42)	(0.38)	(0.35)	(0.31)	(0.29)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.28)	(0.61)	(0.38)	(0.35)	(0.42)	(0.29)
Net Asset Value, End of Period	$12.63	$12.32	$14.49	$12.07	$12.89	$13.01
Total Return*	5.04%	(11.11)%	23.48%	(3.68)%	2.41%	3.85%
Net Assets, End of Period (in thousands)	$8,931	$10,653	$17,760	$21,018	$30,356	$29,203
Average Net Assets for the Period (in thousands)	$9,509	$15,068	$19,671	$25,897	$30,095	$31,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.06%	2.01%	1.96%	1.98%	2.06%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.93%	1.91%	1.87%	1.89%	1.91%	1.91%
Ratio of Net Investment Income/(Loss)	1.69%	2.27%	3.24%	2.15%	2.48%	1.85%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.68	$14.84	$12.31	$13.09	$13.17	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.49	0.60	0.41	0.42	0.46
Net realized and unrealized gain/(loss)	0.51	(1.97)	2.38	(0.75)	—(2)	0.16
Total from Investment Operations	0.67	(1.48)	2.98	(0.34)	0.42	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.49)	(0.45)	(0.44)	(0.39)	(0.38)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.34)	(0.68)	(0.45)	(0.44)	(0.50)	(0.38)
Net Asset Value, End of Period	$13.01	$12.68	$14.84	$12.31	$13.09	$13.17
Total Return*	5.54%	(10.33)%	24.58%	(2.66)%	3.34%	4.77%
Net Assets, End of Period (in thousands)	$15,137	$14,580	$11,877	$6,861	$6,889	$8,072
Average Net Assets for the Period (in thousands)	$14,505	$13,972	$8,639	$7,041	$7,362	$4,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.14%	1.12%	1.20%	1.31%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%	0.98%	0.99%	1.01%	0.99%
Ratio of Net Investment Income/(Loss)	2.52%	3.43%	4.29%	3.20%	3.26%	3.47%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.71	$14.86	$12.32	$13.11	$13.19	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.48	0.59	0.41	0.43	0.40
Net realized and unrealized gain/(loss)	0.49	(1.94)	2.40	(0.76)	—(2)	0.23
Total from Investment Operations	0.66	(1.46)	2.99	(0.35)	0.43	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.50)	(0.45)	(0.44)	(0.40)	(0.38)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.34)	(0.69)	(0.45)	(0.44)	(0.51)	(0.38)
Net Asset Value, End of Period	$13.03	$12.71	$14.86	$12.32	$13.11	$13.19
Total Return*	5.46%	(10.23)%	24.68%	(2.68)%	3.41%	4.86%
Net Assets, End of Period (in thousands)	$39,150	$55,559	$68,416	$74,386	$88,458	$100,825
Average Net Assets for the Period (in thousands)	$54,297	$66,229	$78,344	$81,753	$97,766	$92,797
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.04%	0.99%	1.00%	1.06%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	2.62%	3.30%	4.27%	3.19%	3.35%	2.94%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.69	$14.83	$12.30	$13.08	$13.16	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.60	0.61	0.41	0.42	0.45
Net realized and unrealized gain/(loss)	0.50	(2.05)	2.38	(0.74)	0.01	0.19
Total from Investment Operations	0.67	(1.45)	2.99	(0.33)	0.43	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.50)	(0.46)	(0.45)	(0.40)	(0.39)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.35)	(0.69)	(0.46)	(0.45)	(0.51)	(0.39)
Net Asset Value, End of Period	$13.01	$12.69	$14.83	$12.30	$13.08	$13.16
Total Return*	5.52%	(10.14)%	24.71%	(2.56)%	3.48%	4.94%
Net Assets, End of Period (in thousands)	$8,631	$6,384	$688	$477	$590	$857
Average Net Assets for the Period (in thousands)	$5,936	$3,798	$582	$518	$723	$557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.08%	1.44%	1.51%	1.39%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.88%	0.84%	0.85%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	2.76%	4.30%	4.41%	3.22%	3.28%	3.40%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.63	$14.78	$12.27	$13.06	$13.17	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.48	0.59	0.39	0.43	0.34
Net realized and unrealized gain/(loss)	0.50	(1.94)	2.39	(0.75)	(0.02)	0.25
Total from Investment Operations	0.66	(1.46)	2.98	(0.36)	0.41	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.50)	(0.47)	(0.43)	(0.41)	(0.35)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.36)	(0.69)	(0.47)	(0.43)	(0.52)	(0.35)
Net Asset Value, End of Period	$12.93	$12.63	$14.78	$12.27	$13.06	$13.17
Total Return*	5.49%	(10.27)%	24.68%	(2.80)%	3.28%	4.52%
Net Assets, End of Period (in thousands)	$61	$58	$65	$52	$53	$52
Average Net Assets for the Period (in thousands)	$58	$64	$59	$53	$51	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.44%	5.83%	6.21%	6.96%	7.11%	2.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.95%	0.91%	1.08%	1.04%	1.21%
Ratio of Net Investment Income/(Loss)	2.52%	3.36%	4.27%	3.04%	3.32%	2.56%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.65	$14.81	$12.29	$13.08	$13.16	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.46	0.56	0.41	0.43	0.49
Net realized and unrealized gain/(loss)	0.44	(1.95)	2.40	(0.77)	(0.02)	0.11
Total from Investment Operations	0.66	(1.49)	2.96	(0.36)	0.41	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.48)	(0.44)	(0.43)	(0.38)	(0.37)
Distributions (from capital gains)	—	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.33)	(0.67)	(0.44)	(0.43)	(0.49)	(0.37)
Net Asset Value, End of Period	$12.98	$12.65	$14.81	$12.29	$13.08	$13.16
Total Return*	5.45%	(10.41)%	24.45%	(2.80)%	3.29%	4.66%
Net Assets, End of Period (in thousands)	$4,690	$20,258	$28,439	$26,296	$15,553	$9,755
Average Net Assets for the Period (in thousands)	$12,741	$24,255	$26,581	$19,478	$11,844	$3,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.21%	1.18%	1.21%	1.28%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.11%	1.09%	1.09%	1.10%	1.11%
Ratio of Net Investment Income/(Loss)	3.38%	3.16%	4.06%	3.29%	3.36%	3.75%
Portfolio Turnover Rate	47%	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Responsible International Dividend Fund (formerly named Janus Henderson Dividend & Income Builder Fund)(the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks income with the potential for capital growth over the long-term. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

22	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	23

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

Janus Investment Fund	25

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

26	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on

Janus Investment Fund	27

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $198.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

28	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $137.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	0*
Class S Shares	100	0*
Class T Shares	-	-

* Less than 0.50%

Janus Investment Fund	29

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 95,154,751	$13,869,589	$ (3,102,080)	$ 10,767,509

30	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	231,215	$ 2,949,288	459,828	$ 6,635,416
Reinvested dividends and distributions	60,940	722,808	109,704	1,542,992
Shares repurchased	(489,391)	(6,177,761)	(305,520)	(4,426,010)
Net Increase/(Decrease)	(197,236)	$ (2,505,665)	264,012	$ 3,752,398
Class C Shares:
Shares sold	45,659	$ 558,085	113,623	$ 1,630,546
Reinvested dividends and distributions	17,856	204,113	44,603	615,637
Shares repurchased	(220,855)	(2,718,134)	(519,115)	(7,250,326)
Net Increase/(Decrease)	(157,340)	$ (1,955,936)	(360,889)	$ (5,004,143)
Class D Shares:
Shares sold	97,135	$ 1,206,973	607,184	$ 8,834,472
Reinvested dividends and distributions	31,816	378,252	45,858	643,416
Shares repurchased	(114,944)	(1,446,939)	(303,717)	(4,391,416)
Net Increase/(Decrease)	14,007	$ 138,286	349,325	$ 5,086,472
Class I Shares:
Shares sold	1,412,541	$ 16,581,444	704,857	$10,313,050
Reinvested dividends and distributions	106,147	1,251,409	218,121	3,084,835
Shares repurchased	(2,886,685)	(37,346,072)	(1,153,891)	(16,725,258)
Net Increase/(Decrease)	(1,367,997)	$(19,513,219)	(230,913)	$ (3,327,373)
Class N Shares:
Shares sold	249,949	$ 3,233,213	489,624	$ 7,162,912
Reinvested dividends and distributions	13,048	154,763	15,140	209,921
Shares repurchased	(103,014)	(1,303,434)	(47,879)	(676,451)
Net Increase/(Decrease)	159,983	$ 2,084,542	456,885	$ 6,696,382
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	140	1,666	219	3,069
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	140	$ 1,666	219	$ 3,069
Class T Shares:
Shares sold	42,649	$ 532,701	256,794	$ 3,735,444
Reinvested dividends and distributions	30,664	350,379	77,887	1,096,439
Shares repurchased	(1,313,147)	(15,294,852)	(653,416)	(9,586,426)
Net Increase/(Decrease)	(1,239,834)	$(14,411,772)	(318,735)	$ (4,754,543)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$56,135,131	$ 92,955,178	$ -	$ -

Janus Investment Fund	31

Janus Henderson Responsible International Dividend Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	33

Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

42	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson Responsible International Dividend Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

44	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	45

Janus Henderson Responsible International Dividend Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson Responsible International Dividend Fund

Notes

NotesPage2

48	DECEMBER 31, 2022

Janus Henderson Responsible International Dividend Fund

Notes

NotesPage3

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93075 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short Duration Flexible Bond Fund

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.99%	3.11%
Class A Shares MOP	2.92%	3.04%
Class C Shares**	2.17%	2.30%
Class D Shares	3.14%	3.28%
Class I Shares	3.22%	3.34%
Class N Shares	3.28%	3.42%
Class S Shares	1.94%	2.89%
Class T Shares	3.08%	3.16%
Weighted Average Maturity		2.9 Years
Average Effective Duration***		1.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	27.1%
AA	24.9%
A	3.9%
BBB	8.3%
BB	4.0%
B	0.6%
Not Rated	30.1%
Other	1.1%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	40.7%
Asset-Backed/Commercial Mortgage-Backed Securities	39.3%
Corporate Bonds	12.9%
Mortgage-Backed Securities	5.0%
Investment Companies	1.7%
Bank Loans and Mezzanine Loans	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(0.2)%
100.0%

Janus Investment Fund	1

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.12%	-5.80%	0.59%	0.75%	3.05%	0.79%	0.70%
Class A Shares at MOP	-2.28%	-8.20%	0.07%	0.49%	2.89%
Class C Shares at NAV	0.17%	-6.09%	-0.03%	0.03%	2.36%	1.57%	1.45%
Class C Shares at CDSC	-0.83%	-7.02%	-0.03%	0.03%	2.36%
Class D Shares	0.55%	-5.31%	0.83%	0.94%	3.38%	0.63%	0.53%
Class I Shares	0.23%	-5.57%	0.80%	0.97%	3.28%	0.61%	0.45%
Class N Shares	0.26%	-5.54%	0.82%	1.01%	3.39%	0.50%	0.39%
Class S Shares	0.02%	-5.67%	0.47%	0.61%	2.88%	1.46%	0.90%
Class T Shares	0.50%	-5.41%	0.72%	0.83%	3.33%	0.73%	0.64%
Bloomberg 1-3 Year U.S. Government/Credit Index	-0.60%	-3.69%	0.92%	0.88%	3.37%**
Morningstar Quartile - Class T Shares	-	3rd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	365/594	328/529	275/450	68/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

2	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,001.20	$3.53	$1,000.00	$1,021.68	$3.57	0.70%
Class C Shares	$1,000.00	$1,001.70	$6.56	$1,000.00	$1,018.65	$6.61	1.30%
Class D Shares	$1,000.00	$1,005.50	$2.68	$1,000.00	$1,022.53	$2.70	0.53%
Class I Shares	$1,000.00	$1,002.30	$2.32	$1,000.00	$1,022.89	$2.35	0.46%
Class N Shares	$1,000.00	$1,002.60	$1.97	$1,000.00	$1,023.24	$1.99	0.39%
Class S Shares	$1,000.00	$1,000.20	$4.49	$1,000.00	$1,020.72	$4.53	0.89%
Class T Shares	$1,000.00	$1,005.00	$3.23	$1,000.00	$1,021.98	$3.26	0.64%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 39.3%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 5.1170%, 9/15/34 (144A)‡	$2,890,000	$2,819,342
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	274,021	270,855
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	1,742,040	1,709,599
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	637,867	634,736
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	1,402,000	1,329,139
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	172,341	165,294
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	148,851	141,052
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	685,228	615,354
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 3.8603%, 7/18/34 (144A)‡	491,000	477,595
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	2,285,717	2,218,473
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	857,694	832,545
Avis Budget Rental Car Funding AESOP LLC 2017-2A D, 4.5600%, 3/20/24 (144A)	1,617,000	1,611,633
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.9750%, 5.2929%, 8/15/36 (144A)‡	430,000	422,177
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 6.2336%, 4/15/37 (144A)‡	3,717,000	3,660,171
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 5.3701%, 10/15/36 (144A)‡	3,732,437	3,686,366
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 5.5301%, 10/15/36 (144A)‡	850,000	834,364
BX Commercial Mortgage Trust 2021-21M A,
ICE LIBOR USD 1 Month + 0.7300%, 5.0480%, 10/15/36 (144A)‡	1,868,489	1,795,520
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	1,598,000	1,519,468
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 2/15/36 (144A)‡	1,817,000	1,730,824
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 6.7179%, 9/15/36 (144A)‡	3,235,000	2,981,733
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.0848%, 4/15/39 (144A)‡	2,005,000	1,846,273
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	615,577	607,664
CBAM CLO Management 2019-11RA A2,
ICE LIBOR USD 3 Month + 1.5000%, 5.7426%, 1/20/35 (144A)‡	4,325,000	4,061,664
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	2,191,812	1,890,662
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	804,204	660,107
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	12,430,022	12,038,222
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	740,758	727,691
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	469,634	456,768
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	1,063,684	1,020,993
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	828,431	791,608
Chesapeake Funding II LLC 2019-2A, 2.7100%, 9/15/31 (144A)	2,858,000	2,845,156
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 5.9776%, 10/21/31 (144A)‡	1,278,000	1,226,131
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 5.9246%, 1/23/35 (144A)‡	1,432,000	1,367,341
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,174,882	1,106,253
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2179%, 11/15/37 (144A)‡	3,282,205	3,196,288
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 5.6179%, 11/15/37 (144A)‡	1,683,863	1,630,225
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 5.9679%, 11/15/37 (144A)‡	1,690,744	1,635,344
COLEM Mortgage Trust 2022-HLNE A, 2.4610%, 4/12/42 (144A)‡	4,914,000	4,123,400
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	1,242	1,240
Conn Funding II LP 2022-A A, 5.8700%, 12/15/26 (144A)	1,228,526	1,226,561
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 8.6887%, 2/25/25‡	386,668	394,170

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 6.7887%, 4/25/31 (144A)‡	$56,254	$56,088
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 6.6887%, 8/25/31 (144A)‡	20,728	20,689
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 6.5387%, 9/25/31 (144A)‡	351,741	350,749
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 6.4887%, 9/25/39 (144A)‡	81,311	81,212
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 6.4887%, 10/25/39 (144A)‡	4,130	4,119
Connecticut Avenue Securities Trust 2021-R02 2M1,
US 30 Day Average SOFR + 0.9000%, 4.8277%, 11/25/41 (144A)‡	2,013,788	1,958,766
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 11/25/41 (144A)‡	2,548,000	2,371,295
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 5.5777%, 12/25/41 (144A)‡	951,000	883,096
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 7.0777%, 12/25/41 (144A)‡	1,759,000	1,651,000
Connecticut Avenue Securities Trust 2022-R01 1M2,
US 30 Day Average SOFR + 1.9000%, 5.8277%, 12/25/41 (144A)‡	1,997,000	1,867,422
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	1,936,442	1,925,587
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 3/25/42 (144A)‡	873,269	871,166
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 6.6777%, 5/25/42 (144A)‡	766,234	773,226
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 6.4777%, 7/25/42 (144A)‡	931,068	933,720
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	315,929	313,992
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	2,934,292	2,886,401
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 5.2980%, 5/15/36 (144A)‡	3,703,000	3,660,465
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 5.7480%, 5/15/36 (144A)‡	4,106,000	4,016,615
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.2873%, 4/15/23 (144A)‡	1,528,094	1,483,841
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	4,880,610	4,412,209
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	4,240,000	3,793,928
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	2,114,000	1,731,549
Diamond Resorts Owner Trust 2021-1A A, 1.5100%, 11/21/33 (144A)	700,629	637,732
Donlen Fleet Lease Funding 2021-2 B, 0.9800%, 12/11/34 (144A)	1,572,000	1,472,892
Donlen Fleet Lease Funding 2021-2 C, 1.2000%, 12/11/34 (144A)	1,471,000	1,366,387
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,463,469
DROP Mortgage Trust 2021-FILE A,
ICE LIBOR USD 1 Month + 1.1500%, 5.4700%, 10/15/43 (144A)‡	3,929,000	3,749,321
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 3.8599%, 4/20/34 (144A)‡	740,000	722,495
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,895,000	2,867,875
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	2,687,000	2,703,817
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	1,081,000	1,007,354
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 5.6980%, 7/15/38 (144A)‡	704,811	675,205
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 7.1680%, 7/15/38 (144A)‡	3,306,363	3,147,529
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 9.3887%, 7/25/25‡	158,802	164,700
First Investors Auto Owner Trust 2022-1A A, 2.0300%, 1/15/27 (144A)	2,703,493	2,620,299
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	5,598,845	4,672,640
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	2,960,000	2,884,987

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 6.3387%, 10/25/49 (144A)‡	$202,344	$202,212
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 5.9277%, 12/25/50 (144A)‡	1,135,713	1,126,739
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 7.4887%, 3/25/50 (144A)‡	1,923,102	1,938,074
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 6.5277%, 11/25/50 (144A)‡	1,252,471	1,237,241
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/33 (144A)‡	622,000	615,099
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 6.1777%, 8/25/33 (144A)‡	681,000	627,315
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA2 M2,
US 30 Day Average SOFR + 2.0500%, 5.9777%, 12/25/33 (144A)‡	2,592,000	2,273,106
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 6.8777%, 6/25/42 (144A)‡	1,278,669	1,290,303
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 6.0277%, 3/25/42 (144A)‡	909,465	901,116
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 6.2277%, 8/25/42 (144A)‡	785,097	781,876
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	211,528	211,303
FREED ABS Trust 2021-3FP B, 1.0100%, 11/20/28 (144A)	2,189,782	2,167,777
FREED ABS Trust 2022-2CP B, 4.4900%, 5/18/29 (144A)	6,317,000	6,179,488
FREED ABS Trust 2022-3FP A, 4.5000%, 8/20/29 (144A)	1,576,549	1,570,556
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	4,870,109	4,011,232
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 5.3520%, 12/15/36 (144A)‡	5,929,000	5,753,697
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	322,899	321,715
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	800,000	791,226
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	1,838,591	1,725,574
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	991,000	911,169
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	2,560,000	2,347,193
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	41,179	40,640
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.8000%, 5.1180%, 5/15/36 (144A)‡	3,838,000	3,799,583
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	702,548	681,811
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	3,407,336	3,351,259
Lendbuzz Securitization Trust 2021-1A A, 1.4600%, 6/15/26 (144A)	2,977,062	2,841,824
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	2,448,422	2,352,092
LendingPoint Asset Securitization Trust 2021-B A, 1.1100%, 2/15/29 (144A)	542,278	538,168
LendingPoint Asset Securitization Trust 2022-A A, 1.6800%, 6/15/29 (144A)	1,187,183	1,175,600
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 5.0180%, 3/15/38 (144A)‡	3,554,420	3,441,766
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 5.4180%, 3/15/38 (144A)‡	1,980,685	1,882,570
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 5.6309%, 5/15/39 (144A)‡	2,823,000	2,753,077
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 6.1295%, 5/15/39 (144A)‡	1,059,000	1,022,335
Marlette Funding Trust 2021-3A A, 0.6500%, 12/15/31 (144A)	986,133	975,115
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 6.1180%, 11/15/38 (144A)‡	587,000	556,652
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 6.3180%, 11/15/38 (144A)‡	596,000	564,202
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 7.4680%, 11/15/38 (144A)‡	2,647,000	2,456,969

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 8.3180%, 11/15/38 (144A)‡	$1,665,000	$1,533,331
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 4.4708%, 10/25/51 (144A)‡	1,760,254	1,589,231
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	1,854,910	1,481,400
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	3,347,818	2,745,361
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	1,890,000	1,809,319
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 5.1190%, 4/15/38 (144A)‡	3,182,956	3,087,697
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 5.6690%, 4/15/38 (144A)‡	1,797,068	1,712,797
Neuberger Berman CLO Ltd 2019-33A BR,
ICE LIBOR USD 3 Month + 1.6000%, 5.1591%, 10/16/33 (144A)‡	3,800,000	3,669,094
NMEF Funding LLC 2022-A A2, 2.5800%, 10/16/28 (144A)	3,487,030	3,377,384
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	398,953	363,595
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	869,539	754,929
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	1,067,745	949,271
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	1,318,067	1,285,376
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	1,769,631	1,736,024
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	2,446,464	2,432,810
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 10/25/51 (144A)‡	1,935,358	1,733,855
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 4.3708%, 11/25/51 (144A)‡	1,892,985	1,700,105
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,970,414	1,644,451
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	3,904,326	3,258,445
OCP CLO Ltd 2015-10A BR2,
ICE LIBOR USD 3 Month + 1.6500%, 5.9769%, 1/26/34 (144A)‡	2,686,000	2,564,222
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 5.8426%, 10/20/34 (144A)‡	527,000	505,846
Ondeck Asset Securitization Trust LLC 2021-1A A, 1.5900%, 5/17/27 (144A)	1,807,000	1,650,811
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	2,885,448	2,306,836
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	3,933,096	3,283,146
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	1,668,108	1,320,215
Oscar US Funding Trust 2021-1A A3, 0.7000%, 4/10/25 (144A)	2,188,000	2,121,160
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	960,065	915,481
Palmer Square Loan Funding 2020-1A A2,
ICE LIBOR USD 3 Month + 1.3500%, 6.0254%, 2/20/28 (144A)‡	3,093,334	3,040,382
Pawnee Equipment Receivables 2021-1 A2, 1.1000%, 7/15/27 (144A)	2,978,572	2,840,077
Pear LLC 2022-1 A1, 6.5000%, 10/15/34 (144A)	2,285,646	2,281,576
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	1,908,180	1,715,813
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	1,920,029	1,739,133
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	2,501,161	2,337,168
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	1,622,425	1,295,173
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	1,962,906	1,958,861
Santander Bank Auto Credit-Linked Notes 2021-1A C, 3.2680%, 12/15/31 (144A)	788,694	759,941
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	1,899,751	1,839,455
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	4,581,000	4,326,629
Sierra Receivables Funding Co LLC 2021-1A A, 0.9900%, 11/20/37 (144A)	1,134,708	1,064,010
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 5.3360%, 1/15/39 (144A)‡	2,805,000	2,707,810
SoFi Consumer Loan Program Trust 2022-1S A, 6.2100%, 4/15/31 (144A)	3,829,000	3,822,934
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	1,757,318	1,590,344
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 3.7899%, 1/20/32 (144A)‡	2,136,000	2,090,473

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
SREIT Trust 2021-FLWR D,
ICE LIBOR USD 1 Month + 1.3750%, 5.6930%, 7/15/36 (144A)‡	$2,543,000	$2,413,039
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.0487%, 11/15/38 (144A)‡	3,236,000	3,111,858
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	2,650,000	2,629,767
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	1,050,000	988,738
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	538,000	497,083
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	2,770,977	2,719,940
Theorem Funding Trust 2022-3A A, 7.6000%, 4/15/29 (144A)	3,266,688	3,266,006
THL Credit Wind River CLO Ltd 2014-1A ARR,
ICE LIBOR USD 3 Month + 1.0500%, 3.7903%, 7/18/31 (144A)‡	5,118,934	5,003,083
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	994,000	955,641
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	819,000	787,394
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	1,109,000	1,059,704
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	1,573,172	1,559,238
TTAN 2021-MHC A, ICE LIBOR USD 1 Month + 0.8500%, 5.1680%, 3/15/38 (144A)‡	1,658,861	1,611,245
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	2,930,000	2,798,115
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	1,432,210	1,155,382
Upstart Securitization Trust 2020-3 B, 3.0140%, 11/20/30 (144A)	1,692,730	1,680,361
Upstart Securitization Trust 2021-1 A, 0.8700%, 3/20/31 (144A)	44,714	44,579
Upstart Securitization Trust 2021-3 A, 0.8300%, 7/20/31 (144A)	852,716	833,307
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	1,361,485	1,317,588
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	456,174	439,131
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	3,342,757	3,208,923
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	2,692,271	2,620,681
USASF Receivables LLC 2021-1A C, 2.2000%, 5/15/26 (144A)	3,000,000	2,886,866
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	2,652,000	2,334,512
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 5.2180%, 7/15/39 (144A)‡	1,260,000	1,165,987
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,383,811
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	2,872,478	2,705,315
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 5.9891%, 1/18/37 (144A)‡	1,233,677	1,190,822
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	648,394	618,164
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 4.3208%, 7/25/51 (144A)‡	1,246,602	1,117,099
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $372,308,082)		352,976,862
Bank Loans and Mezzanine Loans– 0.4%
Capital Goods – 0.4%
Zurn Holdings Inc, ICE LIBOR USD 1 Month + 2.0000%, 6.3836%, 10/4/28‡((cost $3,232,752)	3,239,573	3,235,575
Corporate Bonds– 12.9%
Banking – 5.0%
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	2,851,000	2,943,577
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,220,482
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	5,090,226
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	6,763,000	6,566,345
Morgan Stanley, 4.1000%, 5/22/23	8,673,000	8,641,293
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,133,000	5,105,252
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	6,640,000	4,356,163
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.2020%, 4.0000%‡,µ	857,000	565,637
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.3440%, 7.0000% (144A)‡,µ	5,447,000	5,358,886
Wells Fargo & Co, SOFR + 1.5100%, 3.5260%, 3/24/28‡	3,116,000	2,885,419
		44,733,280
Communications – 0.3%
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,285,524

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical – 0.3%
Lowe's Cos Inc, 3.3500%, 4/1/27	$916,000	$859,908
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,736,469
		2,596,377
Consumer Non-Cyclical – 2.1%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	5,132,000	5,099,831
GE Healthcare Holding LLC, 5.6000%, 11/15/25 (144A)	3,053,000	3,071,810
HCA Inc, 5.3750%, 2/1/25	1,308,000	1,306,416
HCA Inc, 5.8750%, 2/15/26	684,000	688,316
Illumina Inc, 5.8000%, 12/12/25	2,951,000	2,971,052
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
2.5000%, 1/15/27 (144A)	4,222,000	3,693,068
Providence Service Corp, 5.8750%, 11/15/25 (144A)	1,734,000	1,628,792
Tenet Healthcare Corp, 4.6250%, 7/15/24#	712,000	694,383
		19,153,668
Electric – 0.4%
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	1,229,000	1,192,131
Southern California Edison Co, 5.8500%, 11/1/27	2,077,000	2,137,829
		3,329,960
Energy – 0.4%
EQT Corp, 5.6780%, 10/1/25	2,371,000	2,359,476
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27	1,643,000	1,653,417
		4,012,893
Finance Companies – 2.4%
Air Lease Corp, 0.8000%, 8/18/24	3,072,000	2,828,756
Ares Capital Corp, 2.8750%, 6/15/27	4,880,000	4,135,909
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,131,302
Avolon Holdings Funding Ltd, 2.1250%, 2/21/26 (144A)	3,354,000	2,886,706
Castlelake Aviation Finance DAC, 5.0000%, 4/15/27 (144A)#	2,999,000	2,609,621
Owl Rock Capital Corp, 3.1250%, 4/13/27	4,908,000	4,040,229
SLM Corp, 3.1250%, 11/2/26	3,419,000	2,907,688
		21,540,211
Government Sponsored – 0.3%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	1,642,000	1,525,926
NOVA Chemicals Corp, 4.8750%, 6/1/24 (144A)	1,707,000	1,651,516
		3,177,442
Insurance – 1.7%
Centene Corp, 4.2500%, 12/15/27	13,752,000	12,897,495
Corebridge Financial Inc, 3.5000%, 4/4/25 (144A)	2,625,000	2,516,521
		15,414,016
Total Corporate Bonds (cost $125,198,388)		116,243,371
Mortgage-Backed Securities– 5.0%
Fannie Mae:
3.5000%, TBA, 30 Year Maturity	993,344	901,709
4.5000%, TBA, 30 Year Maturity	2,741,764	2,639,096
5.0000%, TBA, 30 Year Maturity	937,576	923,590
		4,464,395
Fannie Mae Pool:
4.0000%, 10/1/47	423,565	404,106
4.5000%, 6/1/48	392,446	384,236
4.0000%, 7/1/48	521,792	497,388
4.0000%, 11/1/48	606,351	577,993
4.0000%, 12/1/48	96,747	92,222
4.0000%, 6/1/49	77,895	74,092
4.5000%, 6/1/49	36,946	36,137
4.5000%, 8/1/49	50,656	49,547
4.0000%, 11/1/49	1,257,071	1,198,278

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 1/1/50	$1,021,636	$1,000,265
4.5000%, 1/1/50	70,948	69,395
4.0000%, 9/1/50	1,937,798	1,843,196
4.0000%, 3/1/51	5,148,106	4,896,777
4.0000%, 3/1/51	100,036	95,153
4.0000%, 3/1/51	48,756	46,475
4.0000%, 10/1/51	738,460	702,408
3.0000%, 3/1/52	1,072,843	949,657
3.0000%, 4/1/52	897,986	797,121
3.0000%, 4/1/52	800,336	708,195
3.5000%, 4/1/52	799,269	730,911
3.5000%, 4/1/52	440,450	402,471
3.5000%, 4/1/52	261,888	239,489
3.5000%, 4/1/52	163,980	149,861
3.5000%, 4/1/52	122,353	111,803
4.0000%, 4/1/52	577,511	548,157
4.5000%, 4/1/52	147,318	141,926
4.5000%, 4/1/52	113,378	109,229
4.5000%, 4/1/52	65,027	62,647
4.5000%, 4/1/52	59,014	56,855
4.5000%, 4/1/52	51,620	49,730
4.5000%, 4/1/52	33,238	31,993
4.5000%, 5/1/52	179,865	173,282
4.0000%, 6/1/52	458,530	430,184
4.0000%, 6/1/52	116,229	109,044
3.5000%, 7/1/52	2,960,697	2,719,903
4.0000%, 7/1/52	208,282	195,407
4.5000%, 8/1/52	1,974,380	1,903,242
5.0000%, 10/1/52	572,442	571,294
5.0000%, 10/1/52	255,894	255,381
5.5000%, 10/1/52	4,919,179	5,008,901
4.5000%, 11/1/52	1,968,083	1,923,797
		30,348,148
Freddie Mac Pool:
4.0000%, 11/1/48	54,721	52,162
4.5000%, 6/1/49	36,901	36,093
4.5000%, 7/1/49	327,201	320,042
4.5000%, 7/1/49	56,161	54,933
4.5000%, 8/1/49	286,716	280,443
4.5000%, 1/1/50	194,946	190,681
4.5000%, 1/1/50	55,203	53,996
4.0000%, 3/1/50	647,185	616,918
4.5000%, 9/1/50	1,916,399	1,876,309
4.0000%, 10/1/50	186,170	177,081
4.5000%, 3/1/52	27,968	26,945
3.5000%, 4/1/52	115,469	105,527
3.5000%, 4/1/52	97,522	89,113
3.5000%, 7/1/52	1,150,504	1,056,939
4.0000%, 7/1/52	457,141	428,890
4.0000%, 8/1/52	514,603	483,018
4.5000%, 10/1/52	1,167,814	1,141,546
5.0000%, 10/1/52	1,759,088	1,755,558
5.0000%, 10/1/52	1,141,496	1,139,205
5.0000%, 10/1/52	34,552	34,483
		9,919,882
Total Mortgage-Backed Securities (cost $45,848,611)		44,732,425
United States Treasury Notes/Bonds– 40.7%
0.1250%, 5/31/23	24,051,000	23,621,652
0.1250%, 6/30/23	60,346,000	59,007,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– (continued)
0.1250%, 8/31/23	$4,619,000	$4,479,528
0.3750%, 10/31/23	44,134,000	42,560,002
0.8750%, 1/31/24	12,392,000	11,890,027
1.7500%, 6/30/24	4,521,000	4,332,390
3.0000%, 7/31/24	51,147,000	49,888,304
4.2500%, 9/30/24	22,326,000	22,211,754
0.7500%, 11/15/24	9,849,000	9,192,657
1.1250%, 1/15/25	760,000	711,223
1.5000%, 2/15/25	361,000	339,819
1.7500%, 3/15/25	1,442,000	1,362,577
3.0000%, 7/15/25	19,964,700	19,337,684
3.1250%, 8/15/25	12,236,000	11,879,435
3.5000%, 9/15/25	7,113,000	6,970,740
4.5000%, 11/15/25	10,568,000	10,631,573
4.1250%, 9/30/27	14,758,000	14,813,342
4.1250%, 10/31/27	49,416,100	49,597,550
3.8750%, 11/30/27	21,784,000	21,664,869
3.8750%, 11/30/29	1,306,000	1,297,225
Total United States Treasury Notes/Bonds (cost $372,426,505)		365,789,424
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $15,655,122)	15,652,821	15,655,952
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	1,428,296	1,428,296
Time Deposits – 0%
Royal Bank of Canada, 4.3100%, 1/3/23	$357,074	357,074
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,785,370)		1,785,370
Total Investments (total cost $936,454,830) – 100.2%		900,418,979
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,976,272)
Net Assets – 100%		$898,442,707

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$873,587,619	97.0%
France	8,310,708	0.9
Switzerland	5,358,886	0.6
Ireland	5,018,008	0.6
Canada	4,496,672	0.5
Japan	2,121,160	0.2
United Arab Emirates	1,525,926	0.2

Total	$900,418,979	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$554,389	$602	$(732)	$15,655,952
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	15,598∆	-	-	1,428,296
Total Affiliated Investments - 1.9%	$569,987	$602	$(732)	$17,084,248

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	40,688,230	229,333,364	(254,365,512)	15,655,952
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	1,022,250	67,368,552	(66,962,506)	1,428,296

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	1,199	4/5/23	$245,888,673	$140,508
Ultra 10-Year Treasury Note	39	3/31/23	4,612,969	(57,891)
Ultra Long Term US Treasury Bond	24	3/31/23	3,223,500	(113,997)
Total - Futures Long				(31,380)
Futures Short:
10 Year US Treasury Note	112	3/31/23	(12,577,250)	117,250
5 Year US Treasury Note	1,041	4/5/23	(112,354,805)	400,250
US Treasury Long Bond	99	3/31/23	(12,409,031)	215,016
Total - Futures Short				732,516
Total				$701,136

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 873,024

Liability Derivatives:
*Futures contracts	$ 171,888

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (4,927,813)	$(4,927,813)
Swap contracts	(455,914)	-	$ (455,914)

Total	$(455,914)	$ (4,927,813)	$(5,383,727)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative		Interest Rate Contracts	Total
Futures contracts		$ 2,099,002	$ 2,099,002

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2022

Credit default swaps:
Average notional amount - buy protection	$ 2,411,357
Futures contracts:
Average notional amount of contracts - long	273,786,490
Average notional amount of contracts - short	79,387,031

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,725,808	$—	$(1,725,808)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg 1-3 Year U.S. Government/Credit Index	Bloomberg 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $377,305,883, which represents 42.0% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$352,976,862	$-
Bank Loans and Mezzanine Loans	-	3,235,575	-
Corporate Bonds	-	116,243,371	-
Mortgage-Backed Securities	-	44,732,425	-
United States Treasury Notes/Bonds	-	365,789,424	-
Investment Companies	-	15,655,952	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,785,370	-
Total Investments in Securities	$-	$900,418,979	$-
Other Financial Instruments(a):
Futures Contracts	873,024	-	-
Total Assets	$873,024	$900,418,979	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$171,888	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $919,371,412)(1)	$883,334,731
Affiliated investments, at value (cost $17,083,418)	17,084,248
Deposits with brokers for futures	2,129,000
Variation margin receivable on futures contracts	120,684
Trustees' deferred compensation	29,122
Receivables:
Interest	4,647,103
Fund shares sold	490,582
Dividends from affiliates	48,987
Other assets	10,890
Total Assets	907,895,347
Liabilities:
Due to custodian	368,790
Collateral for securities loaned (Note 3)	1,785,370
Variation margin payable on futures contracts	201,781
Payables:	—
Investments purchased	4,543,010
Fund shares repurchased	1,861,448
Advisory fees	249,056
Transfer agent fees and expenses	149,640
Dividends	91,465
Professional fees	31,543
Trustees' deferred compensation fees	29,122
12b-1 Distribution and shareholder servicing fees	27,579
Affiliated fund administration fees payable	2,055
Trustees' fees and expenses	1,607
Custodian fees	535
Accrued expenses and other payables	109,639
Total Liabilities	9,452,640
Net Assets	$898,442,707

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,001,911,325
Total distributable earnings (loss)	(103,468,618)
Total Net Assets	$898,442,707
Net Assets - Class A Shares	$59,281,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,999,917
Net Asset Value Per Share(2)	$2.82
Maximum Offering Price Per Share(3)	$2.89
Net Assets - Class C Shares	$16,399,023
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,820,306
Net Asset Value Per Share(2)	$2.82
Net Assets - Class D Shares	$155,762,163
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,132,191
Net Asset Value Per Share	$2.83
Net Assets - Class I Shares	$389,984,308
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,209,031
Net Asset Value Per Share	$2.82
Net Assets - Class N Shares	$15,304,591
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,452,398
Net Asset Value Per Share	$2.81
Net Assets - Class S Shares	$383,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,103
Net Asset Value Per Share	$2.82
Net Assets - Class T Shares	$261,327,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92,475,998
Net Asset Value Per Share	$2.83

(1) Includes $1,725,808 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Interest	$13,962,127
Dividends from affiliates	554,389
Affiliated securities lending income, net	15,598
Unaffiliated securities lending income, net	2,802
Other income	31,208
Total Investment Income	14,566,124
Expenses:
Advisory fees	2,198,097
12b-1 Distribution and shareholder servicing fees:
Class A Shares	77,439
Class C Shares	63,690
Class S Shares	478
Transfer agent administrative fees and expenses:
Class D Shares	99,183
Class S Shares	480
Class T Shares	357,028
Transfer agent networking and omnibus fees:
Class A Shares	13,710
Class C Shares	5,044
Class I Shares	285,282
Other transfer agent fees and expenses:
Class A Shares	2,129
Class C Shares	369
Class D Shares	16,669
Class I Shares	11,988
Class N Shares	907
Class S Shares	17
Class T Shares	2,239
Registration fees	79,839
Shareholder reports expense	59,576
Professional fees	33,589
Trustees’ fees and expenses	16,145
Affiliated fund administration fees	12,488
Custodian fees	6,283
Other expenses	59,817
Total Expenses	3,402,486
Less: Excess Expense Reimbursement and Waivers	(678,946)
Net Expenses	2,723,540
Net Investment Income/(Loss)	11,842,584

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$(21,782,617)
Investments in affiliates	602
Futures contracts	(4,927,813)
Swap contracts	(455,914)
Total Net Realized Gain/(Loss) on Investments	(27,165,742)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	15,651,799
Investments in affiliates	(732)
Futures contracts	2,099,002
Total Change in Unrealized Net Appreciation/Depreciation	17,750,069
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,426,911

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short Duration Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$11,842,584	$13,833,586
Net realized gain/(loss) on investments	(27,165,742)	(23,041,341)
Change in unrealized net appreciation/depreciation	17,750,069	(62,894,052)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,426,911	(72,101,807)
Dividends and Distributions to Shareholders:
Class A Shares	(710,041)	(939,007)
Class C Shares	(130,527)	(110,941)
Class D Shares	(2,063,426)	(2,783,229)
Class I Shares	(5,390,139)	(7,234,654)
Class N Shares	(497,712)	(464,174)
Class S Shares	(4,065)	(6,770)
Class T Shares	(3,352,604)	(4,613,466)
Net Decrease from Dividends and Distributions to Shareholders	(12,148,514)	(16,152,241)
Capital Share Transactions:
Class A Shares	(6,380,903)	(5,724,778)
Class C Shares	(437,986)	(5,185,205)
Class D Shares	(15,152,297)	(20,358,158)
Class I Shares	(48,852,441)	59,461,565
Class N Shares	(29,293,966)	31,568,304
Class S Shares	16,246	(240,057)
Class T Shares	(30,416,381)	(83,079,366)
Net Increase/(Decrease) from Capital Share Transactions	(130,517,728)	(23,557,695)
Net Increase/(Decrease) in Net Assets	(140,239,331)	(111,811,743)
Net Assets:
Beginning of period	1,038,682,038	1,150,493,781
End of period	$898,442,707	$1,038,682,038

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.03	0.05	0.06	0.07	0.05
Net realized and unrealized gain/(loss)	(0.03)	(0.22)	0.02	0.05	0.04	(0.04)
Total from Investment Operations	—	(0.19)	0.07	0.11	0.11	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Total Dividends and Distributions	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Net Asset Value, End of Period	$2.82	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	0.12%	(6.28)%	2.30%	3.57%	3.64%	0.41%
Net Assets, End of Period (in thousands)	$59,282	$66,254	$77,673	$65,066	$57,815	$52,118
Average Net Assets for the Period (in thousands)	$60,831	$74,703	$76,534	$56,628	$57,158	$61,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.78%	0.78%	0.79%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.71%	0.74%	0.74%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	2.25%	1.06%	1.51%	2.10%	2.25%	1.69%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.84	$3.08	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	0.03	0.04	0.05	0.03
Net realized and unrealized gain/(loss)	(0.02)	(0.23)	0.03	0.04	0.04	(0.05)
Total from Investment Operations	—	(0.22)	0.06	0.08	0.09	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.02)	(0.03)	(0.04)	(0.05)	(0.03)
Total Dividends and Distributions	(0.02)	(0.02)	(0.03)	(0.04)	(0.05)	(0.03)
Net Asset Value, End of Period	$2.82	$2.84	$3.08	$3.05	$3.01	$2.97
Total Return*	0.17%	(7.27)%	2.04%	2.84%	2.90%	(0.69)%
Net Assets, End of Period (in thousands)	$16,399	$16,947	$23,656	$27,296	$29,434	$27,253
Average Net Assets for the Period (in thousands)	$14,982	$20,412	$28,272	$26,387	$30,443	$33,426
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.51%	1.37%	1.53%	1.58%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.42%	1.32%	1.47%	1.49%	1.56%
Ratio of Net Investment Income/(Loss)	1.66%	0.34%	0.93%	1.37%	1.52%	0.91%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.05	0.07	0.07	0.06
Net realized and unrealized gain/(loss)	(0.01)	(0.23)	0.03	0.04	0.04	(0.05)
Total from Investment Operations	0.02	(0.19)	0.08	0.11	0.11	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Total Dividends and Distributions	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Net Asset Value, End of Period	$2.83	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	0.55%	(6.12)%	2.47%	3.74%	3.81%	0.24%
Net Assets, End of Period (in thousands)	$155,762	$172,562	$207,596	$191,666	$178,483	$167,616
Average Net Assets for the Period (in thousands)	$165,146	$195,168	$207,465	$182,265	$172,435	$173,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.63%	0.63%	0.64%	0.70%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.54%	0.57%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	2.42%	1.23%	1.68%	2.25%	2.40%	1.87%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.05	$3.02	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.04	0.05	0.07	0.07	0.06
Net realized and unrealized gain/(loss)	(0.03)	(0.23)	0.04	0.03	0.05	(0.05)
Total from Investment Operations	0.01	(0.19)	0.09	0.10	0.12	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Total Dividends and Distributions	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Net Asset Value, End of Period	$2.82	$2.85	$3.08	$3.05	$3.02	$2.97
Total Return*	0.23%	(6.08)%	2.82%	3.42%	4.19%	0.29%
Net Assets, End of Period (in thousands)	$389,984	$442,881	$421,533	$380,901	$392,758	$453,776
Average Net Assets for the Period (in thousands)	$420,059	$490,490	$412,021	$383,912	$414,017	$527,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.61%	0.60%	0.61%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.46%	0.49%	0.56%	0.56%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	2.48%	1.28%	1.69%	2.27%	2.43%	1.91%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.84	$3.07	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.04	0.06	0.07	0.08	0.06
Net realized and unrealized gain/(loss)	(0.03)	(0.22)	0.02	0.05	0.04	(0.05)
Total from Investment Operations	0.01	(0.18)	0.08	0.12	0.12	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.06)	(0.08)	(0.08)	(0.06)
Total Dividends and Distributions	(0.04)	(0.05)	(0.06)	(0.08)	(0.08)	(0.06)
Net Asset Value, End of Period	$2.81	$2.84	$3.07	$3.05	$3.01	$2.97
Total Return*	0.26%	(6.03)%	2.61%	3.89%	3.95%	0.37%
Net Assets, End of Period (in thousands)	$15,305	$45,088	$15,816	$17,144	$37,464	$61,806
Average Net Assets for the Period (in thousands)	$39,067	$29,059	$16,326	$41,174	$64,559	$43,541
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%	0.49%	0.55%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.39%	0.41%	0.44%	0.44%	0.47%	0.50%
Ratio of Net Investment Income/(Loss)	2.49%	1.39%	1.80%	2.34%	2.53%	2.11%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.85	$3.07	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.03	0.04	0.06	0.06	0.05
Net realized and unrealized gain/(loss)	(0.03)	(0.22)	0.02	0.04	0.04	(0.05)
Total from Investment Operations	—	(0.19)	0.06	0.10	0.10	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.03)	(0.04)	(0.06)	(0.06)	(0.05)
Total Dividends and Distributions	(0.03)	(0.03)	(0.04)	(0.06)	(0.06)	(0.05)
Net Asset Value, End of Period	$2.82	$2.85	$3.07	$3.05	$3.01	$2.97
Total Return*	0.02%	(6.16)%	2.12%	3.39%	3.46%	(0.09)%
Net Assets, End of Period (in thousands)	$384	$371	$660	$791	$1,162	$1,574
Average Net Assets for the Period (in thousands)	$376	$635	$674	$1,085	$1,322	$1,778
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.46%	1.43%	1.26%	1.27%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.90%	0.92%	0.93%	0.95%	0.96%
Ratio of Net Investment Income/(Loss)	2.05%	0.87%	1.32%	1.88%	2.04%	1.52%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.85	$3.08	$3.06	$3.02	$2.98	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.03	0.05	0.06	0.07	0.05
Net realized and unrealized gain/(loss)	(0.02)	(0.22)	0.02	0.05	0.04	(0.05)
Total from Investment Operations	0.01	(0.19)	0.07	0.11	0.11	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Total Dividends and Distributions	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Net Asset Value, End of Period	$2.83	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	0.50%	(6.23)%	2.36%	3.63%	3.70%	0.13%
Net Assets, End of Period (in thousands)	$261,327	$294,579	$403,560	$427,052	$521,348	$770,913
Average Net Assets for the Period (in thousands)	$280,747	$353,907	$424,193	$473,636	$628,515	$986,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.73%	0.73%	0.74%	0.80%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.69%	0.69%	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	2.30%	1.10%	1.56%	2.14%	2.27%	1.74%
Portfolio Turnover Rate	52%(2)	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

30	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

32	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

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Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

34	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a

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Notes to Financial Statements (unaudited)

greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at December 31, 2022.

36	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other

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Notes to Financial Statements (unaudited)

reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S.

38	DECEMBER 31, 2022

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Notes to Financial Statements (unaudited)

Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate

Janus Investment Fund	39

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on

40	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,725,808. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2022 is $1,785,370, resulting in the net amount due to the counterparty of $59,562.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.39% of the Fund’s average daily net assets. The Adviser shall reimburse or waive networking/omnibus fees and out-of-pocket transfer agency costs payable by any share class so that such fees, in the aggregate, do not exceed 0.06% of a share class' average daily net assets. The Adviser has agreed to continue the waivers for at least one-year commencing October 28, 2022. If applicable,

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $723.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $3,488.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that

Janus Investment Fund	43

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2022, the Fund engaged in cross trades amounting to $19,068,769 in sales, resulting in a net realized loss of $469,720. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	29	1
Class S Shares	-	-
Class T Shares	-	-

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(28,068,136)	$(11,064,743)	$ (39,132,879)

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 939,517,895	$ 446,154	$(39,545,070)	$ (39,098,916)

6. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,485,959	$ 9,865,241	6,103,315	$ 18,445,802
Reinvested dividends and distributions	214,284	606,413	274,134	819,202
Shares repurchased	(5,945,231)	(16,852,557)	(8,342,036)	(24,989,782)
Net Increase/(Decrease)	(2,244,988)	$ (6,380,903)	(1,964,587)	$ (5,724,778)
Class C Shares:
Shares sold	2,247,054	$ 6,327,240	4,292,448	$ 12,734,788
Reinvested dividends and distributions	43,667	123,379	34,482	102,292
Shares repurchased	(2,427,325)	(6,888,605)	(6,063,009)	(18,022,285)
Net Increase/(Decrease)	(136,604)	$ (437,986)	(1,736,079)	$ (5,185,205)
Class D Shares:
Shares sold	2,846,850	$ 8,062,364	11,917,807	$ 35,906,077
Reinvested dividends and distributions	704,924	1,997,245	905,441	2,710,465
Shares repurchased	(8,916,213)	(25,211,906)	(19,658,291)	(58,974,700)
Net Increase/(Decrease)	(5,364,439)	$(15,152,297)	(6,835,043)	$ (20,358,158)
Class I Shares:
Shares sold	17,631,092	$ 49,872,016	73,919,598	$224,736,454
Reinvested dividends and distributions	1,815,786	5,138,089	2,314,486	6,911,116
Shares repurchased	(36,698,517)	(103,862,546)	(57,678,560)	(172,186,005)
Net Increase/(Decrease)	(17,251,639)	$(48,852,441)	18,555,524	$ 59,461,565
Class N Shares:
Shares sold	223,842	$ 631,912	14,278,921	$ 42,161,680
Reinvested dividends and distributions	176,535	497,707	156,160	462,994
Shares repurchased	(10,822,123)	(30,423,585)	(3,713,697)	(11,056,370)
Net Increase/(Decrease)	(10,421,746)	$(29,293,966)	10,721,384	$ 31,568,304
Class S Shares:
Shares sold	5,661	$ 15,930	8,311	$ 25,440
Reinvested dividends and distributions	1,438	4,065	2,270	6,770
Shares repurchased	(1,330)	(3,749)	(94,996)	(272,267)
Net Increase/(Decrease)	5,769	$ 16,246	(84,415)	$ (240,057)
Class T Shares:
Shares sold	2,240,798	$ 6,360,495	6,699,468	$ 20,273,024
Reinvested dividends and distributions	1,171,877	3,320,078	1,522,835	4,560,703
Shares repurchased	(14,180,144)	(40,096,954)	(35,879,119)	(107,913,093)
Net Increase/(Decrease)	(10,767,469)	$(30,416,381)	(27,656,816)	$ (83,079,366)

Janus Investment Fund	45

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$146,538,263	$ 451,961,000	$ 337,270,050	$ 143,482,514

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

52	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	55

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

56	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	57

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

58	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	59

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

60	DECEMBER 31, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93030 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ChampionX Corp	2.09%	0.81%	ZimVie Inc	0.44%	-0.32%
Commercial Metals Co	2.25%	0.70%	Nomad Foods Ltd	1.29%	-0.30%
Boyd Group Services Inc	1.88%	0.64%	Envista Holdings Corp	1.57%	-0.30%
Comfort Systems USA Inc	1.97%	0.64%	FormFactor Inc	0.28%	-0.26%
Fabrinet	1.43%	0.64%	Ollie's Bargain Outlet Holdings Inc	0.67%	-0.20%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Industrials	2.44%	19.52%	12.82%
	Information Technology	1.08%	7.09%	5.84%
	Materials	0.87%	5.63%	3.92%
	Real Estate	0.61%	9.10%	10.99%
	Financials	0.53%	23.24%	28.82%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-0.32%	6.97%	9.95%
	Utilities	-0.08%	3.44%	5.10%
	Other**	0.00%	2.93%	0.00%
	Consumer Staples	0.05%	3.98%	2.71%
	Health Care	0.05%	9.66%	11.06%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
ChampionX Corp
Energy Equipment & Services	2.6%
Ameris Bancorp
Banks	2.6%
First Interstate BancSystem Inc - Class A
Banks	2.4%
Commercial Metals Co
Metals & Mining	2.4%
Black Hills Corp
Multi-Utilities	2.3%
12.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.7%
Investment Companies	1.5%
Repurchase Agreements	1.1%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

2	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	8.91%	-9.99%	2.19%	7.82%	1.77%	1.22%
Class A Shares at MOP(1)	2.63%	-15.17%	0.98%	7.19%
Class C Shares at NAV(1)	8.48%	-10.69%	1.54%	7.15%	1.70%	1.70%
Class C Shares at CDSC(1)	7.48%	-11.54%	1.54%	7.15%
Class D Shares(2)	8.99%	-9.83%	2.48%	8.14%	0.75%	0.75%
Class I Shares(1)	8.98%	-9.84%	2.50%	8.17%	0.74%	0.74%
Class L Shares(2)	9.05%	-9.70%	2.62%	8.29%	0.81%	0.81%
Class N Shares(1)	9.08%	-9.69%	2.65%	8.31%	0.60%	0.60%
Class R Shares(1)	8.65%	-10.39%	1.87%	7.50%	1.36%	1.36%
Class S Shares(1)	8.78%	-10.13%	2.13%	7.77%	1.11%	1.11%
Class T Shares(1)	8.94%	-9.90%	2.40%	8.05%	0.85%	0.85%
Russell 2000 Value Index	3.42%	-14.48%	4.13%	8.48%
Morningstar Quartile - Class T Shares	-	2nd	4th	3rd
Morningstar Ranking - based on total returns for Small Value Funds	-	177/482	403/454	284/408

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

(2) Closed to new investors.

4	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,089.10	$4.53	$1,000.00	$1,020.87	$4.38	0.86%
Class C Shares	$1,000.00	$1,084.80	$8.78	$1,000.00	$1,016.79	$8.49	1.67%
Class D Shares	$1,000.00	$1,089.90	$3.85	$1,000.00	$1,021.53	$3.72	0.73%
Class I Shares	$1,000.00	$1,089.80	$3.85	$1,000.00	$1,021.53	$3.72	0.73%
Class L Shares	$1,000.00	$1,090.50	$3.06	$1,000.00	$1,022.28	$2.96	0.58%
Class N Shares	$1,000.00	$1,090.80	$3.00	$1,000.00	$1,022.33	$2.91	0.57%
Class R Shares	$1,000.00	$1,086.50	$6.99	$1,000.00	$1,018.50	$6.77	1.33%
Class S Shares	$1,000.00	$1,087.80	$5.74	$1,000.00	$1,019.71	$5.55	1.09%
Class T Shares	$1,000.00	$1,089.40	$4.32	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.7%
Aerospace & Defense – 1.6%
BWX Technologies Inc	362,192	$21,036,111
Spirit AeroSystems Holdings Inc	709,924	21,013,750
		42,049,861
Auto Components – 1.8%
Adient PLC*	802,730	27,846,704
Dorman Products Inc*	236,657	19,138,452
		46,985,156
Banks – 17.8%
Ameris Bancorp	1,418,081	66,848,338
Atlantic Union Bankshares Corp	1,161,273	40,807,133
Enterprise Financial Services Corp	361,390	17,693,654
FB Financial Corp	816,902	29,522,838
First Busey Corp	869,592	21,496,314
First Interstate BancSystem Inc - Class A	1,626,876	62,878,757
Fulton Financial Corp	2,125,595	35,773,764
Hancock Whitney Corp	782,995	37,889,128
Heartland Financial USA Inc	546,282	25,467,667
Horizon Bancorp Inc/IN	1,948,540	29,383,983
Sandy Spring Bancorp Inc	537,344	18,930,629
United Bankshares Inc	584,973	23,685,557
United Community Banks Inc/GA	1,449,015	48,976,707
		459,354,469
Beverages – 1.4%
Coca-Cola Consolidated Inc	72,279	37,032,868
Biotechnology – 0.7%
Anika Therapeutics Inc*	593,680	17,572,928
Building Products – 2.0%
Armstrong World Industries Inc	239,780	16,446,510
Gibraltar Industries Inc*	304,943	13,990,785
Masonite International Corp*	267,489	21,562,288
		51,999,583
Capital Markets – 1.4%
Artisan Partners Asset Management Inc	486,274	14,442,338
Piper Jaffray Cos	175,422	22,838,190
		37,280,528
Chemicals – 2.2%
American Vanguard Corp	789,937	17,149,532
Innospec Inc	374,808	38,552,751
		55,702,283
Commercial Services & Supplies – 3.3%
Boyd Group Services Inc	317,328	49,026,684
UniFirst Corp/MA	190,839	36,830,019
		85,856,703
Construction & Engineering – 1.6%
Comfort Systems USA Inc	358,328	41,236,386
Construction Materials – 1.3%
Eagle Materials Inc	247,319	32,856,329
Electrical Equipment – 1.4%
Encore Wire Corp	253,538	34,876,687
Electronic Equipment, Instruments & Components – 3.6%
Fabrinet*	308,775	39,591,131
Insight Enterprises Inc*	360,402	36,137,509
Rogers Corp*	133,302	15,908,261
		91,636,901
Energy Equipment & Services – 2.9%
ChampionX Corp	2,322,785	67,337,537
Weatherford International PLC*	136,797	6,965,703
		74,303,240

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs) – 7.6%
Corporate Office Properties Trust	945,758	$24,532,963
Phillips Edison & Co Inc	926,914	29,512,942
PotlatchDeltic Corp	511,727	22,510,871
STAG Industrial Inc	1,782,091	57,579,360
Sunstone Hotel Investors Inc	3,651,330	35,271,848
UMH Properties Inc	1,663,454	26,781,609
		196,189,593
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	148,674	33,355,012
Food Products – 1.2%
Nomad Foods Ltd*	1,746,271	30,105,712
Gas Utilities – 0.7%
ONE Gas Inc	243,654	18,449,481
Health Care Equipment & Supplies – 6.3%
Embecta Corp	1,238,344	31,317,720
Envista Holdings Corp*	1,099,897	37,033,532
Globus Medical Inc*	417,873	31,035,428
NuVasive Inc*	541,972	22,350,925
Varex Imaging Corp*,£	1,973,834	40,068,830
		161,806,435
Health Care Providers & Services – 1.8%
Enhabit Inc*	1,274,262	16,769,288
Owens & Minor Inc*	1,496,946	29,235,355
		46,004,643
Health Care Technology – 0.4%
Certara Inc*	671,487	10,790,796
Hotels, Restaurants & Leisure – 1.4%
Century Casinos Inc*,£	2,085,544	14,661,374
Portillo's Inc - Class A*	1,357,552	22,155,249
		36,816,623
Household Durables – 1.2%
Skyline Champion Corp*	606,395	31,235,407
Information Technology Services – 2.1%
EVERTEC Inc	687,516	22,261,768
WNS Holdings Ltd (ADR)*	414,569	33,161,374
		55,423,142
Insurance – 2.1%
Hanover Insurance Group Inc	287,473	38,846,227
Selective Insurance Group Inc	167,035	14,800,971
		53,647,198
Leisure Products – 0.5%
YETI Holdings Inc*	284,349	11,746,457
Life Sciences Tools & Services – 0.4%
Medpace Holdings Inc*	45,399	9,643,202
Machinery – 4.5%
Hillenbrand Inc	1,162,824	49,617,700
Lincoln Electric Holdings Inc	270,960	39,151,010
Shyft Group Inc/The	193,519	4,810,882
Watts Water Technologies Inc - Class A	150,725	22,040,517
		115,620,109
Marine – 1.0%
Kirby Corp*	412,467	26,542,251
Metals & Mining – 2.4%
Commercial Metals Co	1,292,893	62,446,732
Multiline Retail – 0.9%
Ollie's Bargain Outlet Holdings Inc*	479,911	22,479,031
Multi-Utilities – 2.3%
Black Hills Corp	840,073	59,090,735

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 5.9%
Denbury Inc*	60,430	$5,258,619
Gulfport Energy Corp*	486,331	35,813,415
Magnolia Oil & Gas Corp	2,405,268	56,403,535
Oasis Petroleum Inc	394,408	53,958,959
		151,434,528
Pharmaceuticals – 0.5%
Harmony Biosciences Holdings Inc*	243,901	13,438,945
Professional Services – 0.3%
Korn Ferry	175,687	8,893,276
Real Estate Management & Development – 0.4%
Marcus & Millichap Inc	299,222	10,308,198
Semiconductor & Semiconductor Equipment – 1.6%
Diodes Inc*	238,114	18,130,000
Ultra Clean Holdings Inc*	729,307	24,176,527
		42,306,527
Software – 0.4%
ACI Worldwide Inc*	493,819	11,357,837
Specialty Retail – 1.3%
Academy Sports & Outdoors Inc	482,013	25,324,963
Leslie's Inc*	727,361	8,881,078
		34,206,041
Textiles, Apparel & Luxury Goods – 1.1%
Steven Madden Ltd	879,110	28,096,356
Thrifts & Mortgage Finance – 1.4%
WSFS Financial Corp	823,967	37,358,664
Trading Companies & Distributors – 3.7%
GATX Corp	375,198	39,898,555
H&E Equipment Services Inc	841,450	38,201,830
MSC Industrial Direct Co Inc	222,136	18,148,511
		96,248,896
Total Common Stocks (cost $2,059,630,258)		2,523,785,749
Investment Companies– 1.5%
Exchange-Traded Funds (ETFs) – 1.5%
SPDR S&P Biotech*((cost $40,420,523)	482,692	40,063,436
Repurchase Agreements– 1.1%
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $13,306,295 collateralized by $15,615,680 in U.S. Treasuries 0.2500% - 5.3750%, 6/15/24 - 5/15/52 with a value of $13,572,423	$13,300,000	13,300,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.2100%, dated 12/30/22, maturing 1/3/23 to be repurchased at $15,007,017 collateralized by $16,323,795 in U.S. Treasuries 0.7500% - 4.4334%, 7/31/23 - 2/15/29 with a value of $15,307,161	15,000,000	15,000,000
Total Repurchase Agreements (cost $28,300,000)		28,300,000
Total Investments (total cost $2,128,350,781) – 100.3%		2,592,149,185
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(7,969,713)
Net Assets – 100%		$2,584,179,472

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,479,855,415	95.7%
Canada	49,026,684	1.9
India	33,161,374	1.3
United Kingdom	30,105,712	1.1

Total	$2,592,149,185	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/22
Common Stocks - 0.6%
Health Care Equipment & Supplies - N/A
Varex Imaging Corp*,š	$-	$(862,396)	$(1,465,026)	$	N/A
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	-	-	(354,543)		14,661,374
Total Affiliated Investments - 0.6%	$-	$(862,396)	$(1,819,569)		$14,661,374

(1) For securities that were affiliated for a portion of the period ended December 31, 2022, this column reflects amounts for the entire period ended December 31, 2022 and not just the period in which the security was affiliated.

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Common Stocks - 0.6%
Health Care Equipment & Supplies - N/A
Varex Imaging Corp*,š	42,753,840	4,572,481	(4,930,069)	40,068,830
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	15,015,917	-	-	14,661,374

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$13,300,000	$—	$(13,300,000)	$—
Royal Bank of Canada, NY Branch	15,000,000	—	(15,000,000)	—

Total	$28,300,000	$—	$(28,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of December 31, 2022.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,523,785,749	$-	$-
Investment Companies	40,063,436	-	-
Repurchase Agreements	-	28,300,000	-
Total Assets	$2,563,849,185	$28,300,000	$-

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,083,381,158)	$2,549,187,811
Affiliated investments, at value (cost $16,669,623)	14,661,374
Repurchase agreements, at value (cost $28,300,000)	28,300,000
Cash	99,257
Cash denominated in foreign currency (cost $1,962)	1,962
Trustees' deferred compensation	84,453
Receivables:
Investments sold	10,536,213
Dividends	2,649,597
Fund shares sold	1,769,321
Interest	13,312
Other assets	30,573
Total Assets	2,607,333,873
Liabilities:
Payables:	—
Fund shares repurchased	20,339,738
Advisory fees	1,314,248
Investments purchased	795,866
Transfer agent fees and expenses	325,861
Trustees' deferred compensation fees	84,453
12b-1 Distribution and shareholder servicing fees	49,691
Professional fees	30,224
Affiliated fund administration fees payable	6,043
Custodian fees	3,581
Trustees' fees and expenses	2,060
Accrued expenses and other payables	202,636
Total Liabilities	23,154,401
Net Assets	$2,584,179,472

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,053,974,880
Total distributable earnings (loss)	530,204,592
Total Net Assets	$2,584,179,472
Net Assets - Class A Shares	$29,237,715
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,318,349
Net Asset Value Per Share(1)	$22.18
Maximum Offering Price Per Share(2)	$23.53
Net Assets - Class C Shares	$17,873,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	874,832
Net Asset Value Per Share(1)	$20.43
Net Assets - Class D Shares	$90,640,080
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,142,180
Net Asset Value Per Share	$21.88
Net Assets - Class I Shares	$1,424,412,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,763,366
Net Asset Value Per Share	$21.99
Net Assets - Class L Shares	$83,117,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,659,829
Net Asset Value Per Share	$22.71
Net Assets - Class N Shares	$526,671,933
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,994,667
Net Asset Value Per Share	$21.95
Net Assets - Class R Shares	$43,540,772
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,044,717
Net Asset Value Per Share	$21.29
Net Assets - Class S Shares	$27,752,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,275,396
Net Asset Value Per Share	$21.76
Net Assets - Class T Shares	$340,933,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,512,744
Net Asset Value Per Share	$21.98

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends	$22,614,170
Interest	546,943
Other income	189
Foreign tax withheld	(10,957)
Total Investment Income	23,150,345
Expenses:
Advisory fees	7,475,983
12b-1 Distribution and shareholder servicing fees:
Class A Shares	38,790
Class C Shares	90,804
Class R Shares	117,251
Class S Shares	36,225
Transfer agent administrative fees and expenses:
Class D Shares	54,778
Class L Shares	91,091
Class R Shares	58,768
Class S Shares	36,304
Class T Shares	479,976
Transfer agent networking and omnibus fees:
Class A Shares	43,627
Class C Shares	8,298
Class I Shares	1,160,702
Other transfer agent fees and expenses:
Class A Shares	1,109
Class C Shares	438
Class D Shares	9,533
Class I Shares	40,846
Class L Shares	889
Class N Shares	12,978
Class R Shares	503
Class S Shares	331
Class T Shares	2,754
Registration fees	125,880
Shareholder reports expense	76,411
Trustees’ fees and expenses	39,405
Affiliated fund administration fees	34,958
Professional fees	33,782
Custodian fees	10,823
Other expenses	103,307
Total Expenses	10,186,544
Less: Excess Expense Reimbursement and Waivers	(165,142)
Net Expenses	10,021,402
Net Investment Income/(Loss)	13,128,943

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$58,716,831
Investments in affiliates	(862,396)
Total Net Realized Gain/(Loss) on Investments	57,854,435
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	170,073,973
Investments in affiliates	(1,819,569)
Total Change in Unrealized Net Appreciation/Depreciation	168,254,404
Net Increase/(Decrease) in Net Assets Resulting from Operations	$239,237,782

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$13,128,943	$17,827,750
Net realized gain/(loss) on investments	57,854,435	235,198,671
Change in unrealized net appreciation/depreciation	168,254,404	(685,581,612)
Net Increase/(Decrease) in Net Assets Resulting from Operations	239,237,782	(432,555,191)
Dividends and Distributions to Shareholders:
Class A Shares	(1,201,002)	(1,127,366)
Class C Shares	(797,503)	(333,534)
Class D Shares	(4,306,275)	(1,952,056)
Class I Shares	(67,590,940)	(35,391,712)
Class L Shares	(3,957,051)	(2,168,424)
Class N Shares	(26,860,645)	(17,702,297)
Class R Shares	(1,858,291)	(834,998)
Class S Shares	(1,201,026)	(623,421)
Class T Shares	(15,583,510)	(9,580,571)
Net Decrease from Dividends and Distributions to Shareholders	(123,356,243)	(69,714,379)
Capital Share Transactions:
Class A Shares	(1,841,633)	(32,725,992)
Class C Shares	(228,034)	(2,210,185)
Class D Shares	1,191,932	(6,166,574)
Class I Shares	(70,871,176)	(424,960,781)
Class L Shares	(11,252,126)	(14,048,314)
Class N Shares	(86,084,934)	(217,820,011)
Class R Shares	(3,231,806)	3,548,749
Class S Shares	(417,121)	(11,119,133)
Class T Shares	(64,057,086)	(116,734,518)
Net Increase/(Decrease) from Capital Share Transactions	(236,791,984)	(822,236,759)
Net Increase/(Decrease) in Net Assets	(120,910,445)	(1,324,506,329)
Net Assets:
Beginning of period	2,705,089,917	4,029,596,246
End of period	$2,584,179,472	$2,705,089,917

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.24	$24.95	$17.59	$21.57	$23.18	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.04	0.13	0.15	0.25	0.09
Net realized and unrealized gain/(loss)	1.80	(3.32)	7.40	(4.00)	(0.39)	1.87
Total from Investment Operations	1.89	(3.28)	7.53	(3.85)	(0.14)	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.17)	(0.17)	(0.13)	—	(0.01)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.95)	(0.43)	(0.17)	(0.13)	(1.47)	(1.97)
Net Asset Value, End of Period	$22.18	$21.24	$24.95	$17.59	$21.57	$23.18
Total Return*	8.91%	(13.44)%	42.99%	(17.98)%	0.56%	8.44%
Net Assets, End of Period (in thousands)	$29,238	$29,651	$69,385	$64,025	$61,505	$54,782
Average Net Assets for the Period (in thousands)	$30,459	$61,533	$68,997	$62,337	$48,049	$53,655
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.77%	1.76%	1.86%	1.27%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	1.05%	1.11%	1.39%	1.14%	1.26%
Ratio of Net Investment Income/(Loss)	0.81%	0.18%	0.59%	0.77%	1.15%	0.40%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.71	$23.27	$16.41	$20.12	$21.87	$22.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.10)	(0.01)	0.06	0.11	(0.05)
Net realized and unrealized gain/(loss)	1.67	(3.10)	6.91	(3.77)	(0.39)	1.79
Total from Investment Operations	1.67	(3.20)	6.90	(3.71)	(0.28)	1.74
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	(0.04)	—	—	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.95)	(0.36)	(0.04)	—	(1.47)	(1.96)
Net Asset Value, End of Period	$20.43	$19.71	$23.27	$16.41	$20.12	$21.87
Total Return*	8.48%	(14.02)%	42.07%	(18.44)%	(0.07)%	7.84%
Net Assets, End of Period (in thousands)	$17,873	$17,440	$22,889	$20,967	$29,619	$26,828
Average Net Assets for the Period (in thousands)	$18,243	$21,362	$22,037	$26,855	$26,902	$23,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.69%	1.77%	1.92%	1.75%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.69%	1.77%	1.92%	1.75%	1.86%
Ratio of Net Investment Income/(Loss)	0.01%	(0.45)%	(0.06)%	0.30%	0.56%	(0.24)%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.08	$24.75	$17.44	$21.38	$22.99	$23.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.18	0.24	0.32	0.16
Net realized and unrealized gain/(loss)	1.78	(3.32)	7.35	(3.96)	(0.41)	1.86
Total from Investment Operations	1.89	(3.20)	7.53	(3.72)	(0.09)	2.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.21)	(0.22)	(0.22)	(0.05)	(0.08)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(1.09)	(0.47)	(0.22)	(0.22)	(1.52)	(2.04)
Net Asset Value, End of Period	$21.88	$21.08	$24.75	$17.44	$21.38	$22.99
Total Return*	8.99%	(13.24)%	43.43%	(17.65)%	0.82%	8.79%
Net Assets, End of Period (in thousands)	$90,640	$86,052	$107,471	$86,650	$116,468	$127,533
Average Net Assets for the Period (in thousands)	$91,094	$101,735	$94,637	$105,847	$117,978	$130,614
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.75%	0.84%	1.01%	0.83%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.84%	1.01%	0.83%	0.96%
Ratio of Net Investment Income/(Loss)	0.96%	0.49%	0.84%	1.20%	1.48%	0.70%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.18	$24.86	$17.53	$21.50	$23.12	$23.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.19	0.24	0.33	0.18
Net realized and unrealized gain/(loss)	1.79	(3.33)	7.37	(3.97)	(0.41)	1.87
Total from Investment Operations	1.90	(3.21)	7.56	(3.73)	(0.08)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.21)	(0.23)	(0.24)	(0.07)	(0.10)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(1.09)	(0.47)	(0.23)	(0.24)	(1.54)	(2.06)
Net Asset Value, End of Period	$21.99	$21.18	$24.86	$17.53	$21.50	$23.12
Total Return*	8.98%	(13.21)%	43.36%	(17.62)%	0.89%	8.85%
Net Assets, End of Period (in thousands)	$1,424,413	$1,436,933	$2,121,333	$1,584,586	$1,531,568	$1,264,218
Average Net Assets for the Period (in thousands)	$1,482,985	$1,839,602	$1,887,591	$1,646,400	$1,337,975	$1,150,680
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.81%	1.01%	0.79%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.81%	1.01%	0.79%	0.88%
Ratio of Net Investment Income/(Loss)	0.95%	0.50%	0.87%	1.19%	1.52%	0.77%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.86	$25.62	$18.05	$22.13	$23.73	$23.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.22	0.28	0.36	0.20
Net realized and unrealized gain/(loss)	1.85	(3.43)	7.60	(4.10)	(0.42)	1.91
Total from Investment Operations	1.98	(3.27)	7.82	(3.82)	(0.06)	2.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.23)	(0.25)	(0.26)	(0.07)	(0.11)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(1.13)	(0.49)	(0.25)	(0.26)	(1.54)	(2.07)
Net Asset Value, End of Period	$22.71	$21.86	$25.62	$18.05	$22.13	$23.73
Total Return*	9.05%	(13.07)%	43.60%	(17.53)%	0.97%	8.91%
Net Assets, End of Period (in thousands)	$83,118	$90,492	$120,351	$97,950	$148,304	$173,144
Average Net Assets for the Period (in thousands)	$89,931	$111,073	$109,087	$130,117	$155,137	$187,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.81%	0.88%	1.06%	0.88%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.62%	0.69%	0.87%	0.69%	0.84%
Ratio of Net Investment Income/(Loss)	1.09%	0.63%	1.00%	1.36%	1.62%	0.84%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.16	$24.82	$17.50	$21.46	$23.08	$23.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.22	0.26	0.35	0.19
Net realized and unrealized gain/(loss)	1.79	(3.33)	7.36	(3.95)	(0.42)	1.88
Total from Investment Operations	1.92	(3.17)	7.58	(3.69)	(0.07)	2.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.23)	(0.26)	(0.27)	(0.08)	(0.12)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(1.13)	(0.49)	(0.26)	(0.27)	(1.55)	(2.08)
Net Asset Value, End of Period	$21.95	$21.16	$24.82	$17.50	$21.46	$23.08
Total Return*	9.08%	(13.09)%	43.57%	(17.48)%	0.97%	8.97%
Net Assets, End of Period (in thousands)	$526,672	$586,927	$922,073	$676,894	$585,199	$470,614
Average Net Assets for the Period (in thousands)	$580,878	$822,081	$839,582	$632,706	$515,945	$402,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.60%	0.67%	0.86%	0.68%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.60%	0.67%	0.86%	0.68%	0.81%
Ratio of Net Investment Income/(Loss)	1.09%	0.65%	1.01%	1.31%	1.65%	0.83%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.47	$24.12	$17.03	$20.84	$22.53	$22.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	(0.03)	0.05	0.11	0.18	0.02
Net realized and unrealized gain/(loss)	1.73	(3.22)	7.16	(3.87)	(0.40)	1.83
Total from Investment Operations	1.77	(3.25)	7.21	(3.76)	(0.22)	1.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	(0.12)	(0.05)	—	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.95)	(0.40)	(0.12)	(0.05)	(1.47)	(1.96)
Net Asset Value, End of Period	$21.29	$20.47	$24.12	$17.03	$20.84	$22.53
Total Return*	8.65%	(13.73)%	42.49%	(18.11)%	0.20%	8.15%
Net Assets, End of Period (in thousands)	$43,541	$44,592	$48,908	$33,724	$37,555	$39,887
Average Net Assets for the Period (in thousands)	$46,155	$49,737	$42,169	$36,610	$36,037	$38,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.36%	1.42%	1.61%	1.43%	1.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.36%	1.42%	1.61%	1.43%	1.56%
Ratio of Net Investment Income/(Loss)	0.34%	(0.11)%	0.25%	0.57%	0.87%	0.09%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.91	$24.57	$17.32	$21.23	$22.85	$22.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.03	0.11	0.17	0.24	0.09
Net realized and unrealized gain/(loss)	1.76	(3.28)	7.29	(3.95)	(0.39)	1.83
Total from Investment Operations	1.83	(3.25)	7.40	(3.78)	(0.15)	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.15)	(0.15)	(0.13)	—	—
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.98)	(0.41)	(0.15)	(0.13)	(1.47)	(1.96)
Net Asset Value, End of Period	$21.76	$20.91	$24.57	$17.32	$21.23	$22.85
Total Return*	8.78%	(13.49)%	42.91%	(17.96)%	0.52%	8.37%
Net Assets, End of Period (in thousands)	$27,752	$26,996	$42,715	$43,538	$55,050	$61,772
Average Net Assets for the Period (in thousands)	$28,502	$36,165	$45,978	$56,349	$55,579	$66,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.11%	1.18%	1.36%	1.18%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.11%	1.18%	1.36%	1.18%	1.30%
Ratio of Net Investment Income/(Loss)	0.60%	0.14%	0.55%	0.87%	1.14%	0.37%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.14	$24.82	$17.49	$21.44	$23.03	$23.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.17	0.22	0.30	0.14
Net realized and unrealized gain/(loss)	1.79	(3.33)	7.36	(3.98)	(0.40)	1.86
Total from Investment Operations	1.89	(3.23)	7.53	(3.76)	(0.10)	2.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.19)	(0.20)	(0.19)	(0.02)	(0.06)
Distributions (from capital gains)	(0.95)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(1.05)	(0.45)	(0.20)	(0.19)	(1.49)	(2.02)
Net Asset Value, End of Period	$21.98	$21.14	$24.82	$17.49	$21.44	$23.03
Total Return*	8.94%	(13.29)%	43.30%	(17.74)%	0.76%	8.69%
Net Assets, End of Period (in thousands)	$340,933	$386,007	$574,472	$516,634	$652,049	$787,120
Average Net Assets for the Period (in thousands)	$377,125	$511,237	$555,651	$621,808	$681,320	$805,838
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.85%	0.92%	1.10%	0.92%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.85%	0.92%	1.10%	0.92%	1.05%
Ratio of Net Investment Income/(Loss)	0.84%	0.40%	0.78%	1.11%	1.38%	0.60%
Portfolio Turnover Rate	20%	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

26	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

28	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

30	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.72%, and the Fund’s benchmark index used in the calculation is the Russell 2000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.54%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on

32	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $609.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2022, redeeming shareholders of Class C Shares paid CDSCs of $213.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,132,535,206	$553,093,842	$ (93,479,863)	$ 459,613,979

34	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	107,059	$ 2,415,409	502,071	$ 12,324,447
Reinvested dividends and distributions	42,433	935,219	19,815	498,339
Shares repurchased	(227,364)	(5,192,261)	(1,906,388)	(45,548,778)
Net Increase/(Decrease)	(77,872)	$ (1,841,633)	(1,384,502)	$ (32,725,992)
Class C Shares:
Shares sold	12,309	$ 265,896	51,858	$ 1,184,720
Reinvested dividends and distributions	38,642	784,812	13,998	327,829
Shares repurchased	(60,920)	(1,278,742)	(164,576)	(3,722,734)
Net Increase/(Decrease)	(9,969)	$ (228,034)	(98,720)	$ (2,210,185)
Class D Shares:
Shares sold	52,178	$ 1,183,434	246,003	$ 6,013,235
Reinvested dividends and distributions	193,144	4,198,951	76,267	1,901,327
Shares repurchased	(184,953)	(4,190,453)	(583,549)	(14,081,136)
Net Increase/(Decrease)	60,369	$ 1,191,932	(261,279)	$ (6,166,574)
Class I Shares:
Shares sold	5,687,246	$129,462,399	13,316,385	$ 324,356,312
Reinvested dividends and distributions	3,061,205	66,887,325	1,371,811	34,350,140
Shares repurchased	(11,825,233)	(267,220,900)	(32,181,491)	(783,667,233)
Net Increase/(Decrease)	(3,076,782)	$ (70,871,176)	(17,493,295)	$(424,960,781)
Class L Shares:
Shares sold	48,195	$ 1,133,887	89,379	$ 2,255,291
Reinvested dividends and distributions	147,934	3,338,863	72,633	1,876,099
Shares repurchased	(676,559)	(15,724,876)	(718,940)	(18,179,704)
Net Increase/(Decrease)	(480,430)	$ (11,252,126)	(556,928)	$ (14,048,314)
Class N Shares:
Shares sold	1,460,260	$ 32,950,800	9,219,322	$ 232,336,998
Reinvested dividends and distributions	1,023,510	22,322,753	618,226	15,455,657
Shares repurchased	(6,225,873)	(141,358,487)	(19,252,161)	(465,612,666)
Net Increase/(Decrease)	(3,742,103)	$ (86,084,934)	(9,414,613)	$(217,820,011)
Class R Shares:
Shares sold	98,239	$ 2,168,599	425,497	$ 10,043,495
Reinvested dividends and distributions	87,817	1,858,216	34,389	834,969
Shares repurchased	(319,451)	(7,258,621)	(309,137)	(7,329,715)
Net Increase/(Decrease)	(133,395)	$ (3,231,806)	150,749	$ 3,548,749
Class S Shares:
Shares sold	89,287	$ 2,007,890	225,119	$ 5,399,452
Reinvested dividends and distributions	55,265	1,194,831	24,901	616,559
Shares repurchased	(160,498)	(3,619,842)	(696,995)	(17,135,144)
Net Increase/(Decrease)	(15,946)	$ (417,121)	(446,975)	$ (11,119,133)
Class T Shares:
Shares sold	403,195	$ 9,135,049	1,396,696	$ 33,944,957
Reinvested dividends and distributions	698,074	15,245,927	375,679	9,391,965
Shares repurchased	(3,851,148)	(88,438,062)	(6,657,712)	(160,071,440)
Net Increase/(Decrease)	(2,749,879)	$ (64,057,086)	(4,885,337)	$(116,734,518)

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$535,010,185	$ 883,272,947	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

40	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

46	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

48	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	49

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

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Janus Henderson Small Cap Value Fund

Notes

NotesPage2

52	DECEMBER 31, 2022

Janus Henderson Small Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93034 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ChampionX Corp	2.62%	0.99%	Nomad Foods Ltd	2.15%	-0.58%
Burlington Stores Inc	1.94%	0.91%	Portillo's Inc - Class A	1.21%	-0.44%
Cardinal Health Inc	2.24%	0.84%	Take-Two Interactive Software Inc	2.12%	-0.41%
Commercial Metals Co	2.11%	0.70%	Vontier Corp	1.80%	-0.38%
Globus Medical Inc	2.81%	0.68%	Exelixis Inc	0.70%	-0.37%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Financials	1.38%	15.66%	21.94%
	Real Estate	1.20%	8.88%	11.72%
	Health Care	1.20%	11.93%	8.88%
	Materials	0.82%	6.99%	5.91%
	Consumer Discretionary	0.59%	9.57%	10.74%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	-0.36%	8.59%	8.69%
	Industrials	-0.26%	19.80%	17.16%
	Other**	-0.21%	2.39%	0.00%
	Consumer Staples	-0.12%	4.63%	2.99%
	Communication Services	-0.09%	2.12%	3.13%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2022

5 Largest Equity Holdings - (% of Net Assets)
ChampionX Corp
Energy Equipment & Services	3.0%
Burlington Stores Inc
Specialty Retail	2.9%
Hartford Financial Services Group Inc
Insurance	2.8%
Magnolia Oil & Gas Corp
Oil, Gas & Consumable Fuels	2.5%
Hillenbrand Inc
Machinery	2.5%
13.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.4%
Repurchase Agreements	2.0%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2022	As of June 30, 2022

2	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2022						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	8.24%	-9.13%	3.66%	7.84%	8.41%	1.28%	1.12%
Class A Shares at MOP	1.98%	-14.34%	2.43%	7.20%	7.83%
Class C Shares at NAV	7.84%	-9.77%	2.86%	7.00%	7.57%	2.52%	1.85%
Class C Shares at CDSC	6.84%	-10.67%	2.86%	7.00%	7.57%
Class D Shares	8.30%	-8.97%	3.85%	8.06%	8.63%	0.95%	0.88%
Class I Shares	8.41%	-8.86%	3.90%	8.13%	8.71%	0.91%	0.81%
Class N Shares	8.46%	-8.83%	4.00%	8.15%	8.66%	0.80%	0.73%
Class S Shares	8.10%	-9.26%	3.57%	7.76%	8.31%	1.56%	1.23%
Class T Shares	8.29%	-8.97%	3.75%	7.96%	8.53%	1.07%	0.98%
Russell 2500 Value Index	4.29%	-13.08%	4.75%	8.93%	10.20%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	243/411	335/393	292/335	302/331

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (7/1/22 - 12/31/22)
Class A Shares	$1,000.00	$1,082.40	$5.77	$1,000.00	$1,019.66	$5.60	1.10%
Class C Shares	$1,000.00	$1,078.40	$9.90	$1,000.00	$1,015.68	$9.60	1.89%
Class D Shares	$1,000.00	$1,083.00	$4.52	$1,000.00	$1,020.87	$4.38	0.86%
Class I Shares	$1,000.00	$1,084.10	$4.20	$1,000.00	$1,021.17	$4.08	0.80%
Class N Shares	$1,000.00	$1,084.60	$3.73	$1,000.00	$1,021.63	$3.62	0.71%
Class S Shares	$1,000.00	$1,081.00	$6.14	$1,000.00	$1,019.31	$5.96	1.17%
Class T Shares	$1,000.00	$1,082.90	$5.04	$1,000.00	$1,020.37	$4.89	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 98.4%
Aerospace & Defense – 2.0%
BWX Technologies Inc	34,632	$2,011,427
Auto Components – 1.8%
Aptiv PLC*	19,987	1,861,389
Banks – 7.9%
Ameris Bancorp	44,662	2,105,367
First Interstate BancSystem Inc - Class A	66,323	2,563,384
SVB Financial Group*	5,330	1,226,646
Synovus Financial Corp	60,234	2,261,787
		8,157,184
Building Products – 6.2%
Armstrong World Industries Inc	24,988	1,713,927
Carlisle Cos Inc	9,795	2,308,192
Fortune Brands Home & Security Inc	40,534	2,314,897
		6,337,016
Capital Markets – 1.9%
Jefferies Financial Group Inc	56,002	1,919,749
Chemicals – 3.7%
FMC Corp	16,570	2,067,936
Innospec Inc	17,027	1,751,397
		3,819,333
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	81,136	1,805,276
Electrical Equipment – 2.2%
Acuity Brands Inc	13,766	2,279,787
Electronic Equipment, Instruments & Components – 5.0%
Insight Enterprises Inc*	13,288	1,332,388
Vontier Corp	109,539	2,117,389
Zebra Technologies Corp*	6,596	1,691,280
		5,141,057
Energy Equipment & Services – 3.0%
ChampionX Corp	105,521	3,059,054
Entertainment – 2.1%
Take-Two Interactive Software Inc*	20,730	2,158,615
Equity Real Estate Investment Trusts (REITs) – 10.2%
Apple Hospitality Inc	113,507	1,791,140
Equity LifeStyle Properties Inc	33,214	2,145,624
Lamar Advertising Co	24,733	2,334,795
PotlatchDeltic Corp	46,710	2,054,773
STAG Industrial Inc	67,987	2,196,660
		10,522,992
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	8,558	1,919,987
Food Products – 1.6%
Nomad Foods Ltd*	95,916	1,653,592
Gas Utilities – 2.2%
ONE Gas Inc	30,519	2,310,899
Health Care Equipment & Supplies – 5.7%
Embecta Corp	74,691	1,888,935
Envista Holdings Corp*	45,014	1,515,621
Globus Medical Inc*	33,237	2,468,512
		5,873,068
Health Care Providers & Services – 4.1%
Cardinal Health Inc	29,331	2,254,674
Henry Schein Inc*	24,346	1,944,515
		4,199,189
Hotels, Restaurants & Leisure – 1.5%
Portillo's Inc - Class A*	95,349	1,556,096
Insurance – 4.0%
Hartford Financial Services Group Inc	37,465	2,840,971

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance– (continued)
Reinsurance Group of America Inc	9,049	$1,285,772
		4,126,743
Life Sciences Tools & Services – 1.3%
Charles River Laboratories International Inc*	6,342	1,381,922
Machinery – 4.2%
Hillenbrand Inc	60,111	2,564,936
Lincoln Electric Holdings Inc	12,247	1,769,569
		4,334,505
Metals & Mining – 2.3%
Commercial Metals Co	49,339	2,383,074
Oil, Gas & Consumable Fuels – 4.3%
Gulfport Energy Corp*	24,186	1,781,057
Magnolia Oil & Gas Corp	111,560	2,616,082
		4,397,139
Semiconductor & Semiconductor Equipment – 2.4%
Microchip Technology Inc	35,451	2,490,433
Software – 2.5%
Black Knight Inc*	27,942	1,725,419
Nice Ltd (ADR)*	4,240	815,352
		2,540,771
Specialty Retail – 4.9%
Bath & Body Works Inc	49,447	2,083,697
Burlington Stores Inc*	14,469	2,933,734
		5,017,431
Textiles, Apparel & Luxury Goods – 2.2%
Steven Madden Ltd	71,389	2,281,592
Thrifts & Mortgage Finance – 1.5%
WSFS Financial Corp	34,219	1,551,489
Trading Companies & Distributors – 4.0%
GATX Corp	18,277	1,943,576
MSC Industrial Direct Co Inc	27,125	2,216,113
		4,159,689
Total Common Stocks (cost $95,657,254)		101,250,498
Repurchase Agreements– 2.0%
ING Financial Markets LLC, Joint repurchase agreement, 4.2600%, dated 12/30/22, maturing 1/3/23 to be repurchased at $2,100,994 collateralized by $2,465,634 in U.S. Treasuries 0.2500% - 5.3750%, 6/15/24 - 5/15/52 with a value of $2,143,014((cost $2,100,000)	$2,100,000	2,100,000
Total Investments (total cost $97,757,254) – 100.4%		103,350,498
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(457,347)
Net Assets – 100%		$102,893,151

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$100,881,554	97.6%
United Kingdom	1,653,592	1.6
Israel	815,352	0.8

Total	$103,350,498	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,100,000	$—	$(2,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2500TM Value Index	Russell 2500TM Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$101,250,498	$-	$-
Repurchase Agreements	-	2,100,000	-
Total Assets	$101,250,498	$2,100,000	$-

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $95,657,254)	$101,250,498
Repurchase agreements, at value (cost $2,100,000)	2,100,000
Cash	50,012
Trustees' deferred compensation	3,872
Receivables:
Investments sold	15,847,568
Dividends	167,199
Fund shares sold	55,441
Interest	994
Other assets	1,302
Total Assets	119,476,886
Liabilities:
Payables:	—
Fund shares repurchased	16,453,550
Advisory fees	44,365
Professional fees	28,097
Transfer agent fees and expenses	10,299
Trustees' deferred compensation fees	3,872
12b-1 Distribution and shareholder servicing fees	998
Affiliated fund administration fees payable	275
Custodian fees	88
Trustees' fees and expenses	61
Accrued expenses and other payables	42,130
Total Liabilities	16,583,735
Net Assets	$102,893,151

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,923,081
Total distributable earnings (loss)	(29,930)
Total Net Assets	$102,893,151
Net Assets - Class A Shares	$2,290,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181,170
Net Asset Value Per Share(1)	$12.64
Maximum Offering Price Per Share(2)	$13.41
Net Assets - Class C Shares	$379,661
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,399
Net Asset Value Per Share(1)	$12.09
Net Assets - Class D Shares	$42,169,215
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,315,423
Net Asset Value Per Share	$12.72
Net Assets - Class I Shares	$6,791,674
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,403
Net Asset Value Per Share	$12.85
Net Assets - Class N Shares	$44,677,135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,513,322
Net Asset Value Per Share	$12.72
Net Assets - Class S Shares	$173,771
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,865
Net Asset Value Per Share	$12.53
Net Assets - Class T Shares	$6,410,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	503,553
Net Asset Value Per Share	$12.73

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends	$1,100,208
Interest	41,900
Other income	50
Total Investment Income	1,142,158
Expenses:
Advisory fees	361,865
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,857
Class C Shares	2,012
Class S Shares	909
Transfer agent administrative fees and expenses:
Class D Shares	25,409
Class S Shares	1,019
Class T Shares	9,038
Transfer agent networking and omnibus fees:
Class A Shares	1,422
Class C Shares	237
Class I Shares	3,030
Other transfer agent fees and expenses:
Class A Shares	87
Class C Shares	16
Class D Shares	5,902
Class I Shares	227
Class N Shares	1,430
Class S Shares	14
Class T Shares	85
Registration fees	72,739
Non-affiliated fund administration fees	33,345
Professional fees	23,210
Shareholder reports expense	7,667
Trustees’ fees and expenses	1,774
Custodian fees	1,696
Affiliated fund administration fees	1,555
Other expenses	703
Total Expenses	558,248
Less: Excess Expense Reimbursement and Waivers	(68,251)
Net Expenses	489,997
Net Investment Income/(Loss)	652,161
Net Realized Gain/(Loss) on Investments:
Investments	(3,166,042)
Total Net Realized Gain/(Loss) on Investments	(3,166,042)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	12,497,940
Total Change in Unrealized Net Appreciation/Depreciation	12,497,940
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,984,059

See Notes to Financial Statements.

12	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2022 (unaudited)	Year ended June 30, 2022

Operations:
Net investment income/(loss)	$652,161	$950,847
Net realized gain/(loss) on investments	(3,166,042)	1,636,295
Change in unrealized net appreciation/depreciation	12,497,940	(21,819,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,984,059	(19,232,550)
Dividends and Distributions to Shareholders:
Class A Shares	(6,350)	(79,135)
Class C Shares	—	(12,497)
Class D Shares	(231,444)	(1,467,870)
Class I Shares	(37,979)	(310,688)
Class N Shares	(420,035)	(2,081,053)
Class S Shares	—	(30,861)
Class T Shares	(24,323)	(239,738)
Net Decrease from Dividends and Distributions to Shareholders	(720,131)	(4,221,842)
Capital Share Transactions:
Class A Shares	(257,280)	(428,805)
Class C Shares	(99,529)	22,667
Class D Shares	(1,829,392)	(17,630,182)
Class I Shares	(2,170,591)	(4,610,382)
Class N Shares	(16,651,963)	(2,767,610)
Class S Shares	(846,343)	(5,229)
Class T Shares	(1,647,183)	(9,681,030)
Net Increase/(Decrease) from Capital Share Transactions	(23,502,281)	(35,100,571)
Net Increase/(Decrease) in Net Assets	(14,238,353)	(58,554,963)
Net Assets:
Beginning of period	117,131,504	175,686,467
End of period	$102,893,151	$117,131,504

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.72	$13.98	$10.17	$13.17	$14.13	$13.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.06	0.10	0.10	0.10	0.04
Net realized and unrealized gain/(loss)	0.91	(1.93)	3.78	(1.71)	0.65	1.12
Total from Investment Operations	0.96	(1.87)	3.88	(1.61)	0.75	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.07)	(0.11)	(0.18)	—(2)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.04)	(0.39)	(0.07)	(1.39)	(1.71)	(0.74)
Net Asset Value, End of Period	$12.64	$11.72	$13.98	$10.17	$13.17	$14.13
Total Return*	8.16%	(13.78)%	38.27%	(14.37)%	7.46%	8.49%
Net Assets, End of Period (in thousands)	$2,291	$2,387	$3,279	$3,039	$2,055	$521
Average Net Assets for the Period (in thousands)	$2,242	$2,920	$3,034	$2,169	$852	$501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.28%	1.35%	1.78%	1.91%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.12%	1.07%	1.34%	1.31%	1.31%
Ratio of Net Investment Income/(Loss)	0.76%	0.42%	0.81%	0.88%	0.79%	0.29%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.22	$13.45	$9.80	$12.74	$13.73	$13.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.04)	0.02	0.01	0.02	(0.06)
Net realized and unrealized gain/(loss)	0.87	(1.85)	3.63	(1.66)	0.60	1.10
Total from Investment Operations	0.87	(1.89)	3.65	(1.65)	0.62	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	(0.08)	—
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	—	(0.34)	—	(1.29)	(1.61)	(0.74)
Net Asset Value, End of Period	$12.09	$11.22	$13.45	$9.80	$12.74	$13.73
Total Return*	7.75%	(14.41)%	37.24%	(15.04)%	6.52%	7.75%
Net Assets, End of Period (in thousands)	$380	$450	$515	$353	$398	$262
Average Net Assets for the Period (in thousands)	$382	$493	$427	$380	$318	$319
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.76%	2.51%	2.70%	3.23%	3.30%	2.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.84%	1.81%	2.14%	2.09%	2.05%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.33)%	0.14%	0.12%	0.16%	(0.46)%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.81	$14.08	$10.24	$13.24	$14.19	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.08	0.10	0.13	0.16	0.08
Net realized and unrealized gain/(loss)	0.92	(1.93)	3.83	(1.72)	0.61	1.13
Total from Investment Operations	0.98	(1.85)	3.93	(1.59)	0.77	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.09)	(0.13)	(0.19)	(0.04)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.07)	(0.42)	(0.09)	(1.41)	(1.72)	(0.78)
Net Asset Value, End of Period	$12.72	$11.81	$14.08	$10.24	$13.24	$14.19
Total Return*	8.30%	(13.54)%	38.52%	(14.20)%	7.57%	8.81%
Net Assets, End of Period (in thousands)	$42,169	$40,878	$66,854	$21,708	$23,948	$22,006
Average Net Assets for the Period (in thousands)	$42,254	$49,604	$34,811	$22,879	$22,739	$23,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.95%	1.06%	1.51%	1.45%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.89%	1.17%	1.10%	1.07%
Ratio of Net Investment Income/(Loss)	1.00%	0.62%	0.78%	1.06%	1.22%	0.53%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.93	$14.22	$10.34	$13.36	$14.21	$13.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.09	0.13	0.11	0.16	0.10
Net realized and unrealized gain/(loss)	0.93	(1.96)	3.84	(1.72)	0.63	1.11
Total from Investment Operations	0.99	(1.87)	3.97	(1.61)	0.79	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.09)	(0.13)	(0.11)	(0.04)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.07)	(0.42)	(0.09)	(1.41)	(1.64)	(0.78)
Net Asset Value, End of Period	$12.85	$11.93	$14.22	$10.34	$13.36	$14.21
Total Return*	8.32%	(13.56)%	38.58%	(14.19)%	7.66%	8.84%
Net Assets, End of Period (in thousands)	$6,792	$8,309	$14,659	$9,848	$7,535	$5,391
Average Net Assets for the Period (in thousands)	$7,186	$10,673	$13,258	$6,734	$6,250	$60,942
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	1.10%	1.47%	1.39%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.82%	0.89%	1.13%	1.06%	0.99%
Ratio of Net Investment Income/(Loss)	0.99%	0.67%	1.02%	0.93%	1.20%	0.69%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year or period ended June 30	2022	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$11.81	$14.09	$10.24	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.11	0.11	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	0.93	(1.95)	3.84	(1.72)	0.59	0.85
Total from Investment Operations	1.00	(1.84)	3.95	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.10)	(0.10)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.09)	(0.44)	(0.10)	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$12.72	$11.81	$14.09	$10.24	$13.24	$14.20
Total Return*	8.46%	(13.48)%	38.72%	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$44,677	$56,752	$70,581	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$62,138	$65,311	$28,417	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.88%	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.76%	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	1.15%	0.79%	0.83%	1.24%	1.40%	0.76%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.60	$13.84	$10.06	$13.07	$14.12	$13.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.08	0.08	0.09	0.04
Net realized and unrealized gain/(loss)	0.90	(1.91)	3.75	(1.69)	0.65	1.12
Total from Investment Operations	0.93	(1.87)	3.83	(1.61)	0.74	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.05)	(0.12)	(0.26)	(0.01)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	—	(0.37)	(0.05)	(1.40)	(1.79)	(0.75)
Net Asset Value, End of Period	$12.53	$11.60	$13.84	$10.06	$13.07	$14.12
Total Return*	8.02%	(13.85)%	38.16%	(14.51)%	7.51%	8.47%
Net Assets, End of Period (in thousands)	$174	$939	$1,136	$1,004	$390	$100
Average Net Assets for the Period (in thousands)	$807	$1,110	$1,084	$890	$115	$114
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.54%	1.71%	2.16%	4.23%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.20%	1.23%	1.51%	1.29%	1.34%
Ratio of Net Investment Income/(Loss)	0.51%	0.31%	0.68%	0.71%	0.70%	0.27%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2022 (unaudited) and the year ended June 30	2022	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.81	$14.07	$10.21	$13.22	$14.16	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.06	0.06	0.14	0.15	0.06
Net realized and unrealized gain/(loss)	0.92	(1.93)	3.86	(1.76)	0.61	1.13
Total from Investment Operations	0.97	(1.87)	3.92	(1.62)	0.76	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.06)	(0.11)	(0.17)	(0.05)
Distributions (from capital gains)	—	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.05)	(0.39)	(0.06)	(1.39)	(1.70)	(0.79)
Net Asset Value, End of Period	$12.73	$11.81	$14.07	$10.21	$13.22	$14.16
Total Return*	8.21%	(13.67)%	38.50%	(14.40)%	7.51%	8.65%
Net Assets, End of Period (in thousands)	$6,411	$7,416	$18,663	$38,649	$23,144	$30,287
Average Net Assets for the Period (in thousands)	$7,102	$8,946	$11,012	$17,402	$27,284	$22,955
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.07%	1.18%	1.55%	1.51%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.99%	1.02%	1.27%	1.20%	1.19%
Ratio of Net Investment Income/(Loss)	0.85%	0.46%	0.49%	1.08%	1.14%	0.43%
Portfolio Turnover Rate	31%	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

24	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.70%. The Fund’s primary benchmark index is the Russell 2500® Value Index. The Russell 3000® Value Index was used to calculate the Fund’s performance fee adjustment prior to August 1, 2019. For a period of 36 months beginning on August 1, 2019, the Fund’s performance fee adjustment was calculated based on a combination of the Russell 2500® Value Index and the Russell 3000® Value Index. Effective August 1, 2022, the Russell 3000® Value Index was eliminated from the performance adjustment calculation for the Fund, and the performance adjustment now only includes the Fund’s performance relative to the Russell 2500® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.59%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2022. If applicable, amounts waived and/or reimbursed

26	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended December 31, 2022, the Distributor retained upfront sales charges of $15.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended December 31, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

28	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	36	19
Class S Shares	47	0*
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 98,621,395	$11,926,375	$ (7,197,272)	$ 4,729,103

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2022		Year ended June 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,644	$ 71,318	15,045	$ 202,833
Reinvested dividends and distributions	505	6,350	5,810	79,135
Shares repurchased	(28,598)	(334,948)	(51,693)	(710,773)
Net Increase/(Decrease)	(22,449)	$ (257,280)	(30,838)	$ (428,805)
Class C Shares:
Shares sold	3,128	$ 37,236	5,225	$ 66,326
Reinvested dividends and distributions	-	-	955	12,497
Shares repurchased	(11,839)	(136,765)	(4,323)	(56,156)
Net Increase/(Decrease)	(8,711)	$ (99,529)	1,857	$ 22,667
Class D Shares:
Shares sold	192,292	$ 2,436,354	788,962	$ 10,804,986
Reinvested dividends and distributions	17,788	224,835	103,899	1,423,415
Shares repurchased	(356,618)	(4,490,581)	(2,177,708)	(29,858,583)
Net Increase/(Decrease)	(146,538)	$ (1,829,392)	(1,284,847)	$(17,630,182)
Class I Shares:
Shares sold	46,788	$ 604,269	128,465	$ 1,787,759
Reinvested dividends and distributions	2,974	37,979	22,449	310,688
Shares repurchased	(217,824)	(2,812,839)	(485,566)	(6,708,829)
Net Increase/(Decrease)	(168,062)	$ (2,170,591)	(334,652)	$ (4,610,382)
Class N Shares:
Shares sold	1,031,326	$ 13,181,385	1,218,146	$ 16,587,943
Reinvested dividends and distributions	33,231	420,035	151,902	2,081,053
Shares repurchased	(2,354,759)	(30,253,383)	(1,574,792)	(21,436,606)
Net Increase/(Decrease)	(1,290,202)	$(16,651,963)	(204,744)	$ (2,767,610)
Class S Shares:
Shares sold	2,990	$ 37,012	8,954	$ 119,811
Reinvested dividends and distributions	-	-	2,289	30,861
Shares repurchased	(70,140)	(883,355)	(12,293)	(155,901)
Net Increase/(Decrease)	(67,150)	$ (846,343)	(1,050)	$ (5,229)
Class T Shares:
Shares sold	151,808	$ 1,938,593	142,207	$ 1,927,674
Reinvested dividends and distributions	1,923	24,323	17,486	239,738
Shares repurchased	(278,337)	(3,610,099)	(857,665)	(11,848,442)
Net Increase/(Decrease)	(124,606)	$ (1,647,183)	(697,972)	$ (9,681,030)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 37,074,469	$ 59,117,485	$ -	$ -

30	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

Janus Investment Fund	33

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

44	DECEMBER 31, 2022

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93033 03-23

SEMIANNUAL REPORT December 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Sustainable Multi-Asset Allocation Fund

Oliver Blackbourn co-portfolio manager	Nick Harper co-portfolio manager

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Fund At A Glance

December 31, 2022

Holdings - (% of Net Assets)
Janus Henderson U.S. Sustainable Equity	31.1%
Janus Henderson Sustainable & Impact Core Bond	30.8
Janus Henderson International Sustainable Equity	14.2
Janus Henderson Cash Liquidity Fund LLC	8.4
Janus Henderson Net Zero Transition Resources	8.2
Janus Henderson Sustainable Corporate Bond	8.2

Asset Allocation - (% of Net Assets)
Investment Companies	100.9%
Other	(0.9)%
100.0%

Janus Investment Fund	1

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Cumulative Total Return - for the periods ended December 31, 2022		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class D Shares	-6.63%	2.23%	0.74%
60% MSCI ACWI / 40% Bloomberg US Aggregate Bond	-6.31%
Morningstar Quartile - Class D Shares	3rd
Morningstar Ranking - based on total returns for US Fund World Allocation	507/773

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Net expense ratios reflect the advisory fee waiver contractually agreed to through at least October 31, 2023. See Financial Highlights for actual expense ratios during the reporting period.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

2	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – August 16, 2022

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Sustainable Multi-Asset Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/16/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (8/16/22 - 12/31/22)*	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22 - 12/31/22)†	Net Annualized Expense Ratio (8/16/22 - 12/31/22)
Class D Shares	$1,000.00	$933.70	$1.39	$1,000.00	$1,017.47	$1.45	0.38%
*

Actual Expenses Paid During Period reflects only the inception period for the Fund (August 16, 2022 to December 31, 2022) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 138/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Investment Companies£– 100.9%
Exchange-Traded Funds (ETFs) – 92.5%
Janus Henderson International Sustainable Equity	18,988	$310,091
Janus Henderson Net Zero Transition Resources	7,739	180,506
Janus Henderson Sustainable & Impact Core Bond	16,268	675,610
Janus Henderson Sustainable Corporate Bond	4,484	180,347
Janus Henderson U.S. Sustainable Equity	35,884	682,675
		2,029,229
Money Markets – 8.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	184,464	184,501
Total Investments (total cost $2,243,753) – 100.9%		2,213,730
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(19,325)
Net Assets – 100%		$2,194,405

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 100.9%
Exchange-Traded Funds (ETFs) - 92.5%
Janus Henderson International Sustainable Equity	$1,064	$-	$1,189	$310,091
Janus Henderson Net Zero Transition Resources	877	(1,283)	4,363	180,506
Janus Henderson Sustainable & Impact Core Bond	3,697	-	(14,616)	675,610
Janus Henderson Sustainable Corporate Bond	1,601	-	(2,895)	180,347
Janus Henderson U.S. Sustainable Equity	1,038	-	(18,075)	682,675
Total Exchange-Traded Funds (ETFs)	$8,277	$(1,283)	$(30,034)	$2,029,229
Money Markets - 8.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	1,710	(1)	11	184,501
Total Affiliated Investments - 100.9%	$9,987	$(1,284)	$(30,023)	$2,213,730

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments (unaudited)

December 31, 2022

	Value at 8/16/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 100.9%
Exchange-Traded Funds (ETFs) - 92.5%
Janus Henderson International Sustainable Equity	-	308,902	-	310,091
Janus Henderson Net Zero Transition Resources	-	188,436	(11,010)	180,506
Janus Henderson Sustainable & Impact Core Bond	-	690,226	-	675,610
Janus Henderson Sustainable Corporate Bond	-	183,242	-	180,347
Janus Henderson U.S. Sustainable Equity	-	700,750	-	682,675
Money Markets - 8.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	-	1,826,760	(1,642,269)	184,501

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

60% MSCI ACWI / 40% Bloomberg US Aggregate Bond

60% MSCI ACWI / 40% Bloomberg US Aggregate Bond is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

ETF	Exchange-Traded Fund
LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$2,029,229	$184,501	$-

Janus Investment Fund	7

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2022

Assets:
Affiliated investments, at value (cost $2,243,753)	$2,213,730
Cash	2,035
Trustees' deferred compensation	71
Receivables:
Fund shares sold	22,337
Due from adviser	12,491
Dividends from affiliates	603
Other assets	13
Total Assets	2,251,280
Liabilities:
Payables:	—
Professional fees	15,976
Fund shares repurchased	996
Transfer agent fees and expenses	502
Custodian fees	358
Advisory fees	94
Trustees' deferred compensation fees	71
Accrued expenses and other payables	38,878
Total Liabilities	56,875
Net Assets	$2,194,405
Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,226,054
Total distributable earnings (loss)	(31,649)
Total Net Assets	$2,194,405
Net Assets - Class D Shares	$2,194,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	235,994
Net Asset Value Per Share	$9.30

See Notes to Financial Statements.

8	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2022

Investment Income:
Dividends from affiliates	$9,987
Other income	138
Total Investment Income	10,125
Expenses:
Advisory fees	257
Transfer agent administrative fees and expenses:
Class D Shares	608
Other transfer agent fees and expenses:
Class D Shares	469
Registration fees	34,216
Professional fees	16,014
Non-affiliated fund administration fees	5,712
Custodian fees	617
Shareholder reports expense	320
Trustees’ fees and expenses	18
Total Expenses	58,231
Less: Excess Expense Reimbursement and Waivers	(56,336)
Net Expenses	1,895
Net Investment Income/(Loss)	8,230
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(1,284)
Total Net Realized Gain/(Loss) on Investments	(1,284)
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(30,023)
Total Change in Unrealized Net Appreciation/Depreciation	(30,023)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(23,077)

(1) Period from August 16, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Sustainable Multi-Asset Allocation Fund

Statements of Changes in Net Assets

Period ended December 31, 2022 (unaudited)(1)

Operations:
Net investment income/(loss)	$8,230
Net realized gain/(loss) on investments	(1,284)
Change in unrealized net appreciation/depreciation	(30,023)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,077)
Dividends and Distributions to Shareholders:
Class D Shares	(8,572)
Net Decrease from Dividends and Distributions to Shareholders	(8,572)
Capital Share Transactions:
Class D Shares	2,226,054
Net Increase/(Decrease) from Capital Share Transactions	2,226,054
Net Increase/(Decrease) in Net Assets	2,194,405
Net Assets:
Beginning of period	—
End of period	$2,194,405

(1) Period from August 16, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

10	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31 (unaudited)	2022(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	(0.72)
Total from Investment Operations	(0.66)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)
Total Dividends and Distributions	(0.04)
Net Asset Value, End of Period	$9.30
Total Return*	(6.63)%
Net Assets, End of Period (in thousands)	$2,194
Average Net Assets for the Period (in thousands)	$1,329
Ratios to Average Net Assets**:
Ratio of Gross Expenses	11.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.38%
Ratio of Net Investment Income/(Loss)	1.64%
Portfolio Turnover Rate	1%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 16, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Sustainable Multi-Asset Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson mutual funds and exchange-traded funds ("ETFs") (the “underlying funds”). The Trust offers 39 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund currently offers Class D Shares. Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 60% to equity investments, 40% to fixed-income securities and money market instruments, and 0% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent

12	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements (unaudited)

thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	13

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.05%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.16% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver until at least October 31, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $240,740 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $206,925 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements (unaudited)

As of December 31, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class D Shares	21%	21%

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,245,041	$ 4,275	$ (35,586)	$ (31,311)

4. Capital Share Transactions

	Period ended December 31, 2022(1)
	Shares	Amount

Class D Shares:
Shares sold	239,727	$2,260,081
Reinvested dividends and distributions	897	8,400
Shares repurchased	(4,630)	(42,427)
Net Increase/(Decrease)	235,994	$2,226,054
(1)	Period from August 16, 2022 (inception date) through December 31, 2022.

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,071,556	$ 11,010	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May

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Additional Information (unaudited)

31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

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Additional Information (unaudited)

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Sustainable Multi-Asset Allocation Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	29

Janus Henderson Sustainable Multi-Asset Allocation Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

30	DECEMBER 31, 2022

Janus Henderson Sustainable Multi-Asset Allocation Fund

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Distributors US LLC
125-24-93096 03-23

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of
Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2023